UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2021

NortonLifeLock Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-17781	77-0181864
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 E. Rio Salado Parkway, Suite 1000 Tempe, AZ 85281
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NLOK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 10, 2021, NortonLifeLock Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K with the Securities and Exchange Commission announcing, pursuant to Rule 2.7 of the UK City Code on Takeovers and Mergers, that the Company had reached an agreement with Avast plc, a company incorporated in England and Wales (“Avast”), on the terms of a recommended combination of Avast with the Company in the form of a recommended offer by a wholly-owned subsidiary of the Company for the entire issued and to be issued ordinary share capital of Avast (the “Merger”).

In connection with the Merger, the Company and certain financial institution parties entered into (A) the Interim Facilities Agreement, dated as of August 10, 2021 (the “Interim Facilities Agreement”), pursuant to which Bank of America and Wells Fargo Bank N.A., as interim lenders, agreed to provide the Company with (i) a $3,600 million term loan interim facility B, (ii) $750 million term loan interim facility A1 and $3,500 million term loan interim facility A2, and (iii) a $1,500 million interim revolving facility, and (B) the Commitment Letter, dated as of August 10, 2021 (the “Commitment Letter”), pursuant to which certain financial institution parties agreed to provide to the Company, subject to the execution of definitive financing documents, certain term loan and revolving facilities on the terms and conditions set forth in the Commitment Letter in order to, among other things, finance the cash consideration payable by the Company in connection with the Merger.

On September 1, 2021, the Company and a syndicate of financial institutions entered into an Amendment and Restatement Agreement (the “Amendment and Restatement Agreement”) and an Amended and Restated Commitment Letter (the “Amended and Restated Commitment Letter”), which amend and restate each of the Interim Facilities Agreement and the Commitment Letter, respectively, in their entirety. The Interim Facilities Agreement and the Commitment Letter were amended and restated to incorporate the commitments of additional financial institutions.

The foregoing summaries of the Amendment and Restatement Agreement and the Amended and Restated Commitment Letter do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amended and Restated Interim Facilities Agreement and the Amended and Restated Commitment Letter, respectively, copies of which are attached as Exhibits 10.01 and 10.02 to this Current Report on Form 8-K, respectively, and which are each incorporated herein by reference.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Merger or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Current Report on Form 8-K is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Merger are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Merger will be made solely by means of the scheme document to be published by Avast in due course, or (if applicable) pursuant to an offer document to be published by the Company, which (as applicable) would contain the full terms and conditions of the Merger. Any decision in respect of, or other response to, the Merger, should be made only on the basis of the information contained in such document(s). As explained below, if the Company ultimately seeks to implement the Merger by way of a takeover offer, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the Merger, the Company is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”) BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT AND/OR OFFER DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES TO THE MERGER. Company’s shareholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Company shareholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document, and other relevant documents (when available) by directing a written request to the Company, 60 E. Rio Salado Parkway Suite 1000, Tempe, AZ (Attention: Investor Relations), or from the Company’s website at https://investor.nortonlifelock.com.

2

Participants in the solicitation

The Company and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the shareholders of the Company in respect of the Merger contemplated by the scheme document and/or offer document (as referred to above). Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed Merger, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the scheme document or offer document (as applicable) when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended April 2, 2021 filed with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
10.01	Amended and Restated Interim Facilities Agreement.
10.02	Amended and Restated Commitment Letter.
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NortonLifeLock Inc.

Date: September 3, 2021	By:	/s/ Bryan Ko
Bryan Ko Chief Legal Officer and Corporate Secretary

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Exhibit 10.01

AMENDMENT AND RESTATEMENT AGREEMENT

DATED 1 SEPTEMBER 2021

between

NORTONLIFELOCK INC.

(as Borrower)

THE PERSONS SPECIFIED IN SCHEDULE 2

(as Acceding Finance Parties)

BOFA SECURITIES, INC. and

WELLS FARGO SECURITIES, LLC

(as Arrangers)

BANK OF AMERICA, N.A.

(as Interim Facility Agent)

and

BANK OF AMERICA, N.A

(as Interim Security Agent)

relating to an interim facilities agreement originally dated 10 August 2021 between, among others, NortonLifeLock Inc. as the Borrower and Bank of America, N.A. as Interim Facility Agent and Interim Security Agent

KIRKLAND & ELLIS INTERNATIONAL LLP

30 St. Mary Axe

London EC3A 8AF

Tel: +44 (0)20 7469 2000

Fax: +44 (0)20 7469 2001

www.kirkland.com

Table of Contents

Page

1.	Interpretation	1
2.	Amendment AND RESTATEMENT of the INTERIM Facilities Agreement	2
3.	GUARANTOR CONFIRMATION	2
4.	Acceding INTERIM LENDERS	3
5.	REPRESENTATIONS	4
6.	MISCELLANEOUS	4
7.	Governing Law	5
Schedule 1 EXISTING INTERIM LENDERS		6
Schedule 2 ACCEDING INTERIM LENDERS		7
Schedule 3 AMENDED AND RESTATED INTERIM FACILITIES AGREEMENT		8
SIGNATORIES

THIS AGREEMENT is dated 1 September 2021.

BETWEEN:

(1)	NORTONLIFELOCK INC., a Delaware corporation with registered number 2158113 (the Borrower);

(2)	THE PERSONS listed in Schedule 1 (The Existing Interim Lenders) as existing interim lenders (the Existing Interim Lenders);

(3)	THE PERSONS listed in Schedule 2 (The Acceding Interim Lenders) as acceding interim lenders (the Acceding Interim Lenders);

(4)	BOFA SECURITIES, INC. AND WELLS FARGO SECURITIES, LLC as arrangers (the Arrangers);

(5)	BANK OF AMERICA, N.A. as agent of the other Interim Finance Parties (the Interim Facility Agent); and

(6)	BANK OF AMERICA, N.A. as security agent for the Interim Finance Parties (the Interim Security Agent).

BACKGROUND

(A)	The Borrower, the Existing Interim Lenders, the Interim Facility Agent and the Interim Security Agent (amongst others) entered into an interim facilities agreement dated 10 August 2021 (the Interim Facilities Agreement).

(B)	The Borrower, the Existing Interim Lenders, the Interim Facility Agent and the Interim Security Agent have agreed to enter into this agreement in order to amend the terms of the Interim Facilities Agreement in the manner set out below.

(C)	Pursuant to this Agreement, the Existing Interim Lenders transfer certain of their Interim Commitments to the Acceding Interim Lenders.

(D)	The Acceding Interim Lenders agree to accede to the Amended and Restated Interim Facilities Agreement in accordance with the terms of this Agreement.

IS AGREED as follows:

1.	Interpretation

1.1	Construction

(a)	Terms defined in the Interim Facilities Agreement (as amended pursuant to this Agreement) shall have the same meaning when used in this Agreement.

(b)	Clause 26.6 (Third Party Rights) and part II (Other References) of schedule 1 (Definitions and Interpretation) of the Interim Facilities Agreement will be deemed to be set out in full in this Agreement, but as if reference in that clause or part to the Interim Facilities Agreement were references to this Agreement.

1

2.	Amendment AND RESTATEMENT of the INTERIM Facilities Agreement

2.1	The Interim Facilities Agreement

With effect from (and including) the date of this Agreement, the Interim Facilities Agreement shall be amended and restated as set out in Schedule 3 (Amended and Restated Interim Facilities Agreement) (as so amended and restated, the Amended and Restated Interim Facilities Agreement).

2.2	Continuing Effect

(a)	Except as varied by the terms of this Agreement, the Interim Facilities Agreement and the Interim Finance Documents will remain in full force and effect. Each party to this Agreement reconfirms all of its obligations under the Amended and Restated Interim Facilities Agreement and under the other Interim Finance Documents (as applicable).

(b)	Any reference in the Amended and Restated Interim Facilities Agreement or any other Interim Finance Document to the Interim Facilities Agreement or to any provision of the Interim Facilities Agreement will be construed as a reference to the Amended and Restated Interim Facilities Agreement, or that provision, as amended and restated by this agreement.

2.3	Interim Finance Documents

The parties to this Agreement agreed that this Agreement is designated as an Interim Finance Document.

3.	GUARANTOR CONFIRMATION

On the date of this Agreement, each Obligor confirms its acceptance of the Amended and Restated Interim Facilities Agreement and agrees to be bound as an Obligor by the terms of the Amended and Restated Interim Facilities Agreement. The Guarantor confirms that, with effect from (and including) the date of this Agreement, the guarantees and indemnities set out in schedule 4 (Guarantee and Indemnity) of the Amended and Restated Interim Facilities Agreement shall:

(a)	continue to apply in respect of the obligations of each Obligor under the Interim Finance Documents (as defined in the Amended and Restated Interim Facilities Agreement); and

(b)	extend to all new obligations of any Obligor under the Interim Finance Documents (as defined in the Amended and Restated Interim Facilities Agreement) arising from the amendments effected by this Agreement, subject only to the guarantee limitations set out in clause 11 (Guarantee Limitations) of schedule 4 (Guarantee and Indemnity) of the Amended and Restated Interim Facilities Agreement.

2

4.	Acceding INTERIM LENDERS

(a)	With effect from the date of this Agreement, each Existing Interim Lender and each Acceding Interim Lender by signing this Agreement:

(i)	agrees to assume and will assume all of the relevant obligations corresponding to the Interim Commitment specified next to its name in schedule 11 (The Original Interim Lenders) of the Amended and Restated Interim Facilities Agreement as if it was an Interim Lender under the Interim Facilities Agreement; and

(ii)	approves (for the avoidance of doubt) the amendment and restatement of the Interim Facilities Agreement contemplated in clause 2 (Amendment and Restatement of the Interim Facilities Agreement) in its capacity as Interim Lender.

(b)	The Obligors’ Agent, each Existing Interim Lender and each Acceding Interim Lender agree (as applicable), with immediate effect from the date of this Agreement, as follows:

(i)	the Obligors’ Agent consents to each transfer in accordance with this Agreement for the purposes of paragraph (b)(i) of clause 22.2 (Transfers by Interim Lenders) of the Amended and Restated Interim Facilities Agreement;

(ii)	the Obligors’ Agent releases each Existing Interim Lender from its obligations set out in paragraph (f) of clause 22.2 (Transfers by Interim Lenders) of the Amended and Restated Interim Facilities Agreement in respect of its transferred commitments, provided that, for the avoidance of doubt, such Existing Interim Lender will continue to be bound by paragraph (f) of clause 22.2 (Transfers by Interim Lenders) of the Amended and Restated Interim Facilities Agreement in respect of its Interim Commitments as of the date hereof that do not constitute transferred commitments; and

(iii)	each Acceding Interim Lender agrees it shall be bound by the obligations set out in paragraph (f) of clause 22.2 (Transfers by Interim Lenders) of the Amended and Restated Interim Facilities Agreement in respect of its Interim Commitments as if such New Interim Lender had been an Original Interim Lender.

(c)	The transfer of rights and obligations contemplated by this Agreement will take effect as a novation and the parties to this Agreement agree that the terms of the Amended and Restated Interim Facilities Agreement will apply to the rights and obligations transferred pursuant to this Agreement as if this Agreement were a Transfer Certificate and such transfer shall be treated as having been made in accordance with clause 22 (Changes to Parties) of the Interim Facilities Agreement.

3

(d)	Each Acceding Interim Lender expressly acknowledges the limitations on the Existing Interim Lenders’ obligations set out in paragraph (c) of clause 22.3 (Limitation of responsibility of Existing Interim Lenders).

(e)	The Acceding Finance Party confirms, for the benefit of the Interim Facility Agent, that it is a Qualifying US Interim Lender.

(f)	For the purposes of clause 18 (Notices) of the Amended and Restated Interim Facilities Agreement, the Facility Office and address, fax number and attention details for notices of each Acceding Interim Lender are identified with its name in the signature pages below.

(g)	Each Acceding Interim Lender:

(i)	confirms the appointment of the Interim Facility Agent to act as its agent under the Interim Finance Documents;

(ii)	confirms the appointment of the Interim Security Agent to act as security agent and hold the Interim Security Documents on behalf of and for the benefit of the Interim Finance Parties; and

(iii)	expressly ratifies and approves any and all acts done by the Interim Facility Agent and the Interim Security Agent on behalf of the Interim Lenders prior to execution by such Acceding Interim Lender of this Agreement.

5.	REPRESENTATIONS

In consideration for entering into this Agreement, the Major Representations under and as defined in the Interim Facilities Agreement are deemed to be made by each Obligor on the date of this Agreement (by reference to the facts and circumstances then existing) and references to “this Agreement” in such representations should be construed as references to this Agreement and the Amended and Restated Interim Facilities Agreement.

6.	MISCELLANEOUS

6.1	Counterparts

This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

6.2	Partial Invalidity

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under any law the validity, legality or enforceability of the remaining provisions shall not be affected or impaired in any way.

4

6.3	Remedies and Waivers

No failure to exercise, nor any delay in exercising, on the part of any Interim Finance Party, any right or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise or the exercise of any other right or remedy. The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies provided by law.

6.4	No amendment fee

No consent, amendment or other fees shall be payable by any member of the Group to any Interim Finance Party in connection with this Agreement.

7.	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law and the Company submits to the jurisdiction of the English courts in the terms set out in clause 29 (Jurisdiction) of the Interim Facilities Agreement (as if references in that clause 29 to “this Agreement” were references to this Agreement).

IN WITNESS whereof this Amendment and Restatement Agreement has been duly executed on the date first above written.

5

Schedule 1
EXISTING INTERIM LENDERS

1.	Bank of America, N.A.

2.	Wells Fargo Bank, N.A.

6

Schedule 2
ACCEDING INTERIM LENDERS

1.	JPMorgan Chase Bank, N.A.

2.	The Bank of Nova Scotia

3.	Mizuho Bank, Ltd.

4.	Truist Bank

5.	MUFG Bank, Ltd.

6.	BNP Paribas

7.	Bank of Montreal

8.	Fifth Third Bank

9.	Citizens Bank, N.A.

10.	HSBC Bank USA, National Association

11.	Santander Bank, N.A.

12.	Sumitomo Mitsui Banking Corporation

13.	PNC Bank, National Association

14.	Capital One, National Association

15.	The Huntington National Bank

7

Schedule 3
AMENDED AND RESTATED INTERIM FACILITIES AGREEMENT

8

EXECUTION VERSION

Originally dated 10 August 2021
and as amended and restated on 1 September 2021

INTERIM FACILITIES AGREEMENT

Nortonlifelock Inc.

(as the Borrower)

arranged by

BofA Securities, Inc. and
Wells Fargo Securities, LLC
(as Arrangers)

with

BANK OF AMERICA, N.A.,

(as Issuing Bank)

BANK OF AMERICA, N.A.,

(as Interim Facility Agent)

and

BANK OF AMERICA, N.A.,

(as Interim Security Agent)

KIRKLAND & ELLIS INTERNATIONAL LLP

30 St. Mary Axe

London EC3A 8AF

Tel: +44 (0)20 7469 2000

Fax: +44 (0)20 7469 2001

www.kirkland.com

Table of Contents

Page

1.	Interpretation	1
2.	The Interim Facilities - Availability	1
3.	The Making of the Interim Utilisations	3
4.	Obligors' Agent	5
5.	Nature of an Interim Finance Party's Rights and Obligations	6
6.	Utilisation	7
7.	Repayment and Prepayment	9
8.	Interest	11
9.	Taxes	15
10.	Increased Costs	24
11.	Payments	27
12.	Fees and Expenses	30
13.	Indemnities	32
14.	Security and Guarantee	35
15.	Agents and Arrangers	39
16.	Pro Rata Payments	47
17.	Set-Off	48
18.	Notices	49
19.	Confidentiality	51
20.	Know Your Customer Requirements	52
21.	Representations, Undertakings and Events of Default	52
22.	Changes to Parties	54
23.	Impairment and Replacement of Interim Finance Parties	61
24.	Conduct of Business by the Interim Finance Parties	61
25.	Amendments and Waivers	61
26.	Miscellaneous	63
27.	Governing Law	64
28.	Jurisdiction	64
Schedule 1 Definitions and Interpretation		68
Schedule 2 Form of Drawdown Request		96
Schedule 3 Conditions Precedent		98
Schedule 4 Guarantee and Indemnity		101
Schedule 5 Major Representations, Undertakings and Events of Default		105
Schedule 6 Impairment and Replacement of Interim Finance Parties		115
Schedule 7 Form of Transfer Certificate		128
Schedule 8 Form of Assignment Agreement		131
Schedule 9 Bank Guarantees		134
Schedule 10 Form of Bank Guarantee		142
Schedule 11 The Original Interim Lenders		145

i

THIS AGREEMENT is made on 10 August 2021 and amended and restated on 1 September 2021 between:

(1)	NORTONLIFELOCK INC., a Delaware corporation with registered number 2158113 (the Borrower and the Guarantor);

(2)	BofA Securities, Inc. and Wells Fargo Securities, LLC as arrangers (the Arrangers);

(3)	THE FINANCIAL INSTITUTIONS listed in Schedule 11 (The Original Interim Lenders) as lenders (the Original Interim Lenders) which shall include, on and from the Effective Date, the Acceding Interim Lenders;

(4)	BANK OF AMERICA, N.A., as issuing bank (the Issuing Bank);

(5)	BANK OF AMERICA, N.A., as agent of the other Interim Finance Parties (the Interim Facility Agent); and

(6)	BANK OF AMERICA, N.A., as security agent for the Interim Finance Parties (the Interim Security Agent).

1.	Interpretation

Terms defined in Schedule 1 (Definitions and Interpretation) to this Agreement have the same meanings when used in this Agreement. Each Schedule to this Agreement forms part of the terms of this Agreement.

2.	The Interim Facilities - Availability

2.1	The Interim Facilities

(a)	Subject to the terms of this Agreement, the Interim Lenders make available to the Borrower:

(i)	an interim term loan facility in an aggregate amount equal to the Total Interim Facility A1 Commitments (Interim Facility A1) available to be utilised in US Dollars;

(ii)	an interim term loan facility in an aggregate amount equal to the Total Interim Facility A2 Commitments (Interim Facility A2) available to be utilised in US Dollars;

(iii)	an interim term loan facility in an aggregate amount equal to the Total Interim Facility B Commitments (Interim Facility B and together with Interim Facility A1 and Interim Facility A2, the Interim Term Facilities) available to be utilised in US Dollars; and

(iv)	an interim multi-currency revolving facility in an aggregate amount equal to the Total Interim Revolving Facility Commitments (the Interim Revolving Facility and together with the Interim Term Facilities, the Interim Facilities) available to be utilised in US Dollars, Sterling and any other currency agreed between the Obligors' Agent and the Interim Facility Agent (acting on the instructions of the Interim Lenders under the Interim Revolving Facility).

2.2	Availability Periods

(a)	The undrawn Interim Commitments of each Interim Lender under Interim Facility A1 will be automatically cancelled at 11:59 p.m. in New York on the last day of the Certain Funds Period.

(b)	The undrawn Interim Commitments of each Interim Lender under Interim Facility A2 will be automatically cancelled at 11:59 p.m. in New York on the last day of the Certain Funds Period.

(c)	The undrawn Interim Commitments of each Interim Lender under Interim Facility B will be automatically cancelled at 11:59 p.m. in New York on the last day of the Certain Funds Period.

(d)	The undrawn Interim Commitments of each Interim Lender under the Interim Revolving Facility will be automatically cancelled at 11:59 p.m. in New York on the earlier to occur of:

(i)	the last day of the Interim Revolving Facility Availability Period; and

(ii)	if the Interim Closing Date has not occurred on or prior to the last day of the Certain Funds Period, the last day of the Certain Funds Period.

2.3	Voluntary Cancellation

The Borrower (or the Obligors' Agent on its behalf) may, by two (2) Business Days' prior written notice to the Interim Facility Agent, at any time cancel any undrawn amount of any Interim Facility. Any cancellation shall reduce the Commitments of the Interim Lenders rateably under the relevant Interim Facility.

2.4	Cancellation on Availability of Long-term Financing Arrangements

(a)	The undrawn Interim Term Facility Commitments of each Interim Lender will be automatically cancelled on the date on which the TLA Facilities (for this purpose, other than the Revolving Facility comprising part of such TLA Facilities) and the TLB Facility have funded in an aggregate principal amount of no less than the Total Interim Term Facility Commitments.

(b)	The undrawn Interim Revolving Facility Commitments of each Interim Lender will be automatically cancelled on the date on which the TLB Facility has funded in an aggregate principal amount of no less than the Total Interim Facility B Commitments and the Revolving Facility has become available to the Borrower in an aggregate principal amount of no less than the Total Interim Revolving Facility Commitments.

(c)	For the purpose of this Clause 2.4, TLA Facilities, TLB Facility and Revolving Facility shall have the meaning given to such terms in the Commitment Letter.

3.	The Making of the Interim Utilisations

3.1	Conditions Precedent

(a)	The obligations of each Interim Lender to participate in each Interim Utilisation are subject only to the conditions precedent that on the date on which that Interim Utilisation is to be made:

(i)	the Interim Facility Agent has received (or acting at the direction of the Majority Interim Lenders waived the requirement to receive) all of the documents and evidence referred to in Schedule 3 (Conditions Precedent), where required, in form and substance satisfactory to it (acting reasonably or, as applicable, on the instructions of the Majority Interim Lenders (each acting reasonably));

(ii)	no Major Event of Default is continuing; and

(iii)	it has not, since the date on which such Interim Lender first became a Party, become illegal for such Interim Lender to make, or to allow to remain outstanding, that Interim Utilisation, provided that such Interim Lender has notified the Obligors’ Agent immediately upon becoming aware of the relevant issue in accordance with Clause 10.3 (Illegality), and provided further that such illegality alone will not excuse any other Interim Lender from participating in the relevant Interim Utilisation and will not in any way affect the obligations of any other Interim Lender.

(b)	The Interim Facility Agent shall notify the Obligors' Agent and the Interim Lenders promptly upon being satisfied that the conditions described in paragraph (a)(i) above have been received by it or waived. The Interim Lenders authorise (but do not require) the Interim Facility Agent to give that notification.

3.2	Certain Funds Period

Notwithstanding any other provision of any Interim Finance Document, during the Certain Funds Period none of the Interim Finance Parties shall:

(a)	refuse to participate in or make available any Interim Utilisation, provided that the condition in paragraph (a)(i) of Clause 3.1 (Conditions Precedent) above has been satisfied or waived in accordance with Clause 3.1 (Conditions Precedent);

(b)	be entitled to take any action or exercise any right to rescind, terminate or cancel this Agreement (or any provision hereof or obligation hereunder) or any Interim Utilisation or Interim Commitment;

(c)	exercise any right of set-off or counterclaim in respect of any Interim Utilisation or Interim Commitment;

(d)	accelerate any Interim Utilisation or otherwise demand or require repayment or prepayment of any sum from (or take any other action against) any Obligor;

(e)	enforce (or instruct the Interim Security Agent to enforce) any Security Interest granted by or over any member of the Group; or

(f)	take any other action, exercise any right or make or enforce any claim which would directly or indirectly prevent any Interim Utilisation from being made,

unless at any time any of the conditions in paragraphs (a)(ii) and (a)(iii) (inclusive) of Clause 3.1 (Conditions Precedent) above are not satisfied (which, in respect of paragraph (a)(iii) of Clause 3.1 (Conditions Precedent) above, shall allow the relevant Interim Lender to take such action in respect of itself only and shall not permit any other Interim Finance Parties to take such action), provided that, immediately upon the expiry of the Certain Funds Period, all such rights, remedies and entitlements shall be available to the Interim Finance Parties, notwithstanding that they may not have been used or been available for use during the Certain Funds Period.

3.3	Purpose

(a)	The proceeds of each Interim Term Facility Loan, are to be applied, in or towards, directly or indirectly, to finance or refinance (i) Acquisition Costs, general corporate purposes (including buybacks of equity interests and/or restricted payments in an amount not to exceed Balance Sheet Funds (as defined in the Commitment Letter) (other than such funds that are proceeds of Interim Facility A1)) and/or replace cash on the balance sheet and (ii) the Amber Refinancing and/or replace cash on the balance sheet.

(b)	The proceeds of each Interim Revolving Facility Loan, are to be applied, in or towards, directly or indirectly, to finance or refinance (i) Acquisition Costs, general corporate purposes (including buybacks of equity interests and/or restricted payments in an amount not to exceed Balance Sheet Funds (as defined in the Commitment Letter) (other than such funds that are proceeds of Interim Facility A1)) and/or replace cash on the balance sheet and (ii) the Amber Refinancing and/or replace cash on the balance sheet.

(c)	The Interim Revolving Facility will be made available on the Interim Closing Date (i) to fund a portion of the Acquisition Costs, (ii) to fund upfront fees and original issue discount imposed pursuant to the flex provisions of the Fee Letter, and (iii) to fund working capital and replace borrowings under the Existing Credit Agreement (as defined in the Commitment Letter), provided that the amount available on the Interim Closing Date for sub-paragraph (c)(i) shall not exceed $75 million in aggregate. Additionally, letters of credit may be issued on the Interim Closing Date in order to, among other things, backstop or replace letters of credit outstanding on the Interim Closing Date under facilities no longer available to the Target or its respective subsidiaries as of the Interim Closing Date.

3.4	Bank Guarantees

The Interim Revolving Facility shall also be available for utilisation by way of Bank Guarantees. The provisions of Schedule 9 (Bank Guarantees) shall form part of this Agreement and bind each Party.

3.5	Override

Notwithstanding any other term of this Agreement or any other Interim Finance Document, none of:

(a)	the steps or events set out in, or reorganisations specified in or expressly contemplated by, the Transaction Documents (or, in each case, the actions or intermediate steps necessary to implement any of those steps, actions or events); and

(b)	any Permitted Transaction,

in any case, shall constitute, or result in, a breach of any representation, warranty, undertaking or other term of the Interim Finance Documents or a Default or a Major Event of Default, actual or potential, and each such event shall be expressly permitted under the terms of the Interim Finance Documents, including the use of the proceeds of any Interim Utilisation for any purpose set out in the Funds Flow Statement.

4.	Obligors' Agent

(a)	Each Obligor, by its execution of this Agreement, irrevocably (to the extent permitted by law) appoints the Obligors' Agent to act severally on its behalf as its agent in relation to the Interim Finance Documents and irrevocably (to the extent permitted by law) authorises:

(i)	the Obligors' Agent on its behalf to supply all information concerning itself contemplated by the Interim Finance Documents to the Interim Finance Parties and to give and receive all notices, instructions and other communications under the Interim Finance Documents (including, where relevant, Drawdown Requests) and to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor (including, by increasing the obligations of such Obligor howsoever fundamentally, whether by increasing the liabilities, guaranteed or otherwise); and

(ii)	each Interim Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Interim Finance Documents to the Obligors' Agent,

and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including any Drawdown Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication and each Interim Finance Party may rely on any action taken by the Obligors' Agent on behalf of that Obligor.

(b)	Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors' Agent or given to the Obligors' Agent under any Interim Finance Document on behalf of another Obligor or in connection with any Interim Finance Document (whether or not known to any other Obligor and whether occurring before or after such other Obligor became an Obligor under any Interim Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it (to the extent permitted by law). In the event of any conflict between any notices or other communications of the Obligors' Agent and any other Obligor, those of the Obligors' Agent shall prevail.

(c)	If (notwithstanding the fact that the guarantees granted under Schedule 4 (Guarantee and Indemnity) are and the Interim Security is, intended to guarantee and secure, respectively, all obligations arising under the Interim Finance Documents), any guarantee or Interim Security does not automatically extend from time to time to any (however fundamental and of whatsoever nature and whether or not more onerous) variation, increase, extension or addition of or to any of the Interim Finance Documents and/or any facility or amount made available under any of the Interim Finance Documents, each Obligor expressly confirms that the Obligors' Agent is authorised to confirm such guarantee and/or Interim Security on behalf of such Obligor.

(d)	For the purpose of this Clause 4, each Obligor other than the Obligors' Agent (to the extent necessary under applicable law) shall grant a specific power of attorney (notarised and apostilled) to the Obligors' Agent and comply with any necessary formalities in connection therewith.

5.	Nature of an Interim Finance Party's Rights and Obligations

(a)	No Interim Finance Party is bound to monitor or verify any Interim Utilisation of an Interim Facility nor be responsible for the consequences of such Interim Utilisation.

(b)	The obligations of each Interim Finance Party under the Interim Finance Documents are several.

(c)	Failure by an Interim Finance Party to perform its obligations does not affect the obligations of any other Party under the Interim Finance Documents.

(d)	No Interim Finance Party is responsible for the obligations of any other Interim Finance Party under the Interim Finance Documents.

(e)	The rights of each Interim Finance Party under the Interim Finance Documents are separate and independent rights.

(f)	An Interim Finance Party may, except as otherwise stated in the Interim Finance Documents, separately enforce its rights under the Interim Finance Documents.

(g)	A debt arising under the Interim Finance Documents to an Interim Finance Party is a separate and independent debt.

(h)	Each Interim Lender will promptly notify the Obligors' Agent if it becomes aware of any matter or circumstance which would entitle it not to advance or participate in any Interim Utilisation.

6.	Utilisation

6.1	Giving of Drawdown Requests

(a)	The Borrower may borrow an Interim Loan by giving to the Interim Facility Agent a duly completed Drawdown Request. A Drawdown Request is, once given, irrevocable.

(b)	The latest time for receipt by the Interim Facility Agent of a duly completed Drawdown Request is 11.00 a.m. (New York time) on the date falling:

(i)	in respect of euros, Sterling and US Dollars, one (1) Business Day before the proposed Drawdown Date; and

(ii)	in respect of any other currency agreed between the Obligors' Agent and the Interim Facility Agent (acting on the instructions of the Interim Lenders), two (2) Business Days before the proposed Drawdown Date, or, in each case, such later time and/or date as agreed by the Interim Facility Agent.

(c)	Interim Facility A1 may be drawn during the Certain Funds Period.

(d)	The Borrower may only draw fifteen (15) Interim Facility A Loans under Interim Facility A1.

(e)	Interim Facility A2 may be drawn during the Certain Funds Period.

(f)	The Borrower may only draw fifteen (15) Interim Facility A Loans under Interim Facility A2.

(g)	Interim Facility B may be drawn during the Certain Funds Period.

(h)	The Borrower may only draw fifteen (15) Interim Facility B Loans under Interim Facility B.

(i)	The Interim Revolving Facility may be drawn during the Interim Revolving Facility Availability Period.

(j)	No more than twenty (20) Interim Revolving Facility Loans may be outstanding at any time.

6.2	Completion of Drawdown Requests

A Drawdown Request for an Interim Loan will not be regarded as having been duly completed unless:

(a)	in the case of an Interim Term Facility Loan:

(i)	the Drawdown Date is a Business Day within the Certain Funds Period; and

(ii)	the amount of the Interim Term Facility Loan does not exceed the Total Interim Commitments in respect of that Interim Term Facility;

(b)	in the case of an Interim Revolving Facility Loan:

(i)	the Drawdown Date is a Business Day within the Interim Revolving Facility Availability Period; and

(ii)	the Base Currency Amount of the Interim Revolving Facility Loan requested (when aggregated with the Base Currency Amount of any other Interim Revolving Facility Utilisations made or due to be made on or before the proposed Drawdown Date but excluding any part of any Interim Revolving Facility Utilisation prepaid or due to be prepaid on or before the proposed Drawdown Date) does not exceed the Total Interim Revolving Facility Commitments; and

(c)	the currency of the Interim Loan complies with paragraph (e) of Clause 6.3 (Advance of Interim Loans) and the proposed Interest Period complies with paragraph (b) of Clause 8.2 (Payment of interest).

6.3	Advance of Interim Loans

(a)	The Interim Facility Agent must promptly notify each Interim Lender of the details of the requested Interim Loan and the amount of its share in that Interim Loan.

(b)	Each Interim Lender will participate in each Interim Utilisation in the proportion which its Interim Commitment under the applicable Interim Facility bears to the Total Interim Commitments under that Interim Facility, immediately before the making of that Interim Utilisation.

(c)	No Interim Lender is obliged to participate in any Interim Term Facility Loan if as a result the Base Currency Amount of its share in that Interim Term Facility would exceed its Interim Commitments under that Interim Term Facility.

(d)	No Interim Lender is obliged to participate in any Interim Revolving Facility Utilisation if as a result the Base Currency Amount of its share in the outstanding Interim Revolving Facility Utilisations (other than to the extent due to be repaid or prepaid on or before the proposed Drawdown Date) would exceed its applicable Interim Revolving Facility Commitments.

(e)	Each Interim Loan may only be denominated in the currency or currencies in which the applicable Interim Facility is stated to be available under Clause 2.1 (The Interim Facilities) above, unless otherwise agreed in writing by all the Interim Lenders under the applicable Interim Facility.

(f)	If the applicable conditions set out in this Agreement have been met, each Interim Lender shall make its participation in each Interim Loan available to the Interim Facility Agent for the account of the Borrower by the Drawdown Date through its Facility Office.

7.	Repayment and Prepayment

7.1	Repayment

(a)	The Borrower must repay all outstanding Interim Utilisations (together with all interest and all other unpaid amounts accrued or outstanding under or in connection with the Interim Finance Documents) on the earliest to occur of:

(i)	the date which falls ninety (90) days after the Interim Closing Date (the Final Repayment Date) or, in respect of Interim Facility A1, the date which falls sixty (60) days after the Interim Closing Date;

(ii)	the date of receipt by the Borrower of a written demand (an Acceleration Notice) from the Interim Facility Agent (acting on the instructions of the Majority Interim Lenders) following the occurrence of a Major Event of Default which is continuing requiring immediate prepayment and cancellation in full of the Interim Facilities; or

(iii)	the date of receipt by the Borrower or any Group Company of the proceeds from the first utilisation made under the equivalent Long-term Financing Agreement (free of any escrow or similar arrangements), to the extent of such proceeds.

(b)	In addition and subject to paragraph (h) below, the Borrower must repay each outstanding Interim Revolving Facility Loan made to it on the last day of its Interest Period.

(c)	If an Interim Utilisation is, or is declared to be, due and payable, all interest and all other amounts accrued or outstanding in respect of that Interim Utilisation shall be immediately due and payable.

(d)	If an Interim Utilisation is, or is declared to be, due and payable on demand, all interest and all other amounts accrued or outstanding in respect of that Interim Utilisation shall be immediately due and payable on demand by the Interim Facility Agent on the instructions of the Majority Interim Lenders.

(e)	If an Interim Utilisation is, or is declared to be, due and payable, the Interim Facility Agent may, and shall if so directed by the Majority Interim Lenders, by notice to the Obligors' Agent, exercise or direct the Interim Security Agent to exercise any or all of its rights, remedies, powers or discretions under the Interim Finance Documents.

(f)	Any part of the Interim Revolving Facility which is repaid may be redrawn in accordance with the terms of this Agreement.

(g)	Amounts repaid under the Interim Term Facilities may not be redrawn.

(h)	Without prejudice to the Borrower's obligation under paragraph (b) above, if one or more Interim Revolving Facility Loans are to be made available to the Borrower:

(i)	on the same day that a maturing Interim Revolving Facility Loan is due to be repaid by the Borrower;

(ii)	in the same currency as the maturing Interim Revolving Facility Loan; and

(iii)	in whole or in part for the purpose of refinancing the maturing Interim Revolving Facility Loan,

the aggregate amount of new Interim Revolving Facility Loans shall be treated as if applied in or towards repayment of the maturing Interim Revolving Facility Loan so that:

(A)	if the amount of the maturing Interim Revolving Facility Loan exceeds the aggregate amount of the new Interim Revolving Facility Loans:

(1)	the Borrower will only be required to pay an amount in cash in the relevant currency equal to that excess; and

(2)	each Interim Lender's participation (if any) in the new Interim Revolving Facility Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Interim Lender's participation (if any) in the maturing Interim Revolving Facility Loan and that Interim Lender will not be required to make its participation in the new Interim Revolving Facility Loans available in cash; and

(B)	if the amount of the maturing Interim Revolving Facility Loan is equal to or less than the aggregate amount of the new Interim Revolving Facility Loans:

(1)	the Borrower will not be required to make any payment in cash; and

(2)	each Interim Lender will be required to make its participation in the new Interim Revolving Facility Loans available in cash only to the extent that its participation (if any) in the new Interim Revolving Facility Loans exceeds that Interim Lender's participation (if any) in the maturing Interim Revolving Facility Loan and the remainder of that Interim Lender's participation in the new Interim Revolving Facility Loans shall be treated as having been made available and applied by the Borrower in or towards repayment of that Interim Lender's participation in the maturing Interim Revolving Facility Loan.

7.2	Prepayment

(a)	The Borrower may prepay the whole or any part of any outstanding Interim Utilisation (including, for the avoidance of doubt, the whole or any part of any outstanding Interim Utilisation owed to a particular Interim Lender to the extent provided for by the terms of this Agreement), together with accrued but unpaid interest, at any time, on giving one (1) Business Day’s prior notice in writing to the Interim Facility Agent.

(b)	Any part of the Interim Revolving Facility which is prepaid pursuant to paragraph (a) above may be redrawn in accordance with the terms of this Agreement.

(c)	Amounts prepaid under the Interim Term Facilities may not be redrawn.

8.	Interest

8.1	Calculation of interest

The rate of interest on each Interim Loan for its Interest Period is the percentage rate per annum equal to the aggregate of:

(a)	the applicable Margin; and

(b)	the Funding Cost for that Interest Period.

8.2	Payment of interest

(a)	The period for which each Interim Loan is outstanding shall be divided into successive interest periods (each, an Interest Period) (save that for each Interim Revolving Facility Loan there shall only be one Interest Period), each of which will start on the expiry of the previous Interest Period or, in the case of the first Interest Period for an Interim Term Facility Loan (or the Interest Period for each Interim Revolving Facility Loan), on the relevant Drawdown Date.

(b)	The Borrower of each Interim Loan shall select an Interest Period of one (1), two (2), three (3) or four (4) weeks, two (2) months or ninety (90) days (or any other period agreed with the Interim Facility Agent or, for any RFR Loan, any other period ending on an RFR Business Day) in each Drawdown Request and (in relation to subsequent Interest Periods for the Interim Term Facility Loans) thereafter no later than 11.00 a.m. (New York time) one Business Day prior to the end of the existing Interest Period for the outstanding Interim Term Facility Loans, provided that in respect of any Adjusted LIBOR Loans, the Borrower may not select an Interest Period of one (1) week or two (2) months to the extent any portion of such Interest Period would fall after 31 December 2021.

(c)	If the Borrower does not select an Interest Period for an Interim Loan, the default Interest Period shall (subject to paragraph (e) below) be four (4) weeks (or, if earlier, a period ending on the Final Repayment Date).

(d)	The Borrower must pay accrued interest on each Interim Loan made to it on the last day of each Interest Period in respect of that Interim Loan and on any date on which that Interim Loan is repaid or prepaid (or, in respect of any RFR Loan, the later of (i) the last day of each Interest Period applicable to such Interim Loan and any date on which that Interim Loan is repaid or prepaid and (ii) the 3rd Business Day after the receipt by the Borrower of written notice from the Interim Facility Agent delivered pursuant to paragraph (f) below in respect of the RFR Interest Payment for that RFR Loan).

(e)	Notwithstanding paragraphs (a), (b) and (c) above, no Interest Period will extend beyond the Final Repayment Date.

(f)	The Interim Facility Agent shall promptly upon the amount of any RFR Interest Payment becoming determinable notify (i) (such notification to be made no later than three applicable RFR Business Days prior to the due date for such RFR Interest Payment) the Borrower of the amount of that RFR Interest Payment; (ii) each relevant Interim Lender of the proportion of that RFR Interest Payment which relates to that Interim Lender’s pro rata share of the relevant RFR Loan; and (iii) the relevant Interim Lenders and the Borrower of each applicable rate of interest and the amount of interest for each day relating to the determination of that RFR Interest Payment (including a breakdown of such rate and amount of interest as between the Applicable Rate and the Daily Simple RFR for such date and any other information that the relevant Borrower may reasonably request in relation to the calculation of such rate and amount or the determination of that RFR Interest Payment). The determination of the Daily Simple RFR by the Interim Facility Agent shall be conclusive in the absence of manifest error.

(g)	If an Interest Period would otherwise end on a day which is not a Business Day, that Interest Period will instead end on the next Business Day in that calendar month (if there is one) or the preceding Business Day (if there is not), provided that no Interest Period will extend beyond the Final Repayment Date.

(h)	If there is a repayment, prepayment or recovery of all or any part of an Interim Loan other than on the last day of its Interest Period, the Borrower will pay the Interim Finance Parties promptly following demand their break costs (if any). The break costs (the Break Costs) will be the amount by which:

(i)	the applicable Funding Cost (disregarding for this purpose any interest rate floor) which would have been payable at the end of the relevant Interest Period on the amount of the Interim Loan repaid, prepaid or recovered; exceeds

(ii)	if positive, the amount of interest the Interim Lenders would have received by placing a deposit equal to the relevant amount with leading banks in the relevant interbank market for a period starting on the Business Day following receipt and ending on the last day of the relevant Interest Period.

8.3	Interest on overdue amounts

(a)	If the Borrower fails to pay when due any amount payable by it under the Interim Finance Documents, it must immediately on demand by the Interim Facility Agent pay interest on the overdue amount from its due date up to the date of actual payment, both before, on and after judgment.

(b)	Interest on an overdue amount is payable at a rate determined by the Interim Facility Agent to be two (2) per cent. per annum above the rate which would have been payable if the overdue amount had, during the period of non-payment, constituted part of that Interim Loan.

(c)	Interest (if unpaid) on an overdue amount will be compounded with that overdue amount on the last day of each Interest Period (or such duration as selected by the Interim Facility Agent acting reasonably) to the extent permitted under any applicable law and regulation.

8.4	Interest calculation

(a)	Interest shall be paid in the currency of the relevant Interim Loan and shall accrue from day to day and be calculated on the basis of the actual number of days elapsed and a 360 day year provided that where the relevant Funding Cost in relation to such Interim Loan is ABR or Daily Simple RFR, Interest shall be calculated on the basis of the actual number of days elapsed and a 365/366 day year (or, where practice in the relevant interbank market differs, in accordance with that market practice).

(b)	The Interim Facility Agent shall promptly notify each relevant Party of the determination of a rate of interest under this Agreement.

8.5	Replacement of Screen Rate

(a)	Subject to paragraphs (b) and (c) below, any amendment or waiver which relates to providing for an additional or alternative benchmark rate, base rate or reference rate to apply in relation to that currency in place of that Screen Rate for an applicable Interim Facility (including any amendment, replacement or waiver to the definition of "EURIBOR", "LIBOR" or "Screen Rate", including an alternative or additional page, service or method for the determination thereof) (or which relates to aligning any provision of an Interim Finance Document to the use of that other benchmark rate, base rate or reference rate, including making appropriate adjustments to this Agreement for basis, duration, time and periodicity for determination of that other benchmark rate, base rate or reference rate for any Interest Period and making other consequential and/or incidental changes) (a Benchmark Rate Change) may be made with the consent of the Majority Interim Lenders participating in the applicable Interim Facility to which that Benchmark Rate Change shall apply and the Obligors' Agent.

(b)	If the Obligors’ Agent requests the making of a Benchmark Rate Change, it shall notify the Interim Facility Agent thereof and if such Benchmark Rate Change cannot be agreed upon by the date which is five (5) Business Days before the end of the current Interest Period (or in the case of a new Interim Utilisation, the date which is five (5) Business Days before the date upon which the Drawdown Request will be served, as notified by the Obligors' Agent to the Interim Facility Agent), the Screen Rate applicable to any Interim Lender's share of an Interim Loan shall be replaced by the rate certified to the Interim Facility Agent by that Interim Lender as soon as practicable (and in any event by the date falling two (2) Business Days before the date on which interest is due to be paid in respect of the relevant Interest Period) to be that which expresses as a percentage rate per annum of the cost to the relevant Interim Lender of funding its participation in that Interim Loan in the relevant interbank market.

(c)	Notwithstanding the definitions of "EURIBOR", "LIBOR"or "Screen Rate" in Schedule 1 (Definitions and Interpretation) or any other term of any Interim Finance Document, the Interim Facility Agent may from time to time (with the prior written consent of the Obligors' Agent) specify a Benchmark Rate Change for any currency for the purposes of the Interim Finance Documents, and each Interim Lender authorises the Interim Facility Agent to make such specification.

8.6	Absence of quotations

If the Funding Cost is to be determined by reference to the Reference Banks but a Reference Bank does not supply a quotation by 12.00 noon (London time) (or 12.00 noon (Brussels time) in the case of any Interim Loan denominated in euro) on the Rate Fixing Day the applicable Funding Cost shall be determined on the basis of the quotations of the remaining Reference Banks, subject to Clause 8.7 (Market Disruption Notice).

8.7	Market Disruption Notice

If, in relation to any actual or proposed Interim Loan (a Disrupted Loan):

(a)	the Funding Cost is to be determined by reference to rates supplied by Reference Banks and none or only one of the Reference Banks supplies a rate by 12.00 noon (London time) (or 12.00 noon Brussels time in the case of any Interim Loan denominated in euro) on the Rate Fixing Day; or

(b)	before close of business in London on the Rate Fixing Day for the relevant Interest Period, one or more Interim Lenders whose participations in that Disrupted Loan equal or exceed in aggregate fifty (50) per cent. of the amount of that Disrupted Loan notify the Interim Facility Agent that by reason of circumstances affecting the relevant interbank market generally the cost to those Interim Lenders of obtaining matching deposits in the relevant interbank market would be in excess of the Funding Cost, the Interim Facility Agent will promptly give notice of that event to the Obligors' Agent and the Interim Lenders (a Market Disruption Notice).

8.8	Proposed Disrupted Loans

If a Market Disruption Notice is given in respect of a proposed Disrupted Loan, the interest rate applicable on each Interim Lender's participation in that Disrupted Loan will be the rate certified by that Interim Lender to the Interim Facility Agent no later than five (5) Business Days after the Rate Fixing Day to be its cost of funds (from any source which it may reasonably select) plus the Margin.

9.	Taxes

9.1	Gross-up

(a)	Each Obligor must make all payments under the Interim Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	If the Obligor's Agent or an Interim Lender becomes aware that an Obligor must make a Tax Deduction (or that there is any change in the rate or the basis of a Tax Deduction), it shall promptly notify the Interim Facility Agent. Failure to give such notice shall not affect the obligations of the Obligor under the Interim Finance Documents. If the Interim Facility Agent receives such notification from an Interim Lender it shall notify the Obligors' Agent and (if different) the relevant Obligor.

(c)	If any Tax Deduction is required by law to be made by an Obligor (or by the Interim Facility Agent on behalf of an Obligor):

(i)	except as provided in Clause 9.2 (Exceptions from gross-up), the amount of the payment due from that Obligor will be increased to an amount which (after taking into account any Tax Deduction) leaves an amount equal to the amount which would have been due if no Tax Deduction had been required; and

(ii)	the relevant Obligor will:

(A)	ensure that the Tax Deduction and any payment required in connection with it does not exceed the minimum amount required by law;

(B)	make the Tax Deduction and any payment required in connection with such tax deduction within the time allowed by law; and

(C)	within thirty (30) days of making any Tax Deduction or any payment to the relevant Tax authorities required in connection with it, deliver to the Interim Facility Agent (for the Interim Finance Party entitled to the payment) evidence satisfactory to that Interim Finance Party (acting reasonably) that such Tax Deduction has been made or (as applicable) such payment paid to the appropriate authority.

(d)	Each Treaty Interim Lender, or Interim Lender that would have been a Treaty Interim Lender but for such Interim Lender's failure to complete any necessary procedural formalities, upon reasonable request shall co-operate with each Obligor that makes a payment to that Treaty Interim Lender in completing any procedural formalities necessary for that Obligor to obtain authorisation to make a payment either without a Tax Deduction or, where a payment cannot be made without a Tax Deduction, with a reduced Tax Deduction, and maintain that authorisation where an authorisation expires or otherwise ceases to have effect.

(e)	On or prior to the date on which an Interim Lender or the Interim Facility Agent becomes a party to this Agreement (and from time to time thereafter upon the request of the Obligors' Agent or the Interim Facility Agent, as applicable, or on or before the expiration, obsolescence or invalidity of any previously delivered US Tax Form), such Interim Lender or Interim Facility Agent shall provide to the Obligors' Agent, each US Obligor and the Interim Facility Agent, original, properly completed copies of US Tax Forms. However, no Interim Lender or Interim Facility Agent shall be required to submit any US Tax Form if that Interim Lender or Interim Facility Agent (as applicable) is not legally entitled to do so.

(f)	If any withholding certificate, withholding statement, document, authorisation or waiver provided to the Interim Facility Agent or an Obligor by an Interim Lender pursuant to paragraph (e) above is or becomes materially inaccurate or incomplete, that Interim Lender shall promptly update it and provide such updated withholding certificate, withholding statement, document, authorisation or waiver to the Interim Facility Agent and the Obligor to the extent such Interim Lender is legally entitled to do so.

(g)	The Interim Facility Agent and each US Obligor may rely on any withholding certificate, withholding statement, document, authorisation or waiver it receives from an Interim Lender pursuant to paragraph (e) or (f) above without further verification. The Interim Facility Agent shall not be liable for any action taken by it under or in connection with paragraphs (e) or (f) above.

9.2	Exceptions from gross-up

No Obligor is required to make any increased payment to an Interim Lender under Clause 9.1 (Gross-up) by reason of a Tax Deduction if:

(a)	the Tax Deduction is the result of Taxes described in paragraph (b)(i) of Clause 9.3 (Tax indemnity); or

(b)	the payment is by or in respect of a Non-US Obligor, the Tax Deduction is on account of Tax imposed by the Tax Jurisdiction of the relevant Non- US Obligor and:

(i)	on the date the payment falls due the payment could have been made to the relevant Interim Lender without the Tax Deduction if the Interim Lender had been a Qualifying Non-US Interim Lender, but on that date that Interim Lender is not or has ceased to be a Qualifying Non-US Interim Lender (unless that Interim Lender has ceased to be a Qualifying Non-US Interim Lender as a result of a Change of Law);

(ii)	in the case of any Interim Lender that is not a Qualifying Non-US Interim Lender (other than an Interim Lender that ceased to be a Qualifying Non-US Interim Lender as a result of a Change of Law), such Tax Deduction is attributable to a withholding tax imposed pursuant to a law that was in effect on the date such Interim Lender became an Interim Lender hereunder or changed its Facility Office (unless the relevant transfer, assignment or change is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors' Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties)), except in each case, to the extent that, pursuant to Clause 9.1, amounts with respect to such Tax Deduction were payable either to such Interim Lender’s assignor immediately before such Interim Lender became a party hereto or to such Interim Lender immediately before it changed its Facility Office; or

(iii)	the Obligor making the payment is able to demonstrate such Tax Deduction is the result of, or has been increased by, that Interim Lender's failure to comply with its obligations under paragraph (d) of Clause 9.1 (Gross-up).

(c)	the payment is by or in respect of a US Obligor, the Tax Deduction is on account of US federal income tax and:

(i)	on the date the payment falls due the payment could have been made to the relevant Interim Lender without the Tax Deduction if the Interim Lender had been a Qualifying US Interim Lender, but on that date that Interim Lender is not or has ceased to be a Qualifying US Interim Lender (unless that Interim Lender has ceased to be a Qualifying US Interim Lender as a result of a Change of Law);

(ii)	in the case of any Interim Lender that is not a Qualifying US Interim Lender (other than an Interim Lender that ceased to be a Qualifying US Interim Lender as a result of a Change of Law), such Tax Deduction is attributable to a withholding tax imposed pursuant to a law that was in effect on the date such Interim Lender became an Interim Lender hereunder or changed its Facility Office (unless the relevant transfer, assignment or change is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors' Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties), except in each case, to the extent that, pursuant to Clause 9.1, amounts with respect to such Tax Deduction were payable either to such Interim Lender’s assignor immediately before such Interim Lender became a party hereto or to such Interim Lender immediately before it changed its Facility Office; or

(iii)	the Obligor making the payment is able to demonstrate such Tax Deduction is the result of, or has been increased by, that Interim Lender's failure to comply with its obligations under paragraph (e) and/or (f) of Clause 9.1 (Gross-up).

(d)	If, in relation to Tax imposed by the relevant Obligor's Tax Jurisdiction:

(i)	a Tax Deduction is required by law in respect of a payment made by or on account of an Obligor to an Interim Lender under an Interim Finance Document;

(ii)	the relevant Obligor was unaware, and could not reasonably be expected to have been aware, that the Tax Deduction was required and as a result does not make the Tax Deduction; and

(iii)	the applicable Obligor is not required to make an increased payment under 9.1(c) above in respect of that Tax Deduction,

then the Interim Lender that received the payment in respect of which the Tax Deduction should have been made undertakes as soon as reasonably practicable to reimburse that Obligor for the amount of the Tax Deduction that should have been made (but, for the avoidance of doubt, not any penalty or interest payable in connection with any failure to pay or any delay in paying the Tax Deduction to a relevant Tax Authority) less reasonably incurred costs of reimbursement.

9.3	Tax indemnity

(a)	The Obligors' Agent shall (or shall procure that another Group Company will) (within five (5) Business Days of demand by the Interim Facility Agent) pay to an Interim Finance Party an amount equal to the loss, liability or cost which that Interim Finance Party determines (acting reasonably and in good faith) will be or has been (directly or indirectly) suffered for or on account of Tax by that Interim Finance Party in relation to a payment received or receivable from an Obligor under an Interim Finance Document.

(b)	Paragraph (a) above shall not apply:

(i)	to any Tax assessed on an Interim Finance Party under the law of the jurisdiction (or any political subdivision thereof) in which:

(A)	that Interim Finance Party is incorporated or, if different, in which that Interim Finance Party is treated as resident for tax purposes; or

(B)	that Interim Finance Party's Facility Office or other permanent establishment is located or otherwise as a result of a present or former connection of such Interim Finance Party with such jurisdiction (other than any connection arising solely under this Interim Facility or any transactions contemplated thereby) in respect of amounts received or receivable under the Interim Finance Documents in that jurisdiction (or in respect of amounts attributed to the permanent establishment on the basis that personnel of the Interim Finance Party are undertaking relevant functions in the jurisdiction where that permanent establishment is located), if that Tax is imposed on or calculated by reference to the net income received or receivable (but not any sum deemed to be received or receivable) by that Interim Finance Party or if that Tax is a franchise Tax, branch profits Tax or similar Tax; or

(ii)	to the extent a loss or liability:

(A)	is compensated for by payment of an amount under Clause 9.1 (Gross-up);

(B)	would have been compensated for by payment of an increased amount under Clause 9.1 (Gross-up) but was not so compensated solely because one of the exclusions in Clause 9.2 (Exceptions from gross-up) applied;

(C)	is compensated for by payment of an amount under Clause 9.6 (Stamp Taxes) or Clause 9.7 (Value added taxes) or would have been compensated for by payment of an increased amount under such Clauses but was not so compensated solely because one of the exclusions in such Clauses applied;

(D)	(for the avoidance of doubt) is suffered or incurred in respect of any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy); or

(E)	relates to a FATCA Deduction required to be made by a party.

(c)	An Interim Finance Party making, or intending to make a claim under paragraph (a) above shall promptly notify the Obligors' Agent and the Interim Facility Agent of the event which has given, or will give, rise to the claim.

9.4	Tax Credit

If an Obligor pays an additional amount under Clause 9.1 (Gross-up) or Clause 9.3 (Tax indemnity) and an Interim Finance Party determines (acting reasonably and in good faith) that it (or one of its Affiliates) has obtained and utilised a Tax Credit attributable to that additional amount, then, subject to the penultimate sentence of this Clause 9.4, that Interim Finance Party shall pay to that Obligor or Group Company (as the case may be) an amount equal to such Tax Credit (but only to the extent of the additional amounts paid under under Clause 9.1 (Gross-up) or Clause 9.3 (Tax indemnity) with respect to the Taxes giving rise to such Tax Credit and subject to that penultimate sentence), net of all out-of-pocket expenses (including Taxes) of such Interim Finance Party and its Affiliates (as applicable) and without interest (other than any interest paid by the relevant governmental authority with respect to such Tax Credit; provided that, the Obligor, upon the request of such Interim Finance Party, shall repay to such Interim Finance Party the amount paid over pursuant to this Clause 9.4 (plus any penalties, interest or other charges imposed by the relevant governmental authority) in the event that such Interim Finance Party (or any of its Affiliates) is required to repay such Tax Credit to such governmental authority or it otherwise transpires that the interim Finance Party is unable to obtain and utilize the Tax Credit. Notwithstanding anything to the contrary in this Clause 9.4, in no event will the Interim Finance Party be required to pay any amount to the Obligor pursuant to this Clause 9.4 the payment of which would place the Interim Finance Party and its Affiliates in a less favorable net after-Tax position than the Interim Finance Party and its Affiliates would have been in if the Tax subject to indemnification and giving rise to such Tax Credit had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This Clause 9.4 shall not be construed to require any Interim Finance Party to make available its Tax returns (or the Tax returns of any Affiliate) (or any other information relating to its or any of its Affiliate's Taxes that it deems confidential) to the Obligor or any other Person.

9.5	Interim Lender Status Confirmation

(a)	Each Interim Lender which becomes a Party to this Agreement after the date of this Agreement shall indicate, in the Transfer Certificate or Assignment Agreement which it executes on becoming a Party, and for the benefit of the Interim Facility Agent and without liability to any Obligor, which of the following categories it falls in:

(i)	separately, in respect of each Non-US Obligor Tax Jurisdiction:

(A)	not a Qualifying Non-US Interim Lender;

(B)	a Qualifying Non-US Interim Lender (other than a Treaty Interim Lender); or

(C)	a Treaty Interim Lender.

(ii)	in respect of a US Obligor:

(A)	not a Qualifying US Interim Lender; or

(B)	a Qualifying US Interim Lender.

(b)	To the extent that a New Interim Lender fails to indicate its status in accordance with this Clause 9.5 then such New Interim Lender shall be treated for the purposes of this Agreement (including by each Obligor) as if it is not:

(i)	a Qualifying Non-US Interim Lender (in the case of a failure to indicate its status under paragraph (a)(i), above); or

(ii)	a Qualifying US Interim Lender (in the case of a failure to indicate its status under paragraph (a)(ii), above),

until such time as it notifies the Interim Facility Agent which category applies (and the Interim Facility Agent, upon receipt of such notification, shall inform the Obligors' Agent).

(c)	For the avoidance of doubt, a Transfer Certificate or Assignment Agreement shall not be invalidated by any failure of an Interim Lender to comply with this Clause 9.5.

9.6	Stamp Taxes

The Obligors' Agent shall pay (or shall procure that another Group Company pays) within five (5) Business Days of demand and indemnify each Interim Finance Party against all losses, costs and liabilities which that Interim Finance Party (directly or indirectly) suffers or incurs in relation to any stamp duty, stamp duty reserve tax, transfer tax, registration or other similar Tax payable in respect of any Interim Finance Document except for:

(a)	any such Tax payable in respect of any transfer, assignment, sub-participation or other disposal of an Interim Finance Party's rights or obligations under an Interim Finance Document,unless such transfer, assignment, sub-participation or other disposal is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors' Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties) other than such a request in respect of a Defaulting Lender; or

(b)	any such Tax to the extent it becomes payable upon a voluntary registration made by any Interim Finance Party if such registration is not necessary to evidence, prove, maintain, enforce, compel or otherwise assert the rights of such Interim Finance Party under an Interim Finance Document.

9.7	Value added taxes

(a)	All amounts expressed to be payable under an Interim Finance Document by any party to an Interim Finance Party which (in whole or in part) constitute the consideration for a supply or supplies for VAT purposes shall be deemed to be exclusive of any VAT which is chargeable on such supply or supplies and accordingly, subject to paragraph (b) below if VAT is or becomes chargeable on any supply or supplies made by any Interim Finance Party to any party in connection with an Interim Finance Document, and such Interim Finance Party is required to account to the relevant tax authority for the VAT, that party shall pay to the Interim Finance Party (in addition to and at the same time as paying the consideration for that supply or supplies) an amount equal to the amount of the VAT (upon such Interim Finance Party providing an appropriate VAT invoice to such party).

(b)	If VAT is or becomes chargeable on any supply made by any Interim Finance Party (the Supplier) to any other Interim Finance Party (the Recipient) under an Interim Finance Document, and any party other than the Recipient (the Relevant Party) is required by the terms of any Interim Finance Document to pay an amount equal to the consideration for that supply to the Supplier (rather than being required to reimburse or indemnify the Recipient in respect of that consideration):

(i)	(where the Supplier is the person required to account to the relevant tax authority for the VAT) the Relevant Party must also pay to the Supplier (at the same time as paying that amount) an additional amount equal to the amount of the VAT. The Recipient must (where this paragraph (i) applies) promptly pay to the Relevant Party an amount equal to any credit or repayment the Recipient receives from the relevant tax authority which the Recipient reasonably determines relates to the VAT chargeable on that supply; and

(ii)	(where the Recipient is the person required to account to the relevant tax authority for the VAT) the Relevant Party must promptly, following demand from the Recipient, pay to the Recipient an amount equal to the VAT chargeable on that supply but only to the extent that the Recipient reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of that VAT.

(c)	Where an Interim Finance Document requires any party to reimburse or indemnify an Interim Finance Party for any costs or expenses, that party shall reimburse or indemnify (as the case may be) the Interim Finance Party against any VAT incurred by the Interim Finance Party in respect of the costs or expenses, to the extent that the Interim Finance Party reasonably determines that neither it nor any group of which it is a member for VAT purposes is entitled to credit or receive repayment in respect of the VAT from the relevant tax authority.

(d)	Any reference in Clause 9.7 to any party shall, at any time when such party is treated as a member of a group for VAT purposes, include (where appropriate and unless the context otherwise requires) a reference to the person who is treated as making the supply or (as appropriate) receiving the supply under the grouping rules (as provided for in Article 11 of the Council Directive 2006/112/EC (or as implemented by the relevant member state of the European Union or any other similar provision in any jurisdiction which is not a member state of the European Union)) so that a reference to a party shall be construed as a reference to that party or the relevant group or unity (or fiscal unity) of which that party is a member for VAT purposes at the relevant time or the relevant member (or head) of that group or unity (or fiscal unity) at the relevant time (as the case may be).

(e)	In relation to any supply made by an Interim Finance Party to any party under an Interim Finance Document, if reasonably requested by such Interim Finance Party, that party must promptly provide such Interim Finance Party with details of that party's VAT registration and such other information as is reasonably requested in connection with such Interim Finance Party's VAT reporting requirements in relation to such supply.

9.8	FATCA information

(a)	Subject to paragraph (c) below, each Party shall, within ten (10) Business Days of a reasonable request by another Party:

(i)	confirm to that other Party whether it is:

(A)	a FATCA Exempt Party; or

(B)	not a FATCA Exempt Party;

(ii)	supply to that other Party such forms, documentation and other information relating to its status under FATCA as that other Party reasonably requests for the purposes of that other Party's compliance with FATCA; and

(iii)	supply to that other Party such forms, documentation and other information relating to its status as that other Party reasonably requests for the purposes of that other Party's compliance with any other law, regulation or exchange of information regime.

(b)	If a Party confirms to another Party pursuant to paragraph (a)(i) above that it is a FATCA Exempt Party and it subsequently becomes aware that it is not, or has ceased to be a FATCA Exempt Party, that Party shall notify that other Party reasonably promptly.

(c)	Paragraph (a) above shall not oblige any Interim Finance Party to do anything, and paragraph (a)(iii) above shall not oblige any other Party to do anything, which would or might in its reasonable opinion constitute a breach of:

(i)	any law or regulation;

(ii)	any fiduciary duty; or

(iii)	any duty of confidentiality.

(d)	If a Party fails to confirm whether or not it is a FATCA Exempt Party or to supply forms, documentation or other information requested in accordance with paragraphs (a)(i) or (a)(ii) above (including, for the avoidance of doubt, where paragraph (c) above applies), then such Party shall be treated for the purposes of the Interim Finance Documents (and payments under them) as if it is not a FATCA Exempt Party until such time as the Party in question provides the requested confirmation, forms, documentation or other information.

9.9	FATCA Deduction

(a)	Each Party may make any FATCA Deduction it is required to make by FATCA, and any payment required in connection with that FATCA Deduction, and no Party shall be required to increase any payment in respect of which it makes such a FATCA Deduction or otherwise compensate the recipient of the payment for that FATCA Deduction.

(b)	Each Party shall promptly, upon becoming aware that it must make a FATCA Deduction (or that there is any change in the rate or the basis of such FATCA Deduction), notify the Party to whom it is making the payment and, in addition, shall notify the Obligors' Agent and the Interim Facility Agent, and the Interim Facility Agent shall notify the other Interim Finance Parties.

10.	Increased Costs

10.1	Increased Costs

(a)	If the introduction of, or a change in, or a change in the interpretation, administration or application of, any law, regulation or treaty occurring after the date on which it becomes party to this Agreement, or compliance with any law, regulation or treaty made after the date on which it becomes party to this Agreement, results in any Interim Finance Party (a Claiming Party) or any Affiliate of it incurring any Increased Cost (as defined in paragraph (c) below):

(i)	the Claiming Party will notify the Obligors' Agent and the Interim Facility Agent of the circumstances giving rise to that Increased Cost as soon as reasonably practicable after becoming aware of it and will as soon as reasonably practicable provide a certificate confirming the amount of that Increased Cost with (to the extent available) appropriate supporting evidence; and

(ii)	within five (5) Business Days of demand by the Claiming Party, the Obligors' Agent will (or shall procure that another Group Company will) pay to the Claiming Party the amount of any Increased Cost incurred by it (or any Affiliate of it).

(b)	No Group Company will be obliged to compensate any Claiming Party under paragraph (a) above in relation to any Increased Cost:

(i)	to the extent already compensated for by a payment under Clause 9 (Taxes) (or would have been so compensated but for an exclusion in Clauses 9.2 (Exceptions from gross-up), 9.3 (Tax indemnity), 9.6 (Stamp Taxes) or 9.7 (Value added taxes));

(ii)	attributable to the breach by the Claiming Party of any law, regulation or treaty or any Interim Finance Document;

(iii)	attributable to a Tax Deduction required by law to be made by an Obligor;

(iv)	attributable to any penalty having been imposed by the relevant central bank or monetary or fiscal authority upon the Claiming Party (or any Affiliate of it) by virtue of its having exceeded any country or sector borrowing limits or breached any directives imposed upon it;

(v)	attributable to the implementation or application of or compliance with the "International Convergence of Capital Measurement and Capital Standards, a Revised Framework" published by the Basel Committee on Banking Supervision in June 2004 in the form existing on the date of this Agreement (but excluding any amendment to Basel II arising out of Basel III (as defined in paragraph (c)(ii) below)) (Basel II) or any other law or regulation which implements Basel II (whether such implementation, application or compliance is by a government, regulator, Interim Finance Party or any of its Affiliates) but excluding any Increased Cost attributable to Basel III or any other law or regulation which implements Basel III (in each case, unless an Interim Finance Party was or reasonably should have been aware of that Increased Cost on the date on which it became an Interim Finance Party under this Agreement);

(vi)	attributable to any Bank Levy (or any payment attributable to, or liability arising as a consequence of, a Bank Levy);

(vii)	attributable to a FATCA Deduction required to be made by a Party; or

(viii)	not notified to the Obligors' Agent in accordance with paragraph (a)(i) above.

(c)	In this Agreement:

(i)	Increased Cost means:

(A)	an additional or increased cost;

(B)	a reduction in any amount due, paid or payable to the Claiming Party under any Interim Finance Document; or

(C)	a reduction in the rate of return from an Interim Facility or on the Claiming Party's (or its Affiliates') overall capital,

suffered or incurred by a Claiming Party (or any Affiliate of it) as a result of it having entered into or performing its obligations under any Interim Finance Document or making or maintaining its participation in any Interim Loan or Bank Guarantee; and

(ii)	Basel III means:

(A)	the agreements on capital requirements, a leverage ratio and liquidity standards contained in "Basel III: A global regulatory framework for more resilient banks and banking systems", "Basel III: International framework for liquidity risk measurement, standards and monitoring" and "Guidance for national authorities operating the countercyclical capital buffer" published by the Basel Committee on Banking Supervision in December 2010, each as amended, supplemented or restated;

(B)	the rules for global systemically important banks contained in "Global systemically important banks: assessment methodology and the additional loss absorbency requirement Rules text" published by the Basel Committee on Banking Supervision in November 2011, as amended, supplemented or restated; and

(C)	any further guidance or standards published by the Basel Committee on Banking Supervision relating to Basel III.

10.2	Mitigation

(a)	If circumstances arise which entitle an Interim Finance Party:

(i)	to receive payment of an additional amount under Clause 9 (Taxes);

(ii)	to demand payment of any amount under Clause 10.1 (Increased Costs); or

(iii)	to require cancellation or prepayment to it of any amount under Clause 10.3 (Illegality),

then that Interim Finance Party will, in consultation with the Obligors' Agent, take all reasonable steps to mitigate the effect of those circumstances (including by transferring its rights and obligations under the Interim Finance Documents to an Affiliate or changing its Facility Office or transferring its Interim Commitments and participation in each Interim Utilisation for cash at par plus all accrued but unpaid interest thereon to another bank, financial institution or other person nominated for such purpose by the Obligors' Agent).

(b)	No Interim Finance Party will be obliged to take any such steps or action if to do so is likely in its opinion (acting in good faith) to be unlawful or to have an adverse effect on its business, operations or financial condition or breach its banking policies or require it to disclose any confidential information.

(c)	The Obligors' Agent shall (or shall procure that another Group Company will), within five (5) Business Days of demand by the relevant Interim Finance Party, indemnify such Interim Finance Party for any costs or expenses reasonably incurred by it as a result of taking any steps or action under this Clause 10.2.

(d)	This Clause 10.2 does not in any way limit, reduce or qualify the obligations of the Obligors' Agent under the Interim Finance Documents.

10.3	Illegality

If, after the date of this Agreement, it is unlawful in any applicable jurisdiction for an Interim Finance Party to participate in an Interim Facility, maintain its Interim Commitment or participation in any Interim Utilisation or perform any of its obligations under any Interim Finance Documents, then:

(a)	that Interim Finance Party shall promptly so notify the Interim Facility Agent and the Obligors' Agent upon becoming aware of that event; and

(b)	following such notification, the Obligors' Agent shall (or shall procure that a Group Company will) prepay that Interim Finance Party's participation in all outstandings under the relevant Interim Facility (together with any related accrued interest) and pay (or procure payment of) all other amounts due to that Interim Finance Party under the Interim Finance Documents and that Interim Finance Party's Interim Commitment will be cancelled, in each case, to the extent necessary to cure the relevant illegality and, on the date specified by that Interim Finance Party in such notice (being the last Business Day immediately prior to the illegality taking effect or the latest date otherwise allowed by the relevant law (taking into account any applicable grace period)) unless otherwise agreed or required by the Obligors’ Agent, provided that on or prior to such date the Obligors' Agent shall have the right to require that Interim Lender to transfer its Interim Commitments and participation in each Interim Utilisation to another bank, financial institution or other person nominated for such purpose by the Obligors' Agent which has agreed to purchase such rights and obligations at par plus accrued but unpaid interest.

11.	Payments

11.1	Place

(a)	Unless otherwise specified in an Interim Finance Document, on each date on which payment is to be made by any Party (other than the Interim Facility Agent) under an Interim Finance Document, such Party shall pay, in the required currency, the amount required to the Interim Facility Agent, for value on the due date at such time and in such funds as the Interim Facility Agent may specify to the Party concerned as being customary at that time for settlement of transactions in the relevant currency in the place of payment. All such payments shall be made to the account specified by the Interim Facility Agent for that purpose in the principal financial centre of the country of the relevant currency (or in relation to euro, US Dollars and Sterling, London).

(b)	Unless otherwise specified in an Interim Finance Document (including any Drawdown Request), each payment received by the Interim Facility Agent under the Interim Finance Documents for another Party shall, subject to paragraphs (c) and (d) below and to Clause 11.3 (Assumed receipt), be made available by the Interim Facility Agent as soon as practicable after receipt to the Party entitled to receive payment in accordance with this Agreement (in the case of an Interim Lender, for the account of its Facility Office), to such account as that Party may notify to the Interim Facility Agent by not less than five (5) Business Days' notice with a bank in the principal financial centre of the country of that currency (or in relation to euro, US Dollars and Sterling, London).

(c)	The Interim Facility Agent may with the consent of the Obligors' Agent (or in accordance with Clause 17 (Set-Off)) apply any amount received by it for the Borrower in or towards payment (as soon as practicable after receipt) of any amount then due and payable by that Borrower under the Interim Finance Documents or in or towards purchase of any amount of any currency to be so applied.

(d)	Each Agent may deduct from any amount received by it for another Party any amount due to such Agent from that other Party but unpaid and apply the amount deducted in payment of the unpaid debt owed to it.

11.2	Currency of payment

(a)	Subject to paragraphs (b) to (e) (inclusive) below, US Dollars is the currency of account and payment of any sum due from an Obligor under any Interim Finance Documents shall be made in US Dollars.

(b)	Each payment in respect of costs, expenses or Taxes shall be made in the currency in which the costs, expenses or Taxes were incurred.

(c)	Each repayment of an Interim Utilisation or overdue amount or payment of interest thereon shall be made in the currency of the Interim Utilisation or overdue amount.

(d)	Each payment under Clauses 9.1 (Gross-up), 9.3 (Tax indemnity) or 10.1 (Increased Costs) shall be made in the currency specified by the Interim Finance Party making the claim (being the currency in which the Tax or losses were incurred).

(e)	Any amount expressed in the Interim Finance Documents to be payable in a particular currency shall be paid in that currency.

11.3	Assumed receipt

(a)	Where an amount is or is required to be paid to the Interim Facility Agent under any Interim Finance Document for the account of another person (the Payee), the Interim Facility Agent is not obliged to pay that amount to the Payee until the Interim Facility Agent is satisfied that it has actually received that amount.

(b)	If the Interim Facility Agent nonetheless pays that amount to the Payee (which it may do at its discretion) and the Interim Facility Agent had not in fact received that amount, then the Payee will on demand refund that amount to the Interim Facility Agent (together with interest on that amount at the rate determined by the Interim Facility Agent to be equal to the cost to the Interim Facility Agent of funding that amount for the period from payment by the Interim Facility Agent until refund to the Interim Facility Agent of that amount), provided that no Obligor will have any obligation to refund any such amount received from the Interim Facility Agent and paid by it (or on its behalf) to any third party for a purpose set out in Clause 3.3 (Purpose).

11.4	No set-off or counterclaim

All payments made or to be made by an Obligor under the Interim Finance Documents must be paid in full without (and free and clear of any deduction for) set-off or counterclaim.

11.5	Business Days

(a)	If any payment would otherwise be due under any Interim Finance Document on a day which is not a Business Day, that payment shall be due on the next Business Day in the same calendar month (if there is one) or the preceding Business Day (if there is not).

(b)	During any such extension of the due date for payment of any principal or overdue amount, or any extension of an Interest Period, interest shall accrue and be payable at the rate payable on the original due date.

11.6	Change in currency

(a)	Unless otherwise prohibited by law, if more than one currency or currency unit are at the same time recognised by the central bank of any country as the lawful currency of that country:

(i)	any reference in any Interim Finance Document to, and any obligations arising under any Interim Finance Document in, the currency of that country shall be translated into, and paid in, the currency or currency unit designated by the Interim Facility Agent (after consultation with the Obligors' Agent); and

(ii)	any translation from one currency or currency unit to another shall be at the official rate of exchange recognised by the central bank of that country for the conversion of that currency or currency unit into the other, rounded up or down by the Interim Facility Agent (acting reasonably).

(b)	If a change in any currency of a country occurs, the Interim Finance Documents will, to the extent the Interim Facility Agent specifies is necessary (acting reasonably and after consultation with the Obligors' Agent), be amended to comply with any generally accepted conventions and market practice in any relevant interbank market and otherwise to reflect the change in currency. The Interim Facility Agent will notify the other Parties to the relevant Interim Finance Documents of any such amendment, which shall be binding on all the Parties.

11.7	Application of proceeds

(a)	If the Interim Facility Agent receives a payment that is insufficient to discharge all amounts then due and payable by an Obligor under any Interim Finance Document, the Interim Facility Agent shall apply that payment towards the obligations of such Obligor under the Interim Finance Documents in the following order:

(i)	first, in payment pro rata of any fees, costs and expenses of the Agents and the Arrangers due but unpaid;

(ii)	second, in payment pro rata of any fees, costs and expenses of the Interim Lenders, due but unpaid;

(iii)	third, in payment pro rata of any accrued interest in respect of the Interim Facilities due but unpaid;

(iv)	fourth, in payment pro rata of any principal due but unpaid under the Interim Facilities and any amount due but unpaid under paragraph 7 (Indemnities) of Schedule 9 (Bank Guarantees);

(v)	fifth, in payment pro rata of any other amounts due but unpaid under the Interim Finance Documents; and

(vi)	the balance, if any, in payment to the relevant Obligor.

(b)	The Interim Facility Agent shall, if directed by all the Interim Lenders, vary the order set out in sub-paragraphs (a)(ii) to (a)(v) inclusive above;

(c)	Any such application by the Interim Facility Agent will override any appropriation made by an Obligor.

(d)	Any amount recovered under the Interim Security Documents will be paid to the Interim Facility Agent to be applied as set out in paragraph (a) above.

12.	Fees and Expenses

12.1	Costs and expenses

The Obligors' Agent shall (or shall procure that another Group Company will) pay to the Interim Facility Agent, within ten (10) Business Days of demand, for the account of the Interim Finance Parties the amount of all reasonable costs and expenses (including legal fees subject to any agreed limits) properly incurred by them or any of their Affiliates in connection with:

(a)	the negotiation, preparation, printing, execution and perfection of any Interim Finance Document and other documents contemplated by the Interim Finance Documents executed after the date of this Agreement; and

(b)	any amendment, waiver or consent made or granted in connection with the Interim Finance Documents,

provided that if the Interim Facility is not drawn no such costs and expenses will be payable (other than legal costs up to a cap separately agreed in writing).

12.2	Enforcement costs

The Obligors' Agent shall (or shall procure that another Group Company will) pay to each Interim Finance Party, within five (5) Business Days of demand, the amount of all costs and expenses (including legal fees reasonably incurred) properly incurred by it in connection with the enforcement of, or the preservation of any rights under, any Interim Finance Document and any proceedings instituted by or against the Interim Security Agent as a consequence of taking or holding the Interim Security or enforcing these rights.

12.3	Amendment costs

The Obligors' Agent shall (or shall procure that another Group Company will) pay to the Interim Facility Agent, within ten (10) Business Days of demand, all reasonable costs and expenses (including reasonable legal fees) properly incurred by the Interim Facility Agent or Interim Security Agent in connection with responding to, evaluating, negotiating or complying with any amendment, waiver or consent requested or required by the Obligors' Agent, subject always to any limits as agreed between the Obligors' Agent and the Arrangers from time to time.

12.4	Commitment fee

(a)	The Borrower shall pay (or procure there is paid) to the Interim Facility Agent (for the account of each Interim Revolving Facility Lender) a fee in US Dollars computed at the rate of 0.75 per cent. per annum of the average daily unused portion of the Interim Revolving Facility Commitments of the Interim Revolving Facility Lenders (other than any Interim Revolving Facility Lender which is a Defaulting Lender) for the period commencing on (and including) the Interim Closing Date and ending on the last day of the Interim Revolving Facility Availability Period.

(b)	The accrued commitment fee is payable on the last day of the Interim Revolving Facility Availability Period and, if cancelled in full, on the cancelled amount of the relevant Interim Revolving Facility Lender's Interim Revolving Facility Commitment at the time the cancellation is effective.

(c)	No accrued commitment fee shall be payable if the Interim Closing Date does not occur.

(d)	No commitment fee is payable to the Interim Facility Agent (for the account of an Interim Revolving Facility Lender) on any Available Interim Revolving Facility Commitment of that Interim Revolving Facility Lender for any day on which that Interim Lender is a Defaulting Lender.

12.5	Other fees

The Borrower shall (or shall procure that another Group Company will) pay the Interim Finance Parties' fees in accordance with the Fee Letter.

12.6	Limitations

Notwithstanding anything to the contrary in any Interim Finance Document (including Clauses 12.1 (Costs and expenses) to 12.5 (Other fees) above):

(a)	no fees, costs, expenses or other amount shall be payable by any Group Company to any Interim Finance Party under any Interim Finance Document if the Interim Closing Date does not occur (save, in the case of legal fees, as otherwise agreed prior to the date of this Agreement);

(b)	any demand for reimbursement of costs and expenses incurred by an Interim Finance Party must be accompanied by reasonable details of the amount demanded (including, at the request of the Obligors' Agent, hours worked, rates charged and individuals involved); and

(c)	if an Interim Lender assigns or transfers any of its rights, benefits or obligations under the Interim Finance Documents, no Group Company shall be required to pay any fees, costs, expenses or other amounts relating to or arising in connection with that assignment or transfer (including any stamp duty, transfer or registration Taxes and any amounts relating to the perfection or amendment of the Interim Security Documents), except where such assignment or transfer is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors' Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties).

13.	Indemnities

13.1	General indemnity

The Obligors' Agent will (or shall procure that another Group Company will) indemnify each Interim Finance Party within ten (10) Business Days of demand (which demand must be accompanied by reasonable details and calculations of the amount demanded) against any loss or liability (not including loss of future Margin and/or profit) which that Interim Finance Party incurs as a result of:

(a)	the occurrence of any Major Event of Default;

(b)	the operation of Clause 16 (Pro Rata Payments);

(c)	any failure by any Obligor to pay any amount due under an Interim Finance Document on its due date;

(d)	any Interim Loan not being made for any reason (other than as a result of the fraud, default or negligence of that Interim Finance Party) on the Drawdown Date specified in the Drawdown Request requesting that Interim Loan;

(e)	any Interim Loan or overdue amount under an Interim Finance Document being repaid or prepaid otherwise than in accordance with a notice of prepayment given by an Obligor or otherwise than on the last day of the then current Interest Period relating to that Interim Loan or overdue amount, other than as a result of that Interim Lender failing to advance its participation pursuant to any Long-term Financing Agreement for the purposes of refinancing the Interim Facilities; or

(f)	making arrangements to issue a Bank Guarantee requested by an Obligor in a Bank Guarantee Request but not issued by reason of the operation of any one or more provisions of this Agreement (other than by reason of the fraud, default or negligence of that Interim Finance Party), including any loss on account of funds borrowed, contracted for or utilised to fund any Interim Loan or amount payable under any Interim Finance Document.

13.2	Currency indemnity

(a)	If:

(i)	any amount payable by an Obligor under or in connection with any Interim Finance Document is received by any Interim Finance Party (or by an Agent on behalf of any Interim Finance Party) in a currency (the Payment Currency) other than that agreed in the relevant Interim Finance Document (the Agreed Currency), and the amount produced by such Interim Finance Party converting the Payment Currency so received into the Agreed Currency is less than the required amount of the Agreed Currency; or

(ii)	any amount payable by an Obligor under or in connection with any Interim Finance Document has to be converted from the Agreed Currency into another currency for the purpose of making, filing, obtaining or enforcing any claim, proof, order or judgment, that Obligor shall, as an independent obligation, within ten (10) Business Days of demand indemnify the relevant Interim Finance Party for any loss or liability incurred by it as a result of the conversion, provided that, if the amount produced or payable as a result of the conversion is greater than the relevant amount due, that Interim Finance Party will promptly refund such excess amount to the relevant Obligor.

(b)	Any conversion required will be made at the prevailing rate of exchange on the date and in the market determined by the relevant Interim Finance Party, acting reasonably, as being most appropriate for the conversion. The relevant Obligor will also, within ten (10) Business Days of demand, pay the reasonable costs of the conversion.

(c)	Each Obligor waives any right it may have in any jurisdiction to pay any amount under any Interim Finance Document in a currency other than that in which it is expressed to be payable in that Interim Finance Document.

13.3	Indemnity to the Interim Facility Agent

The Obligors' Agent shall (or shall procure that another Group Company will) within ten (10) Business Days of demand (which demand must be accompanied by reasonable details and calculations of the amount demanded), indemnify the Interim Facility Agent against any cost, loss or liability incurred by the Interim Facility Agent (acting reasonably) as a result of:

(a)	investigating any event which it reasonably believes is a Major Event of Default (provided that, if after doing so it is established that such event is not a Major Event of Default, the cost, loss or liability of investigation shall be for the account of the Interim Lenders); and

(b)	acting or relying on any notice, request or instruction which it reasonably believes to be genuine, correct and appropriately authorised,

except where the cost, loss or liability incurred by the Interim Facility Agent is a result of fraud, wilful misconduct, gross negligence or default of the Interim Facility Agent.

13.4	Indemnity to the Interim Security Agent

(a)	The Obligors' Agent shall (or shall procure that another Group Company will) within ten (10) Business Days of demand (which demand must be accompanied by reasonable details and calculations of the amount demanded), indemnify the Interim Security Agent and every Receiver and Delegate against any cost, loss or liability incurred by the Interim Security Agent, Receiver or Delegate (acting reasonably) incurred as a result of:

(i)	the taking, holding, protection or enforcement of the Interim Security;

(ii)	the exercise of any of the rights, powers, discretions and remedies vested in the Interim Security Agent and each Receiver and Delegate by the Interim Finance Documents or by law; and

(iii)	any default by any Obligor in the performance of any of the obligations expressed to be assumed by it in the Interim Finance Documents,

except where, as the case may be, the cost, loss or liability incurred by the Interim Security Agent, Receiver and/or Delegate is a result of fraud, wilful misconduct, gross negligence or default of the Interim Security Agent, Receiver and/or Delegate.

(b)	The Interim Security Agent and, to the extent relevant, each other Interim Finance Party may, in priority to any payment to the Interim Finance Parties, indemnify itself out of the Charged Property over which it holds Interim Security in respect of, and pay and retain, all sums necessary to give effect to the indemnity in this Clause 13.4 and shall have a lien on the Interim Security held by it and the proceeds of the enforcement of the Interim Security held by it for all moneys payable to it.

13.5	Acquisition Indemnity for the Interim Security Agent

(a)	The Obligors' Agent shall (or shall procure that another Group Company will) within ten (10) Business Days of demand indemnify and hold harmless the Interim Security Agent and any of their respective Affiliates and any of their directors, officers, agents, advisers and employees (as applicable) (each an Indemnified Person) against any cost, expense, loss, liability (including, except as specified below, reasonably incurred legal fees and limited, in the case of legal fees and expenses, to one counsel to such Indemnified Persons taken as a whole and in the case of a conflict of interest, one additional counsel to the affected Indemnified Persons similarly situated, taken as a whole and, if reasonably necessary one local counsel in any relevant jurisdiction) incurred by or awarded against such Indemnified Person in each case arising out of or in connection with any action, claim, investigation or proceeding (including any action, claim, investigation or proceeding to preserve or enforce rights) (collectively, each a Proceeding), commenced or threatened, relating to this Agreement, the Interim Facilities or the Acquisition or the use or proposed use of proceeds of the Interim Facilities (except to the extent such cost, expense, loss or liability resulted from (i) (x) the willful misconduct, bad faith or gross negligence of such Indemnified Person or any of its affiliates or related parties (as determined in a final non-appealable judgment in a court of competent jurisdiction), (y) any material breach of the obligations of such Indemnified Person or any of its affiliates or related parties under this Agreement (as determined in a final non-appealable judgment in a court of competent jurisdiction) or (z) any dispute among Indemnified Persons (or their respective affiliates or related parties) that does not involve an act or omission by the Borrower or any of its subsidiaries or (ii) they have resulted from any agreement governing any settlement referred to below by such Indemnified Person that is effected without your prior written consent (which consent shall not be unreasonably withheld or delayed).

(b)	If any event occurs in respect of which indemnification may be sought from the Borrower, the Borrower shall not be liable for any settlement of any Proceedings (or any expenses related thereto) effected without the Borrower’s consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent or if there is a final non-appealable judgment against an Indemnified Person in any such Proceedings, the Borrower agrees to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the preceding paragraph).

(c)	The Indemnified Person shall also be entitled to appoint one primary counsel for all Indemnified Persons (taken as a whole) in each applicable jurisdiction (and, solely in the case of a conflict of interest, one additional counsel as necessary to the affected Indemnified Persons taken as a whole) in respect of any such claim, action or proceeding.

(d)	Neither (x) any Indemnified Person, nor (y) any member of the Group or any member of the Target Group (or any of their respective Affiliates or shareholders), shall be liable for any indirect, special, punitive or consequential losses or damages in connection with its activities related to the Interim Facilities or the Interim Finance Documents.

14.	Security and Guarantee

14.1	Responsibility

The Interim Security Agent is not liable or responsible to any other Interim Finance Party for:

(a)	any failure in perfecting or protecting the Security Interest created by any Interim Security Document; or

(b)	any other action taken or not taken by it in connection with an Interim Security Document.

14.2	Possession of documents

The Interim Security Agent is not obliged to hold in its own possession any Interim Security Document, title deed or other document in connection with any asset over which a Security Interest is intended to be created by an Interim Security Document. Without prejudice to the above, the Interim Security Agent may allow any bank providing safe custody services or any professional adviser to the Interim Security Agent to retain any of those documents in its possession.

14.3	Investments

Except as otherwise provided in any Interim Security Document, all moneys received by the Interim Security Agent under the Interim Finance Documents may be:

(a)	invested in the name of, or under the control of, the Interim Security Agent in any investment for the time being authorised by applicable law for the investment by trustees of trust money or in any other investments which may be selected by the Interim Security Agent with the consent of the Majority Interim Lenders; or

(b)	placed on deposit in the name of, or under the control of, the Interim Security Agent at such bank or institution (including any other Interim Finance Party) and upon such terms as the Interim Security Agent may think fit.

14.4	Conflict with Interim Security Documents

If there is any conflict between the provisions of this Agreement and any Interim Security Document with regard to instructions to or other matters affecting the Interim Security Agent, this Agreement will prevail.

14.5	Enforcement of Interim Security Documents

(a)	The Security Interests granted pursuant to the Interim Security Documents may only be enforced if an Acceleration Notice has been given to an Obligor and remains outstanding.

(b)	If the Interim Security is being enforced pursuant to paragraph (a) above, the Interim Security Agent shall enforce the Interim Security in such manner as the Majority Interim Lenders shall instruct, or, in the absence of any such instructions, as the Interim Security Agent sees fit.

(c)	Subject to Clause 15 (Agents and Arrangers), each Interim Finance Party (other than the Interim Security Agent) agrees not to enforce independently or exercise any rights or powers arising under an Interim Security Document except through the Interim Security Agent and in accordance with the Interim Finance Documents.

14.6	Release of security

(a)	If:

(i)	a disposal to a person or persons outside the Group of any asset over which a Security Interest has been created by any Interim Security Document is:

(A)	being effected at the request of the Majority Interim Lenders in circumstances where any of the security created by the Interim Security Documents has become enforceable; or

(B)	being effected by enforcement of the Interim Security Documents; or

(ii)	the Interim Liabilities are repaid in full,

the Interim Security Agent is irrevocably authorised to execute on behalf of each Interim Finance Party, each Obligor (and at the cost of the Obligors' Agent) the releases and disposals referred to in paragraph (b) below.

(b)	The releases and other actions referred to in paragraph (a) above are:

(i)	any release of any Security Interest created by the Interim Security Documents over that asset; and

(ii)	if that asset comprises all of the shares in the capital of any Group Company (or any direct or indirect holding company of any Group Company):

(A)	a release of that Group Company and its respective Subsidiaries from all present and future liabilities under the Interim Finance Documents (both actual and contingent and including any liability to any other Group Company under the Interim Finance Documents by way of contribution or indemnity) and a release of all Security Interests granted by that Group Company and its Subsidiaries under the Interim Security Documents; or

(B)	in respect of a disposal under paragraph (a)(i) above only, a disposal of all or any part of the present and future liabilities of that Group Company and its respective Subsidiaries under the Interim Finance Documents (both actual and contingent and including any liability to any other Group Company under the Interim Finance Documents by way of contribution or indemnity) owed by that Group Company and its respective Subsidiaries.

(c)	In the case of paragraph (a) above, the net cash proceeds of the disposal must be applied in accordance with Clause 11.7 (Application of proceeds).

(d)	If the Majority Interim Lenders instruct the Interim Security Agent to effect any of the releases or disposals in circumstances permitted under paragraph (b) above, each Interim Finance Party, the relevant Obligor must promptly execute (at the cost of the Obligors' Agent) any document which is reasonably required to achieve that release or disposal. Each Obligor irrevocably authorises the Interim Security Agent to promptly execute any such document. Any release will not affect the obligations of any other Group Company under the Interim Finance Documents.

14.7	Application of Proceeds - Enforcement of Interim Security

All amounts from time to time received or recovered by the Interim Security Agent in connection with the realisation or enforcement of any Interim Security shall be applied by the Interim Security Agent in the order of priority set out in Clause 11.7 (Application of proceeds).

14.8	Perpetuity period

If applicable to any trust created in this Agreement, the perpetuity period for that trust is 125 years.

14.9	Parallel Debt

(a)	Subject to the limitations set out in each guarantee and notwithstanding any other provision of this Agreement, each Obligor hereby irrevocably and unconditionally undertakes to pay to the Interim Security Agent, as creditor in its own right and not as representative or trustee of the other Interim Finance Parties, sums equal to and in the currency of each amount payable by that Obligor to each of the other Interim Finance Parties under each of the Interim Finance Documents as and when that amount falls due for payment under the relevant Interim Finance Document.

(b)	The Interim Security Agent shall hold the claims against the Obligors under the parallel debt structure in this Clause 14.9 in accordance with Clause 15.10 (Role of the Interim Security Agent). The Interim Security Agent shall distribute any amount received under the parallel debt claims in this Clause 14.9 among the Interim Finance Parties in accordance with the provisions of this Agreement.

(c)	The Interim Security Agent shall have its own independent right to demand payment of the amounts payable by an Obligor under this Clause 14.9, irrespective of any discharge of that Obligor's obligation to pay those amounts to the other Interim Finance Parties resulting from failure by them to take appropriate steps, in insolvency proceedings affecting that Obligor, to preserve their entitlement to be paid those amounts, provided that:

(i)	the amounts for which each Obligor is liable under its parallel debt:

(A)	shall be decreased to the extent that its corresponding debt towards an Interim Finance Party has been irrevocably paid (or, in the case of guarantee obligations, discharged); or

(B)	shall be increased to the extent that the corresponding debt towards an Interim Finance Party has been increased;

(ii)	the corresponding debt of each Obligor shall be decreased to the extent that its parallel debt has been irrevocably paid (or, in the case of guarantee obligations, discharged); and

(iii)	the parallel debt of an Obligor shall not exceed its corresponding debt towards the Interim Finance Parties.

(d)	Any amount due and payable by an Obligor to the Interim Security Agent under this Clause 14.9 shall be decreased to the extent that the other Interim Finance Parties have received payment of the corresponding amount under the other provisions of the Interim Finance Documents and any amount due and payable by an Obligor to the other Interim Finance Parties under those provisions shall be decreased to the extent that the Interim Security Agent has received payment of the corresponding amount under this Clause 14.9.

The rights of the Interim Finance Parties (other than the Interim Security Agent) to receive payment of amounts payable by each Obligor under the Interim Finance Documents are several and are separate and independent from, and without prejudice to, the rights of the Interim Security Agent to receive payment under this Clause 14.9.

14.10	Guarantee and indemnity

The provisions of Schedule 4 (Guarantee and Indemnity) are incorporated into this Clause 14 by reference.

15.	Agents and Arrangers

15.1	Appointment of Agents

(a)	Each Interim Finance Party (other than the relevant Agent) irrevocably authorises and appoints each Agent:

(i)	to act as its agent under and in connection with the Interim Finance Documents (and in the case of the Interim Security Agent to act as its trustee for the purposes of the Interim Security Documents) subject to 15.10 (Role of the Interim Security Agent) with respect to the Interim Security Documents;

(ii)	to execute and deliver such of the Interim Finance Documents and any other document related to the Interim Finance Documents as are expressed to be executed by such Agent;

(iii)	to execute for and on its behalf any and all Interim Security Documents and any other agreements related to the Interim Security Documents, including the release of the Interim Security Documents; and

(iv)	to perform the duties and to exercise the rights, powers and discretions which are specifically delegated to such Agent by the terms of the Interim Finance Documents, together with all other incidental rights, powers and discretions.

(b)	Each Interim Finance Party:

(i)	(other than the Interim Facility Agent, the Interim Security Agent and the Arrangers) irrevocably authorises and appoints, severally, each of the Agents and the Arrangers to accept on its behalf the terms of any reliance, non-reliance, hold harmless or engagement letter relating to any report, certificate or letter provided by accountants, auditors or other professional advisers in connection with any of the Interim Finance Documents or any related transactions and to bind such Interim Finance Party in respect of the addressing or reliance or non-reliance or limitation of liability of any person under any such report, certificate or letter; and

(ii)	accepts the terms and any limitation of liability or qualification in the reports or any reliance, non-reliance, hold harmless or engagement letter entered into by any of the Agents and/or the Arrangers (whether before or after such Interim Finance Party became party to this Agreement) in connection with the Interim Finance Documents.

(c)	The relationship between each Agent and the other Interim Finance Parties is that of principal and agent only. Except as specifically provided in the Interim Finance Documents, no Agent shall:

(i)	have, or be deemed to have, any obligations to, or trust or fiduciary relationship with, any other Party or other person, other than those for which specific provision is made by the Interim Finance Documents; or

(ii)	be bound to account to any other Interim Finance Party for any sum or the profit element of any sum received by it for its own account.

(d)	Neither Agent is authorised to act on behalf of an Interim Finance Party in any legal or arbitration proceedings relating to any Interim Finance Document without first obtaining that Interim Finance Party's consent except in any proceedings for the protection, preservation or enforcement of any Interim Security Documents otherwise permitted by this Agreement.

15.2	Agents' duties

(a)	Each Agent will only have those duties which are expressly specified in the Interim Finance Documents. The duties of the Agents are solely of a mechanical and administrative nature.

(b)	Each Agent shall promptly send to each other Interim Finance Party a copy of each notice or document delivered to that Agent by an Obligor for that Interim Finance Party under any Interim Finance Document.

(c)	Each Agent shall, subject to any terms of this Agreement which require the consent of all the Interim Lenders or of any particular Interim Finance Party:

(i)	act or refrain from acting in accordance with any instructions from the Majority Interim Lenders and any such instructions shall be binding on all the Interim Finance Parties; and

(ii)	not be liable for any act (or omission) if it acts (or refrains from acting) in accordance with the instructions of the Majority Interim Lenders.

(d)	In the absence of any such instructions from the Majority Interim Lenders (or if required all Interim Lenders), each Agent may act or refrain from acting as it considers to be in the best interests of the Interim Lenders and any such action (or omission) shall be binding on all Interim Finance Parties.

(e)	The Interim Facility Agent shall provide to the Borrower (i) within two Business Days of a request by the Borrower (at any reasonable time, but no more frequently than once per calendar month), a list (which may be in electronic form) and which shall be conclusive absent manifest error setting out the names and addresses of the Interim Lenders as at the date of that request, their respective Commitments (including principal and stated interest) and (ii) as soon as reasonably practicable following a request by the Borrower (at any reasonable time, but no more frequently than once per calendar month), any such other information required by the Borrower so that the Interim Loans shall be considered to be “in registered form” under Section 5f.103-1(c) of the U.S. Treasury regulations (the “Register”). For the avoidance of doubt, the Register shall be maintained by the Interim Facility Agent, acting solely for this purpose as an agent of the Borrower, in a manner such that the Interim Loans hereunder shall be considered to be “in registered form” under Section 5f.103-1(c) of the U.S. Treasury regulations.

15.3	Agents' rights

Each Agent may:

(a)	act under the Interim Finance Documents by or through its personnel, delegates or agents (and any indemnity given to, or received by, an Agent under this Agreement extends also to its personnel, delegates or agents who may rely on this provision);

(b)	except as expressly provided to the contrary in any Interim Finance Document, refrain from exercising any right, power or discretion vested in it under the Interim Finance Documents until it has received instructions from the Majority Interim Lenders or, where relevant, all the Interim Lenders;

(c)	unless it has received notice to the contrary in accordance with this Agreement, treat the Interim Lender which makes available any portion of an Interim Loan as the person entitled to repayment of that portion (and any interest, fees or other amounts in relation thereto);

(d)	notwithstanding any other term of an Interim Finance Document, refrain from doing anything (including disclosing any information to any Interim Finance Party or other person) which would or might in its opinion breach any law, regulation, court judgment or order or any confidentiality obligation, or otherwise render it liable to any person, and it may do anything which is in its opinion necessary to comply with any such law, regulation, judgment, order or obligation;

(e)	assume that no Major Event of Default has occurred, unless it has received notice from another Party stating that a Major Event of Default has occurred and giving details of such Major Event of Default;

(f)	refrain from acting in accordance with the instructions of the Majority Interim Lenders or all the Interim Lenders until it has been indemnified and/or secured to its satisfaction against all costs, losses or liabilities (including legal fees and any associated VAT) which it may sustain or incur as a result of so acting;

(g)	rely on any notice or document believed by it to be genuine and correct and assume that (i) any notice or document has been correctly and appropriately authorised and given and (ii) any notice or request made by the Obligors' Agent is made on behalf of and with the consent and knowledge of all the Obligors;

(h)	rely on any statement made by any person regarding any matter which might reasonably be expected to be within such person's knowledge or power to verify;

(i)	engage, obtain, rely on and pay for any legal, accounting or other expert advice or services which may seem necessary to it;

(j)	at any time, and it shall if instructed by the Majority Interim Lenders, convene a meeting of the Interim Lenders;

(k)	accept without enquiry (and has no obligation to check) any title which any Obligor may have to any asset intended to be the subject of any Security Interest to be created by the Interim Security Documents; and

(l)	deposit any title deeds, transfer documents, share certificates, Interim Security Document or any other documents in connection with any of the assets charged by the Interim Security Documents with any bank or financial institution or any company whose business includes undertaking the safe custody of deeds or documents or with any lawyer or firm of lawyers or other professional advisers (each, a custodian) and it shall not be responsible or liable for or be required to insure against any loss incurred in connection with any such deposit or the misconduct or default of any such custodian and it may pay all amounts required to be paid on account or in relation to any such deposit.

15.4	Exoneration of the Arrangers and the Agents

Neither the Arrangers nor the Agents are:

(a)	responsible for, or responsible for checking, the adequacy, accuracy or completeness of:

(i)	any representation, warranty, statement or information (written or oral) made in or given in connection with any report, any Interim Finance Document or any notice or document delivered in connection with any Interim Finance Document or the transactions contemplated thereby; or

(ii)	any notice, accounts or other document delivered under any Interim Finance Document (irrespective of whether the relevant Agent forwards that notice, those accounts or other documents to another Party);

(b)	responsible for the validity, legality, adequacy, accuracy, completeness, enforceability, admissibility in evidence or performance of any Interim Finance Document or any agreement or document entered into or delivered in connection therewith;

(c)	under any obligation or duty either initially or on a continuing basis to provide any Interim Finance Party with any credit, financial or other information relating to an Obligor or any other Group Company or any member of the Target Group or any risks arising in connection with any Interim Finance Document, except as expressly specified in this Agreement;

(d)	obliged to monitor or enquire as to the occurrence or continuation of a Major Event of Default;

(e)	deemed to have knowledge of the occurrence of a Major Event of Default unless it has received notice from another Party stating that a Major Event of Default has occurred and giving details of such Major Event of Default;

(f)	responsible for any failure of any Party duly and punctually to observe and perform their respective obligations under any Interim Finance Document;

(g)	responsible for the consequences of relying on the advice of any professional advisers selected by it in connection with any Interim Finance Document;

(h)	responsible for any shortfall which arises on the enforcement or realisation of the Interim Security;

(i)	liable for acting (or refraining from acting) in what it believes to be in the best interests of the Interim Finance Parties in circumstances where it has not been given instructions by the Interim Lenders or the Majority Interim Lenders (as the case may be);

(j)	liable to any Interim Finance Party for anything done or not done by it under or in connection with any Interim Finance Document and any other agreement, arrangement or documents entered into, made or executed in anticipation of, under or in connection with any Interim Finance Document, save to the extent directly caused by its own fraud, negligence or wilful misconduct; or

(k)	under any obligation to enquire into or check the title of any Obligor to, or to insure, any assets or property or any interest therein which is or is purported to be subject to any Security Interest constituted, created or evidenced by any Interim Security Document.

15.5	The Arrangers and the Agents individually

(a)	If it is an Interim Lender, each of the Arrangers and Agents has the same rights and powers under the Interim Finance Documents as any other Interim Lender and may exercise those rights and powers as if it were not also acting as an Arranger or an Agent.

(b)	Each of the Agents and the Arrangers may:

(i)	retain for its own benefit and without liability to account to any other person any fee, profit or other amount received by it for its own account under or in connection with the Interim Finance Documents or any of the activities referred to in paragraph (ii) below; and

(ii)	accept deposits from, lend money to, provide any advisory, trust or other services to or engage in any kind of banking or other business with the Obligors' Agent or any other Group Company (or Affiliate of the Obligors' Agent or any other Group Company) or other Party (and, in each case, may do so without liability to account to any other person).

(c)	Except as otherwise expressly provided in this Agreement, no Arranger in its capacity as such has any obligation or duty of any kind to any other Party under or in connection with any Interim Finance Document.

15.6	Communications and information

(a)	All communications to the Obligors' Agent (or any Affiliate of the Obligors' Agent) under or in connection with the Interim Finance Documents are, unless otherwise specified in the relevant Interim Finance Document, to be made by or through the Interim Facility Agent. Each Interim Finance Party will notify the Interim Facility Agent of, and provide the Interim Facility Agent with a copy of, any communication between that Interim Finance Party and the Obligors' Agent (or Affiliate of the Obligors' Agent) on any matter concerning the Interim Facility or the Interim Finance Documents.

(b)	No Agent will be obliged to transmit to or notify any other Interim Finance Party of any information relating to any Party which that Agent has or may acquire otherwise than in connection with the Interim Facility or the Interim Finance Documents.

(c)	In acting as agent for the Interim Lenders, each Agent's agency division will be treated as a separate entity from any of its other divisions or department (the Other Divisions). Any information relating to any Group Company acquired by any of the Other Divisions of an Agent or which in the opinion of that Agent is acquired by it otherwise than in its capacity as Agent under the Interim Finance Documents may be treated by it as confidential and will not be treated as information available to the other Interim Finance Parties.

15.7	Non-reliance

(a)	Each other Interim Finance Party confirms that it has made (and will continue to make) its own independent investigation and appraisal of the assets, business, financial condition and creditworthiness of the Group and the Target Group and of any risks arising under or in connection with any Interim Finance Document, and has not relied, and will not at any time rely, on any Arranger or any Agent:

(i)	to assess the adequacy, accuracy or completeness of any information (whether oral or written) provided by or on behalf of the Obligors' Agent or any Group Company or any member of the Target Group under or in connection with any Interim Finance Document (whether or not that information has been or is at any time circulated to it by an Arranger or an Agent), or any document delivered pursuant thereto;

(ii)	to assess whether that Interim Finance Party has recourse, and the nature and extent of that recourse, against any Party or any of its respective assets under or in connection with any Interim Finance Document;

(iii)	to assess the assets, business, financial condition or creditworthiness of an Obligor, any Group Company, the Target Group or any other person; or

(iv)	to assess the validity, legality, adequacy, accuracy, completeness, enforceability or admissibility in evidence of any Transaction Document or any document delivered pursuant thereto.

(b)	This Clause 15.7 is without prejudice to the responsibility of each Obligor for the information supplied by it or on its behalf under or in connection with the Interim Finance Documents and each Obligor remains responsible for all such information.

(c)	No Party (other than the relevant Agent) may take any proceedings against any officer, delegate, employee or agent of an Agent in respect of any claim it may have against that Agent or in respect of any act or omission by that officer, delegate, employee or agent in connection with any Interim Finance Document.

(d)	No Agent will be liable for any delay (or any related consequences) in crediting an account with an amount required under the Interim Finance Documents to be paid by that Agent if that Agent has taken all necessary steps as soon as reasonably practicable to comply with the regulations or operating procedures of any recognised clearing or settlement system used by that Agent for that purpose.

15.8	Know your customer

Nothing in this Agreement shall oblige any Agent or any Arranger to carry out know your customer or other checks in relation to any person on behalf of any Interim Lender and each Interim Lender confirms to the Agents and the Arrangers that it is solely responsible for any such checks it is required to carry out and that it may not rely on any statement in relation to such checks made by the Agents or the Arrangers.

15.9	Agents' indemnity

(a)	Each Interim Lender shall on demand indemnify each Agent for its share of any cost, loss or liability incurred by the relevant Agent in acting, or in connection with its role, as Agent under the Interim Finance Documents, except to the extent that the cost, loss or liability is incurred as a result of the relevant Agent's fraud, negligence or wilful misconduct.

(b)	An Interim Lender's share of any such loss or liability shall be the proportion which:

(i)	that Interim Lender's participation in the outstanding Interim Loan bears to the outstanding Interim Loan at the time of demand; or

(ii)	if there is no outstanding Interim Loan at that time, that Interim Lender's Interim Commitment bears to the Total Interim Commitments at that time; or

(iii)	if the Total Interim Commitments have been cancelled, that Interim Lender's Interim Commitment bore to the Total Interim Commitments immediately before being cancelled.

(c)	The provisions of this Clause 15.9 are without prejudice to any obligations of an Obligor to indemnify the Agents under the Interim Finance Documents.

15.10	Amounts paid in error

(a)	If the Interim Facility Agent pays an amount to another Interim Finance Party and within three (3) Business Days of the date of payment the Interim Facility Agent notifies that Interim Finance Party that such payment was an Erroneous Payment then the Interim Finance Party to whom that amount was paid by the Interim Facility Agent shall on demand refund the same to the Interim Facility Agent together with interest on that amount from the date of payment to the date of receipt by the Interim Facility Agent, calculated by the Interim Facility Agent to reflect its cost of funds.

(b)	Neither:

(i)	the obligations of any Interim Finance Party to the Interim Facility Agent; nor

(ii)	the remedies of the Interim Facility Agent,

(whether arising under this Clause 15.10 or otherwise) which relate to an Erroneous Payment will be affected by any act, omission, matter or thing which, but for this paragraph (b), would reduce, release or prejudice any such obligation or remedy (whether or not known by the Interim Facility Agent or any other Interim Finance Party).

(c)	All payments to be made by a Interim Finance Party to the Interim Facility Agent (whether made pursuant to this Clause 15.10 or otherwise) which relate to an Erroneous Payment shall be calculated and be made without (and free and clear of any deduction for) set-off or counterclaim.

(d)	In this Agreement, Erroneous Payment means a payment of an amount by the Interim Facility Agent to another Interim Finance Party which the Interim Facility Agent determines (in its sole discretion) was made in error.

15.11	Role of the Interim Security Agent

(a)	The Interim Security Agent declares that it shall hold the Interim Security on trust for itself and the other Interim Finance Parties on the terms contained in this Agreement and shall administer the Interim Security Documents for itself and the other Interim Finance Parties and will apply all payments and other benefits received by it under the Interim Security Documents in accordance with the Interim Finance Documents.

(b)	Each of the Parties agrees that the Interim Security Agent shall have only those duties, obligations and responsibilities expressly specified in this Agreement or in the Interim Security Documents to which the Interim Security Agent is expressed to be a party (and no others shall be implied).

(c)	Each Interim Finance Party hereby authorises the Interim Security Agent (whether or not by or through employees or agents):

(i)	to exercise such rights, remedies, powers and discretions as are specifically delegated to or conferred upon the Interim Security Agent under the Interim Security Documents together with such powers and discretions as are reasonably incidental thereto; and

(ii)	to take such action on its behalf as may from time to time be authorised under or in accordance with the Interim Security Documents.

(d)	The Interim Security Agent shall not be liable for any failure, omission or defect in registering, protecting or perfecting any Security Interest constituted, created or evidenced by any Interim Security Document.

(e)	The Interim Security Agent has no duty or obligation to require the deposit with it of, or to hold, any title deeds, share certificates, transfer documents or other documents in connection with any asset charged or encumbered or purported to be charged or encumbered under any Interim Security Document.

(f)	Each Interim Finance Party confirms its approval of each Interim Security Document and authorises and directs the Interim Security Agent (by itself or by such person(s) as it may nominate) to execute and enforce the same as trustee (or agent) or as otherwise provided.

(g)	It is agreed that, in relation to any jurisdiction the courts of which would not recognise or give effect to the trust expressed to be created by this Agreement, the relationship of the Interim Finance Parties to the Interim Security Agent shall be construed as one of principal and agent but, to the extent permissible under the laws of such jurisdiction, that all the other provisions of this Agreement shall have full force and effect between the parties hereto.

16.	Pro Rata Payments

16.1	Recoveries

Subject to Clause 16.3 (Exceptions to sharing), if any amount owing by any Obligor under any Interim Finance Document to an Interim Lender (the Recovering Interim Lender) is discharged by payment, set-off or any other manner other than through the Interim Facility Agent in accordance with Clause 11 (Payments) (the amount so discharged being a Recovery), then:

(a)	within three (3) Business Days of receipt of the Recovery, the Recovering Interim Lender shall notify details of such Recovery to the Interim Facility Agent;

(b)	the Interim Facility Agent shall determine whether the amount of the Recovery is in excess of the amount which such Recovering Interim Lender should have received had such amount been paid to the Interim Facility Agent under Clause 11 (Payments) without taking account of any Tax which would have been imposed on the Interim Facility Agent in relation to the Recovery (any such excess amount being the Excess Recovery);

(c)	within three (3) Business Days of demand, the Recovering Interim Lender shall pay to the Interim Facility Agent an amount equal to the Excess Recovery;

(d)	the Interim Facility Agent shall treat that payment as if it was a payment made by the relevant Obligor to the Interim Lenders under Clause 11 (Payments) and distribute it to the Interim Lenders (other than the Recovering Interim Lender) accordingly; and

(e)	on a distribution by the Interim Facility Agent under paragraph (d) above of any payment received by a Recovering Interim Lender from an Obligor as between the relevant Obligor and the Recovering Interim Lender, the amount of the Excess Recovery shall be treated as not having been paid and (without double counting) that Obligor will owe the Recovering Interim Lender a debt (immediately due and payable) in an amount equal to the Excess Recovery.

16.2	Notification of Recovery

If any Recovery has to be wholly or partly refunded by the Recovering Interim Lender after it has paid any amount to the Interim Facility Agent under paragraph (c) of Clause 16.1 (Recoveries), each Interim Lender to which any part of the Excess Recovery (or amount in respect of it) was distributed will, on request from the Recovering Interim Lender, pay to the Recovering Interim Lender that Interim Lender's pro rata share of the amount (including any related interest) which has to be refunded by the Recovering Interim Lender.

16.3	Exceptions to sharing

Notwithstanding Clause 16.1 (Recoveries), no Recovering Interim Lender will be obliged to pay any amount to the Interim Facility Agent or any other Interim Lender in respect of any Recovery:

(a)	if it would not (after that payment) have a valid claim against an Obligor under paragraph (e) of Clause 16.1 (Recoveries) in an amount equal to the Excess Recovery; or

(b)	which it receives as a result of legal proceedings taken by it to recover any amounts owing to it under the Interim Finance Documents, which proceedings have been notified to the other Interim Finance Parties and where the Interim Lender concerned had a right and opportunity to, but does not, either join in those proceedings or promptly after receiving notice commence and diligently pursue separate proceedings to enforce its rights in the same or another court.

16.4	No security

The provisions of this Clause 16 shall not constitute a charge by any Interim Lender over all or any part of any amount received or recovered by it under any of the circumstances mentioned in this Clause 16.

17.	Set-Off

If a Major Event of Default has occurred and is continuing, an Interim Finance Party may set off any matured obligation (to the extent beneficially owned by the Interim Finance Party) due and payable by an Obligor to it under an Interim Finance Document against any matured obligation due and payable by it to that Obligor, regardless of currency, place of payment or booking branch of either obligation. The relevant Interim Finance Party may convert either obligation at a market rate of exchange in its ordinary course of business in order to effect such set-off.

18.	Notices

18.1	Mode of service

(a)	Any notice, demand, consent or other communication (a Notice) made under or in connection with any Interim Finance Document must be in writing and made by letter, email or any other electronic communication approved by the Interim Facility Agent or otherwise permitted pursuant to the terms of this Agreement.

(b)	An electronic communication will be treated as being in writing for the purposes of this Agreement.

(c)	The address and email address of each Party (and person for whose attention the Notice is to be sent) for the purposes of Notices given under or in connection with the Interim Finance Documents are:

(i)	in the case of any person which is a Party on the date of this Agreement, the address and email address set out beneath its name in the signature pages to this Agreement;

(ii)	in the case of any other Interim Finance Party, the address and email address notified in writing by that Interim Finance Party for this purpose to the Interim Facility Agent on or before the date it becomes a Party; or

(iii)	any other address and/or email address notified in writing by that Party for this purpose to the Interim Facility Agent (or in the case of the Interim Facility Agent, notified by the Interim Facility Agent to the other Parties) by not less than five (5) Business Days' notice.

(d)	Any Notice given to an Agent will be effective only:

(i)	if it is marked for the attention of the department or officer specified by that Agent for receipt of Notices; and

(ii)	subject to paragraph (b) of Clause 18.2 (Deemed service) below, when actually received by that Agent.

18.2	Deemed service

(a)	Subject to paragraph (b) below, a Notice will be deemed to be given as follows:

(i)	if by letter or delivered personally, when delivered;

(ii)	if by email or any other electronic communication, when received in legible form; and

(iii)	if by posting to an electronic website, at the time of notification to the relevant recipient of such posting or (if later) the time when the recipient was given access to such website.

(b)	A Notice given in accordance with paragraph (a) above but received on a day that is not a Business Day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

18.3	Electronic communication

(a)	Any communication to be made between the Interim Facility Agent and an Interim Lender under or in connection with the Interim Finance Documents may be made by unencrypted electronic mail or other electronic means, if the Interim Facility Agent and the relevant Interim Lender:

(i)	agree that, unless and until notified to the contrary, this is to be an accepted form of communication;

(ii)	notify each other in writing of their electronic mail address and/or any other information required to enable the sending and receipt of information by that means; and

(iii)	notify each other of any change to their address or any other such information supplied by them.

(b)	Any electronic communication made between the Interim Facility Agent and an Interim Lender will be effective only when actually received in readable form and in the case of any electronic communication made by an Interim Lender to the Interim Facility Agent only if it is addressed in such a manner as the Interim Facility Agent shall specify for this purpose.

18.4	Language

(a)	Any Notice must be in English.

(b)	All other documents provided under or in connection with any Interim Finance Document must be:

(i)	in English; or

(ii)	if not in English, accompanied by a certified English translation, in which case, the English translation will prevail unless the document is a constitutional, statutory or other official document.

18.5	Personal liability

No personal liability shall attach to any director, manager, officer, employee or other individual signing a certificate or other document on behalf of a Group Company which proves to be incorrect in any way, unless that individual acted fraudulently in giving that certificate or other document, in which case, any liability will be determined in accordance with applicable law.

19.	Confidentiality

(a)	Each Interim Finance Party will keep the Interim Finance Documents and any information supplied to it by or on behalf of any Group Company under the Interim Finance Documents confidential, provided that it may disclose any such document or information to any person:

(i)	to (or through) whom it assigns or transfers (or may potentially assign or transfer) all or any of its rights and/or obligations under one or more Interim Finance Documents and to any of that person's Affiliates, related funds, representatives and professional advisers on a confidential basis (provided that such person has first entered into a Confidentiality Undertaking agreeing to keep such Interim Finance Document or other document or information confidential);

(ii)	with (or through) whom it enters into (or may potentially enter into), whether directly or indirectly, any sub-participation in relation to, or any other transaction under which payments are to be made or may be made by reference to, one or more Interim Finance Documents and/or one or more Obligors and to any of that person's Affiliates, related funds, representatives and professional advisers on a confidential basis (provided that such person has first entered into a Confidentiality Undertaking agreeing to keep such Interim Finance Document or other document or information confidential);

(iii)	which is publicly available (other than by virtue of a breach of this Clause 19);

(iv)	if and to the extent required by law or regulation or at the request of an administrative authority (including any tax or bank supervisory authority);

(v)	to its directors, officers, employees, auditors and professional advisers on a confidential basis;

(vi)	to any direct or indirect Holding Company of any Obligor, any Party or any Group Company;

(vii)	to the extent reasonably necessary in connection with any legal or arbitration proceedings to which it is a party;

(viii)	for the purpose of obtaining any consent, making any filing, registration or notarisation or paying any stamp or registration tax or fee in connection with any of the Interim Finance Documents;

(ix)	with the agreement of the Obligors' Agent; or

(x)	to any Affiliate (and any of their officers, directors, employees, professional advisers, auditors, partners and representatives) in connection with the transactions contemplated hereby, on an as needed and confidential basis.

(b)	This Clause 19 replaces any previous confidentiality undertaking given by any Interim Finance Party in connection with this Agreement prior to it becoming a Party.

(c)	For reasons of technical practicality, electronic communication may be sent in unencrypted form, even if the content may be subject to confidentiality and banking secrecy.

20.	Know Your Customer Requirements

If:

(a)	the introduction of or any change in (or in the interpretation, administration or application of) any law or regulation made after the date of this Agreement;

(b)	any change in the status of the Obligors or the composition of the shareholders of the Obligors after the date of this Agreement; or

(c)	a proposed assignment or transfer by an Interim Lender of any of its rights and/or obligations under this Agreement to a party that is not an Interim Lender prior to such assignment or transfer,

obliges the Interim Facility Agent or any Interim Lender (or, in the case of paragraph (a)(i) of Clause 19 (Confidentiality) above, any prospective new Interim Lender) to comply with "know your customer" or similar identification procedures in circumstances where the necessary information is not already available to it, the Obligors must promptly on the request of any Interim Finance Party supply to that Interim Finance Party any documentation or other evidence which is reasonably requested by that Interim Finance Party (whether for itself, on behalf of any Interim Finance Party or any prospective new Interim Lender) to enable an Interim Finance Party or prospective new Interim Lender to complete all applicable know your customer requirements. For the avoidance of doubt, any notification given by the Interim Facility Agent pursuant to paragraph (b) of Clause 3.1 (Conditions Precedent) shall remain valid and in full force and effect notwithstanding the occurrence of any of the circumstances in paragraphs (a) to (c) (inclusive).

21.	Representations, Undertakings and Events of Default

21.1	Representations

(a)	Each Obligor makes the representations and warranties stated in Part I (Major Representations) of Schedule 5 (Major Representations, Undertakings and Events of Default) in respect of itself only to each Interim Finance Party on the date of this Agreement, the date of each Drawdown Request and the first day of each Interest Period, in each case by reference to the facts and circumstances existing at the relevant time.

(b)	Each Obligor acknowledges that each Interim Finance Party is relying on the representations and warranties made by it.

21.2	Undertakings

Major Undertakings:

(a)	Each Obligor agrees to be bound by the Major Undertakings relating to it set out in Part II (Major Undertakings) of Schedule 5 (Major Representations, Undertakings and Events of Default). For the avoidance of doubt, no undertakings other than those which are set out in Part II (Major Undertakings) of Schedule 5 (Major Representations, Undertakings and Events of Default) shall constitute a Major Undertaking.

Anti-Money Laundering and Sanctions Undertaking:

(b)	Each Obligor shall conduct its businesses in compliance with applicable Anti-Corruption Laws, applicable Anti-Money Laundering Laws and applicable Sanctions.

(c)	Each Obligor undertakes that it will procure that, so far as it is able, any director, officer, agent, employee or person acting on behalf of the foregoing, is not a Restricted Person and does not act directly or indirectly on behalf of a Restricted Person.

(d)	Each Obligor shall:

(i)	not directly or, to the best of its knowledge (having made due and careful enquiry), indirectly use any revenue or benefit derived from any activity or dealing with a Restricted Person or in a Sanctioned Country in breach of Sanctions to be used in discharging any obligation due or owing to the Interim Lenders; and

(ii)	to the extent permitted by law as soon as reasonably practicable after becoming aware of them supply to the Interim Facility Agent reasonable details of any claim, action, suit, proceedings or investigation that is formally commenced against it with respect to Sanctions by any Sanctions Authority.

(e)	Each Obligor shall not knowingly (acting with due care and enquiry) use, permit or authorise any other person to, directly or indirectly, use, lend, make payments of, contribute or otherwise make available, all or any part of the proceeds of the Interim Facility or other transactions contemplated by this Agreement to fund any trade, business or other activities:

(i)	involving or for the benefit of any Restricted Person or in any Sanctioned Country in breach of Sanctions; or

(ii)	in any other manner, that could reasonably be expected to result in it or any Lender being in breach of any Sanctions or becoming a Restricted Person;

(iii)	engage in any transaction, activity or conduct that would violate Sanctions; or

(iv)	directly or indirectly, use the proceeds of any Interim Loan (or lend, contribute or otherwise make available such proceeds to any person) in furtherance of an offer, payment, promise to pay, or authorisation of the payment or giving of, or agreeing to give, money, anything else of value, or any financial or other advantage or inducement to any person in violation of any Anti-Corruption Laws.

Acquisition Undertakings:

(a)	The Borrower shall (or shall procure the relevant Acquiring Entity shall) use commercially reasonable efforts to keep the Interim Facility Agent reasonably informed as to any material developments in relation to the Scheme or, as applicable, the Offer (in each case, subject to the applicable legal and regulatory restrictions on disclosure thereof) as the Interim Facility Agent may reasonably request.

(b)	In the case of an Offer, where becoming entitled to do so, the Borrower shall (or shall procure the relevant Acquiring Entity shall) promptly give notices under Section 979 of the Companies Act 2006 in respect of the Target Shares and shall promptly (and in any event within the maximum time period prescribed by such actions) complete a Squeeze-out.

(c)	Subject always to the Companies Act 2006 and any applicable listing rules, in the case of a Scheme, within 60 days after the Scheme Effective Date, and in relation to an Offer, within 60 days after the date upon which the Borrower (directly or indirectly) owns shares in Target (excluding any shares held in treasury), which, when aggregated with all other shares in Target owned directly or indirectly by the Borrower, represent not less than the Minimum Acceptance Threshold, procure that such action as is necessary is taken to procure that trading in the shares in Target on the Main Market of the London Stock Exchange is cancelled and as soon as reasonably practicable thereafter, procure that the Target is re-registered as a private limited company.

21.3	Events of Default

(a)	The Obligors' Agent shall promptly notify the Interim Facility Agent of (i) any Major Event of Default and (ii) any breach of the undertakings set out under the section titled “Acquisition Undertakings” in Clause 21.2 (Undertakings) (and, in each case, the steps, if any, being taken to remedy it) upon becoming aware of its occurrence.

(b)	Promptly upon a request by the Interim Facility Agent, if the Interim Facility Agent has reasonable grounds for believing there is an outstanding Major Event of Default, the Obligors’ Agent shall supply to the Interim Facility Agent a certificate signed by an authorised signatory of the Obligors’ Agent certifying that no Major Event of Default is continuing (or, if a Major Event of Default is continuing, specifying the Major Event of Default and the steps, if any, being taken to remedy it).

22.	Changes to Parties

22.1	No transfers by the Obligors

The Obligors may not assign, novate or transfer all or any part of their rights and obligations under any Interim Finance Documents.

22.2	Transfers by Interim Lenders

(a)	Subject to paragraph (b) and (c) below, an Interim Lender (an Existing Interim Lender) may assign any of its rights or benefits, or transfer by novation or sub-participate any of its rights or benefits and obligations under or by reference to any Interim Finance Document to another bank or financial institution or to a trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets (a New Interim Lender).

(b)	Any assignment, transfer, sub-participation or other syndication of any rights, benefits and/or obligations under or by reference to the Interim Finance Documents by an Interim Lender shall:

(i)	on or prior to the expiry of the Certain Funds Period, require the prior written consent of the Obligors' Agent (in its sole discretion); and

(ii)	after the expiry of the Certain Funds Period, require the prior written consent of the Obligors' Agent (in its sole discretion) unless:

(A)	such assignment, transfer or sub-participation is to another Interim Lender or an Affiliate of an Interim Lender, provided that:

(1)	the Obligors' Agent is informed at least ten (10) Business Days in advance of the proposed date of such assignment, transfer or sub-participation; and

(2)	solely in relation to the Interim Revolving Facility, such person is a deposit taking financial institution which is authorised by a financial services regulator and holds a minimum long term credit rating equal to or better than BBB or Baa2 (as applicable) according to at least two of Standard & Poor's Rating Services, Moody's Investor Services Limited and Fitch Ratings Ltd; or

(B)	a Major Event of Default has occurred and is continuing provided that, in all cases (and regardless of whether a Major Event of Default has occurred and is continuing) no assignment, transfer or sub-participation shall be made to any of the following persons unless the prior written consent of the Obligors' Agent (in its sole discretion) is obtained:

(1)	an Industry Competitor or private equity sponsor (but excluding any independent debt fund whose principal business is investing in debt and which is an affiliate of a private equity sponsor); or

(2)	any person that is (or would, upon becoming an Interim Lender, be) a Defaulting Lender,

and further provided that, in all cases (other than where a Major Event of Default under paragraphs 1, 5 and 6 of Part III (Major Events of Default) of Schedule 5 (Major Representations, Undertakings and Events of Default) has occurred and is continuing) no assignment, transfer or sub-participation shall be made to a Loan to Own/Distressed Investor unless the prior written consent of the Obligors' Agent (in its sole discretion) is obtained.

(c)	The Obligors' Agent may require the Interim Finance Parties to provide information in reasonable detail regarding the identities and participations of each of the Interim Lenders and any sub-participants as soon as reasonably practicable after receipt of such request.

(d)	Each New Interim Lender, by executing the relevant Transfer Certificate or Assignment Agreement, confirms, for the avoidance of doubt, that the Interim Facility Agent has authority to execute on its behalf any consent, release, waiver or amendment that has been approved by the applicable Existing Interim Lender in accordance with this Agreement on or prior to the date on which the transfer or assignment becomes effective in accordance with this Agreement and that it is bound by that agreement or consent to the same extent as the Existing Interim Lender would have been had it remained an Interim Lender.

(e)	Notwithstanding any other provision of this Agreement, no Obligor or other Group Company shall be liable to any other Party (by way of reimbursement, indemnity or otherwise) for any stamp, transfer or registration taxes, notarial and security registration or perfection fees, costs or other amounts payable by any Party in connection with any re-taking, re-notarisation, perfection, presentation, novation, re-registration of any Interim Security or otherwise in connection with any assignment, transfer, sub-participation or other back-to-back arrangement (except where such assignment, transfer, sub-participation or other back-to-back arrangement is at the request of an Obligor or, in respect of costs and liabilities which an Interim Finance Party (directly or indirectly) suffers (provided that all such costs and liabilities are reasonable) in relation to any stamp duty, stamp duty reserve tax, transfer tax, registration or other similar Tax payable in respect of any Interim Finance Document, as a result of any action taken pursuant to Clause 10.2 (Mitigation)).

(f)	Notwithstanding any other provision in this Clause 22, if prior to the end of the Certain Funds Period, an Existing Interim Lender transfers or assigns any of its rights and obligations under any Interim Finance Document in accordance with this Clause 22, it shall remain on risk and liable to fund any amount which any New Interim Lender (or subsequent New Interim Lender), following such transfer of rights and obligations in accordance with this Clause 22, is obliged to fund on the Interim Closing Date, but has failed to fund on that date, as if such transfer never occurred.

(g)	Any reference in this Agreement to an Interim Lender includes a New Interim Lender but excludes an Interim Lender if no amount is or may become owed to it under this Agreement.

(h)	Unless the Interim Facility Agent agrees otherwise and excluding an assignment or transfer:

(i)	to an Affiliate of an Interim Lender; or

(ii)	to a Related Fund,

the New Interim Lender shall, on or before the date upon which an assignment or transfer to it takes effect pursuant to this Clause 22, pay to the Interim Facility Agent (for its own account) a fee of $2,000.

22.3	Limitation of responsibility of Existing Interim Lenders

(a)	Unless expressly agreed to the contrary, an Existing Interim Lender makes no representation or warranty and assumes no responsibility to a New Interim Lender for:

(i)	the legality, validity, effectiveness, adequacy or enforceability of the Interim Security, the Transaction Documents or any other documents;

(ii)	the financial condition of any Obligor;

(iii)	the performance and observance by any Obligor or other Group Company of its obligations under the Transaction Documents or any other documents; or

(iv)	the accuracy of any statements (whether written or oral) made in or in connection with any Transaction Document or any other document,

and any representations or warranties implied by law are excluded.

(b)	Each New Interim Lender confirms to the Existing Interim Lender and the other Interim Finance Parties that it:

(i)	has made (and shall continue to make) its own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in this Agreement and has not relied exclusively on any information provided to it by the Existing Interim Lender or any other Interim Finance Party in connection with any Transaction Document or the Interim Security; and

(ii)	will continue to make its own independent appraisal of the creditworthiness of each Obligor and its related entities whilst any amount is or may be outstanding under the Interim Finance Documents or any Interim Commitment is in force.

(c)	Nothing in any Interim Finance Document obliges an Existing Interim Lender to:

(i)	accept a re-transfer or re-assignment from a New Interim Lender of any of the rights and obligations assigned or transferred under this Clause 22; or

(ii)	support any losses directly or indirectly incurred by the New Interim Lender by reason of the non-performance by any Obligor of its obligations under the Transaction Documents or otherwise.

22.4	Procedure for transfer

(a)	Subject to the conditions set out in paragraph (b) of Clause 22.2 (Transfers by Interim Lenders), a transfer is effected in accordance with paragraph (c) below when the Interim Facility Agent executes an otherwise duly completed Transfer Certificate delivered to it by the Existing Interim Lender and the New Interim Lender. The Interim Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Transfer Certificate appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Transfer Certificate.

(b)	The Interim Facility Agent shall only be obliged to execute a Transfer Certificate delivered to it by the Existing Interim Lender and the New Interim Lender once it is satisfied it has complied with all necessary "know your customer" or similar checks under all applicable laws and regulations in relation to the transfer to such New Interim Lender.

(c)	On the Transfer Date:

(i)	to the extent that in the Transfer Certificate the Existing Interim Lender seeks to transfer by novation its rights and obligations under the Interim Finance Documents and in respect of the Interim Security each of the Obligors and the Existing Interim Lender shall be released from further obligations towards one another under the Interim Finance Documents and in respect of the Interim Security and their respective rights against one another under the Interim Finance Documents and in respect of the Interim Security shall be cancelled (being the Discharged Rights and Obligations);

(ii)	each of the Obligors and the New Interim Lender shall assume obligations towards one another and/or acquire rights against one another which differ from the Discharged Rights and Obligations only insofar as that Obligor or other Group Company and the New Interim Lender have assumed and/or acquired the same in place of that Obligor and the Existing Interim Lender;

(iii)	the Interim Facility Agent, the Arrangers, the Interim Security Agent, the New Interim Lender and the other Interim Lenders shall acquire the same rights and assume the same obligations between themselves and in respect of the Interim Security as they would have acquired and assumed had the New Interim Lender been an Original Interim Lender with the rights and/or obligations acquired or assumed by it as a result of the transfer and to that extent the Interim Facility Agent, the Arrangers, the Interim Security Agent and the Existing Interim Lender shall each be released from further obligations to each other under the Interim Finance Documents; and

(iv)	the New Interim Lender shall become a Party as an "Interim Lender".

(d)	If any assignment, transfer, sub-participation or other syndication of any rights, benefits and/or obligations under or by reference to the Interim Finance Documents in accordance with Clause 22.2 (Transfers by Interim Lenders) is executed in breach of the provisions contemplated in this Clause 22, such assignment, transfer or sub-participation, shall be void and deemed not to have occurred.

22.5	Procedure for assignment

(a)	Subject to the condition set out in paragraph (b) of Clause 22.2 (Transfers by Interim Lenders), an assignment may be effected in accordance with paragraph (c) below when the Interim Facility Agent executes an otherwise duly completed Assignment Agreement delivered to it by the Existing Interim Lender and the New Interim Lender. The Interim Facility Agent shall, subject to paragraph (b) below, as soon as reasonably practicable after receipt by it of a duly completed Assignment Agreement appearing on its face to comply with the terms of this Agreement and delivered in accordance with the terms of this Agreement, execute that Assignment Agreement.

(b)	The Interim Facility Agent shall only be obliged to execute an Assignment Agreement delivered to it by the Existing Interim Lender and the New Interim Lender once it is satisfied it has complied with all necessary "know your customer" or similar checks under all applicable laws and regulations in relation to the assignment to such New Interim Lender.

(c)	On the Transfer Date:

(i)	the Existing Interim Lender will assign absolutely to the New Interim Lender its rights under the Interim Finance Documents and in respect of the Interim Security expressed to be the subject of the assignment in the Assignment Agreement;

(ii)	the Existing Interim Lender will be released from the obligations (the Relevant Obligations) expressed to be the subject of the release in the Assignment Agreement (and any corresponding obligations by which it is bound in respect of the Interim Security);

(iii)	the New Interim Lender shall become a Party as an "Interim Lender" and will be bound by obligations equivalent to the Relevant Obligations; and

(iv)	if the assignment relates only to part of the Existing Interim Lender's share in the outstanding Interim Loans, the assigned part will be separated from the Existing Interim Lender's share in the outstanding Interim Loans, made an independent debt and assigned to the New Interim Lender as a whole debt.

22.6	Copy of Transfer Certificate or Assignment Agreement to Obligors' Agent

The Interim Facility Agent shall, as soon as reasonably practicable after it has executed a Transfer Certificate or an Assignment Agreement, send a copy of that Transfer Certificate or Assignment Agreement to the Obligors' Agent.

22.7	Increased costs

If:

(a)	an Interim Lender assigns, transfers, sub-participates or otherwise disposes of any of its rights or obligations under the Interim Finance Documents or changes its Facility Office or lending office or branch; and

(b)	as a result of circumstances existing at the date the assignment, transfer, sub-participation or other change occurs, an Obligor would be obliged to make a payment or increased payment to the New Interim Lender or Interim Lender acting through its new office, branch or Facility Office under Clauses 9.1 (Gross-up), 9.3 (Tax indemnity) or 10.1 (Increased Costs), then the New Interim Lender or Interim Lender acting through its new office, branch or Facility Office is not entitled to receive a payment under Clause 9.1 (Gross-up), 9.3 (Tax indemnity) or 10.1 (Increased Costs) to the extent such payment would be greater than the payment that would have been made to the Existing Interim Lender or Interim Lender acting through its previous office, branch or Facility Office had the assignment, transfer sub-participation or other change not occurred unless such assignment, transfer, sub-participation or other change is (i) pursuant to Clause 10.2 (Mitigation) or (ii) at the request of the Obligors' Agent under Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties).

22.8	Pro rata interest settlement

(a)	If the Interim Facility Agent has notified the Interim Lenders that it is able to distribute interest payments on a “pro rata basis” to Existing Interim Lenders and New Interim Lenders then (in respect of any transfer pursuant to Clause 23.4 (Procedure for transfer) or any assignment pursuant to Clause 23.5 (Procedure for assignment) the Transfer Date of which, in each case, is after the date of such notification and is not on the last day of an Interest Period):

(i)	any interest or fees in respect of the relevant participation which are expressed to accrue by reference to the lapse of time shall continue to accrue in favour of the Existing Interim Lender up to but excluding the Transfer Date (Accrued Amounts) and shall become due and payable to the Existing Interim Lender (without further interest accruing on them) on the last day of the current Interest Period; and

(ii)	the rights assigned or transferred by the Existing Interim Lender will not include the right to the Accrued Amounts so that, for the avoidance of doubt:

(A)	when the Accrued Amounts become payable, those Accrued Amounts will be payable for the account of the Existing Interim Lender; and

(B)	the amount payable to the New Interim Lender on that date will be the amount which would, but for the application of this Clause 23.9, have been payable to it on that date, but after deduction of the Accrued Amounts.

(b)	In this Clause 23.9, references to “Interest Period” shall be construed to include a reference to any other period for accrual of fees.

(c)	An Existing Interim Lender which retains the right to the Accrued Amounts pursuant to this Clause 23.9 but which does not have an Interim Commitment shall be deemed not to be an Interim Lender for the purposes of ascertaining whether the agreement of any specified group of Interim Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Interim Lenders under the Interim Finance Documents.

23.	Impairment and Replacement of Interim Finance Parties

The provisions of Schedule 6 (Impairment and Replacement of Interim Finance Parties) are incorporated into this Clause 23 by reference.

24.	Conduct of Business by the Interim Finance Parties

No provision of this Agreement will:

(a)	interfere with the right of any Interim Finance Party to arrange its affairs (tax or otherwise) in whatever manner it thinks fit;

(b)	oblige any Interim Finance Party to investigate or claim any credit, relief, remission or repayment available to it or to the extent, order and manner of any claim; or

(c)	oblige any Interim Finance Party to disclose any information relating to its affairs (tax or otherwise) or any computations in respect of Tax.

25.	Amendments and Waivers

25.1	Required consents

(a)	Subject to Clause 25.2 (Exceptions), any term of the Interim Finance Documents may be amended or waived only with the consent of the Majority Interim Lenders and the Obligors’ Agent and any such amendment or waiver will be binding on all Parties.

(b)	The Interim Facility Agent may effect, on behalf of any Interim Finance Party, any amendment or waiver permitted by this Clause 25.

25.2	Exceptions

(a)	An amendment or waiver that has the effect of changing or which relates to:

(i)	the definition of Majority Interim Lenders;

(ii)	Clause 5 (Nature of an Interim Finance Party's Rights and Obligations), Clause 16 (Pro Rata Payments) or Clause 22 (Changes to Parties);

(iii)	any change to the Obligors;

(iv)	the nature or scope of:

(A)	the Interim Security; or

(B)	the manner in which the proceeds of enforcement of the Interim Security are distributed;

(v)	the release of any guarantee and indemnity granted under any Interim Finance Document or release of any Interim Security, in each case, unless permitted under this Agreement or any other Interim Finance Document;

(vi)	any provision which expressly requires the consent of all of the Interim Lenders; or

(vii)	this Clause 25,

shall not be made without the prior consent of all the Interim Lenders.

(b)	An amendment or waiver that has the effect of changing or relates to:

(i)	an extension to the availability periods referred to herein or the date of payment of any amount under any Interim Finance Document;

(ii)	a reduction in the Margin or the amount of any payment to be made under any Interim Finance Document;

(iii)	an increase in or an extension of any Interim Commitment; or

(iv)	a change in currency of payment of any amount under the Interim Finance Documents,

in each case, other than as expressly contemplated or provided for in this Agreement shall only require the consent of each Interim Lender that is participating in that extension, reduction, increase or change.

(c)	An amendment or waiver which relates to the rights or obligations of the Interim Facility Agent, the Arrangers or the Interim Security Agent may not be effected without the consent of the Interim Facility Agent, the Arrangers or the Interim Security Agent, as applicable.

(d)	Without prejudice to the Interim Facility Agent's right to seek instruction from the Interim Lenders from time to time, this Agreement and any other Interim Finance Document may be amended solely with the consent of the Interim Facility Agent and the Obligors' Agent without the need to obtain the consent of any other Interim Lender if such amendment is effected in order:

(i)	to correct or cure ambiguities, errors, omissions, defects;

(ii)	to effect administrative changes of a technical or immaterial nature; or

(iii)	to fix incorrect cross references or similar inaccuracies in this Agreement or the applicable Interim Finance Document.

25.3	Excluded Commitment

If an Interim Lender does not either accept or reject a request from a Group Company (or the Interim Facility Agent on behalf of that Group Company) for any consent or agreement in relation to a release, waiver or amendment of any provisions of the Interim Finance Documents or other vote of Interim Lenders under the terms of the Interim Finance Documents within ten (10) Business Days (or any other period of time specified by that Group Company but, if shorter than ten (10) Business Days, as agreed by the Interim Facility Agent) of the date of such request being made (the last day of such period being the Exclusion Date), then that Interim Lender shall be automatically excluded from participating in that vote and its participations, Interim Commitments and vote (as the case may be) shall not be included (or, as applicable, required) with the Total Interim Commitments or otherwise when ascertaining whether the approval of Majority Interim Lenders, Super Majority Interim Lenders, all Interim Lenders, or any other class of Interim Lenders (as applicable) has been obtained with respect to that request for a consent or agreement and its status as an Interim Lender shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Interim Lenders has been obtained to approve the request.

26.	Miscellaneous

26.1	Partial invalidity

If any provision of the Interim Finance Documents is or becomes illegal, invalid or unenforceable in any jurisdiction that shall not affect the legality, validity or enforceability in that jurisdiction of any other term of the Interim Finance Documents or the legality, validity or enforceability in other jurisdictions of that or any other term of the Interim Finance Documents.

26.2	Counterparts

This Agreement may be executed in any number of counterparts and all of those counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by email attachment or telecopy shall be an effective mode of delivery.

26.3	Remedies and waivers

No failure to exercise, nor any delay in exercising, on the part of any Interim Finance Party, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

26.4	Complete agreement

The Interim Finance Documents contain the complete agreement between the Parties on the matters to which they relate and may not be amended except in accordance with their terms.

26.5	No representations by Interim Finance Parties

No Interim Finance Party is liable to any Obligor for any representation or warranty that is not set out in the Interim Finance Documents, except for one made fraudulently by such Interim Finance Party.

26.6	Third party rights

(a)	Unless expressly provided to the contrary in an Interim Finance Document, a person who is not a party to an Interim Finance Document may not rely on or enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

(b)	Notwithstanding any term of any Interim Finance Document, the consent of any person who is not a Party is not required to rescind or vary this Agreement at any time.

27.	Governing Law

This Agreement (and any non-contractual obligations arising out of or in relation to this Agreement), and any dispute or proceeding (whether contractual or non-contractual) arising out of or relating to this Agreement, shall be governed by English law, provided that Section 1 of Part II (Major Undertakings) of Schedule 5 (Major Representations, Undertakings and Events of Default) to this Agreement and any non-contractual obligations arising out of or in connection with such Part of such Schedule shall be interpreted in accordance with the laws of the State of New York (without prejudice to the fact that this Agreement is governed by English law).

28.	Jurisdiction

28.1	Submission to jurisdiction

Each Party agrees that the courts of England have exclusive jurisdiction to hear, decide and settle any dispute or proceedings arising out of or relating to this Agreement (including as to existence, validity or termination) and for the purpose of enforcement or any judgment against its assets, each Obligor irrevocably submits to the jurisdiction of the English courts.

28.2	Forum

The Obligors each:

(a)	agree that the courts of England are the most appropriate and convenient courts to settle any Dispute and waive any objection to the courts of England on grounds of inconvenient forum or otherwise; and

(b)	agree that a judgment or order of an English court in connection with a Dispute is conclusive and binding on it and may be enforced against it in the courts of any other jurisdiction.

28.3	Specific performance

Each Interim Finance Party acknowledges and agrees that:

(a)	each Obligor may be irreparably harmed by a breach of any term of the Interim Finance Documents and damages may not be an adequate remedy; and

(b)	each Obligor may be granted an injunction or specific performance for any threatened or actual breach of any term of the Interim Finance Documents.

28.4	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor (other than an Obligor incorporated in England and Wales):

(i)	irrevocably appoints Kirkland & Ellis International LLP of 30 St. Mary Axe, London EC3A 8AF, United Kingdom (Attention: Kirsteen Nicol / Ambarish Dash) as its agent for service of process in relation to any proceedings before the English courts in connection with any Interim Finance Document; and

(ii)	agrees that failure by an agent for service of process to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as agent for service of process is unable for any reason to act as agent for service of process, the Obligors' Agent (on behalf of all the Obligors) must promptly (and in any event within ten (10) Business Days of such event taking place) appoint another agent on terms acceptable to the Interim Facility Agent (acting reasonably and in good faith). Failing this, the Interim Facility Agent may appoint another agent for this purpose.

28.5	Contractual Recognition of Bail-In

(a)	Notwithstanding any other term of any Interim Finance Document or any other agreement, arrangement or understanding between the Parties, each Party acknowledges and accepts that any liability of any Party to any other Party under or in connection with the Interim Finance Documents may be subject to Bail-In Action by the relevant Resolution Authority and acknowledges and accepts to be bound by the effect of:

(i)	any Bail-In Action in relation to any such liability, including (without limitation):

(A)	a reduction, in full or in part, in the principal amount, or outstanding amount due (including any accrued but unpaid interest) in respect of any such liability;

(B)	a conversion of all, or part of, any such liability into shares or other instruments of ownership that may be issued to, or conferred on, it; and

(C)	a cancellation of any such liability; and

(D)	a variation of any term of any Interim Finance Document to the extent necessary to give effect to any Bail-In Action in relation to any such liability.

(b)	For the purposes of this Clause:

"Article 55 BRRD" means Article 55 of Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms.

"Bail-In Action" means the exercise of any Write-down and Conversion Powers.

"Bail-In Legislation" means:

(i)	in relation to an EEA Member Country which has implemented, or which at any time implements, Article 55 BRRD, the relevant implementing law or regulation as described in the EU Bail-In Legislation Schedule from time to time;

(ii)	in relation to any state other than such an EEA Member Country and the United Kingdom, any analogous law or regulation from time to time which requires contractual recognition of any Write-down and Conversion Powers contained in that law or regulation; and

(iii)	in relation to the United Kingdom, the UK Bail-in Legislation.

"EEA Member Country" means any member state of the European Union, Iceland, Liechtenstein and Norway.

"EU Bail-In Legislation Schedule" means the document described as such and published by the Loan Market Association (or any successor person) from time to time.

"Resolution Authority" means any body which has authority to exercise any Write-down and Conversion Powers.

"UK Bail-In Legislation" means Part I of the United Kingdom Banking Act 2009 and any other law or regulation applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (otherwise than through liquidation, administration or other insolvency proceedings).

"Write-down and Conversion Powers" means:

(i)	in relation to any Bail-In Legislation described in the EU Bail-In Legislation Schedule from time to time, the powers described as such in relation to that Bail-In Legislation in the EU Bail-In Legislation Schedule;

(ii)	in relation to any other applicable Bail-In Legislation, any powers under that Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers;

(iii)	any similar or analogous powers under that Bail-In Legislation; and

(c)	in relation to the UK Bail-In Legislation, any powers under that UK Bail-In Legislation to cancel, transfer or dilute shares issued by a person that is a bank or investment firm or other financial institution or affiliate of a bank, investment firm or other financial institution, to cancel, reduce, modify or change the form of a liability of such a person or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that UK Bail-In Legislation that are related to or ancillary to any of those powers.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

Schedule 1
Definitions and Interpretation

Part I
Definitions

ABR means the Alternate Base Rate, which is the highest of (i) the Bank of America, N.A. prime rate, (ii) the Federal Funds Effective Rate plus 1/2 of 1.00% and (iii) the one-month Adjusted LIBOR rate plus 1.00% per annum.

ABR Loan means an Interim Loan to which ABR is applicable.

Acceding Interim Lenders has the meaning given to such term in the Amendment and Restatement Agreement.

Acceleration Notice has the meaning given to such term in paragraph (a)(i) of Clause 7.1 (Repayment).

Acceptance Condition means, in relation to an Offer, a condition such that the Offer may not be declared unconditional as to acceptances until the Borrower has received acceptances in respect of a certain percentage or number of shares in Target.

Acquiring Entity has the meaning given to such term in the definition of Acquisition.

Acquisition Costs has the meaning given to such term in the Commitment Letter, and includes, amongst other items specified in the Commitment Letter:

(a)	any amounts payable under or in connection with the Transaction including but not limited to, the consideration paid or payable for the Acquisition and any other payments required under the Acquisition Documents (such amounts, the Acquisition Consideration);

(b)	the fees, costs, premiums, expenses and other transaction costs incurred in connection with the Transactions (as defined in the Commitment Letter) (such fees and expenses, the Transaction Costs); and

(c)	amounts required to repay, redeem, defease, discharge, refinance or terminate (or in the case of letters of credit, replace, backstop or incorporate or “grandfather” into the Interim Revolving Facility) all Target Refinancing Indebtedness (as defined in the Commitment Letter) on or prior to the Target Debt Refinancing Outside Date (as defined in the Commitment Letter) (Amber Refinancing).

Acquisition means the direct or indirect acquisition of up to 100% of the issued share capital of the Target (the Target Shares) by the Borrower (including, through Bidco) (such acquiring entity, the Acquiring Entity) pursuant to a Scheme and/or Offer and, if applicable, a Squeeze-Out or any other acquisition of shares in the Target by the Acquiring Entity.

Acquisition Documents means the Scheme Circular and/or the Offer Document and any other document designated as an Acquisition Document by the Borrower and the Interim Facility Agent.

Adjusted LIBOR means the London interbank offered rate for dollars, adjusted for statutory reserve requirements.

Adjusted LIBOR Loan means an Interim Loan to which Adjusted LIBOR is applicable.

Affiliate means:

(a)	in relation to any person other than an Interim Finance Party, a Subsidiary or a Holding Company of that person or any other Subsidiary of that Holding Company;

(b)	in relation to any Interim Finance Party other than a fund, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control with, that Interim Finance Party; or

(c)	in relation to any Interim Finance Party which is a fund, any other fund which is advised or managed by the same investment adviser or an Affiliate of that investment adviser.

Agent means the Interim Facility Agent or the Interim Security Agent, as the context requires and Agents means both of them taken together.

Amendment and Restatement Agreement means the amendment and restatement agreement dated _________ 2021 to this Agreement between, amongst others, the Borrower, the Interim Facility Agent and the Interim Security Agent.

Announcement means any press release made by or on behalf of the Acquiring Entity announcing a firm intention to implement a Scheme or, as the case may be, make an Offer, in each case in accordance with Rule 2.7 of the City Code.

Anti-Corruption Laws means all laws and regulations of any jurisdiction applicable to an Obligor from time to time concerning or relating to anti-bribery or anti-corruption, including the US Foreign Corrupt Practices Act 1977, the UK Bribery Act 2010 or other similar legislation in other jurisdictions.

Anti-Money Laundering Laws means all laws or regulations of any jurisdiction applicable to an Obligor that relates to money laundering, counter-terrorist financing or record keeping and reporting requirements relating to money laundering or counter-terrorist financing including any laws, rules, regulations or guidelines issued, administered or enforced by any governmental or regulatory agency.

Assignment Agreement means an agreement substantially in the form set out in Schedule 8 (Form of Assignment Agreement) or any other form agreed between the relevant assignor and assignee.

Authorisation means an authorisation, consent, approval, resolution, licence, exemption, filing, notarisation or registration, in each case required by any applicable law or regulation.

Available Interim Revolving Facility Commitment means, in relation to the Interim Revolving Facility, an Interim Revolving Facility Lender's Interim Revolving Facility Commitment minus (subject to the provisions below):

(a)	the Base Currency Amount of its participation in any outstanding Interim Utilisations under that Interim Revolving Facility; and

(b)	in relation to any proposed Interim Utilisation under that Interim Revolving Facility, the Base Currency Amount of its participation in any other Interim Utilisations that are due to be made under that Interim Revolving Facility on or before the proposed Drawdown Date.

For the purposes of calculating a Lender's Available Interim Revolving Facility Commitment in relation to any proposed Interim Utilisation under the Interim Revolving Facility only, an Interim Revolving Facility Lender's participation in any Interim Utilisations that are due to be repaid or prepaid on or before the proposed Drawdown Date shall not be deducted from that Interim Revolving Facility Lender's Interim Revolving Facility Commitment.

Bank Guarantee means:

(a)	a letter of credit, substantially in the form set out in Schedule 10 (Form of Bank Guarantee) or in any other form requested by an Obligor and consented to by the Issuing Bank in respect of that Bank Guarantee (such consent not to be unreasonably withheld or delayed); or

(b)	any other guarantee, bond, indemnity, letter of credit, documentary or like credit or any other instrument of suretyship or payment, issued, undertaken or made by the relevant Issuing Bank in a form requested by an Obligor and consented to by the Issuing Bank in respect of such Bank Guarantee (such consent not to be unreasonably withheld or delayed).

Bank Guarantee Request means a signed notice requesting a Bank Guarantee substantially in the form set out in Part II (Bank Guarantee Request) of Schedule 2 (Form of Drawdown Request).

Bank Levy means any amount payable by any Interim Lender or any of its Affiliates on the basis of or in relation to its balance sheet or capital base or any part of it or its liabilities or minimum regulatory capital or any combination thereof, including the UK bank levy as set out in the Finance Act 2011 (as amended), the French taxe bancaire de risque systémique as set out in Article 235 ter ZE of the French Code Général des impôts, the French taxe pour le financement du fonds de soutien aux collectivités territoriales as set out by Article 235 ter ZE bis of the French Code Général des impôts, the German bank levy as set out in the German Restructuring Fund Act 2010 (Restrukturierungsfondsgesetz) (as amended), the Dutch bankenbelasting as set out in the bank levy act (Wet bankenbelasting), the Swedish bank levy as set out in the Swedish Act on State Support to Credit Institutions (Sw. lag (2008:814) (lag om statligt stöd till kreditinstitut), the Spanish bank levy (Impuesto sobre los Depósitos en las Entidades de Crédito) as set out in the Law 16/2012 of 27 December 2012 and/or any other levy or tax in any jurisdiction levied on a similar basis or for a similar purpose or any financial activities taxes (or other taxes) of a kind contemplated in the European Commission consultation paper on financial sector taxation dated 22 February 2011 which has been enacted and/or which has been formally announced as proposed as at the date of this Agreement.

Base Currency means US Dollars.

Base Currency Amount means, in relation to any Interim Utilisation for any amount in the Base Currency, the amount specified in the Drawdown Request or, as applicable, Bank Guarantee Request for that Interim Utilisation, as adjusted to reflect any repayment or prepayment under this Agreement.

Bidco means Nitro Bidco Limited, a limited liability company incorporated under the laws of England & Wales with registration number 13514724.

Break Costs has the meaning given to that term in paragraph (h) of Clause 8.2 (Payment of interest).

Business Day means a day (other than a Saturday or Sunday) on which banks are open for general business in London, New York and Charlotte, North Carolina and:

(a)	(in relation to any date for payment or purchase of a currency other than euro) the principal financial centre of the country of that currency;

(b)	(in relation to any date for payment or purchase of euro) any TARGET Day; or

(c)	if such day relates to any interest rate settings as to an RFR Loan, any fundings, disbursements, settlements and payments in respect of any such RFR Loan, or any other dealings to be carried out pursuant to this Agreement in respect of any such RFR Loan, means a day that is an RFR Business Day.

Central Bank Rate means the Bank of England’s Bank Rate as published by the Bank of England from time to time.

Central Bank Rate Adjustment means, in relation to the Central Bank Rate prevailing at close of business on any RFR Business Day, the 20% trimmed arithmetic mean of the Central Bank Rate Spreads for the 5 most immediately preceding RFR Business Days for which the RFR is available.

Central Bank Rate Spread means, in relation to any RFR Business Day, the difference (expressed as a percentage rate per annum) between (x) the RFR for such RFR Business Day and (y) the Central Bank Rate prevailing at close of business on such RFR Business Day.

Certain Funds Period means the period from (and including) the date of this Agreement to (and including) 11:59 p.m. in New York on the earliest of:

(a)	if the first Announcement has not been released by then, the date that is twenty (20) Business Days after the date of this Agreement;

(b)	if the Acquisition is intended to be completed pursuant to a Scheme, the date on which the Scheme lapses (including, subject to exhausting any rights of appeal, if a relevant court refuses to sanction the Scheme) or is withdrawn in writing, in each case, in accordance with its terms in the Announcement or Scheme Document (other than (i) where such lapse or withdrawal is as a result of the exercise of the Acquiring Entity’s right to effect a switch from the Scheme to an Offer or (ii) it is otherwise to be followed within twenty (20) Business Days by an Announcement by the Acquiring Entity to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the terms of this Agreement);

(c)	if the Acquisition is intended to be completed pursuant to an Offer, the date on which the Offer lapses, terminates or is withdrawn, in each case, in accordance with its terms in the Announcement or Offer Document (other than (i) where such lapse or withdrawal is as a result of the exercise of the Acquiring Entity’s right to effect a switch from the Offer to a Scheme or (ii) it is otherwise to be followed within twenty (20) Business Days by an Announcement by the Acquiring Entity to implement the Acquisition by a different offer or scheme (as applicable) in accordance with this Agreement);

(d)	the date on which the Interim Term Facilities have been utilised in full; and

(e)	28 February 2023 (the Commitment Long Stop Date) provided that, if the Interim Closing Date has occurred by then, such date shall automatically be extended to the later of (i) the Commitment Long Stop Date and (ii) the date falling 90 days after the Interim Closing Date, or, in each case, such later time and date as agreed by the Arrangers (acting reasonably and in good faith).

Change of Law means any change which occurs after the date of this Agreement or, if later, after the date on which the relevant Interim Lender became an Interim Lender pursuant to this Agreement (as applicable) in any law, regulation or treaty (or in the interpretation, administration or application of any law, regulation or treaty) or any published practice or published concession of any relevant tax authority other than:

(a)	any change that occurs pursuant to, or in connection with the adoption, ratification, approval or acceptance of, the MLI in or by any jurisdiction; or

(b)	any change arising in consequence of, or in connection with, the United Kingdom ceasing to be a member state of the European Union.

Charged Property means all the assets of the Group which, from time to time, are expressed to be the subject of the Interim Security.

City Code means the UK City Code on Takeovers and Mergers, as administered by the Panel.

Commitment Letter means a letter dated on or about the date of this Agreement between the Arrangers and the Borrower setting out the terms and conditions pursuant to which the Arrangers agree to arrange and the Initial Lenders agree to underwrite certain facilities in connection with the Acquisition and the Transactions and appending the schedules thereto (including the agreed form Term Sheets).

Confidentiality Undertaking means a confidentiality undertaking agreeing to keep the Interim Finance Documents or other documents or information confidential, on which the Obligors' Agent is able to rely and which is either (i) in the form most recently published by the Loan Market Association or (ii) otherwise in form and substance satisfactory to the Obligors' Agent).

Co-operation Agreement means any co-operation agreement (or any agreement of a similar nature, if any) entered into between the Acquiring Entity and the Target in respect of the Acquisition.

Court Order means the order of the High Court of Justice of England and Wales sanctioning the Scheme.

CRD IV means EU CRD IV and UK CRD IV.

Daily Simple RFR means, for any day (an RFR Interest Day), an interest rate per annum equal to the greater of (a) (x) SONIA for the day that is 5 RFR Business Days (or such other period as determined by the Borrower and the Interim Facility Agent based on then prevailing market conventions) prior to (i) if such RFR Interest Day is an RFR Business Day, such RFR Interest Day or (ii) if such RFR Interest Day is not an RFR Business Day, the RFR Business Day immediately preceding such RFR Interest Day (such RFR Business Day determined pursuant to each of subclauses (i) and (ii), the RFR Lookback Day), (y) if SONIA is not available for the RFR Lookback Day determined pursuant to clause (x) above, the Daily Simple RFR for such RFR Lookback Day shall be the percentage rate per annum which is the aggregate of (I) the Central Bank Rate for such RFR Lookback Day and (II) the applicable Central Bank Rate Adjustment or (z) if clause (y) applies but the Central Bank Rate for the applicable RFR Lookback Day is not available, the Daily Simple RFR for such RFR Lookback Day shall be the percentage rate per annum which is the aggregate of (I) the most recent Central Bank Rate for an RFR Business Day which is no more than five RFR Business Days before that RFR Lookback Day and (II) the applicable Central Bank Adjustment and (b) 0.00%.

Defaulting Lender has the meaning given to that term in Part V (Definitions) of Schedule 6 (Impairment and Replacement of Interim Finance Parties).

Delegate means any delegate, agent, attorney or co-trustee appointed by the Interim Security Agent.

Drawdown Date means the date of or proposed date for the making of an Interim Utilisation.

Drawdown Request means a signed notice requesting an Interim Utilisation in the form set out in Part I (Loan Request) of Schedule 2 (Form of Drawdown Request).

Effective Date means the date of the Amendment and Restatement Agreement.

EU CRD IV means:

(a)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012; and

(b)	Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC.

EURIBOR means, for an Interest Period of an Interim Loan or an overdue amount denominated in euro:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for euro or the relevant Interest Period of that Interim Loan or overdue amount) the Interpolated Screen Rate for that Interim Loan or overdue amount; or

(c)	if:

(i)	no Screen Rate is available for the Interest Period of that Interim Loan or overdue amount; and

(ii)	it is not possible to calculate an Interpolated Screen Rate for that Interim Loan or overdue amount,

the arithmetic mean (rounded upward to four decimal places) of the rates, as supplied to the Interim Facility Agent at its request quoted by the Reference Banks to leading banks in the European interbank market, as of 11.00 a.m. (Brussels time) on the Rate Fixing Day for the offering of deposits in euro for a period comparable to that Interest Period for that Interim Loan or overdue amount.

Existing Nitro Credit Agreement means the credit agreement dated as of November 4, 2019 (as the same may be amended, amended and restated, supplemented or otherwise modified) between, amongst others NortonLifeLock Inc., as borrower, and JPMorgan Chase Bank, N.A., as term loan administrative agent and Wells Fargo Bank, National Association, as revolver administrative agent.

Existing Target Facilities has the meaning given in paragraph (a)(ii) of Clause 3.3 (Purpose).

Existing Interim Lender has the meaning given to that term in paragraph (a) of Clause 22.2 (Transfers by Interim Lenders).

Expiry Date means, for a Bank Guarantee, the last day of its Term.

Facilities has the meaning given to such term in the Commitment Letter.

Facility Office means the office or offices through which an Interim Lender or the Issuing Bank will perform its obligations under the Interim Facility as notified to the Interim Facility Agent in writing on or before the date it becomes an Interim Lender or the Issuing Bank (or, following that date, by not less than five (5) Business Days' notice).

FATCA means:

(a)	Sections 1471 through 1474 of the US Code (as in effect on the date of this Agreement or any amended or successor version that is substantively comparable and not materially more onerous to comply with) or any associated regulations or other official guidance;

(b)	any treaty, law, regulation or other official guidance enacted in any other jurisdiction, or relating to an intergovernmental agreement between the US and any other jurisdiction, which (in either case) facilitates the implementation of anything mentioned in paragraph (a) above; or

(c)	any agreement pursuant to the implementation of anything mentioned in paragraphs (a) or (b) above with the US Internal Revenue Service, the US government or any governmental or taxation authority in any other jurisdiction.

FATCA Application Date means:

(a)	in relation to a "withholdable payment'' described in section 1473(1)(A)(i) of the US Code (which relates to payments of interest and certain other payments from sources within the US), 1 July 2014;

(b)	in relation to a ''withholdable payment" described in section 1473(a)(A)(ii) of the US Code (which relates to "gross proceeds" from the disposition of property of a type that can produce interest from sources within the US), the first date on which such payment may become subject to a deduction or withholding required by FATCA; or

(c)	in relation to a ''passthru payment'' described in section 1471(d)(7) of the US Code not falling within paragraphs (a) or (b) above, the first date from which such payment may become subject to a deduction or withholding required by FATCA.

FATCA Deduction means a deduction or withholding from a payment under an Interim Finance Document required by FATCA.

FATCA Exempt Party means a Party that is entitled to receive payments free from any FATCA Deduction.

Fee Letter has the meaning given in the Commitment Letter.

Final Repayment Date has the meaning given to such term in paragraph (a) of Clause 7.1 (Repayment).

Funding Cost means:

(a)	for Interim Loans under Interim Facility A1 and/or Interim Facility A2 denominated in US Dollars, at the option of the Borrower, ABR or Adjusted LIBOR;

(b)	for Interim Loans under Interim Facility B denominated in US Dollars, at the option of the Borrower, ABR or Adjusted LIBOR;

(c)	for Interim Loans denominated in euro, EURIBOR;

(d)	for Interim Loans denominated in Sterling, Daily Simple RFR for each day within the relevant Interest Period;

(e)	for other Interim Loans, LIBOR,

in each case provided that if ABR, Adjusted LIBOR, EURIBOR or LIBOR (as applicable) is less than zero (0) at any time when ABR, Adjusted LIBOR, EURIBOR or LIBOR (as applicable) is fixed, ABR or Adjusted LIBOR, EURIBOR or LIBOR (as applicable) shall be deemed to be zero (0).

Funds Flow Statement means any funds flow statement which is prepared in accordance with the Transactions.

Group means the Borrower and each of its Subsidiaries from time to time.

Group Company means a member of the Group.

Holding Company means in relation to any person, any other body corporate or other entity of which it is a Subsidiary.

Industry Competitor means:

(a)	any person or entity (or any of its Affiliates or Related Funds or any person acting on its behalf) which is a competitor of a member of the Group or whose business is similar or related to a member of the Group or is a supplier or sub-contractor of a member of the Group and, in each case, any controlling shareholder of such persons, provided that this shall not include (i) any person or entity (or any of its Affiliates or Related Funds) which is a bank, financial institution or trust, fund or other entity which is independently controlled and managed and whose principal business or a material activity of whom is arranging, underwriting or investing in debt or (ii) any Original Interim Lender; and

(b)	a private equity sponsor (including any fund which is managed or advised by it or any of its Affiliates, and any of their respective Affiliates or Related Funds), provided that this shall not include any person whose principal business is investing in debt and which is:

(i)	acting on the other side of appropriate information barriers implemented or maintained as required by law or regulation from the person that would otherwise constitute a private equity sponsor; and

(ii)	managed and controlled separately from the person that would otherwise constitute a private equity sponsor and has separate personnel responsible for its interests under the Interim Finance Documents, such personnel being independent from the interests of the entity, division or desk constituting the private equity sponsor, and no information provided under the Interim Finance Documents is disclosed or otherwise made available to any personnel responsible for the interests of the entity, division or desk constituting the private equity sponsor.

Interest Period has the meaning given to such term in paragraph (a) of Clause 8.2 (Payment of interest).

Interim Closing Date means the first date upon which an Interim Term Facility is drawn.

Interim Commitment means an Interim Term Facility Commitment and/or an Interim Revolving Facility Commitment.

Interim Facility means each Interim Term Facility and/or the Interim Revolving Facility.

Interim Facility A1 has the meaning given in paragraph 2.1(a)(i) of Clause 2.1 (The Interim Facilities).

Interim Facility A1 Commitment means:

(a)	in relation to each Original Interim Lender, the amount of Interim Facility A1 set opposite its name under the heading "Interim Facility A1 Commitment" in Schedule 11 (The Original Interim Lenders) and the amount of any other Interim Facility A1 Commitment transferred to it pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties); and

(b)	in respect of any other Interim Lender, the amount transferred to it in respect of Interim Facility A1 pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties),

to the extent not cancelled, reduced or transferred by it under this Agreement.

Interim Facility A1 Loan means the principal amount of the borrowing under Interim Facility A1 or the principal amount outstanding of that borrowing at any time.

Interim Facility A2 has the meaning given in paragraph 2.1(a)(ii) of Clause 2.1 (The Interim Facilities).

Interim Facility A2 Commitment means:

(a)	in relation to each Original Interim Lender, the amount of Interim Facility A2 set opposite its name under the heading "Interim Facility A2 Commitment" in Schedule 11 (The Original Interim Lenders) and the amount of any other Interim Facility A2 Commitment transferred to it pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties); and

(b)	in respect of any other Interim Lender, the amount transferred to it in respect of Interim Facility A2 pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties),

to the extent not cancelled, reduced or transferred by it under this Agreement.

Interim Facility A2 Loan means the principal amount of the borrowing under Interim Facility A2 or the principal amount outstanding of that borrowing at any time.

Interim Facility B has the meaning given in paragraph 2.1(a)(iii) of Clause 2.1 (The Interim Facilities).

Interim Facility B Commitment means:

(a)	in relation to each Original Interim Lender, the amount of Interim Facility B set opposite its name under the heading "Interim Facility B Commitment" in Schedule 11 (The Original Interim Lenders) and the amount of any other Interim Facility B Commitment transferred to it pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties); and

(b)	in respect of any other Interim Lender, the amount transferred to it in respect of Interim Facility B pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties),

to the extent not cancelled, reduced or transferred by it under this Agreement.

Interim Facility B Loan means the principal amount of the borrowing under Interim Facility B or the principal amount outstanding of that borrowing at any time.

Interim Finance Documents means each of this Agreement, the Fee Letter, the Interim Security Documents, each Bank Guarantee, each Drawdown Request and any other document designated as such in writing by the Interim Facility Agent and the Obligors' Agent.

Interim Finance Parties means the Interim Lenders, the Arrangers, any Issuing Bank, the Interim Facility Agent and the Interim Security Agent.

Interim Lender means:

(a)	an Original Interim Lender; and

(b)	any other bank or financial institution, trust, fund or other entity which is regularly engaged in or established for the purpose of making, purchasing or investing in loans, securities or other financial assets or other person which has become a Party as an Interim Lender pursuant to Clause 22 (Changes to Parties) or paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties),

which, in each case, has not ceased to be an Interim Lender in accordance with the terms of this Agreement.

Interim Liabilities means all liabilities owed by the Obligors to the Interim Finance Parties under the Interim Finance Documents.

Interim Loan means an Interim Term Facility Loan or an Interim Revolving Facility Loan.

Interim Revolving Facility has the meaning given in paragraph 2.1(a)(iv) of Clause 2.1 (The Interim Facilities).

Interim Revolving Facility Availability Period means the period from and including the Interim Closing Date to and including the date which is one week prior to the Final Repayment Date.

Interim Revolving Facility Commitment means:

(a)	in relation to each Original Interim Lender, the amount of the Interim Revolving Facility set opposite its name under the heading ''Interim Revolving Facility Commitment'' in Schedule 11 (The Original Interim Lenders) and the amount of any other Interim Revolving Facility Commitment transferred to it pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties); and

(b)	in respect of any other Interim Lender, the amount transferred to it in respect of the Interim Revolving Facility pursuant to Clause 22 (Changes to Parties) or assumed by it in accordance with Clause 23 (Impairment and Replacement of Interim Finance Parties) and paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties),

to the extent not cancelled, reduced or transferred by it under this Agreement.

Interim Revolving Facility Lender means any Interim Lender who makes available an Interim Revolving Facility Commitment or an Interim Revolving Facility Loan.

Interim Revolving Facility Loan means the principal amount of each borrowing under the Interim Revolving Facility or the principal amount outstanding of that borrowing at any time.

Interim Revolving Facility Utilisation means an Interim Revolving Facility Loan and/or a Bank Guarantee, in each case, as the context requires.

Interim Security means the Security Interests created or expressed to be created in favour of the Interim Security Agent pursuant to the Interim Security Documents.

Interim Security Document means any document required to be delivered to the Interim Facility Agent under sub-paragraph (c) of paragraph 2 (Interim Finance Documents) of Schedule 3 (Conditions Precedent).

Interim Term Facility means Interim Facility A1, Interim Facility A2 and/or Interim Facility B.

Interim Term Facility Commitment means Interim Facility A1 Commitment, Interim Facility A2 Commitment and/or Interim Facility B Commitment.

Interim Term Facility Loan means Interim Facility A1 Loan, Interim Facility A2 Loan and/or Interim Facility B Loan.

Interim Utilisation means an Interim Loan and/or a Bank Guarantee, in each case, as the context requires.

Interpolated Screen Rate means, in relation to LIBOR or EURIBOR for any Interim Loan or an overdue amount, the rate which results from interpolating on a linear basis between:

(a)	the applicable Screen Rate for the longest period (for which that Screen Rate is available) which is less than the Interest Period of that Interim Loan or overdue amount; and

(b)	the applicable Screen Rate for the shortest period (for which that Screen Rate is available) which exceeds the Interest Period of that Interim Loan or overdue amount,

each as of 11.00 a.m. (London time) (or in the case of Interim Loans or any overdue amounts in euro, 11.00 a.m. (Brussels time) on the Rate Fixing Day for the offering of deposits in the currency of that Interim Loan or an applicable amount.

LIBOR means, in relation to any Interim Loan or any overdue amount denominated in any currency other than euro:

(a)	the applicable Screen Rate; or

(b)	(if no Screen Rate is available for the currency or Interest Period of that Interim Loan or overdue amount) the Interpolated Screen Rate for that Interim Loan or overdue amount; or

(c)	if:

(i)	no Screen Rate is available for the currency of that Interim Loan or an overdue amount; and

(ii)	it is not possible to calculate an Interpolated Screen Rate for that Interim Loan or overdue amount,

the arithmetic mean (rounded upward to four decimal places) of the rates, as supplied to the Interim Facility Agent at its request, quoted by the Reference Banks to leading banks in the London interbank market, as of 11.00 a.m. (London time) on the Rate Fixing Day for the offering of deposits in the currency of that Interim Loan or overdue amount and a period comparable to that Interest Period for that Interim Loan or overdue amount.

Loan to Own/Distressed Investor means any person (including an Affiliate or a Related Fund of an Interim Lender or any transferee which satisfies the requirements set out under paragraph (b)(ii) of Clause 23.2 (Transfers by Interim Lenders)) whose principal business or material activity is investing in distressed debt or the purchase of loans or other debt securities with the intention of (or view to) owning the equity or gaining control of a business (directly or indirectly), provided that:

(a)	any Affiliate of such persons which are a deposit taking financial institution authorised by a financial services regulator to carry out the business of banking which holds a minimum rating equal to or better than BBB+ or Baa1 (as applicable) according to at least two of Moody’s, S&P or Fitch which are managed and controlled independently where any information made available under the Interim Finance Documents is not disclosed or made available to other Affiliates; and

(b)	any Original Interim Lender,

shall not, in each case, be a Loan to Own/Distressed Investor.

Long-term Financing Agreements means, collectively, the facilities agreements, indentures, trust deeds or other agreements and/or instruments to be entered into for the purpose of refinancing the Interim Facilities including as the case may be the Facilities.

Major Event of Default means an event or circumstance set out in Part III (Major Events of Default) of Schedule 5 (Major Representations, Undertakings and Events of Default).

Major Representation means a representation set out in Part I (Major Representations) of Schedule 5 (Major Representations, Undertakings and Events of Default).

Major Undertaking means an undertaking set out in Part II (Major Undertakings) of Schedule 5 (Major Representations, Undertakings and Events of Default).

Majority Interim Lenders means, at any time, Interim Lenders:

(a)	whose Interim Commitments then aggregate greater than 50 per cent. of the Total Interim Commitments; or

(b)	if the Total Interim Commitments have then been reduced to zero, whose Interim Commitments aggregated greater than 50 per cent. of the Total Interim Commitments immediately before that reduction.

Margin means:

(a)	in relation to Interim Facility A1, (i) if in aggregate with the ABR, 0.75 per cent. per annum or (ii) if in aggregate with Adjusted LIBOR, 1.75 per cent. per annum;

(b)	in relation to Interim Facility A2, (i) if in aggregate with the ABR, 0.75 per cent. per annum or (ii) if in aggregate with Adjusted LIBOR, 1.75 per cent. per annum;

(c)	in relation to Interim Facility B, (i) if in aggregate with the ABR, 1.00 per cent. per annum or (ii) if in aggregate with Adjusted LIBOR, 2.00 per cent. per annum; and

(d)	in relation to the Interim Revolving Facility, (i) if in aggregate with the ABR, 0.75 per cent. per annum and (ii) if in aggregate with Adjusted LIBOR or Daily Simple RFR, 1.75 per cent. per annum.

Material Adverse Effect means any event or circumstance which in each case after taking into account all mitigating factors or circumstances including, any warranty, indemnity, insurance or other resources available to the Group or right or recourse against any third party with respect to the relevant event or circumstance and any obligation of any person in force to provide any additional equity investment:

(a)	has a material adverse effect on:

(i)	the consolidated business, assets or financial condition of the Group (taken as a whole); or

(ii)	the ability of the Group (taken as a whole) to perform its payment obligations under the Interim Finance Documents (taking into account the financial resources available from other Group companies); or

(b)	subject to the Reservations and any Perfection Requirements, affects the validity or the enforceability of any of the Interim Finance Documents to an extent which is materially adverse to the interests of the Interim Lenders under the Interim Finance Documents taken as a whole and, if capable of remedy, is not remedied within twenty (20) Business Days of the earlier of:

(i)	the Obligors' Agent becoming aware of the issue; and

(ii)	the giving of written notice of the issue by the Interim Facility Agent.

Minimum Acceptance Threshold means, in relation to an Offer, an Acceptance Condition of not less than 75 per cent. of the issued ordinary share capital of the Target plus one share on a fully diluted basis (assuming exercise in full of all options, warrants and other rights to require allotment or issue of any shares in Target, whether or not such rights are then exercisable).

MLI means the Multilateral Convention to Implement Tax Treaty Related Measures to Prevent Base Erosion and Profit Shifting of 24 November 2016.

New Interim Lender has the meaning given to that term in paragraph (a) of Clause 22.2 (Transfers by Interim Lenders).

Non-US Obligors means an Obligor that is not a US Obligor.

Obligors means the Borrower and the Guarantor.

Obligors' Agent means the Borrower or such other person appointed to act on behalf of each Obligor in relation to the Interim Finance Documents pursuant to Clause 4 (Obligors' Agent).

OFAC means the Office of Foreign Assets Control of the United States Department of the Treasury (or any successor thereto).

Offer means the takeover offer (as defined in section 974 of the Companies Act 2006) by the Borrower (or any other Acquiring Entity) in accordance with the City Code to acquire all of the shares in Target that are the subject of that takeover offer (within the meaning of section 975 of the Companies Act 2006) pursuant to the Offer Documents.

Offer Documents means the applicable Announcement and the offer documents dispatched to shareholders of the Target setting out the terms and conditions of an Offer.

Panel means The Panel on Takeovers and Mergers.

Participating Member State means any member state of the European Union that has the euro as its lawful currency in accordance with legislation of the European Union relating to Economic and Monetary Union.

Party means a party to this Agreement.

Perfection Requirements means the making or the procuring of any appropriate registration, filing, recordings, enrolments, registrations, notations in stock registries, notarisations, notifications, endorsements and/or stampings of the Interim Security Documents and/or the Security Interests created thereunder.

Permitted Transaction means:

(a)	any step, circumstance, merger or transaction contemplated by, permitted or relating to the Transaction Documents, the Funds Flow Statement or the Long-term Financing Agreements (or other refinancing of the Interim Facilities) (and related documentation);

(b)	any step, circumstance or transaction which is mandatorily required by law (including arising under an order of attachment or injunction or similar legal process);

(c)	any step, circumstance or transaction which is not prohibited under the Existing Nitro Credit Agreement;

(d)	any transfer of the shares in, or issue of shares by, any Obligor or any step, action or transaction including share issue or acquisition or consumption of debt, for the purpose of creating the group structure for the Acquisition or effecting the Refinancing, including inserting another legal entity directly above or below any Obligor, and including in connection therewith, provided that, after completion of such steps, no Change of Control shall have occurred;

(e)	any step, circumstance or transaction not prohibited by any Major Undertaking) (which for the avoidance of doubt, will be a Permitted Transaction for all Major Undertakings);

(f)	any transaction to which the Interim Facility Agent (acting on the instructions of the Majority Interim Lenders) shall have given prior written consent; and

(g)	any action to be taken by a member of the Group that, in the reasonable opinion of the Obligors' Agent, is necessary to implement or complete the Acquisition or has arisen as a part of the discussions with the Target and/or its shareholders or senior management or any anti-trust authority, regulatory authority, pensions trustee, pensions insurer, works council or trade union (or any similar or equivalent person to any of the foregoing in any jurisdiction).

Qualifying Interim Lender means a Qualifying Non-US Interim Lender or a Qualifying US Interim Lender.

Qualifying Non-US Interim Lender means, for the purposes of an Interim Loan and in respect of a payment by or in respect of a Non-US Obligor, an Interim Lender which is beneficially entitled to interest payable by the relevant Obligor to that Interim Lender and is:

(a)	a Treaty Interim Lender; or

(b)	an Interim Lender other than a Treaty Interim Lender which, as of the date it became a party to this Agreement, is entitled to receive all payments of interest payable to it under this Agreement without a Tax Deduction on account of Tax imposed by the Tax Jurisdiction of the relevant Non-US Obligor.

Qualifying US Interim Lender for the purposes of an Interim Loan and in respect of a payment by or in respect of a US Obligor, an Interim Lender which, as of the date it became a party to this Agreement (or if it subsequently changes its Facility Office, the date on which it changes its Facility Office):

(a)	is beneficially entitled to interest payable by or in respect of a US Borrower to that Interim Lender in respect of an advance under an Interim Finance Document; and

(b)	is entitled to receive all payments of interest payable to it under this Agreement without deduction or withholding of any US federal income Taxes or US federal backup withholding Taxes.

Rate Fixing Day means, in relation to any period for which an interest rate is to be determined:

(a)	if the currency is Sterling, the first day of that period;

(b)	if the currency is euro, two TARGET Days before the first day of that period; or

(c)	for any other currency, two (2) Business Days before the first day of that period, unless market practice differs in the relevant interbank market, in which case, the Rate Fixing Day will be determined by the Interim Facility Agent in accordance with market practice in that interbank market (and, if quotations would normally be given by leading banks in that interbank market on more than one day, the Rate Fixing Day will be the last of those days).

Receiver means a receiver, receiver and manager or administrative receiver of the whole or any part of the Charged Property.

Reference Banks means, in relation to EURIBOR and/or LIBOR, the principal London offices of such banks or financial institutions as may be appointed by the Interim Facility Agent after consultation with the Obligors' Agent, provided that no Interim Finance Party shall be appointed as a Reference Bank without its consent.

Refinancing has the meaning given in paragraph (a)(ii) of Clause 3.3 (Purpose).

Related Fund in relation to a fund (the first fund), means a fund which is managed or advised by the same investment manager or investment adviser as the first fund or, if it is managed by a different investment manager or investment adviser, a fund whose investment manager or investment adviser is an Affiliate of the investment manager or investment adviser of the first fund.

Reservations means the principle that equitable remedies may be granted or refused at the discretion of the court, the limitation on enforcement by laws relating to bankruptcy, insolvency, liquidation, reorganisation, court schemes, moratoria, administration and other laws generally affecting the rights of creditors and secured creditors, the time barring of claims under any applicable limitation statutes, the possibility that a court may strike out a provision of a contract for recession or oppression, undue influence or similar reason, the possibility that an undertaking to assume liability for or to indemnify a person against non-payment of stamp duty may be void, defences of acquiescence, set-off or counterclaim and similar principles, the principles that in certain circumstances a Security Interest granted by way of fixed charge may be recharacterised as a floating charge or that a Security Interest purported to be constituted as an assignment may be recharacterised as a charge, the principle that additional or default interest imposed pursuant to any relevant agreement may be held to be unenforceable on the grounds that it is a penalty and thus void, the principle that a court may not give effect to an indemnity for legal costs incurred by an unsuccessful litigant, the principle that the creation or purported creation of a Security Interest over any asset not beneficially owned by the relevant charging company at the date of the relevant security document or over any contract or agreement which is subject to a prohibition on transfer, assignment or charging may be void, ineffective or invalid and may give rise to a breach of the contract or agreement over which a Security Interest has purportedly been created, the principle that a court may not give effect to any parallel debt provisions, covenant to pay the Interim Security Agent or other similar provisions, similar principles, rights and defences under the laws of any jurisdiction in which the relevant obligation may have to be performed and any other matters which are set out in the reservations or qualifications (however described) as to matters of law which are referred to in any legal opinion referred to in paragraph 3 (Legal Opinions) of Schedule 3 (Conditions Precedent) or under any other provision of or otherwise in connection with any Interim Finance Document.

Restricted Finance Party means an Interim Finance Party that notifies the Interim Facility Agent that a Sanctions Provision would result in a violation of, a conflict with or liability under:

(a)	EU Regulation (EC) 2271/96; or

(b)	any similar applicable anti-boycott statute.

Restricted Member of the Group means a member of the Group in respect of which the Obligors' Agent notifies the Interim Facility Agent that a Sanctions Provision would result in a violation of, a conflict with or liability under:

(a)	EU Regulation (EC) 2271/96; or

(b)	any similar applicable anti-boycott statute.

Restricted Person means a person that is:

(a)	listed on or owned or controlled by a person listed on any Sanctions List; or

(b)	located in, incorporated under the laws of, or owned or controlled by, or acting on behalf of, a person located in or organised under the laws of a Sanctioned Country in breach of applicable Sanctions.

RFR means, for any obligations under the Interim Finance Documents consisting of any interest, fees or other amounts denominated in Sterling, SONIA.

RFR Business Day means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which banks are closed for general business in London.

RFR Interest Day has the meaning assigned to such term in the definition of “Daily Simple RFR”.

RFR Interest Payment means, in respect of any Interest Period in relation to an RFR Loan, the aggregate amount of interest that is, or is scheduled to become, payable under paragraph (d) of Clause 8.2 (Payment of interest).

RFR Loan means an Interim Loan that bears interest at a rate based on Daily Simple RFR.

RFR Lookback Day has the meaning assigned to such term in the definition of “Daily Simple RFR”.

Sanctioned Country means, at any time, a country or territory which is, or whose government is, the subject or target of comprehensive Sanctions.

Sanctions means any economic, trade or financial sanctions laws, regulations, embargoes or restrictive measures administered, enacted or enforced from time to time by any Sanctions Authority.

Sanctions Authority means (a) the United States government, (b) the United Nations Security Council, (c) the European Union and any EU member state, (d) the United Kingdom, and (e) the respective governmental institutions of any of the foregoing which administer Sanctions, including, OFAC, the United States Department of State, the United States Department of Commerce, the United States Department of Treasury and Her Majesty’s Treasury.

Sanctions List means the "Specially Designated Nationals and Blocked Persons" list issued by OFAC, the Consolidated List of Financial Sanctions Targets issued by Her Majesty's Treasury, or any similar list issued or maintained and made public by any of the Sanctions Authorities as amended, supplemented or substituted from time to time.

Sanctions Provision means paragraphs (b) to (e) of Clause 21.2 (Undertakings).

Scheme means the scheme of arrangement effected pursuant to part 26 of the Companies Act 2006 to be proposed by the Target to its shareholders to implement the Acquisition pursuant to which the relevant Acquiring Entity will, subject to the occurrence of the Scheme Effective Date, become the holder of the shares in Target that are the subject of that scheme of arrangement.

Scheme Circular means the circular (including any supplemental circular) dispatched by the Target to shareholders of the Target setting out the resolutions and proposals for and the terms and conditions of the Scheme.

Scheme Documents means each of (i) the applicable Announcement, (ii) the Scheme Circular, (iii) the Court Order and (iv) any other documents distributed by or on behalf of the Acquiring Entity to holders of the Target Shares in connection with the Scheme.

Scheme Effective Date means the date on which the Court Order sanctioning the Scheme is duly delivered on behalf of the Target to the Registrar of Companies in accordance with section 899 of the Companies Act 2006.

Screen Rate means:

(a)	in relation to LIBOR, the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other person which takes over the administration of that rate) for the relevant currency and period displayed on pages LIBOR01 or LIBOR02 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate); and

(b)	in relation to EURIBOR, the euro interbank offered rate administered by the European Union Money Market Institute (or any other person which takes over the administration of that rate) for the relevant period displayed on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate), or, in each case, on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson Reuters. If such page is replaced or service ceases to be available, the Interim Facility Agent may specify another page or service displaying the appropriate rate in accordance with Clause 8.5 (Replacement of Screen Rate).

Security Interest means any mortgage, charge (fixed or floating), pledge, lien, hypothecation, right of set-off, security trust, assignment, reservation of title or other security interest and any other agreement (including a sale and repurchase arrangement) having the commercial effect of conferring security.

SONIA means, with respect to any RFR Business Day, a rate per annum equal to the Sterling Overnight Index Average for such RFR Business Day published by the SONIA Administrator on the SONIA Administrator’s Website.

SONIA Administrator means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).

SONIA Administrator’s Website means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight Index Average identified as such by the SONIA Administrator from time to time.

Squeeze-Out means an acquisition of the outstanding shares in the Target that the Acquiring Entity has not acquired pursuant to the procedures contained in sections 979 to 982 of the Companies Act 2006.

Subsidiary means, in relation to any person:

(a)	an entity (including a partnership) of which that person has direct or indirect control; and

(b)	an entity of which a person has direct or indirect control or owns directly or indirectly more than 50 per cent. of the voting capital or similar right of ownership,

and, for this purpose, control means the direct or indirect ownership of a majority of the voting share capital or similar ownership rights of that entity, or the right or ability to determine the composition of a majority of the board of directors (or equivalent body) of such entity or otherwise to direct the management of such entity whether by virtue of ownership of share capital, contract or otherwise.

Target means Avast plc.

TARGET Day means any day on which the Trans-European Automated Real-time Gross Settlement Express Transfer payment system is open for the settlement of payments in euro.

Target Group means the Target and its Subsidiaries.

Tax means any present or future tax, levy, assessment, impost, deduction, duty or withholding or any charge of a similar nature (including any related interest, penalty or fine).

Tax Credit means a credit against, relief from, or rebate, repayment, remission or refund of, any Tax.

Tax Deduction means a deduction or withholding for or on account of Tax from any payment under an Interim Finance Document, other than a FATCA Deduction.

Tax Jurisdiction means, in relation to any Obligor, the jurisdiction under the laws of which the Obligor is organised, incorporated or formed on the date it becomes an Obligor.

Term means each period determined under this Agreement for which the Issuing Bank is under a liability under a Bank Guarantee.

Term Sheets has the meaning given in the Commitment Letter.

Total Interim Commitments means at any time the aggregate of the Total Interim Facility A1 Commitments, the Total Interim Facility A2 Commitments, the Total Interim Facility B Commitments and the Total Interim Revolving Facility Commitments.

Total Interim Facility A1 Commitments means at any time the aggregate of the Interim Facility A1 Commitments, being $750,000,000 at the date of this Agreement.

Total Interim Facility A2 Commitments means at any time the aggregate of the Interim Facility A Commitments, being $3,500,000,000 at the date of this Agreement.

Total Interim Facility B Commitments means at any time the aggregate of the Interim Facility B Commitments, being $3,600,000,000 at the date of this Agreement.

Total Interim Revolving Facility Commitments means at any time the aggregate of the Interim Revolving Facility Commitments, being $1,500,000,000 at the date of this Agreement.

Transaction has the meaning given to that term in the Commitment Letter.

Transaction Documents means the Interim Finance Documents, the Acquisition Documents and (in each case) all documents and agreements relating to them.

Transfer Certificate means a certificate substantially in the form set out in Schedule 7 (Form of Transfer Certificate) or in any other form agreed between the Interim Facility Agent and the Obligors' Agent.

Transfer Date means, in relation to an assignment or a transfer, the later of:

(a)	the proposed Transfer Date specified in the relevant Assignment Agreement or Transfer Certificate; and

(b)	the date on which the Interim Facility Agent executes the relevant Assignment Agreement or Transfer Certificate.

Treaty Interim Lender means, in respect of a Non-US Obligor, an Interim Lender which:

(a)	is treated as a resident of a Treaty State for the purposes of the Treaty;

(b)	does not carry on a business in the relevant Obligor's Tax Jurisdiction through a permanent establishment (as such term is defined for the purposes of the relevant Treaty) with which that Interim Lender's participation in the Interim Loan is effectively connected; and

(c)	meets and has satisfied all other conditions (including the completion of any necessary procedural formalities and clearances) which need to be met to enable it to benefit from a full exemption from Tax imposed by the relevant Obligor's Tax Jurisdiction on interest such that any payment of interest may be made by the relevant Obligor to that Interim Lender without a Tax Deduction imposed by the relevant Obligor's Tax Jurisdiction on interest.

Treaty State means a jurisdiction having a double taxation agreement (a Treaty) with the relevant Obligor's Tax Jurisdiction on interest.

UK CRD IV means:

(a)	Regulation (EU) No 575/2013 of the European Parliament and of the Council of 26 June 2013 on prudential requirements for credit institutions and investment firms and amending Regulation (EU) No 648/2012 as it forms part of domestic law of the United Kingdom by virtue of the European Union (Withdrawal) Act 2018 (the "Withdrawal Act");

(b)	the law of the United Kingdom or any part of it, which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020) implemented Directive 2013/36/EU of the European Parliament and of the Council of 26 June 2013 on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms, amending Directive 2002/87/EC and repealing Directives 2006/48/EC and 2006/49/EC and its implementing measures; and

(c)	direct EU legislation (as defined in the Withdrawal Act), which immediately before IP completion day (as defined in the European Union (Withdrawal Agreement) Act 2020) implemented EU CRD IV as it forms part of domestic law of the United Kingdom by virtue of the Withdrawal Act.

US Borrower means a Borrower that is organized, incorporated or formed under the laws of the United States or any state thereof (including the District of Columbia).

US Code means the US Internal Revenue Code of 1986 (and any successor legislation thereto), as amended from time to time.

US Obligor means an Obligor that is organized, incorporated or formed under the laws of the United States or any state thereof (including the District of Columbia).

US Person means any person that is a "United States person" as defined in Section 7701(a)(30) of the US Code and includes an entity disregarded as being an entity separate from its owner for US federal income tax purposes if such owner is a "United States person".

US Tax Form means, as applicable:

(a)	an IRS Form W-8BEN or W-8BEN-E, as applicable, that either:

(i)	includes a claim for an exemption from or reduction of US withholding tax under an applicable income tax treaty, with Part II of such W-8BEN (or Part III of such W-8BEN-E, as applicable) completed; or

(ii)	if such claim for exemption is based on the "portfolio interest exemption" is accompanied by a certificate representing that such Lender is not (1) a "bank" within the meaning of Section 881(c)(3)(A) of the US Code, (2) a "10 percent shareholder" of the relevant Obligor within the meaning of Section 881(c)(3)(B) of the US Code, (3) a "controlled foreign corporation" described in Section 881(c)(3)(C) of the US Code, or (4) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;

(b)	IRS Form W-8ECI;

(c)	IRS Form W-8EXP;

(d)	IRS Form W-9; or

(e)	any other IRS form establishing an exemption from or reduction of withholding of US federal income tax on payments to that person under this Agreement,

which, in each case, may be provided under cover of, if required to establish such an exemption, an IRS Form W-8IMY and the certificate described in paragraph (a)(ii) above in respect of its beneficial owners, if applicable.

VAT means:

(a)	any value added tax imposed by the Value Added Tax Act 1994;

(b)	any tax imposed in compliance with the Council Directive of 28 November 2006 on the common system of value added tax (EC Directive 2006/112) as amended from time to time; and

(c)	any other tax of a similar nature, whether imposed in a member state of the European Union in substitution for, or levied in addition to, such tax referred to in paragraph (a) or (b) above, or imposed elsewhere.

Part II
Other References

1.	In this Agreement, unless a contrary intention appears, a reference to:

(a)	an agreement includes any legally binding arrangement, contract, deed or instrument (in each case, whether oral or written);

(b)	an amendment includes any amendment, supplement, variation, novation, modification, replacement or restatement (however fundamental), and amend and amended shall be construed accordingly;

(c)	assets includes properties, assets, businesses, undertakings, revenues and rights of every kind (including uncalled share capital), present or future, actual or contingent, and any interest in any of the above;

(d)	a consent includes an authorisation, permit, approval, consent, exemption, licence, order, filing, registration, recording, notarisation, permission or waiver;

(e)	a disposal includes any sale, transfer, grant, lease, licence or other disposal, whether voluntary or involuntary, and dispose will be construed accordingly;

(f)	a guarantee includes (other than in Schedule 4 (Guarantee and Indemnity)):

(i)	an indemnity, counter-indemnity, guarantee or similar assurance against loss in respect of any indebtedness of any other person; and

(ii)	any other obligation of any other person, whether actual or contingent, to pay, purchase, provide funds (whether by the advance of money to, the purchase of or subscription for shares or other investments in, any other person, the purchase of assets or services, the making of payments under an agreement or otherwise) for the payment of, to indemnify against the consequences of default in the payment of, or otherwise be responsible for, any indebtedness of any other person;

and guaranteed and guarantor shall be construed accordingly;

(g)	including means including without limitation, and includes and included shall be construed accordingly;

(h)	losses includes losses, actions, damages, claims, proceedings, costs, demands, expenses (including legal and other fees) and liabilities of any kind, and loss shall be construed accordingly;

(i)	a month means a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month, except that:

(i)	(subject to paragraph (iii) below) if any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day in the same calendar month or, if there is none, on the preceding Business Day;

(ii)	if there is no numerically corresponding day in the month in which that period is to end, that period shall end on the last Business Day in that later month; and

(iii)	if an Interest Period begins on the last Business Day of a calendar month, that Interest Period shall end on the last Business Day in the calendar month in which that Interest Period is to end,

and references to months shall be construed accordingly;

(j)	a Major Event of Default being outstanding or continuing means that such Major Event of Default has occurred or arisen and has not been remedied or waived;

(k)	an Acceleration Notice being outstanding means that such Acceleration Notice provided by the Interim Facility Agent under paragraph (a)(i) of Clause 7.1 (Repayment) has not been revoked, withdrawn or cancelled by the Interim Facility Agent or otherwise ceases to have effect;

(l)	a person includes any individual, trust, firm, fund, company, corporation, partnership, joint venture, government, state or agency of a state or any undertaking or other association (whether or not having separate legal personality);

(m)	a regulation includes any regulation, rule, official directive, request or guideline (whether or not having the force of law but if not having the force of law compliance with which is customary) of any governmental or supranational body, agency, department or regulatory, self-regulatory or other authority or organisation;

(n)	a sub-participation means any sub-participation or sub-contract (whether written or oral) or any other agreement or arrangement having an economically substantially similar effect, including any credit default or total return swap or derivative (whether disclosed, undisclosed, risk or funded) by an Interim Lender of or in relation to any of its rights or obligations under, or its legal, beneficial or economic interest in relation to, the Interim Facilities and/or Interim Finance Documents to a counterparty and sub-participate shall be construed accordingly; and

(o)	"$", "USD" and "US Dollars" denote the lawful currency of the United States of America, "£", "GBP" and "Sterling" denote the lawful currency of the United Kingdom, and "€", "EUR" and "euro" means the single currency unit of the Participating Member States.

2.	In this Agreement, unless a contrary intention appears:

(a)	a reference to a Party includes a reference to that Party's successors and permitted assignees or permitted transferees but does not include that Party if it has ceased to be a Party under this Agreement;

(b)	references to paragraphs, Clauses, Schedules and Parts are references to, respectively, paragraphs, clauses of, schedules to and parts of schedules to this Agreement and references to this Agreement include its schedules;

(c)	a reference to (or to any specified provision of) any agreement (including any of the Interim Finance Documents) is to that agreement (or that provision) as amended or novated (however fundamentally) and includes any increase in, extension of or change to any facility made available under any such agreement (unless such amendment or novation is contrary to the terms of any Interim Finance Document);

(d)	a reference to a statute, statutory instrument or provision of law is to that statute, statutory instrument or provision of law, as it may be applied, amended or re-enacted from time to time;

(e)	a reference to a time of day is, unless otherwise specified, to New York time; and

(f)	the index to and the headings in this Agreement are for convenience only and are to be ignored in construing this Agreement.

3.	A Bank Guarantee is repaid or prepaid (or any derivative form thereof) to the extent that:

(a)	an Obligor provides cash cover for that Bank Guarantee or complies with its obligations under paragraph 1 (Immediately payable) and/or paragraph (b) of paragraph 6 (Claims under a Bank Guarantee) of Schedule 9 (Bank Guarantees);

(b)	the maximum amount payable under the Bank Guarantee is reduced or cancelled in accordance with its terms or otherwise reduced or cancelled in a manner satisfactory to the Issuing Bank in respect of such Bank Guarantee (acting reasonably);

(c)	the Bank Guarantee is returned by the beneficiary with its written confirmation that it is released and cancelled;

(d)	a bank or financial institution with a long-term corporate credit rating from Moody's Investor Services Limited, Standard & Poor's Rating Services or Fitch Ratings Ltd at least equal to A-/A3 has issued a guarantee, indemnity, counter-indemnity or similar assurance against financial loss in respect of amounts due under that Bank Guarantee; or

(e)	the Issuing Bank in respect of such Bank Guarantee (acting reasonably) has confirmed to the Interim Facility Agent that it has no further liability under or in respect of that Bank Guarantee,

and the amount by which a Bank Guarantee is repaid or prepaid under paragraphs (a) to (d) above is the amount of the relevant cash cover, payment, release, cancellation, guarantee, indemnity, counter-indemnity, assurance or reduction.

4.	The outstanding amount of a Bank Guarantee at any time is the maximum amount that is or may be payable by the relevant Issuing Bank in respect of that Bank Guarantee at that time less any amount of cash cover provided in respect of that Bank Guarantee or otherwise repaid or prepaid.

5.	An Obligor provides cash cover for a Bank Guarantee if it pays an amount in the currency of the Bank Guarantee to an interest-bearing account with the relevant Issuing Bank in the name of the Obligor on the basis that the only withdrawals which may be made from such account (other than in respect of accrued interest) are withdrawals to pay the Issuing Bank amounts due and payable to it under this Agreement following any payment made by it under such Bank Guarantee (unless the relevant Bank Guarantee is repaid or prepaid as contemplated by Schedule 9 (Bank Guarantees) or any such withdrawal is made by the Issuing Bank at the direction, and on behalf of, the Obligor for the purpose of satisfying any and all of the liabilities which are the subject of such Bank Guarantees) and, for the purposes of this Agreement, a Bank Guarantee shall be deemed to be cash covered to the extent of any such provision of cash cover. If required by the relevant Issuing Bank, the relevant Obligor shall (subject to any applicable legal or regulatory restrictions) execute and deliver an additional Interim Security Document creating first ranking security over any such account held with it.

6.	Notwithstanding any other term of the Interim Finance Documents, in this Agreement:

(a)	a reference to the assets of an Obligor shall exclude the assets of any member of the Target Group and other Group Company; and

(b)	no matter or circumstance in respect of, or breach by, any member of the Target Group or any member of the Group which is not an Obligor shall relate to an Obligor or otherwise be deemed to constitute, or result in, a breach of any representation, warranty, undertaking or other term in the Interim Finance Documents, to have a Material Adverse Effect, to constitute or give rise to a breach of a Major Undertaking or Major Representation or to have a Major Event of Default.

7.	Sanctions and Restricted Finance Parties:

(a)	A Sanctions Provision shall only:

(i)	be given by a Restricted Member of the Group; or

(ii)	apply for the benefit of a Restricted Finance Party,

to the extent that that Sanctions Provision would not result in any violation by or expose of such entity or any directors, officer or employee thereof to any liability under any anti-boycott or blocking law, regulation or statute that is in force from time to time in the European Union (and/or any of its member states) that are applicable to such entity, including EU Regulation (EC) 2271/96.

(b)	In connection with any amendment, waiver, determination or direction relating to any part of a Sanctions Provision in relation to which:

(i)	an Interim Finance Party is a Restricted Finance Party; and

(ii)	in accordance with paragraph (a) above, that Restricted Finance Party does not have the benefit of it:

(A)	the Interim Commitments of an Interim Lender that is a Restricted Finance Party; and

(B)	the vote of any other Restricted Finance Party which would be required to vote in accordance with the provisions of this Agreement,

shall be excluded for the purpose of calculating the Total Interim Commitments under the Interim Facility when ascertaining whether any relevant percentage of Total Interim Commitments has been obtained to approve such amendment, waiver, determination or direction request and its status as an Interim Finance Party shall be disregarded for the purpose of ascertaining whether the agreement of any specified group of Interim Finance Parties has been obtained to approve such amendment, waiver, determination or direction.

Schedule 2
Form of Drawdown Request

Part I
Loan Request

To:	[●] as Interim Facility Agent

From:	[●]

Date:	[●]

[Company] – Interim Facilities Agreement dated [●] (as amended from time to time) (the Interim Facilities Agreement)

1.	We refer to the Interim Facilities Agreement. This is a Drawdown Request. Terms defined in the Interim Facilities Agreement shall have the same meanings when used in this Drawdown Request.

2.	We wish to borrow an Interim Loan on the following terms:

Interim Facility: [●]

Drawdown Date: [●]

Amount: [●]

Currency: [●]

Interest Period: [●]

3.	Our [payment/delivery] instructions are: [●].

4.	We confirm that each condition specified in paragraphs (a)(i) to (a)(iii) (inclusive) of Clause 3.1 (Conditions Precedent) is satisfied at the date of this Drawdown Request or will be satisfied on or before the proposed Drawdown Date.

5.	The proceeds of this Interim Loan should be credited to [●].

6.	This Drawdown Request is irrevocable.

For and on behalf of

[●]

(as Borrower)

Part II
Bank Guarantee Request

To:	[●] as Interim Facility Agent

From:	[●]

Date:	[●]

[Company] – Interim Facilities Agreement dated [●] (as amended from time to time) (the Interim Facilities Agreement)

1.	We refer to the Interim Facilities Agreement. This is a Bank Guarantee Request. Terms defined in the Interim Facilities Agreement shall have the same meanings when used in this Bank Guarantee Request.

2.	We wish to borrow a Bank Guarantee on the following terms:

Interim Facility: Interim Revolving Facility

Drawdown Date: [●]

Amount: [●]

Currency: [●]

Expiry Date: [●]

3.	Our instructions are: [●].

4.	A copy of the Bank Guarantee is attached.

5.	We confirm that each condition specified in paragraphs (a)(i) to (a)(iii) (inclusive) of Clause 3.1 (Conditions Precedent) is satisfied at the date of this Bank Guarantee Request or will be satisfied on or before the proposed Drawdown Date.

6.	This Bank Guarantee Request is irrevocable.

For and on behalf of

[●]

(as Borrower)

Schedule 3
Conditions Precedent

1.	Obligors

(a)	Constitutional documents: a copy of the constitutional documents of each Obligor.

(b)	Corporate approvals: with respect to each Obligor, to the extent legally required, a copy of a resolution of the board of directors, the shareholders or equivalent body of each Obligor approving the Interim Finance Documents to which it is a party and the transactions contemplated thereby.

(c)	Specimen signatures: specimen signatures for the person(s) authorised in the resolutions referred to above (to the extent such person will execute an Interim Finance Document).

(d)	Officer’s certificates: a certificate from each Obligor (signed by an officer or authorised signatory):

(i)	certifying that each copy document relating to it specified in paragraphs (a) to (c) above is correct, complete and (to the extent executed) in full force and effect and has not been amended or superseded prior to the date of this Agreement; and

(ii)	confirming that, subject to the guarantee limitations set out in this Agreement, borrowing or guaranteeing or securing (as appropriate) the Total Interim Commitments would not cause any borrowing, guarantee or security limit binding on it to be exceeded.

2.	Interim Finance Documents

A copy of the counterparts of each of the following documents duly executed by the the Borrower:

(a)	this Agreement;

(b)	the Fee Letter;

(c)	the Interim Security Documents listed in the table below:

Name of party to Interim Security Document	Interim Security Document	Governing law of Interim Security Document

The Borrower	Security Agreement	New York law

3.	Legal Opinions

(a)	A legal opinion from Kirkland & Ellis LLP in respect of the capacity of the Obligors incorporated in Delaware to enter into the Interim Finance Documents to which they are a party and in respect of the enforceability of the Interim Security Document governed by New York law.

(b)	A legal opinion from Cahill Gordon & Reindel (UK) LLP as English law counsel to the Arrangers and the Original Interim Lenders in respect of the capacity of the Obligors incorporated in England and Wales to enter into the Interim Finance Documents and the enforceability of this Agreement.

4.	Announcement

(a)	A copy of the applicable Announcement (provided that it is confirmed that such Announcement will be in form and substance satisfactory to the Interim Facility Agent if it is in the form of the draft most recently delivered to the Original Interim Lenders prior to the date of this Agreement or, in respect of any subsequent Announcement, in the form of the previous Announcement, in each case, with any changes which (i) are not materially prejudicial to the interests of the Original Interim Lenders taken as a whole under the Interim Finance Documents or (ii) are approved by the Majority Interim Lenders (such approval not to be unreasonably withheld or delayed)).

(b)	If available, a copy of the Co-operation Agreement (provided that it shall not be required to be in a form and substance satisfactory to the Interim Facility Agent).

5.	Acquisition Documents

A copy of (i) the Scheme Circular or (ii) as the case may be, the Offer Documents dispatched to shareholders of the Target by or on behalf of the Borrower (if any), provided that such documents shall not be required to be in form and substance satisfactory to the Interim Facility Agent.

6.	Other Conditions Precedent

(a)	Fees: reasonable evidence that payment of the Interim Facility Fee (as defined in the Fee Letter) earned, due and payable to the Interim Finance Parties and required to be paid under the Fee Letter on the Interim Closing Date from the proceeds of the initial funding under the Interim Facilities for which invoices have been received at least three (3) business days in advance (which amounts may be offset against the proceeds of the applicable Interim Facility) shall have been made (or shall be made substantially contemporaneously with funding) provided that a reference to payment of such fees in a Drawdown Request (or Funds Flow Statement) shall be deemed to be reasonable evidence that this condition precedent is satisfactory to the Interim Facility Agent.

(b)	Closing Certificate: a certificate from the Borrower (or any of its relevant Affiliates) (signed by an officer or authorised signatory) confirming that in the case of a Scheme, the Scheme Effective Date shall have occurred or, in the case of an Offer, the Offer shall have become or shall have been declared unconditional in all respects (or, in each case, will have occurred, become or so declared as at the Interim Closing Date).

(c)	Process Agent: evidence that the process agent appointed in respect of an Interim Finance Document for each Obligor (which may be another Obligor) has accepted its appointment as agent for service of process.

Schedule 4
Guarantee and Indemnity

1.	Guarantee and indemnity

Subject to the limitations set out in paragraph 11 (Guarantee Limitation) below, the Guarantor irrevocably and unconditionally, jointly and severally:

(a)	guarantees to each Interim Finance Party punctual performance by each other Obligor of all its obligations under the Interim Finance Documents;

(b)	undertakes with each Interim Finance Party that whenever an Obligor does not pay any amount when due (allowing for any applicable grace period) under or in connection with any Interim Finance Document, the Guarantor shall immediately on demand pay that amount as if it was the principal obligor; and

(c)	agrees with each Interim Finance Party that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify that Interim Finance Party immediately on demand against any cost, loss or liability it incurs as a result of an Obligor not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under any Interim Finance Document on the date when it would have been due. The amount payable by the Guarantor under this indemnity will not exceed the amount it would have had to pay under this paragraph 1 if the amount claimed had been recoverable on the basis of a guarantee,

(the Guarantee).

2.	Continuing Guarantee

This guarantee is a continuing guarantee and will extend to the ultimate balance of sums payable by an Obligor under the Interim Finance Documents, regardless of any intermediate payment or discharge in whole or in part.

3.	Reinstatement

If any discharge, release or arrangement (whether in respect of the obligations of any Obligor or any security for those obligations or otherwise) is made by an Interim Finance Party in whole or in part on the basis of any payment, security or other disposition which is avoided or must be restored in insolvency, liquidation, administration or otherwise, without limitation, then the liability of the Guarantor under this Schedule 4 will continue or be reinstated as if the discharge, release or arrangement had not occurred.

4.	Waiver of defences

The obligations of the Guarantor under this Schedule 4 will not be affected by an act, omission, matter or thing which, but for this Schedule 4, would reduce, release or prejudice any of its obligations under this Schedule 4 (whether or not known to it or any Interim Finance Party) including:

(a)	any time, waiver or consent granted to, or composition with, any Obligor or other person;

(b)	the release of any Obligor or any other person under the terms of any composition or arrangement with any creditor of any Group Company;

(c)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce, any rights against, or security over assets of, any Obligor or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(d)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor or any other person;

(e)	any amendment, novation, supplement, extension restatement (however fundamental and whether or not more onerous) or replacement of an Interim Finance Document or any other document or security including any change in the purpose of, any extension of or increase in any facility or the addition of any new facility under any Interim Finance Document or other document or security;

(f)	any unenforceability, illegality or invalidity of any obligation of any person under any Interim Finance Document or any other document or security; or

(g)	any insolvency or similar proceedings.

5.	Guarantor Intent

Without prejudice to the generality of paragraph 4 (Waiver of defences) above and paragraph 11 (Guarantee Limitation) below, the Guarantor expressly confirms that it intends that this guarantee shall extend from time to time to any (however fundamental and of whatsoever nature and whether or not more onerous) variation, increase, extension or addition of or to any of the Interim Finance Documents and/or any facility or amount made available under any of the Interim Finance Documents for the purposes of or in connection with any of the following: business acquisitions of any nature; increasing working capital; enabling investor distributions to be made; carrying out restructurings; refinancing existing facilities; refinancing any other indebtedness; making facilities available to new borrowers; any other variation or extension of the purposes for which any such facility or amount might be made available from time to time; and any fees, costs and/or expenses associated with any of the foregoing.

6.	Immediate recourse

(a)	The Guarantor waives any right it may have of first requiring any Interim Finance Party (or any trustee or agent on its behalf) to proceed against or enforce any other rights or security or claim payment from any person before claiming from the Guarantor under this Schedule 4.

(b)	This waiver applies irrespective of any law or any provision of an Interim Finance Document to the contrary.

7.	Appropriations

Until all amounts which may be or become payable by the Obligors under or in connection with the Interim Finance Documents have been irrevocably paid in full, each Interim Finance Party (or any trustee or agent on its behalf) may:

(a)	refrain from applying or enforcing any other moneys, security or rights held or received by that Interim Finance Party (or any trustee or agent on its behalf) in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise) and the Guarantor shall not be entitled to the benefit of the same; and

(b)	in respect of any amounts received or recovered by any Interim Finance Party after a claim pursuant to this guarantee in respect of any sum due and payable by any Obligor under this Agreement place such amounts in a suspense account (bearing interest at a market rate usual for accounts of that type) unless and until such moneys are sufficient in aggregate to discharge in full all amounts then due and payable under the Interim Finance Documents.

8.	Deferral of Guarantors' rights

Until all amounts which may be or become payable by the Obligors under or in connection with the Interim Finance Documents have been irrevocably paid in full and unless the Interim Facility Agent otherwise directs, the Guarantor will not exercise any rights which it may have by reason of performance by it of its obligations under the Interim Finance Documents:

(a)	to be indemnified by an Obligor;

(b)	to claim any contribution from any other guarantor of any Obligor's obligations under the Interim Finance Documents;

(c)	to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Interim Finance Parties under the Interim Finance Documents or of any other guarantee or security taken pursuant to, or in connection with, the Interim Finance Documents by any Interim Finance Party;

(d)	to bring legal or other proceedings for an order requiring any Obligor to make any payment, or perform any obligation, in respect of which the Guarantor has given a guarantee, undertaking or indemnity under paragraph 1 (Guarantee and indemnity) above;

(e)	to exercise any right of set-off against any Obligor; and/or

(f)	to claim or prove as a creditor of any Obligor in competition with any Interim Finance Party.

9.	Release of Guarantors' right of contribution

If the Guarantor (a Retiring Guarantor) ceases to be a Guarantor in accordance with the terms of the Interim Finance Documents for the purpose of any sale or other disposal of that Retiring Guarantor then on the date such Retiring Guarantor ceases to be a Guarantor:

(a)	that Retiring Guarantor is released by each other Obligor from any liability (whether past, present or future and whether actual or contingent) to make a contribution to any other Obligor arising by reason of the performance by any other Obligor of its obligations under the Interim Finance Documents; and

(b)	each other Obligor waives any rights it may have by reason of the performance of its obligations under the Interim Finance Documents to take the benefit (in whole or in part and whether by way of subrogation or otherwise) of any rights of the Interim Finance Parties under any Interim Finance Document or of any other security taken pursuant to, or in connection with, any Interim Finance Document where such rights or security are granted by or in relation to the assets of the Retiring Guarantor.

10.	Additional Security

This guarantee is in addition to and is not in any way prejudiced by any other guarantee or security now or subsequently held by any Interim Finance Party.

11.	Guarantee Limitation

The Guarantor's obligations and liabilities under this Schedule 4 and under any other guarantee or indemnity provision in any Interim Finance Document (the Guarantee Obligations) will not extend to include any obligation or liability and no Interim Security granted by the Guarantor will secure any Guarantee Obligation, if to the extent doing so would be unlawful financial assistance (notwithstanding any applicable exemptions and/or undertaking of any applicable prescribed whitewash or similar financial assistance procedures) in respect of the acquisition of shares in itself or its Holding Company or a member of the Group under the laws of its jurisdiction of incorporation.

Schedule 5
Major Representations, Undertakings and Events of Default

Part I
Major Representations

1.	Status

It is a limited liability company or a corporate partnership limited by shares duly incorporated and validly existing under the laws of its place of incorporation.

2.	Power and authority

(a)	Subject to the Reservations, it has (or will have on the relevant date(s)) the power to enter into and deliver, and to exercise its rights and perform its obligations under, each Interim Finance Document to which it is or will be a party.

(b)	It has taken all necessary corporate action to authorise the entry into and delivery of and the performance by it of its obligations under each Interim Finance Document to which it is or will be party.

3.	No conflict

The entry into and delivery of, and the exercise of its rights and the performance of its obligations under, each Interim Finance Document to which it is a party does not and will not, subject to the Reservations:

(a)	contravene any law, regulation or order to which it is subject; or

(b)	conflict with its constitutional documents in any material respect,

in each case, in a manner which would have or be reasonably likely to have a Material Adverse Effect.

4.	Obligations binding

Subject to the Reservations and the Perfection Requirements, the obligations expressed to be assumed by it under each Interim Finance Document to which it is a party constitute its legal, valid, binding and enforceable obligations.

Part II
Major Undertakings

1.	New York Law Undertakings

For so long as any Interim Lender shall have any Interim Commitment hereunder, any Interim Loan hereunder which is accrued and payable shall remain unpaid or unsatisfied (other than contingent indemnification obligations not yet due and payable), the Borrower shall not:

Section 1.01.     Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than the following:

(a)	Liens pursuant to any Interim Finance Document or otherwise comprising or in connection with a Permitted Transaction;

(b)	Liens existing on the date hereof and, to the extent securing Indebtedness in excess of $100,000,000, as disclosed to the Arrangers on or prior to the date hereof;

(c)	Liens for taxes, assessments or governmental charges (other than a Lien imposed under Section 430(k) of the Internal Revenue Code or Section 303(k) of ERISA) (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith;

(d)	statutory or common law Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens arising in the ordinary course of business (i) which secure amounts not overdue for a period of more than thirty (30) days or if more than thirty (30) days overdue, are unfiled (or, if, filed have been discharged or stayed) and no other action has been taken to enforce such Lien or (ii) which are being contested in good faith;

(e)	(i) pledges, deposits or Liens arising as a matter of law in the ordinary course of business in connection with workers’ compensation, payroll taxes, unemployment insurance and other social security legislation and (ii) pledges and deposits in the ordinary course of business securing liability for reimbursement or indemnification obligations of (including obligations in respect of letters of credit or bank guarantees for the benefit of) insurance carriers providing property, casualty or liability insurance to the Borrower or any other member of the Group;

(f)	Liens incurred in the ordinary course of business to secure the performance of bids, trade contracts, governmental contracts and leases (other than Indebtedness for borrowed money), statutory obligations, surety, stay, customs and appeal bonds, performance bonds and other obligations of a like nature (including those to secure health, safety and environmental obligations);

(g)	easements, rights-of-way, restrictions, covenants, conditions, encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not in any case materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

(h)	Liens securing judgments for the payment of money;

(i)	Liens securing Indebtedness not prohibited under the Existing Nitro Credit Agreement;

(j)	leases, licenses, subleases or sublicenses and Liens on the property covered thereby, in each case, granted to others in the ordinary course of business which do not interfere in any material respect with the business of the Group, taken as a whole;

(k)	Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business;

(l)	Liens (i) of a collection bank (including those arising under Section 4-210 of the Uniform Commercial Code) on the items in the course of collection and (ii) in favor of a banking or other financial institution arising as a matter of law encumbering deposits or other funds maintained with a financial institution (including the right of set off) and which are within the general parameters customary in the banking industry;

(m)	Liens (i) on cash advances in favor of the seller of any property to be acquired in an acquisition, joint venture or other investment comprising or in connection with a Permitted Transaction and (ii) consisting of an agreement to Dispose of any property in a Disposition comprising or in connection with a Permitted Transaction;

(n)	Liens existing on property at the time of its acquisition or existing on the property of any Person at the time such Person becomes a member of the Group, in each case after the date hereof;

(o)	any interest or title of a lessor or sublessor under leases or subleases entered into by the Borrower or any member of the Group in the ordinary course of business;

(p)	Liens, if any, arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods entered into by the Borrower or any member of the Group in the ordinary course of business;

(q)	Liens that are contractual rights of set-off (i) relating to the establishment of depository relations with banks or other financial institutions not given in connection with the incurrence of Indebtedness, (ii) relating to pooled deposit or sweep accounts of the Borrower or any other member of the Group to permit satisfaction of overdraft or similar obligations incurred in the ordinary course of business of the Borrower or any other member of the Group or (iii) relating to purchase orders and other agreements entered into with customers of the Borrower or any other member of the Group in the ordinary course of business;

(r)	Liens, if any, arising from precautionary Uniform Commercial Code financing statement filings;

(s)	Liens on insurance policies and the proceeds thereof securing the financing of the premiums with respect thereto;

(t)	any zoning or similar law or right reserved to or vested in any Governmental Authority to control or regulate the use of any real property that does not materially interfere with the ordinary conduct of the business of the Borrower;

(u)	Liens on specific items of inventory or other goods and the proceeds thereof securing such Person’s obligations in respect of documentary letters of credit issued for the account of such Person to facilitate the purchase, shipment or storage of such inventory or goods;

(v)	the modification, replacement, renewal or extension of any Lien permitted under this Section 1.01;

(w)	ground leases in respect of real property on which facilities owned or leased by the Borrower or any other member of the Group is located;

(x)	Liens on property of a member of the Group which is not an Obligor;

(y)	Liens solely on any cash earnest money deposits made by the Borrower in connection with any letter of intent or purchase agreement permitted hereunder;

(z)	Liens and privileges arising mandatorily by Law; and

(aa)	Liens on receivables and related assets arising in connection with a receivables financing.

With respect to any secured Indebtedness that was not prohibited to be secured under the Existing Nitro Credit Agreement at the time of the incurrence of such Indebtedness, the accrual of interest, the accretion of accreted value, the amortization of original issue discount and the payment of interest in the form of additional secured Indebtedness shall not be deemed to be a Lien for the purposes of this Section 1.01.

Section 1.02.     Fundamental Changes. Save for any Permitted Transaction, Merge, amalgamate, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that:

(a)	any member of the Group may merge or amalgamate with (i) the Borrower (provided that the resulting entity shall succeed as a matter of law to all of the Obligations of the Borrower), or (ii) one or more members of the Group;

(b)	the Borrower may change its legal form if it determines in good faith that such action is in the best interests of the Group;

(c)	the Borrower may merge or amalgamate with any other Person (1) in a transaction in which such Borrower is the continuing or surviving entity of such transaction or (2) in a transaction in which such other Person is the surviving or continuing entity of such transaction (such person, the “Successor Borrower”); provided that, in the case of this clause (2), (i) such Successor Borrower is organized under the laws of the United States and (ii) such Successor Borrower shall assume the Obligations of such Borrower under the Interim Finance Documents; and (iii) such Successor Borrower shall have delivered information reasonably requested in writing by the Interim Facility Agent reasonably required by regulatory authorities under “know your customer” and anti-money laundering rules and regulations of the type delivered on or prior to the Interim Closing Date;

(d)	any member of the Group may merge or amalgamate with any other Person in order to effect an acquisition, joint venture or other investment not prohibited under the Existing Nitro Credit Agreement;

(e)	the Acquisition (and any related transactions) may be consummated; and

(f)	a merger, amalgamation, dissolution, winding up, liquidation, consolidation or Disposition, the purpose of which is to effect a Disposition not prohibited under the Existing Nitro Credit Agreement, may be effected.

Section 1.03.     For the purposes of this Section 1 of Part II of Schedule 5:

Disposition or Dispose means the sale, transfer, license, lease or other disposition of any property by any Person, including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith.

ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

Governmental Authority means any nation or government, any state, provincial, country, territorial or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, administrative tribunal, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

Indebtedness of any Person at any date means, without duplication, (a) the principal of indebtedness of such person for borrowed money, (b) the principal component of all obligations of such Person to pay the deferred and unpaid purchase price of property (other than (1) current trade payables incurred in the ordinary course of such Person’s business, and (2) deferred or equity compensation arrangements payable to directors, officers or employees), where the deferred payment is arranged primarily as a means of raising finance, which purchase price is due more than one year after the date of placing such property in service or taking final delivery and title thereto, (c) the principal of indebtedness of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) Capitalized Lease Obligations (as defined in the Existing Nitro Credit Agreement) of such Person, (f) all reimbursement obligations of such Person in respect of acceptances, letters of credit, surety bonds or similar arrangements (the amount of such obligations being equal at any time to the aggregate then undrawn and unexpired amount of such letters of credits or other instruments plus the aggregate amount of drawings thereunder that have been reimbursed) (except to the extent such reimbursement obligations relate to trade payables or other obligations not constituting Indebtedness and such obligations are satisfied within 30 days of incurrence), in each case only to the extent that the underlying obligation in respect of which the instrument was issued would be treated as Indebtedness;), (g) the principal component of all obligations, or liquidation preference, of such Person with respect to any Disqualified Securities (as defined in the Existing Nitro Credit Agreement) (but excluding any accrued dividends), (h) all guarantees of such Person in respect of the principal of the obligations of the kind referred to in clauses (a) through (g) above, and (i) all obligations of the kind referred to in clauses (a) through (h) above secured by any Lien on property owned by such Person, provided however that the amount of such Indebtedness will be the lesser of (i) the fair market value of such asset at such date of determination (as determined in good faith by the board of directors or an officer of the Borrower) and (ii) the amount of such Indebtedness of such other Persons.

The term "Indebtedness" shall not include (A) shareholder loans, (B) any lease, concession or license of property (or guarantee thereof) which would be considered an operating lease under the relevant accounting principles, (C) prepayments of deposits received from clients or customers in the ordinary course of business, (D) obligations under any license, permit or other approval (or guarantees given in respect of such obligations) incurred on or prior to the date of this Agreement, or, with respect to the Target Group only, the Closing Date or in the ordinary course of business, (E) any asset retirement obligations or (F) any accrued expenses and trade payables.

The amount of Indebtedness of any Person at any time in the case of a revolving credit or similar facility shall be the total amounts of funds borrowed and then outstanding. The amount of Indebtedness of any Person at any date shall be determined as set forth above or otherwise provided in this Agreement, and (other than with respect to letters of credit or guarantees or Indebtedness specified in paragraph (h) or (i) above) shall equal the amount thereof that would appear on a balance sheet of such Person (excluding any notes thereto).

Notwithstanding the above provisions, in no event shall the following constitute Indebtedness: (a) contingent obligations incurred in the ordinary course of business, (b) in connection with the purchase by the Borrower (or any of its Subsidiaries) of any business, any post-closing payment adjustments to which the seller may become entitled to the extent such payment is determined by a final closing balance sheet or such payment depends on the performance of such business after the closing; provided, however, that, at the time of closing, the amount of any such payment is not determinable and, to the extent such payment thereafter becomes fixed and determined, the amount is paid within 30 days thereafter, (c) for the avoidance of doubt, any obligations in respect of workers’ compensation claims, early retirement or termination obligations, pension fund obligations or contributions or similar claims, obligations or contributions or social security or wage taxes, (d) obligations and liabilities under or in respect of any factoring, receivables transaction or securitization financings that do not constitute recourse factoring, or (e) Indebtedness in respect of letters of credit, bank guarantees, performance bonds or surety bonds provided by the Borrower in the ordinary course of business to the extent that such instruments are not drawn upon or, if and to the extent drawn upon, are honored in accordance with their terms and, if to be reimbursed, are reimbursed by no later than 30 Business Days following receipt by such person of a demand for reimbursement following payment on the relevant instrument.

Internal Revenue Code means the U.S. Internal Revenue Code of 1986, as amended.

Laws means, collectively, all international, foreign, federal, state, provincial and local laws (including common laws), statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority.

Lien means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, assignment (by way of security or otherwise), deemed trust, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any capitalized lease having substantially the same economic effect as any of the foregoing).

Person means any natural person, corporation, limited liability company, trust, joint venture or association.

2.	English Law Undertakings

(a)	The Borrower shall (or shall procure the relevant Acquiring Entity shall) comply at all times in all material respects with the City Code (subject to any waiver or dispensation of any kind granted by the Panel) and all applicable laws or regulations relating to the Acquisition, save where non-compliance would not be materially prejudicial to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents.

(b)	The Borrower shall not (or shall procure the relevant Acquiring Entity shall not) amend or waive any material term or condition of the Announcement, any Scheme Circular or, as the case may be, Offer Document, in a manner or to the extent that would be materially prejudicial to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents, other than any amendment or waiver:

(i)	made with the consent of the Majority Interim Lenders (such consent not to be unreasonably withheld or delayed);

(ii)	required or requested by the Panel or the High Court of Justice of England and Wales, or reasonably determined by the Borrower as being necessary or desirable to comply with the requirements or requests (as applicable) of the City Code, the Panel or the High Court of Justice of England and Wales or any other relevant regulatory body or applicable law or regulation;

(iii)	changing purchase price (or a written agreement related thereto) in connection with the Acquisition;

(iv)	extending the period in which holders of the shares in Target may accept the terms of the Scheme or, as the case may be, the Offer (including by reason of the adjournment of any meeting or court hearing); or

(v)	required to allow the Acquisition to switch from being effected by way of an Offer to a Scheme or from a Scheme to an Offer.

(c)	For the avoidance of doubt, in the event that:

(i)	the Acquiring Entity has issued a Scheme Circular, nothing in this Agreement shall prevent the Acquiring Entity from subsequently proceeding with an Offer, provided that the terms and conditions contained in the relevant Offer Document include an Acceptance Condition of no lower than the Minimum Acceptance Threshold; and

(ii)	the Acquiring Entity has issued an Offer Document, nothing in this Agreement shall prevent the Acquiring Entity from subsequently proceeding with a Scheme.

(d)	If the Acquisition is effected by way of an Offer, the Borrower shall not (or shall procure the relevant Acquiring Entity shall not) reduce the Acceptance Condition to lower than the Minimum Acceptance Threshold, other than with the consent of all of the Interim Lenders.

(e)	The Borrower shall not (or shall procure the relevant Acquiring Entity shall not) take any steps as a result of which any member of the Group is obliged to make a mandatory offer under Rule 9 of the City Code.

Part III
Major Events of Default

1.	Payment default

Following the Interim Closing Date, the Obligors do not pay on the due date any principal, interest or the Interim Facility Fees (as defined in the Fee Letter), in each case payable by them under the Interim Finance Documents in the manner required under the Interim Finance Documents unless payment is made within five (5) Business Days of the due date.

2.	Breach of other obligations

The Obligors do not comply with any Major Undertaking (other than those referred to in paragraph 1 (Payment default) above) and, if capable of remedy, the same is not remedied within twenty one (21) Business Days of the earlier of the Obligors' Agent:

(a)	becoming aware of a failure to comply; and

(b)	receiving written notice from the Interim Facility Agent notifying it of non-compliance.

3.	Misrepresentation

A Major Representation is incorrect or misleading in any material respect when made and, if capable of remedy, the same is not remedied within twenty one (21) Business Days of the earlier of the Obligors' Agent:

(a)	becoming aware of such failure; and

(b)	receiving written notice from the Interim Facility Agent notifying it of that failure.

4.	Invalidity/repudiation

Any of the following occurs:

(a)	subject to the Reservations and the Perfection Requirements, any material obligation of the Obligors under any Interim Finance Document is or becomes invalid or unenforceable, in each case, in a manner which is materially adverse to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents;

(b)	subject to the Reservations and the Perfection Requirements, it is or becomes unlawful in any applicable jurisdiction for the Obligors to perform any of their material obligations under any Interim Finance Document, in each case, in a manner which is materially adverse to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents; or

(c)	any of the Obligors repudiates or rescinds an Interim Finance Document and such repudiation or rescission is materially prejudicial to the interests of the Interim Lenders (taken as a whole) under the Interim Finance Documents, and, if capable of remedy, the same is not remedied within twenty one (21) Business Days of the earlier of the Obligors' Agent (i) becoming aware of such failure and (ii) receiving written notice from the Interim Facility Agent notifying it of that failure.

5.	Insolvency

Any Obligor is unable to pay its debts as they fall due (other than solely as a result of liabilities exceeding assets) or suspends making payments on all or a material part of its debts.

6.	Insolvency proceedings

(a)	Any of the following occurs in respect of any of the Obligors:

(i)	any liquidator, trustee in bankruptcy, judicial custodian, compulsory manager, examiner, receiver, administrative receiver, administrator or similar officer is appointed in respect of it or any of its material assets; or

(ii)	an application for the judicial winding-up or liquidation of the Obligors,

or any analogous proceedings in any jurisdiction.

(b)	Paragraph (a) above shall not apply to:

(i)	any proceedings or actions which are contested in good faith and discharged, stayed or dismissed within twenty-eight (28) days of commencement; or

(ii)	any petition or similar presented by a creditor which is:

(A)	being contested in good faith and due diligence and the relevant entity has demonstrated to the Interim Facility Agent (acting reasonably and in good faith) that it has sufficient financial means to meet the amount of the claim requested by the creditor;

(B)	in the opinion of the Obligors' Agent (acting reasonably and in good faith), frivolous and vexatious; or

(C)	discharged within twenty-one (21) Business Days.

7.	Similar events elsewhere

There occurs in relation to any Obligor or any of its assets (other than to the extent they relate to the Target, its share capital or any member of the Target Group) in any country or territory in which it is incorporated or carries on business or to the jurisdiction of whose courts it or any of its assets are subject, any event or circumstance which corresponds to any of those mentioned in paragraphs 5 (Insolvency) or 6 (Insolvency proceedings) above.

Schedule 6
Impairment and Replacement of Interim Finance Parties

Part I
Impaired Agent

1.	Impaired Agent

(a)	If, at any time, an Agent becomes an Impaired Agent, the Obligors' Agent, an Obligor or an Interim Lender which is required to make a payment under the Interim Finance Documents to the Agent in accordance with Clause 11 (Payments) or otherwise under an Interim Finance Document may instead either pay that amount direct to the required recipient or pay that amount to an interest bearing account held with an Acceptable Bank in relation to which no Insolvency Event has occurred and is continuing, in the name of the Obligors' Agent or the Obligor or the Interim Lender making the payment and designated as a trust account for the benefit of the Party or Parties beneficially entitled to that payment under the Interim Finance Documents. In each case such payments must be made on the due date for payment under the Interim Finance Documents.

(b)	All interest accrued on the amount standing to the credit of the trust account shall be for the benefit of the beneficiaries of that trust account pro rata to their respective entitlements.

(c)	A Party which has made a payment in accordance with this paragraph 1 shall be discharged of the relevant payment obligation under the Interim Finance Documents and shall not take any credit risk with respect to the amounts standing to the credit of the trust account.

(d)	Promptly upon the appointment of a successor Agent in accordance with paragraph 3 (Replacement of an Interim Facility Agent) below, each Party which has made a payment to a trust account in accordance with this paragraph 1 shall give all requisite instructions to the bank with whom the trust account is held to transfer the amount (together with any accrued interest) to the successor Agent for distribution in accordance with Clause 16.1 (Recoveries).

(e)	A Party which has made a payment in accordance with paragraph 1 shall, promptly upon request by a recipient and to the extent:

(i)	that it has not given an instruction pursuant to paragraph (d) above; and

(ii)	that it has been provided with the necessary information by that recipient,

give all requisite instructions to the bank with whom the trust account is held to transfer the relevant amount (together with any accrued interest) to that recipient.

2.	Communication when Interim Facility Agent is Impaired Interim Facility Agent

If an Agent is an Impaired Agent, the Parties may, instead of communicating with each other through the Agent, communicate with each other directly and (while the Interim Facility Agent is an Impaired Agent) all the provisions of the Interim Finance Documents which require communications to be made or notices to be given to or by the Agent shall be varied so that communications may be made and notices given to or by the relevant Parties directly. This provision shall not operate after a replacement Agent has been appointed.

3.	Replacement of an Interim Facility Agent

(a)	The Majority Interim Lenders or the Obligors' Agent may by giving ten (10) days' notice to an Agent which is an Impaired Agent replace that Agent by appointing a successor Agent (which shall be acting through an office in England).

(b)	The retiring Agent shall (at its own cost, and otherwise at the expense of the Interim Lenders):

(i)	make available to the successor Agent such documents and records and provide such assistance as the successor Agent may reasonably request for the purposes of performing its functions as Agent under the Interim Finance Documents; and

(ii)	enter into and deliver to the successor Agent those documents and effect any registrations and notifications as may be required for the transfer or assignment of all its rights and benefits under the Interim Finance Documents to the successor Agent.

(c)	An Obligor must take any action and enter into and deliver any document which is necessary to ensure that any Interim Security Document provides for effective and perfected Interim Security in favour of any successor Agent.

(d)	The appointment of the successor Agent shall take effect on the date specified in the notice from the Majority Interim Lenders or the Obligors' Agent to the retiring Agent. As from this date, the retiring Agent shall be discharged from any further obligation in respect of the Interim Finance Documents (and any agency fees for the account of the retiring Agent shall cease to accrue from (and shall be payable on) that date).

(e)	Any successor Agent and each of the other Parties shall have the same rights and obligations amongst themselves as they would have had if such successor had been an original Party.

(f)	The Interim Facility Agent shall resign and the Majority Interim Lenders shall replace the Interim Facility Agent in accordance with paragraph (a) above if on or after the date which is three months before the earliest FATCA Application Date relating to any payment to the Interim Facility Agent under the Interim Finance Documents, either:

(i)	the Interim Facility Agent fails to respond to a request under Clause 9.8 (FATCA information) and the Obligors' Agent or an Interim Lender reasonably believes that the Interim Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

(ii)	the information supplied by the Interim Facility Agent pursuant to Clause 9.8 (FATCA information) indicates that the Interim Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date; or

(iii)	the Interim Facility Agent notifies the Obligors' Agent and the Interim Lenders that the Interim Facility Agent will not be (or will have ceased to be) a FATCA Exempt Party on or after that FATCA Application Date;

and (in each case) the Obligors' Agent or an Interim Lender reasonably believes that a Party will be required to make a FATCA Deduction that would not be required if the Interim Facility Agent were a FATCA Exempt Party, and the Obligors' Agent or that Interim Lender, by notice to the Interim Facility Agent, requires it to resign.

Part II
Defaulting Lender

1.	For so long as a Defaulting Lender has any undrawn Interim Commitment, in ascertaining (i) the Majority Interim Lenders; or (ii) whether any given percentage (including, for the avoidance of doubt, unanimity) of the Total Interim Commitments under the relevant Interim Facility/ies or the agreement of any specified group of Interim Lenders has been obtained to approve any request for a consent, waiver, amendment or other vote of Interim Lenders under the Interim Finance Documents, that Defaulting Lender's Interim Commitments under the relevant Interim Facility/ies will be reduced by the amount of its undrawn Interim Commitments under the relevant Interim Facility/ies and, to the extent that that reduction results in that Defaulting Lender's Total Interim Commitments being zero, that Defaulting Lender shall be deemed not to be an Interim Lender for the purposes of (i) and (ii) above.

2.	For the purposes of paragraph 1 above, the Interim Facility Agent may assume that the following Interim Lenders are Defaulting Lenders:

(a)	any Interim Lender which has notified the Interim Facility Agent that it has become a Defaulting Lender;

(b)	any Interim Lender in relation to which it is aware that any of the events or circumstances referred to in paragraphs (a), (b) or (c) of the definition of Defaulting Lender has occurred,

unless it has received notice to the contrary from the Interim Lender concerned (together with any supporting evidence reasonably requested by the Interim Facility Agent) or the Interim Facility Agent is otherwise aware that the Interim Lender has ceased to be a Defaulting Lender.

3.	Without prejudice to any other provision of this Agreement, the Agents may disclose and, on the written request of the Obligors' Agent or the Majority Interim Lenders, shall, as soon as reasonably practicable, disclose the identity of a Defaulting Lender to the Obligors' Agent and to the other Interim Finance Parties.

4.	If any Interim Lender becomes a Defaulting Lender, the Obligors' Agent may, at any time whilst the Interim Lender continues to be Defaulting Lender, give the Interim Facility Agent three (3) Business Days' notice of cancellation of all or any part of each undrawn Interim Commitment of that Interim Lender.

Part III
Replacement of an Interim Lender / Increase

1.	Replacement of an Interim Lender

(a)	If at any time:

(i)	any Interim Finance Party becomes or is a Non-Consenting Lender (as defined in paragraph (d) below); or

(ii)	an Obligor becomes obliged to repay any amount in accordance with Clause 10.3 (Illegality) or to pay additional amounts pursuant to Clause 9.1 (Gross-up), Clause 9.3 (Tax indemnity) or Clause 10.1 (Increased Costs) to any Interim Finance Party;

(iii)	any Interim Finance Party invokes the benefit of Clauses 8.6 (Absence of quotations) to 8.8 (Proposed Disrupted Loans) (inclusive); or

(iv)	any Interim Finance Party becomes or is a Defaulting Lender, then the Obligors' Agent may, on no less than five (5) Business Days' prior written notice (a Replacement Notice) to the Interim Facility Agent and such Interim Finance Party (a Replaced Lender):

(A)	replace a participation of such Replaced Lender by requiring such Replaced Lender to (and such Replaced Lender shall) transfer pursuant to Clause 22 (Changes to Parties) on such dates as specified in the Replacement Notice all or part of its rights and obligations under this Agreement to an Interim Lender constituting a New Interim Lender under Clause 22.2 (Transfers by Interim Lenders) (a Replacement Lender) selected by the Obligors' Agent, which confirms its (or their) willingness to assume and does assume all or part of the obligations of the Replaced Lender (including the assumption of the Replaced Lender's participations or unfunded or undrawn participations (as the case may be) on the same basis as the Replaced Lender) for a purchase price in cash payable at the time of transfer in an amount equal to the applicable outstanding principal amount of such Replaced Lender's participation in the outstanding Interim Utilisations and all related accrued interest, Break Costs and other amounts payable in relation thereto under the Interim Finance Documents in respect of such transferred participation; and/or

(B)	prepay on such dates as specified in the Replacement Notice all or any part of such Interim Lender's participation in the outstanding Interim Utilisations and all related accrued interest, Break Costs and other amounts payable in relation thereto under the Interim Finance Documents in respect of such participation; and/or cancel all or part of the undrawn Interim Commitments of that Replaced Lender on such dates as specified in the Replacement Notice.

(b)	Any notice delivered under paragraph (a) above (or any subsequent notice for this purpose, as applicable) may be accompanied by a Transfer Certificate complying with Clause 22.4 (Procedure for transfer) and/or an Assignment Agreement complying with Clause 22.5 (Procedure for assignment) and any other related documentation to effect the transfer or assignment, which Transfer Certificate, Assignment Agreement and any other related documentation to effect the transfer or assignment (if attached) shall be promptly (and by no later than three (3) Business Days from receiving such Transfer Certificate, Assignment Agreement and any other related documentation) executed by the relevant Replaced Lender and returned to the Obligors' Agent.

(c)	Notwithstanding the requirements of Clause 22 (Changes to Parties) or any other provisions of the Interim Finance Documents, if a Replaced Lender does not execute and/or return a Transfer Certificate, an Assignment Agreement and any other related documentation to effect the transfer or assignment as required by paragraph (b) above within three (3) Business Days of delivery by the Obligors' Agent, the relevant transfer or transfers or assignment and assignments shall automatically and immediately be effected for all purposes under the Interim Finance Documents on payment of the replacement amount to the Interim Facility Agent (for the account of the relevant Replaced Lender), and the Interim Facility Agent may (and is authorised by each Interim Finance Party to) execute, without requiring any further consent or action from any other party, a Transfer Certificate, Assignment Agreement and any other related documentation to effect the transfer or assignment on behalf of the relevant Replaced Lender which is required to transfer its rights and obligations or assign its rights under this Agreement pursuant to paragraph (a) above which shall be effective for the purposes of Clause 22.4 (Procedure for transfer) and Clause 22.5 (Procedure for assignment). The Interim Facility Agent shall not be liable in any way for any action taken by it pursuant to this paragraph 1 and, for the avoidance of doubt, the provisions of Clause 15.4 (Exoneration of the Arrangers and the Agents) shall apply in relation thereto.

(d)	If the Obligors' Agent or the Interim Facility Agent (at the request of the Obligors' Agent) has requested the Interim Lenders to give a consent in relation to, or to agree to a release, waiver or amendment of, any provisions of the Interim Finance Documents or other vote of the Interim Lenders under the terms of this Agreement, where the requested consent, release, waiver or amendment is one which requires greater than Majority Interim Lender consent pursuant to this Agreement and has been agreed to by the Majority Interim Lenders, then any Interim Lender who has not consented or agreed (or fails to reject) to such request by the end of the period of ten (10) Business Days (or any other period of time notified by the Obligors' Agent, with the prior agreement of the Interim Facility Agent if the period for this provision to operate is less than ten (10) Business Days) of a request being made such Interim Lender shall be deemed a Non-Consenting Lender.

(e)	If any Non-Consenting Lender fails to assist with any step required to implement the Obligors' Agent's right to prepay that Non-Consenting Lender or to replace that Non-Consenting Lender pursuant to this paragraph 1 within three (3) Business Days of a request to do so by the Obligors' Agent, then that Non-Consenting Lender shall be automatically excluded from participating in that vote, and its participations, Interim Commitments and vote (as the case may be) shall not be included (or, as applicable, required) with the Total Interim Commitments or otherwise when ascertaining whether the approval of Majority Interim Lenders, all Interim Lenders, or any other class of Interim Lenders (as applicable) has been obtained with respect to that request for a consent or agreement; and its status as an Interim Lender shall be disregarded for the purpose of ascertaining whether the agreement or any specified group of Interim Lenders has been obtained to approve the request.

2.	Increase

(a)	The Obligors' Agent may by giving prior notice to the Interim Facility Agent after the effective date of a cancellation of:

(i)	the undrawn Interim Commitments of a Defaulting Lender in accordance with paragraph 3 of Part II (Defaulting Lender) of this Schedule 6; or

(ii)	the Interim Commitments of an Interim Lender in accordance with Clause 10.3 (Illegality) or paragraph 1 (Replacement of an Interim Lender) above,

request that the Interim Commitments relating to any Interim Facility be increased (and the Interim Commitments relating to that Interim Facility shall be so increased) up to the amount of the undrawn Interim Commitments or Interim Commitments relating to that Interim Facility so cancelled as described in the following paragraphs.

(b)	Following a request as described in paragraph (a) above:

(i)	the increased Interim Commitments will be assumed by one or more Interim Lenders or other banks, financial institutions, trusts, funds or other entities (each an Increase Lender) selected by the Obligors' Agent and each of which confirms in writing (whether in the relevant Increase Confirmation or otherwise) its willingness to assume and does assume all the obligations of an Interim Lender corresponding to that part of the increased Interim Commitments which it is to assume, as if it had been an Original Interim Lender;

(ii)	each of the Obligors and any Increase Lender shall assume obligations towards one another and/or acquire rights against one another as the Obligors and the Increase Lender would have assumed and/or acquired had the Increase Lender been an Original Interim Lender;

(iii)	each Increase Lender shall become a Party as an Interim Lender and any Increase Lender and each of the other Interim Finance Parties shall assume obligations towards one another and acquire rights against one another as that Increase Lender and those Interim Finance Parties would have assumed and/or acquired had the Increase Lender been an Original Interim Lender;

(iv)	the Interim Commitments of the other Interim Lenders shall continue in full force and effect; and

(v)	any increase in the Interim Commitments relating to an Interim Facility shall take effect on the date specified by the Obligors' Agent in the notice referred to above or any later date on which the conditions set out in paragraph (c) below are satisfied.

(c)	An increase in the Interim Commitments relating to an Interim Facility will only be effective on:

(i)	the execution by the Interim Facility Agent of an Increase Confirmation from the relevant Increase Lender;

(ii)	in relation to an Increase Lender which is not an Interim Lender immediately prior to the relevant increase the Interim Facility Agent being satisfied that it has complied with all necessary "know your customer" or other similar checks under all applicable laws and regulations in relation to the assumption of the increased Interim Commitments by that Increase Lender. The Interim Facility Agent shall promptly notify the Obligors' Agent and the Increase Lender upon being so satisfied.

(d)	Each Increase Lender, by executing the Increase Confirmation, confirms that the Interim Facility Agent has authority to execute on its behalf any amendment or waiver that has been approved by or on behalf of the requisite Interim Lender or Interim Lenders in accordance with this Agreement on or prior to the date on which the increase becomes effective.

(e)	The Interim Facility Agent shall, as soon as reasonably practicable after it has executed an Increase Confirmation, send to the Obligors' Agent a copy of that Increase Confirmation.

(f)	Clause 22.3 (Limitation of responsibility of Existing Interim Lenders) shall apply mutatis mutandis in this paragraph 2 in relation to an Increase Lender as if references in that Clause to:

(i)	an Existing Interim Lender were references to all the Interim Lenders immediately prior to the relevant increase;

(ii)	the New Interim Lender were references to that Increase Lender; and

(iii)	a re-transfer and re-assignment were references to respectively a transfer and assignment.

Part IV
Form of Increase Confirmation

To:	[●] as Interim Facility Agent, [●] as Interim Security Agent and [●] as Borrower

From:	[●] (the Increase Lender)

Dated:	[●]

[Company] – Interim Facilities Agreement dated [●] (as amended from time to time) (the Interim Facilities Agreement)

1.	We refer to the Interim Facilities Agreement. This agreement (the Agreement) shall take effect as an Increase Confirmation for the purpose of the Interim Facilities Agreement. Terms defined in the Interim Facilities Agreement have the same meaning in this Agreement unless given a different meaning in this Agreement.

2.	We refer to paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impaired Agent, Replacement of an Interim Facility Agent, Defaulting Lender, Replacement of an Interim Lender / Increase,) of the Interim Facilities Agreement.

3.	The Increase Lender agrees to assume and will assume all of the obligations corresponding to the Interim Commitment specified in the Schedule (the Relevant Commitment) as if it was an Original Interim Lender under the Interim Facilities Agreement.

4.	The proposed date on which the increase in relation to the Increase Lender and the Relevant Commitment is to take effect (the Increase Date) is [●].

5.	On the Increase Date, the Increase Lender becomes party to the relevant Interim Finance Documents as an Interim Lender.

6.	The Facility Office, address, email address and attention details for notices to the Increase Lender for the purposes of Clause 18.1 (Mode of service) of the Interim Facilities Agreement are set out in the Schedule.

7.	The Increase Lender expressly acknowledges the limitations on the Interim Lenders' obligations referred to in paragraph (f) of paragraph 2 (Increase) of Part III (Replacement of an Interim Lender / Increase) of Schedule 6 (Impairment and Replacement of Interim Finance Parties) of the Interim Facilities Agreement.

8.	The Increase Lender confirms, for the benefit of the Interim Facility Agent, that it is:

(a)	in respect of a Non-US Obligor whose Tax Jurisdiction is [●] it is:

(i)	[not a Qualifying Non-US Interim Lender,]

(ii)	[a Qualifying Non-US Interim Lender (other than a Treaty Interim Lender),]

(iii)	[a Treaty Interim Lender]; and

(b)	in respect of a US Obligor:

(i)	[not a Qualifying US Interim Lender,]

(ii)	[a Qualifying US Interim Lender.]

9.	This Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

10.	This Agreement and any non-contractual obligations arising out of or in connection with it are governed by [English] law.

11.	This Agreement has been entered into on the date stated at the beginning of this Agreement.

Note:	The execution of this Increase Confirmation may not be sufficient for the Increase Lender to obtain the benefit of the Interim Security in all jurisdictions. It is the responsibility of the Increase Lender to ascertain whether any other documents or other formalities are required to obtain the benefit of the Interim Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

The Schedule to the Increase Confirmation

Relevant Commitment/rights and obligations to be assumed by the Increase Lender

[INSERT RELEVANT DETAILS]

[Facility office address, email address and attention details for notices and account details for payments]

[Increase Lender]

By:

This Agreement is accepted as an Increase Confirmation for the purposes of the Interim Facilities Agreement by the Interim Facility Agent.

[Interim Facility Agent]

By:

Part V
Definitions

Capitalised terms in this Schedule 6 shall have the meanings ascribed to such terms in Schedule 1 (Definitions and Interpretation) and this Part V, as applicable.

Acceptable Bank means a bank or financial institution which has a long-term credit rating of at least BBB by Standard & Poor's Rating Services or Fitch Ratings Ltd or at least Baa3 by Moody's Investor Services Limited or a comparable rating from an internationally recognised credit rating agency; or any Interim Finance Party or any Affiliate of an Interim Finance Party.

Defaulting Lender means any Interim Lender:

(a)	which has failed to make its participation in an Interim Loan available (or has notified the Interim Facility Agent or the Obligors' Agent (which has notified the Interim Facility Agent) that it will not make its participation in an Interim Loan available) by the Drawdown Date of that Interim Loan in accordance with Clause 6.3 (Advance of Interim Loans) or which has failed to provide cash collateral;

(b)	which has otherwise rescinded or repudiated an Interim Finance Document; or

(c)	with respect to which an Insolvency Event has occurred and is continuing.

Impaired Agent means an Agent at any time when:

(a)	it has failed to make (or has notified a Party that it will not make) a payment required to be made by it under the Interim Finance Documents by the due date for payment;

(b)	the Agent otherwise rescinds or repudiates an Interim Finance Document;

(c)	(if the Agent is also an Interim Lender) it is a Defaulting Lender under paragraphs (a) or (b) of the definition of Defaulting Lender; or

(d)	an Insolvency Event has occurred and is continuing with respect to the Agent, unless, in the case of paragraph (a) above:

(i)	its failure to pay is caused by administrative or technical error or a Disruption Event and payment is made within three (3) Business Days of its due date; or

(ii)	the Agent is disputing in good faith whether it is contractually obliged to make the payment in question.

Increase Confirmation means a confirmation substantially in the form set out in Part IV (Form of Increase Confirmation) of this Schedule 6.

Insolvency Event in relation to an entity means that the entity:

(a)	is dissolved (other than pursuant to a consolidation, amalgamation or merger);

(b)	becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due;

(c)	makes a general assignment, arrangement or composition with or for the benefit of its creditors;

(d)	institutes or has instituted against it, by a regulator, supervisor or any similar official with primary insolvency, rehabilitative or regulatory jurisdiction over it in the jurisdiction of its incorporation or organisation or the jurisdiction of its head or home office, a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation by it or such regulator, supervisor or similar official;

(e)	has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition is instituted or presented by a person or entity not described in paragraph (d) above and:

(i)	results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation; or

(ii)	is not dismissed, discharged, stayed or restrained in each case within thirty (30) days of the institution or presentation thereof;

(f)	has exercised in respect of it one or more of the stabilisation powers pursuant to Part 1 of the Banking Act 2009 and/or has instituted against it a bank insolvency proceeding pursuant to Part 2 of the Banking Act 2009 or a bank administration proceeding pursuant to Part 3 of the Banking Act 2009;

(g)	has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

(h)	seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;

(i)	has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within thirty (30) days thereafter;

(j)	causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in paragraphs (a) to (i) above; or

(k)	takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts.

Non-Consenting Lender has the meaning given to that term in paragraph (d) of paragraph 1 (Replacement of an Interim Lender) of Part III (Replacement of an Interim Lender / Increase) of this Schedule 6.

Schedule 7
Form of Transfer Certificate

To:	[●] as Interim Facility Agent

From:	[●] (the Existing Interim Lender) and [●] (the New Interim Lender)

Dated:	[●]

[Company] – Interim Facilities Agreement dated [●] (as amended from time to time) (the Interim Facilities Agreement)

1.	We refer to the Interim Facilities Agreement. This is a Transfer Certificate. Terms defined in the Interim Facilities Agreement have the same meaning in this Transfer Certificate unless given a different meaning in this Transfer Certificate.

2.	We refer to Clause 22.4 (Procedure for transfer) of the Interim Facilities Agreement:

(a)	The Existing Interim Lender and the New Interim Lender agree to the Existing Interim Lender transferring to the New Interim Lender by novation all or part of the Existing Interim Lender's Interim Commitments, rights and obligations referred to in the Schedule in accordance with Clause 22.4 (Procedure for transfer) of the Interim Facilities Agreement.

(b)	The proposed Transfer Date is [●].

(c)	The Facility Office and address, email address and attention details for notices of the New Interim Lender for the purposes of Clause 18.1 (Mode of service) of the Interim Facilities Agreement are set out in the Schedule.

3.	The New Interim Lender expressly acknowledges the limitations on the Existing Interim Lender's obligations set out in paragraph (c) of Clause 22.3 (Limitation of responsibility of Existing Interim Lenders) of the Interim Facilities Agreement.

4.	The New Interim Lender confirms, for the benefit of the Interim Facility Agent, that:

(a)	in respect of a Non-US Obligor whose Tax Jurisdiction is [●] it is:

(i)	[not a Qualifying Non-US Interim Lender,]

(ii)	[a Qualifying Non-US Interim Lender (other than a Treaty Interim Lender),]

(iii)	[a Treaty Interim Lender]; and

(b)	in respect of a US Obligor:

(i)	[not a Qualifying US Interim Lender.]

(ii)	[a Qualifying US Interim Lender.]

5.	This Transfer Certificate and any non-contractual obligations arising out of or in connection with it are governed by [English] law.

6.	This Transfer Certificate has been entered into on the date stated at the beginning of this Transfer Certificate.

Note:	The execution of this Transfer Certificate may not transfer a proportionate share of the Existing Interim Lender's interest in the Interim Security in all jurisdictions. It is the responsibility of the New Interim Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Interim Lender's Interim Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

The Schedule to the Transfer Certificate

Commitment/rights and obligations to be transferred

[INSERT RELEVANT DETAILS]

[Facility office address, email address and attention details for notices and account details for payments]

[Existing Interim Lender]

By:

[New Interim Lender]

By:

This Transfer Certificate is accepted by the Interim Facility Agent and the Transfer Date is confirmed as [●].

[Interim Facility Agent]

By:

Schedule 8
Form of Assignment Agreement

To:	[●] as Interim Facility Agent

From:	[●] (the Existing Interim Lender) and [●] (the New Interim Lender)

Dated:	[●]

[Company] – Interim Facilities Agreement dated [●] (as amended from time to time) (the Interim Facilities Agreement)

1.	We refer to the Interim Facilities Agreement. This is an Assignment Agreement. Terms defined in the Interim Facilities Agreement have the same meaning in this Assignment Agreement unless given a different meaning in this Assignment Agreement.

2.	We refer to Clause 22.5 (Procedure for assignment) of the Interim Facilities Agreement.

3.	The Existing Interim Lender assigns absolutely to the New Interim Lender all the rights of the Existing Interim Lender under the Interim Facilities Agreement, the other Interim Finance Documents and in respect of the Interim Security which correspond to that portion of the Existing Interim Lender's Interim Commitments and participations in Interim Utilisations under the Interim Facilities Agreement as specified in the Schedule;

4.	The Existing Interim Lender is released from all the obligations of the Existing Interim Lender which correspond to that portion of the Existing Interim Lender's Interim Commitments and participations in Interim Utilisations under the Interim Facilities Agreement specified in the Schedule.

5.	The New Interim Lender becomes a Party as an Interim Lender and is bound by obligations equivalent to those from which the Existing Interim Lender is released under paragraph 4 above.

6.	The proposed Transfer Date is [●].

7.	On the Transfer Date the New Interim Lender becomes Party to the Interim Finance Documents as an Interim Lender.

8.	The New Interim Lender expressly acknowledges the limitations on the Existing Interim Lender's obligations set out in paragraph (c) of Clause 22.3 (Limitation of responsibility of Existing Interim Lenders) of the Interim Facilities Agreement.

9.	This Assignment Agreement acts as notice to the Interim Facility Agent (on behalf of each Interim Finance Party) and, upon delivery in accordance with Clause (iv) of the Interim Facilities Agreement, to the Obligors' Agent (on behalf of each Obligor) of the assignment referred to in this Assignment Agreement.

10.	The New Interim Lender confirms, for the benefit of the Interim Facility Agent, that it is:

(a)	in respect of a Non-US Obligor whose Tax Jurisdiction is [●] it is:

(i)	[not a Qualifying Non-US Interim Lender,]

(ii)	[a Qualifying Non-US Interim Lender (other than a Treaty Interim Lender),]

(iii)	[a Treaty Interim Lender]; and

(b)	in respect of a US Obligor:

(i)	[not a Qualifying US Interim Lender,]

(ii)	[a Qualifying US Interim Lender.]

11.	The Facility Office and address, email address and attention details for notices of the New Interim Lender for the purposes of Clause 18.1 (Mode of service) of the Interim Facilities Agreement are set out in the Schedule.

12.	This Assignment Agreement may be executed in any number of counterparts and this has the same effect as if the signatures on the counterparts were on a single copy of this Assignment Agreement.

13.	This Assignment Agreement and any non-contractual obligations arising out of or in connection with it are governed by [English] law.

14.	This Assignment Agreement has been entered into on the date stated at the beginning of this Assignment Agreement.

Note:	The execution of this Assignment Agreement may not transfer a proportionate share of the Existing Interim Lender's interest in the Interim Security in all jurisdictions. It is the responsibility of the New Interim Lender to ascertain whether any other documents or other formalities are required to perfect a transfer of such a share in the Existing Interim Lender's Interim Security in any jurisdiction and, if so, to arrange for execution of those documents and completion of those formalities.

The Schedule to the Assignment Agreement

Commitment/rights and obligations to be transferred by assignment, release and accession

[INSERT RELEVANT DETAILS]

[Facility office address, email address and attention details for notices and account details for payments]

[Existing Interim Lender]

By:

[New Interim Lender]

By:

This Assignment Agreement is accepted by the Interim Facility Agent and the Transfer Date is confirmed as [●].

[Signature of this Assignment Agreement by the Interim Facility Agent constitutes confirmation by the Interim Facility Agent of receipt of notice of the assignment referred to herein, which notice the Interim Facility Agent receives on behalf of each Interim Finance Party.]

[Interim Facility Agent]

By:

Schedule 9
Bank Guarantees

Part I
Utilisation

1.	Purpose

The Interim Revolving Facility shall be available for utilisation by way of Bank Guarantees for the purposes referred to in paragraph (b) of Clause 3.3 (Purpose) of this Agreement.

2.	Delivery of a Bank Guarantee Request

(a)	The Borrower may request a Bank Guarantee by delivery to the Interim Facility Agent of a duly completed Bank Guarantee Request.

(b)	Each Bank Guarantee Request is, once given, irrevocable.

(c)	Unless otherwise agreed by the Interim Facility Agent, the latest time for receipt by the Interim Facility Agent of a duly completed Bank Guarantee Request is 11.00 a.m. (New York time) one Business Day before the proposed Drawdown Date.

(d)	The Borrower may not deliver a Bank Guarantee Request if as a result of the proposed Bank Guarantee the number of Bank Guarantees outstanding under this Agreement (excluding for this purpose any Bank Guarantee issued to replace or counter-indemnify any existing guarantee or similar assurance against financial loss issued by or in respect of the Target Group) would exceed fifteen (15).

3.	Completion of a Bank Guarantee Request

A Bank Guarantee Request will not be regarded as having been duly completed unless:

(a)	it specifies the identity of the Issuing Bank;

(b)	the proposed Drawdown Date is a Business Day within the relevant Interim Revolving Facility Availability Period;

(c)	the currency of the Bank Guarantee requested is euros, Sterling or US Dollars or any other currency agreed between the Obligors' Agent and the applicable Issuing Bank;

(d)	the form of Bank Guarantee is attached;

(e)	the delivery instructions for the Bank Guarantee are specified;

(f)	the Base Currency Amount of the Bank Guarantee requested, when aggregated with the Base Currency Amount of each other Interim Revolving Facility Utilisation made or due to be made on or before the proposed Drawdown Date (but excluding any part of any Interim Revolving Facility Utilisation prepaid or due to be prepaid on or before the proposed Drawdown Date), does not exceed the Total Interim Revolving Facility Commitments; and

(g)	the Issuing Bank is not precluded from issuing a Bank Guarantee by law or regulation or its internal policies to the beneficiary of the Bank Guarantee.

4.	Issue of Bank Guarantees

(a)	The Interim Facility Agent must promptly notify the relevant Issuing Bank of the details of a requested Bank Guarantee.

(b)	If the conditions set out in this Agreement have been met, the relevant Issuing Bank shall issue the Bank Guarantee on the Drawdown Date.

(c)	Each Interim Revolving Facility Lender will participate in each Bank Guarantee in the proportion which its Interim Revolving Facility Commitment bears to the Total Interim Revolving Facility Commitments immediately before the issue of that Bank Guarantee.

(d)	The obligation of any Issuing Bank to issue a Bank Guarantee is subject to the condition that on the Drawdown Date the conditions precedent referred to in Clause 3.1 (Conditions Precedent) have been satisfied or, as the case may be, waived. The provisions of Clause 3.1 (Conditions Precedent) shall apply to each Issuing Bank in respect of any Bank Guarantee issued or to be issued by that Issuing Bank.

Part II
Bank Guarantees

1.	Immediately payable

If a Bank Guarantee or any amount outstanding under a Bank Guarantee is expressed to be immediately payable, the Borrower shall repay or prepay that amount within two (2) Business Days of demand or, if payment is being funded by an Interim Revolving Facility Loan, within four (4) Business Days of demand.

2.	Demands

Each Issuing Bank shall forthwith notify the Interim Facility Agent of any demand received by it under and in accordance with any Bank Guarantee (including details of the Bank Guarantee under which such demand has been received and the amount demanded (if applicable, minus the amount of any cash cover provided in respect of that Bank Guarantee) (the Demand Amount)) and the Interim Facility Agent on receipt of any such notice shall forthwith notify the Borrower and each of the Interim Lenders under the Interim Revolving Facility.

3.	Payments

(a)	The Borrower shall immediately on receipt of any notice from the Interim Facility Agent under paragraph 2 (Demands) above (unless the Borrower notifies the Interim Facility Agent otherwise) be deemed to have delivered to the Interim Facility Agent a duly completed Drawdown Request requesting an Interim Revolving Facility Loan in an amount equal to the Demand Amount which shall be drawn three (3) Business Days following receipt by the Interim Facility Agent of the demand and applied in discharge of the Demand Amount.

(b)	If the Borrower notifies the Interim Facility Agent pursuant to paragraph (a) above that an Interim Loan is not to be drawn in accordance with the provisions of such paragraph, then the Borrower shall within two (2) Business Days after receipt of any notice from the Interim Facility Agent under paragraph 2 (Demands) above pay to the Interim Facility Agent for the account of the relevant Issuing Bank the amount demanded from that Issuing Bank as notified to the Interim Facility Agent in accordance with paragraph 2 (Demands) above less any amount of cash cover provided in respect of the Bank Guarantee under which the relevant Issuing Bank has received demand.

(c)	The Interim Facility Agent shall pay to the relevant Issuing Bank any amount received by it from a Borrower under paragraph (b) above.

4.	Cash cover

Each Issuing Bank is hereby irrevocably authorised by the Borrower following a demand under and in accordance with any Bank Guarantee issued by that Issuing Bank to apply all amounts of cash cover provided in respect of that Bank Guarantee in satisfaction of that Borrower's obligations in respect of that Bank Guarantee.

5.	Fees payable in respect of Bank Guarantees

(a)	The Borrower shall pay to the Interim Facility Agent (for the account of each Interim Lender with an Interim Revolving Facility Commitment) a Bank Guarantee fee in US Dollars computed at the rate equal to the Margin applicable to an Interim Revolving Facility Loan on the outstanding amount of each Bank Guarantee issued on its behalf (less any amount which has been repaid or prepaid) for the period from the issue of that Bank Guarantee until its Expiry Date (or, if earlier, the date of its repayment or cancellation). This fee shall be distributed according to each Interim Lender's pro rata share of that Bank Guarantee. Any accrued Bank Guarantee fee on a Bank Guarantee shall be payable on the Final Repayment Date.

(b)	The Borrower shall pay to the Issuing Bank which issues a Bank Guarantee a fee to be agreed between that Borrower and the relevant Issuing Bank from time to time) on the face amount of that Bank Guarantee (excluding the amount of the share of that Issuing Bank in the Bank Guarantee if that Issuing Bank (or an Affiliate of it) is also a Lender), less any amount which has been repaid or prepaid. That fee shall be payable on the Final Repayment Date.

6.	Claims under a Bank Guarantee

(a)	The Borrower irrevocably and unconditionally authorises each Issuing Bank to pay any claim made or purported to be made under a Bank Guarantee issued by such Issuing Bank and requested by it and which appears on its face to be in order (a claim).

(b)	The Borrower shall, within two (2) Business Days after receipt of demand or, if such payment is being funded by an Interim Revolving Facility Loan, shall within four (4) Business Days of demand, pay to the Interim Facility Agent for the relevant Issuing Bank an amount equal to the amount of any claim (less any cash cover provided in respect of that Bank Guarantee).

(c)	The Borrower acknowledges that the relevant Issuing Bank:

(i)	is not obliged to carry out any investigation or seek any confirmation from any other person before paying a claim;

(ii)	deals in documents only and will not be concerned with the legality of a claim or any underlying transaction or any available set-off, counterclaim or other defence of any person; and

(iii)	if the relevant Issuing Bank, acting reasonably, informs that Borrower not less than two (2) Business Days prior to the issue of a Bank Guarantee that the issue by it of a Bank Guarantee would breach any law, regulation or directive applicable to it, then such Issuing Bank will not be obliged to issue that Bank Guarantee. For the avoidance of doubt, such Issuing Bank will remain Issuing Bank for all other purposes under this Agreement and the Borrower will be free to request any other Interim Lender to become the Issuing Bank in respect of that Bank Guarantee.

(d)	The obligations of the Borrowers under this paragraph 6 will not be affected by:

(i)	the sufficiency, accuracy or genuineness of any claim or any other document; or

(ii)	any incapacity of, or limitation on the powers of, any person signing a claim or other document.

7.	Indemnities

(a)	The Borrower shall immediately (save as referred to in paragraph 1 (Immediately payable) above and paragraph (b) of paragraph 6 (Claims under a Bank Guarantee) above) on demand indemnify an Issuing Bank against any cost, loss or liability incurred by that Issuing Bank (otherwise than by reason of the Issuing Bank's fraud, negligence, wilful misconduct or breach of the terms of this Agreement) in acting as the Issuing Bank under any Bank Guarantee requested by (or on behalf of) that Borrower.

(b)	Each Interim Revolving Facility Lender shall immediately on demand indemnify the relevant Issuing Bank against such Interim Revolving Facility Lender's pro rata proportion of any cost, loss or liability incurred by such Issuing Bank (otherwise than by reason of the Issuing Bank's fraud, negligence, wilful misconduct or breach of the terms of this Agreement) in acting as the Issuing Bank under any Bank Guarantee (unless the relevant Issuing Bank has been reimbursed by an Obligor).

(c)	The Borrower shall immediately on demand reimburse any Interim Revolving Facility Lender for any payment it makes to the Issuing Bank under this paragraph 7 in respect of that Bank Guarantee (otherwise than by reason of such Interim Revolving Facility Lender's fraud, negligence, wilful misconduct or breach of the terms of this Agreement).

(d)	The obligations of each Interim Revolving Facility Lender under this paragraph 7 are continuing obligations and will extend to the ultimate balance of sums payable by that Interim Lender in respect of any Bank Guarantee, regardless of any intermediate payment or discharge in whole or in part.

(e)	The obligations of any Interim Revolving Facility Lender or any Borrower under this paragraph 7 will not be affected by any act, omission, matter or thing which, but for this paragraph 7, would reduce, release or prejudice any of its obligations under this paragraph 7 (whether or not known to it or any other person) including:

(i)	any time, waiver or consent granted to, or composition with, any Obligor, any beneficiary under a Bank Guarantee or other person;

(ii)	the release of any other Obligor or any other person under the terms of any composition or arrangement with any creditor or any Group Company;

(iii)	the taking, variation, compromise, exchange, renewal or release of, or refusal or neglect to perfect, take up or enforce any rights against, or security over assets of, any Obligor, any beneficiary under a Bank Guarantee or other person or any non-presentation or non-observance of any formality or other requirement in respect of any instrument or any failure to realise the full value of any security;

(iv)	any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of an Obligor, any beneficiary under a Bank Guarantee or any other person;

(v)	any amendment (however fundamental) or replacement of an Interim Finance Document, any Bank Guarantee or any other document or security unless in the case of amendments to the Bank Guarantee, the Borrower had not provided its consent to such amendment(s);

(vi)	any unenforceability, illegality or invalidity of any obligation of any person under any Interim Finance Document, any Bank Guarantee (unless such obligation arose by reason of the relevant Issuing Bank's negligence or wilful misconduct) or any other security provided by an Obligor; or

(vii)	any insolvency or similar proceedings.

8.	Repayment

(a)	Subject to paragraph (b) below, if not previously repaid, the Borrower shall repay each Bank Guarantee issued on its behalf in full on the Final Repayment Date.

(b)	Notwithstanding paragraph (a) above and Clause 7 (Repayment and Prepayment) of this Agreement, the relevant Issuing Bank and the Borrower may agree to a Bank Guarantee not being repaid in full on the Final Repayment Date, provided that any such Bank Guarantee shall remain outstanding on a bilateral basis between such parties and not under (or subject to the terms of) the Interim Finance Documents.

9.	Interim Lender as Issuing Bank

An Interim Lender which is also an Issuing Bank shall be treated as a separate entity in those capacities and capable, as an Interim Lender, of contracting with itself as an Issuing Bank.

10.	Rights of contribution

No Obligor will be entitled to any right of contribution or indemnity from any Interim Finance Party for so long as any sum remains payable or capable of becoming payable under the Interim Finance Documents or in respect of any payment it may make under this paragraph 10.

11.	Settlement conditional

Any settlement or discharge between an Interim Lender and an Issuing Bank shall be conditional upon no security or payment to the Issuing Bank by an Interim Lender or any other person on behalf of an Interim Lender being avoided or reduced by virtue of any laws relating to bankruptcy, insolvency, liquidation or similar laws of general application and, if any such security or payment is so avoided or reduced, the Issuing Bank shall be entitled to recover the value or amount of such security or payment from such Interim Lender subsequently as if such settlement or discharge had not occurred.

12.	Exercise of rights

No Issuing Bank shall be obliged before exercising any of the rights, powers or remedies conferred upon it in respect of any Interim Lender by this Agreement or by law:

(a)	to take any action or obtain judgment in any court against any Obligor;

(b)	to make or file any claim or proof in a winding-up or dissolution of any Obligor; or

(c)	to enforce or seek to enforce any other security taken in respect of any of the obligations of any Obligor under this Agreement.

13.	Role of the Issuing Bank

(a)	Nothing in this Agreement constitutes the Issuing Bank as a trustee or fiduciary of any other person.

(b)	The Issuing Bank shall not be bound to account to any Interim Lender for any sum or the profit element of any sum received by it for its own account.

(c)	The Issuing Bank may accept deposits from, lend money to and generally engage in any kind of banking or other business with any Group Company.

(d)	The Issuing Bank may rely on:

(i)	any representation, notice or document believed by it to be genuine, correct and appropriately authorised; and

(ii)	any statement made by a director, authorised signatory or employee of any person regarding any matters which may reasonably be assumed to be within his knowledge or within his power to verify.

(e)	The Issuing Bank may engage, pay for and rely on the advice or services of any lawyers, accountants, surveyors or other experts.

(f)	The Issuing Bank may act in relation to the Interim Finance Documents through its personnel and agents.

(g)	Except where an Interim Finance Document specifically provides otherwise, the Issuing Bank is not responsible for:

(i)	the adequacy, accuracy and/or completeness of any information (whether oral or written) provided under or in connection with any Interim Finance Document or any notice or document delivered in connection with any Interim Finance Document; or

(ii)	the legality, validity, effectiveness, adequacy, completeness or enforceability of any Interim Finance Document or any other agreement or document entered into in connection with any Interim Finance Document.

14.	Exclusion of liability

(a)	Without limiting paragraph (b) below, the Issuing Bank will not be liable for any action taken by it under or in connection with any Interim Finance Document, unless caused by its fraud, negligence, wilful misconduct or breach of the terms of this Agreement.

(b)	No Party (other than the Issuing Bank) may take any proceedings against any officer, employee or agent of the Issuing Bank in respect of any claim it might have against the Issuing Bank or in respect of any act or omission of any kind by that officer, employee or agent in relation to any Interim Finance Document. Any officer, employee or agent of the Issuing Bank may rely on this paragraph 14 in accordance with the Contracts (Rights of Third Parties) Act 1999.

15.	Appointment of additional Issuing Banks

Any Interim Lender which has agreed to the Obligors' Agent's request to be an Issuing Bank pursuant to the terms of this Agreement shall become an Issuing Bank for the purposes of this Agreement upon notifying the Interim Facility Agent and the Obligors' Agent that it has so agreed to be an Issuing Bank and acceding to this Agreement as an Issuing Bank and on making that notification that Interim Lender shall become bound by the terms of this Agreement as an Issuing Bank.

Schedule 10
Form of Bank Guarantee

To:	[●] (the Beneficiary)

Date:	[●]

Irrevocable Standby Letter of Credit no. [●]

At the request of [●], [Issuing Bank] (the Issuing Bank) issues this irrevocable standby Letter of Credit (Letter of Credit) in your favour on the following terms and conditions:

1.	Definitions

In this Letter of Credit:

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in [London, New York and [●]].

Demand means a demand for a payment under this Letter of Credit in the form of the schedule to this Letter of Credit.

Expiry Date means [●].

Total Letter of Credit Amount means [●].

2.	Issuing Bank's agreement

(a)	The Beneficiary may request a drawing or drawings under this Letter of Credit by giving to the Issuing Bank a duly completed Demand. A Demand must be received by the Issuing Bank by 11.00 a.m. (New York time) on the Expiry Date.

(b)	Subject to the terms of this Letter of Credit, the Issuing Bank unconditionally and irrevocably undertakes to the Beneficiary that, within [ten (10)] Business Days of receipt by it of a Demand, it must pay to the Beneficiary the amount demanded in that Demand.

(c)	The Issuing Bank will not be obliged to make a payment under this Letter of Credit if as a result the aggregate of all payments made by it under this Letter of Credit would exceed the Total Letter of Credit Amount.

3.	Expiry

(a)	The Issuing Bank will be released from its obligations under this Letter of Credit on the date (if any) notified by the Beneficiary to the Issuing Bank as the date upon which the obligations of the Issuing Bank under this Letter of Credit are released.

(b)	Unless previously released under paragraph (a) above, on 5.00 p.m.([New York] time) on the Expiry Date, the obligations of the Issuing Bank under this Letter of Credit will cease with no further liability on the part of the Issuing Bank except for any Demand validly presented under the Letter of Credit that remains unpaid.

(c)	When the Issuing Bank is no longer under any further obligations under this Letter of Credit, the Beneficiary must return the original of this Letter of Credit to the Issuing Bank.

4.	Payments

All payments under this Letter of Credit shall be made in [euro] and for value on the due date to the account of the Beneficiary specified in the Demand.

5.	Delivery of Demand

Each Demand shall be in writing, and, unless otherwise stated, may be made by letter, fax or telex and must be received in legible form by the Issuing Bank at its address and by the particular department or office (if any) as follows:

[●]

6.	Assignment

The Beneficiary's rights under this Letter of Credit may not be assigned or transferred.

7.	ISP 98

Except to the extent it is inconsistent with the express terms of this Letter of Credit, this Letter of Credit is subject to the International Standby Practices (ISP 98), International Chamber of Commerce Publication No. 590.

8.	Governing law

This Letter of Credit is governed by [English] law.

9.	Jurisdiction

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Letter of Credit.

Yours faithfully

[Issuing Bank]
By:

Schedule to the Bank Guarantee

Form of Demand

To:	[Issuing Bank]

Date:	[●]

Dear Sirs

Standby Letter of Credit no. [●] issued in favour of [Beneficiary] (the Letter of Credit)

1.	We refer to the Letter of Credit. Terms defined in the Letter of Credit have the same meaning when used in this Demand.

2.	We certify that the sum of [●] is due [and has remained unpaid for at least [ ] Business Days] [under [set out underlying contract or agreement]]. We therefore demand payment of the sum of [●].

3.	Payment should be made to the following account:

Name:	[●]

Account Number:	[●]

Bank:	[●]

4.	The date of this Demand is not later than the Expiry Date.

Yours faithfully

For and on behalf of
[●]
Authorised Signatory for [Beneficiary]

Schedule 11
The Original Interim Lenders

Name of Original Interim Lender	Interim Facility A1 Commitment (USD$)	Interim Facility A2 Commitment (USD$)	Interim Facility B Commitment (USD$)	Interim Revolving Facility Commitment (USD$)
BANK OF AMERICA, N.A.	75,000,000	315,000,000	1,107,000,000	135,000,000
Wells Fargo Bank, N.A.	75,000,000	315,000,000	1,107,000,000	135,000,000
JPMORGAN CHASE BANK, N.A.	0	280,000,000	0	120,000,000
THE BANK OF NOVA SCOTIA	67,500,000	280,000,000	198,000,000	120,000,000
MIZUHO BANK, LTD.	67,500,000	280,000,000	198,000,000	120,000,000
TRUIST BANK	67,500,000	280,000,000	198,000,000	120,000,000
MUFG BANK, LTD.	67,500,000	280,000,000	198,000,000	120,000,000
BNP PARIBAS	52,500,000	210,000,000	108,000,000	90,000,000
BANK OF MONTREAL	52,500,000	210,000,000	108,000,000	90,000,000
FIFTH THIRD BANK	37,500,000	140,000,000	63,000,000	60,000,000
CITIZENS BANK, N.A.	0	140,000,000	0	60,000,000
HSBC BANK USA, NATIONAL ASSOCIATION	37,500,000	140,000,000	63,000,000	60,000,000
SANTANDER BANK, N.A.	37,500,000	140,000,000	63,000,000	60,000,000
SUMITOMO MITSUI BANKING CORPORATION	37,500,000	140,000,000	63,000,000	60,000,000
PNC BANK, NATIONAL ASSOCIATION	37,500,000	140,000,000	63,000,000	60,000,000
CAPITAL ONE, NATIONAL ASSOCIATION	37,500,000	140,000,000	63,000,000	60,000,000
THE HUNTINGTON NATIONAL BANK	0	70,000,000	0	30,000,000
Total	750,000,000	3,500,000,000	3,600,000,000	1,500,000,000

SIGNATURE PAGES RESTATED FOR REFERENCE ONLY

THE BORROWER AND GUARANTOR

/s/ Natalie Derse
for and on behalf of
Nortonlifelock Inc.
as Borrower and Guarantor

Name:	Natalie Derse

Title:	Authorised Signatory

Notice Details

Address:	60 E Rio Salado Pkwy STE 1000, Tempe, AZ 85281

Attention:	The Directors

With a copy to (which shall not constitute notice):

Address:	Kirkland & Ellis International LLP, 30 St Mary Axe, London, EC3A 8AF, United Kingdom
Email:	[***]
Attention:	Kirsteen Nicol / Ambarish Dash

[Amber - Interim Facilities Agreement - Signature Pages]

THE ORIGINAL INTERIM LENDERS

/s/ Lacy Houstoun
for and on behalf of
Wells Fargo Bank, N.A.
as Original Interim Lender

Name:	Lacy Houstoun

Title:	Managing Director

Notice Details

Address:	1700 Lincoln St, 4th Floor, Denver, CO 80203

Email:	[***]

[Amber - Interim Facilities Agreement - Signature Pages]

/s/ Jeannette Lu
for and on behalf of
Bank of America, N.A.
as Original Interim Lender

Name:	Jeannette Lu

Title:	Managing Director

Notice Details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON, TX, 75082

Email:	[***]
Attention:	Anthony Kell

[Amber - Interim Facilities Agreement - Signature Pages]

ARRANGER

/s/ Kevin J Sanders
for and on behalf of
Wells Fargo Securities, LLC
as Arranger

Name:	Kevin J Sanders

Title:	Managing Director

Notice Details

Address:	550 South Tryon Street, Charlotte, North Carolina 28202

Email:	[***]
Attention:	Leveraged Syndicate

[Amber - Interim Facilities Agreement - Signature Pages]

/s/ Dan Alster
for and on behalf of
BofA Securities, Inc.
as Arranger

Name:	Dan Alster

Title:	Managing Director

Notice Details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON, TX, 75082

Email:	[***]
Attention:	Anthony Kell

[Amber - Interim Facilities Agreement - Signature Pages]

THE ORIGINAL ISSUING BANK

/s/ Jeannette Lu
for and on behalf of
Bank of America, N.A.
as Original Issuing Bank

Name:	Jeannette Lu

Title:	Managing Director

Notice Details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON, TX, 75082

Email:	[***]
Attention:	Anthony Kell

[Amber - Interim Facilities Agreement - Signature Pages]

THE INTERIM FACILITY AGENT

/s/ Anthony W Kell
for and on behalf of
Bank of America, N.A.
as Interim Facility Agent

Name:	Anthony W Kell

Title:	Vice President

Notice Details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON, TX, 75082

Email:	[***]
Attention:	Anthony Kell

[Amber - Interim Facilities Agreement - Signature Pages]

THE INTERIM SECURITY AGENT

/s/ Anthony W Kell
for and on behalf of
Bank of America, N.A.
as Interim Security Agent

Name:	Anthony W Kell

Title:	Vice President

Notice Details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON, TX, 75082

Email:	[***]
Attention:	Anthony Kell

[Amber - Interim Facilities Agreement - Signature Pages]

SIGNATORIES

BORROWER

/s/ Natalie Derse
for and on behalf of
NORTONLIFELOCK INC.

Name:	Natalie Derse

Title:	Authorised Signatory

[Signature page to Amendment and Restatement Agreement]

ARRANGERS

/s/ Dan Alster
for and on behalf of
BOFA SECURITIES, INC.
as Arranger

Name:	Dan Alster

Title:	Managing Director

Notice Details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON, TX, 75082

Email:	[***]

Attention:	Anthony Kell

[Signature page to Amendment and Restatement Agreement]

By:	/s/ TJ An

for and on behalf of

WELLS FARGO SECURITIES, LLC
as Arranger

Name: TJ An

Title: Vice President

Notice Details

Address:	550 South Tryon Street, Charlotte, North Carolina 28202

Email:	[***]

Attention:	Leveraged Syndicate

[Signature page to Amendment and Restatement Agreement]

EXISTING INTERIM LENDERS

/s/ Artie Dighe
for and on behalf of

BANK OF AMERICA, N.A.
as Existing Interim Lender

Name: Artie Dighe

Title: Director

[Signature page to Amendment and Restatement Agreement]

/s/ Lacy Houstoun
for and on behalf of

WELLS FARGO BANK, N.A.
as Existing Interim Lender

Name: Lacy Houstoun

Title: Managing Director

Notice details

Address: 1700 Lincoln St, 4th Floor, Denver, CO 80203

Email: [***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Darren Santos
for and on behalf of

HSBC Bank USA, National Association
as Acceding Interim Lender

Name: Darren Santos

Title: Senior Vice President, 22672

Notice details

Address: One Embarcadero Center, Suite 3400, San Francisco, CA 94111
Email: [***]
Attention: Darren Santos
Telephone: [***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Karl Thomasma
for and on behalf of

PNC BANK, NATIONAL ASSOCIATION
as Acceding Interim Lender

Name: Karl Thomasma

Title: Senior Vice President

Notice details

Address: 1144 15th Street, Suite 2550 Denver, CO 80202
Email: [***]
Attention: Karl Thomasma
Telephone: [***]

[Signature page to Amendment and Restatement Agreement]

/s/ Matthew Cheung
for and on behalf of

JPMorgan Chase Bank, N.A.
as Acceding Interim Lender

Name: Matthew Cheung

Title: Vice President

Notice details

Address: 383 Madison Avenue, 24th Floor, New York, NY 10179

Email: [***]

Attention: Matthew Cheung

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Michael Kus

for and on behalf of

BANK OF MONTREAL
as Acceding Interim Lender

Name: Michael Kus

Title: Managing Director

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Martin Rohan

for and on behalf of

Citizens Bank, N.A. as Acceding Interim Lender

Name: Martin Rohan

Title: Senior Vice President

Notice details

Address:	27777 Franklin Road, Suite 1900, Southfield, MI 48034
Email:	[***]
Attention:	Jonathan Gleit
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Suzanne Rode

for and on behalf of

Fifth Third Bank, National Association as Acceding Interim Lender

Name: Suzanne Rode

Title: Managing Director

Notice details

Address:	2029 Century Park East, Suite 1010, Los Angeles, California 90067
Email:	[***]
Attention:	Suzanne Rode
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ John Davies

for and on behalf of

Mizuho Bank, Ltd. as Acceding Interim Lender

Name: John Davies

Title: Authorized Signatory

Notice details

Address:	1271 Avenue of the Americas, New York, NY 10017
Email:	[***]
Attention:	Leo Pau
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Michelle Moosally

for and on behalf of

SANTANDER BANK, N.A.
as Acceding Interim Lender

Name: John Davies

Title: Senior Deputy General Counsel

ACCEDING INTERIM LENDERS

/s/ Patrick McMullan

for and on behalf of

The Huntington National Bank as Acceding Interim Lender

Name: Patrick McMullan

Title: Director

Notice details

Address:	The Huntington National Bank 5555 Cleveland Ave., GW1W26 Columbus, OH 43231
Email:	[***]
Attention:	Debbie Cabungcal
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Khrystyna Manko

for and on behalf of

THE BANK OF NOVA SCOTIA as Acceding Interim Lender

Name: Khrystyna Manko

Title: Director

Notice details

Address:	250 Vesey Street, 23rd Floor, New York, NY 10281
Email:	[***]
Attention:	Khrystyna Manko
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Sam Baruch

for and on behalf of

Capital One, National Association
as Acceding Interim Lender

Name: Sam Baruch

Title: Director

Notice details

Address:	299 Park Avenue New York, NY 10171
Email:	[***]
Attention:	Andrew Burke
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Yen Hua

for and on behalf of MUFG Bank, Ltd.
as Acceding Interim Lender

Notice details

Address:	1221 Avenue of the Americas, New York, NY 10020
Email:	[***]
Attention:	Agency Desk
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Guillaume Saban

for and on behalf of

BNP Paribas

as Acceding Interim Lender

Name: Guillaume Saban

Title: Director

/s/ Theodore Olson

for and on behalf of

BNP Paribas

as Acceding Interim Lender

Name: Theodore Olson

Title: Managing Director

Notice details

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, LOC’s.

Contact: Loan Administrator Phone Number: [***]

Fax Number: [***]

Email: [***]

[Signature page to Amendment and Restatement Agreement]

ACCEDING INTERIM LENDERS

/s/ Gail Motonaga

for and on behalf of

SUMITOMO MITSUI BANKING CORPORATION
as Acceding Interim Lender

Name: Gail Motonaga

Title: Executive Director

Notice details

Address:	601 S. Figueroa St. #1800, Los Angeles, CA 90017
Email:	[***]
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

/s/ Carlos Cruz

for and on behalf of

TRUIST BANK
as Acceding Interim Lender

Name: Carlos Cruz

Title: Director

Notice details

Address:	303 Peachtree St 25th Floor, Atlanta GA 30308
Email:	[***]
Attention:	Michelle Youngblood
Telephone:	[***]

[Signature page to Amendment and Restatement Agreement]

INTERIM FACILITY AGENT

/s/ Anthony W. Kell

for and on behalf of

BANK OF AMERICA, N.A. as Interim Facility Agent

Name: Anthony W. Kell

Title: Vice President

Notice details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON,TX, 75082
Email:	[***]
Attention:	Anthony Kell

[Signature page to Amendment and Restatement Agreement]

INTERIM SECURITY AGENT

/s/ Anthony W. Kell

for and on behalf of

BANK OF AMERICA, N.A.
as Interim Security Agent

Name: Anthony W. Kell

Title: Vice President

Notice details

Address:	TX2-984-03-26, BUILDING C, 2380 PERFORMANCE DR RICHARDSON,TX, 75082
Email:	[***]
Attention:	Anthony Kell

[Signature page to Amendment and Restatement Agreement]

Exhibit 10.02

BANK OF AMERICA, N.A. BOFA SECURITIES, INC. One Bryant Park New York, NY 10036	WELLS FARGO SECURITIES, LLC WELLS FARGO BANK, N.A. 550 South Tryon Street Charlotte, NC 28202	JPMORGAN CHASE BANK, N.A. 383 Madison Avenue New York, NY 10179
THE BANK OF NOVA SCOTIA 40 King Street West, 62nd Floor Toronto, Ontario, Canada M5W 2X6	MIZUHO BANK, LTD. 1271 Avenue of the Americas New York, NY 10020	TRUIST SECURITIES, INC. TRUIST BANK 3333 Peachtree Rd. 10th Floor, South Tower Atlanta, GA 30326
MUFG BANK, LTD. 1221 Avenue of the Americas New York, New York 10020	BNP PARIBAS BNP PARIBAS SECURITIES CORP. 787 Seventh Avenue New York, NY 10019	BANK OF MONTREAL BMO CAPITAL MARKETS CORP. 3 Times Square New York, New York 10036
FIFTH THIRD BANK, NATIONAL ASSOCIATION 201 N. Tryon Street, 17th Floor Charlotte, NC 28202	CITIZENS BANK, N.A. 28 State Street Boston, Massachusetts 02109	HSBC BANK USA, NATIONAL ASSOCIATION 452 Fifth Avenue New York, NY 10018
SANTANDER BANK, N.A. 75 State Street Boston, MA 02019	SUMITOMO MITSUI BANKING CORPORATION 277 Park Avenue New York, New York 10172	PNC BANK, NATIONAL ASSOCIATION PNC CAPITAL MARKETS LLC 300 Fifth Avenue The Tower at PNC Plaza Pittsburgh, Pennsylvania 15222
CAPITAL ONE, NATIONAL ASSOCIATION 299 Park Avenue, 23rd Floor New York, New York 10171		THE HUNTINGTON NATIONAL BANK 41 South High Street Columbus, Ohio 43287

September 1, 2021

NortonLifeLock Inc. (the “Borrower”, the “Company” or “you”)

60 E. Rio Salado Parkway, Suite 1000

Tempe, Arizona 85281

Attention: Sameer Sood

Project Amber

Amended and Restated Commitment Letter

Ladies and Gentlemen:

You have advised Bank of America, N.A. (“Bank of America”), BofA Securities, Inc. (“BofA Securities”), Wells Fargo Securities, LLC (“Wells Fargo Securities”), Wells Fargo Bank, N.A. (“Wells Fargo Bank”), JPMorgan Chase Bank, N.A. (“JPMorgan”), The Bank of Nova Scotia (“Scotiabank”), Mizuho Bank, Ltd. (“Mizuho”), Truist Bank (“Truist Bank”), Truist Securities, Inc. (“Truist Securities” and, together with Truist Bank, “Truist”), MUFG Bank, Ltd. (together with MUFG Union Bank, N.A., MUFG Securities Americas Inc. and/or any other affiliates or subsidiaries as they collectively deem appropriate to provide the services referred to herein “MUFG”), BNP Paribas (“BNPP”), BNP Paribas Securities Corp. (“BNPS” and, together with BNPP, “BNP”), Bank of Montreal (“BMO”), BMO Capital Markets Corp. (“BMOCM” and together with BMO, “BMO”), Fifth Third Bank, National Association (“Fifth Third”), Citizens Bank, N.A. (“Citizens”), HSBC Bank USA, National Association (“HSBC”), Santander Bank, N.A. (“Santander”), Sumitomo Mitsui Banking Corporation (“SMBC”), PNC Bank, National Association (“PNC Bank”), PNC Capital Markets LLC (“PNCCM” and, together with PNC Bank, “PNC”) Capital One, National Association (“Capital One”), and The Huntington National Bank, (“Huntington” and, together with Bank of America, BofA Securities, Wells Fargo Bank, Wells Fargo Securities, JPMorgan, Scotiabank, Mizuho, Truist, MUFG, BNP, BMO, Fifth Third, Citizens, HSBC, Santander, SMBC, PNC and Capital One, “we”, “us” or the “Commitment Parties”)that you intend to acquire, directly or indirectly (including through a newly created entity (“Bidco”)), up to 100% of the issued share capital (the “Target Shares”) in an entity previously identified to us by you as “Amber” (“Amber) pursuant to a Scheme or Offer and, if applicable, a Squeeze-Out (in each case, as defined in the Term Sheet) or any other acquisition of shares in Amber (collectively, the “Acquisition”). You have further advised us that, in connection with the foregoing, you intend to consummate the other Transactions described in the Transaction Description attached hereto as Exhibit A (the “Transaction Description”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Transaction Description or the Summary of Principal Terms and Conditions attached hereto as Exhibit B (the “Term Sheet”; this commitment letter, the Transaction Description and the Term Sheet, the form of interim facilities agreement attached hereto as Exhibit C (the “Agreed Form IFA”), collectively, the “Commitment Letter” and together with the Fee Letter (as defined below), the “Commitment Documents”). This Commitment Letter amends, restates and supersedes as of the date hereof the Commitment Letter, dated as of August 10, 2021 (the “Original Commitment Letter”), among Bank of America, BofA Securities, Wells Fargo Securities, Wells Fargo Bank and you; provided that, notwithstanding anything to the contrary herein, Bank of America, BofA Securities, Wells Fargo Securities and Wells Fargo Bank shall be entitled to the benefits of the indemnification and expense reimbursement provisions of this Commitment Letter as if they were in effect from the date of the Original Commitment Letter. As used herein or in the Fee Letter, “Original Commitment Parties” means Bank of America, BofA Securities, Wells Fargo Bank and Wells Fargo Securities, collectively.

1.          Commitments.

In connection with the Transactions, (a) each of Bank of America, Wells Fargo Bank, Scotiabank, Mizuho, Truist Bank, MUFG, BNPP, BMO, Fifth Third, HSBC, Santander, SMBC, PNC Bank, and Capital One, (in such capacity, each an “Initial TLB Lender” and, collectively, the “Initial TLB Lenders”) is pleased to advise you of its, several but not joint, commitment to provide the percentage set forth opposite its name on Schedule I hereto under the heading “Initial TLB Commitment” of the entire aggregate principal amount of the TLB Facility (and hereby commits to provide the corresponding proportion of any increase or differing amounts required as a result of the exercise of the interest rate flex provisions of the amended and restated fee letter dated the date hereof by and among us and you, (the “Fee Letter”) (which Fee Letter amends and restates, as of the date hereof, the Fee Letter, dated as of August 10, 2021 (the “Original Fee Letter”), among Bank of America, BofA Securities, Wells Fargo Securities, Wells Fargo Bank and you)), (b) each of Bank of America, Wells Fargo Bank, JPMorgan, Scotiabank, Mizuho, Truist Bank, MUFG, BNPP, BMO, Fifth Third, Citizens, HSBC, Santander, SMBC, PNC Bank, Capital One, and Huntington (in such capacity, each an “Initial TLA Lender” and, collectively, the “Initial TLA Lenders”) is pleased to advise you of its, several but not joint, commitment to provide the percentages set forth opposite its name on Schedule I hereto under the headings “Initial TLA Commitment” and “Initial Cash Bridge Commitment” of the entire aggregate principal amount of the 5-Year TLA and TLA Cash Bridge, respectively (and hereby commits to provide the corresponding proportion of any increase or differing amounts required as a result of the exercise of the interest rate flex provisions of the Fee Letter) and (c) each of Bank of America, Wells Fargo Bank, JPMorgan, Scotiabank, Mizuho, Truist Bank, MUFG, BNPP, BMO, Fifth Third, Citizens, HSBC, Santander, SMBC, PNC Bank, Capital One, and Huntington (in such capacity, each an “Initial Revolving Lender” and, collectively, the “Initial Revolving Lenders” and, together with the Initial TLB Lenders and the Initial TLA Lenders, the “Initial Lenders) is pleased to advise you of its, several but not joint, commitment to provide the percentage set forth opposite its name on Schedule I hereto under the heading “Initial Revolving Commitment” of the entire aggregate principal amount of the Revolving Facility, in each case on the terms set forth herein and subject only to the satisfaction or waiver of the Limited Conditionality Provisions (as defined below). If the Borrower elects to affect an Existing Credit Agreement Amendment (as defined in Exhibit A), the commitments in respect of the Term Loan A Facility and Revolving Facility shall be reduced and the terms applicable to the Outstanding TLA Loans (as defined in Exhibit A) shall be modified, in each case, as further set forth in clause (d) of Exhibit A.

2	[Commitment Letter]

In connection with the Transactions, each of the Commitment Parties is also pleased to confirm that, prior to the date of this Commitment Letter, it has executed and delivered to the Borrower an amended and restated interim facilities agreement (the “Interim Facilities Agreement”), in respect of (a) its, several but not joint, commitment to provide the percentage set forth opposite its name on Schedule II hereto under the heading “Interim TLB Commitment” of the entire aggregate principal amount of the $3,600 million interim term loan B facility (the “Interim TLB Facility”; any commitments thereunder, the "Interim TLB Commitments"), (b) its, several but not joint, commitment to provide the percentages set forth opposite its name on Schedule II hereto under the headings “Interim TLA Commitment” and “Interim Cash Bridge Commitment” of the entire aggregate principal amount of the $3,500 million interim term loan A facility and the $750 million interim cash bridge facility, respectively (collectively, the "Interim TLA Facilities"; any commitments under the Interim TLA Facilities, the "Interim TLA Commitments") and (c) its, several but not joint, commitment to provide the percentage set forth opposite its name on Schedule II hereto under the heading “Interim Revolving Commitment” of the entire aggregate principal amount of the $1,500 million interim revolving facility (the "Interim Revolving Facility" and, together with the Interim TLB Facility and the Interim TLA Facilities, the “Interim Facilities”; any commitments under the Interim Revolving Facility, the "Interim Revolving Commitments"), in substantially the form of the Agreed Form IFA. The obligations under the Interim Facilities Agreement shall be separately enforceable in accordance with its terms. The provisions of this Commitment Letter will also remain in full force and effect notwithstanding the entry into the Interim Facilities Agreement and the advance of funds thereunder, unless this Commitment Letter has been terminated in accordance with its terms.

It is however acknowledged and agreed by the parties to this Commitment Letter that it is their intention that (a) the commitments to provide the Interim Facilities are not duplicative of the commitments to provide the Facilities (as defined in Exhibit A) and (b) if the Interim Facilities are made available to you pursuant to the Interim Facilities Agreement, the Interim Facilities will, on or before the Final Repayment Date (as defined in the Interim Facilities Agreement), be repaid/replaced in full by the Loans (as defined in Exhibit B) made under the Facilities Documentation (as defined in Exhibit B).

2.          Titles and Roles.

It is agreed that (a) each of (i) BofA Securities and Wells Fargo Securities will act as a global coordinator, lead arranger and bookrunner for the TLB Facility, (ii) Scotiabank, Mizuho, Truist Securities and MUFG will act as a lead arranger and bookrunner for the TLB Facility and (iii) BNPS and BMOCM will act as a lead arranger for the TLB Facility (in such capacity, each a “TLB Arranger” and, collectively, the “TLB Arrangers”), (b) each of (i) BofA Securities and Wells Fargo Securities will act as a global coordinator, lead arranger and bookrunner for the TLA Facilities, (ii) JPMorgan, Scotiabank, Mizuho, Truist Securities and MUFG will act as a lead arranger and bookrunner for the TLA Facilities and (iii) BNPS and BMOCM will act as a lead arranger for the TLA Facilities (in such capacity, each a “TLA Arranger” and, collectively, the “TLA Arrangers” and, together with the TLB Arrangers and the other lead arranger(s) appointed below, if any, collectively, the “Arrangers”), and (c) Bank of America will act as sole administrative agent and sole collateral agent for the Facilities (in such capacity, the “Administrative Agent”). It is further agreed that (x)(a) BofA Securities shall appear on the “left” of all marketing and other materials in connection with the TLB Facility and will have the rights and responsibilities customarily associated with such name placement and (b) Wells Fargo Securities shall appear to the immediate “right” of BofA Securities for all marketing and other materials in connection with the TLB Facility and will have the rights and responsibilities customarily associated with such name placement, (y)(a) BofA Securities shall appear on the “left” of all marketing and other materials in connection with the TLA Facilities and will have the rights and responsibilities customarily associated with such name placement and (b) Wells Fargo Securities shall appear to the immediate “right” of BofA Securities for all marketing and other materials in connection with the TLA Facilities and will have the rights and responsibilities customarily associated with such name placement and (z) the other Arrangers will be listed in the order determined by you in any marketing and other materials.

3	[Commitment Letter]

Bank of America also confirms that it or one of its affiliates has agreed to act as Interim Facility Agent, Interim Security Agent and Issuing Bank (each as defined in the Interim Facilities Agreement) and, prior to the date of this Commitment Letter, has executed and delivered to the Borrower, the Interim Facilities Agreement (and all applicable Interm Finance Documents (as defined in the Interim Facilities Agreement)) in such capacities. For the avoidance of doubt, Bank of America confirms that its commitments under this letter are not conditional upon being so appointed as Interim Facility Agent, Interim Security Agent and/or Issuing Bank.

3.          Syndication.

We reserve the right, following the date of the Original Commitment Letter (the “Syndication Start Date”), to syndicate all or a portion of the Initial Lenders’ respective commitments hereunder to a group of banks, financial institutions and other institutional lenders and investors (together with the Initial Lenders, the “Lenders”) identified by us in consultation with you and reasonably acceptable to us and you (such acceptance not to be unreasonably withheld or delayed) (it being understood and agreed that nothing in this Section 3 shall prevent or limit assignments or participations of the Facilities after the Closing Date in accordance with, and as permitted by, the provisions contained in Exhibit B); provided that (a) we agree not to syndicate, participate or otherwise assign our commitments to (i) certain banks, financial institutions and other persons that have been specified to the Original Commitment Parties by you in writing at any time on or prior to the date of the Original Commitment Letter (and known or reasonably identifiable (on the basis of name) affiliates of such identified entities), (ii) competitors of the Borrower and its subsidiaries (including Amber and its subsidiaries) (which, for the avoidance of doubt, shall not include any bona fide debt investment fund) identified in writing from time to time (and known or reasonably identifiable (on the basis of name) affiliates thereof) (provided, however, that for the avoidance of doubt, any such designation shall not apply retroactively to any prior assignment or participation to any Lender permitted hereunder at the time of such assignment or such participation, as the case may be) or (iii) Excluded Affiliates (all such banks, financial institutions, other persons, competitors and Excluded Affiliates, collectively, the “Disqualified Lenders”) and no Disqualified Lenders may become Lenders or otherwise participate in the Facilities and (b) notwithstanding our right to syndicate the Facilities and receive commitments with respect thereto, (i) we shall not be relieved, released or novated from our obligations hereunder (including our obligation to fund the Facilities or the Interim Facilities on the date of the consummation of the Acquisition (the date of such consummation, the “Completion Date”) or on any subsequent utilization (a “Certain Funds Utilization”) during the Certain Funds Period) in connection with any syndication, assignment or participation of the Facilities (or, to the extent applicable, the Interim Facilities), including our commitments in respect thereof, until after the expiry of the Certain Funds Period or the date of refinancing any utilization under the Interim Facilities (and only to such extent), (ii) except as expressly provided in Section 2 above, no assignment or novation shall become effective with respect to all or any portion of our commitments in respect of the Facilities and/or the Interim Facilities until the expiry of the Certain Funds Period and (iii) unless you otherwise agree in writing, each Initial Lender shall retain exclusive control over all rights and obligations with respect to its commitments in respect of the Facilities, the Interim Facilities and this Commitment Letter, including all rights with respect to consents, modifications, supplements, waivers and amendments, until the expiry of the Certain Funds Period.

4	[Commitment Letter]

It is understood that our commitments hereunder are not conditioned upon the syndication of, or receipt of commitments in respect of, the Facilities and in no event shall the commencement or successful completion of syndication of the Facilities constitute a condition to the availability of the Facilities or the Interim Facilities. During the period (the “Syndication Period”) from the Syndication Start Date until the earlier of (i) the date upon which a successful syndication (as defined in the Fee Letter) of the Facilities is achieved and (ii) the 60th calendar day following the Closing Date (such earlier date, the “Syndication Date”), you agree to assist us in seeking to complete a timely syndication that is reasonably satisfactory to us and you. Such assistance shall include, without limitation, your using commercially reasonable efforts to (a) ensure that any syndication efforts benefit from your existing lending and investment banking relationships, (b) cause direct contact between appropriate members of senior management, certain representatives and certain of your non-legal advisors, on the one hand, and the proposed Lenders, on the other hand, in all such cases at times and locations mutually agreed upon, (c) assist in the preparation of Information Materials (as defined below) and other customary offering and marketing materials to be used in connection with the syndication, (d) procure, at your expense, prior to the launch of the syndication of the Facilities, ratings (but not any specific rating or ratings) for the TLB Facility from each of Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), and a public corporate credit rating (but not any specific rating) and a public corporate family rating (but not any specific rating or ratings) in respect of the Borrower after giving effect to the Transactions from each of S&P and Moody’s, respectively, (e) at our request, host at least two meetings and/or conference calls with us with prospective Lenders at a time and location to be mutually agreed upon, (f) provide customary projections of the Borrower and its subsidiaries in a manner and with detail substantially consistent with the projections provided to the Arrangers prior to the date of the Original Commitment Letter (presented on an annual basis) (the “Projections”), and (g) ensure that, prior to the later of the Completion Date and the Syndication Date, there will not be any competing issues, offerings, placements or arrangements of debt securities or commercial bank or other credit facilities by or on behalf of you being offered, placed or arranged (other than the Facilities or the Interim Facilities or any indebtedness issued in lieu thereof, any issuance of convertible notes, any indebtedness incurred in connection with the refinancing of the Borrower’s 3.95% Senior Notes due 2022 in an aggregate principal amount of $400,000,000, issued under that certain Indenture, dated as of September 16, 2010 (the “September 2010 Indenture”), between the Borrower and Wells Fargo Bank, National Association, as trustee (the “Trustee”), 5.00% Senior Notes due 2025 in an aggregate principal amount of $1,100,000,000, issued under that certain Indenture, dated as of February 9, 2017 (the “February 2017 Indenture”), between the Borrower and the Trustee, as supplemented by the First Supplemental Indenture, dated as of February 9, 2017, and 2.00% Convertible Senior Notes due 2022 in an aggregate principal amount of $625,000,000, issued under that certain Indenture, dated as of February 4, 2020 (the “February 2020 Indenture”, together with the September 2010 Indenture and February 2017 Indenture, the “Existing Indentures”), between the Borrower and the Trustee, ordinary course working capital facilities, local facilities, capital leases, purchase money indebtedness and equipment financings, or deferred purchase price obligations) without our consent, if such issuance, offering, placement or arrangement would reasonably be expected to impair the primary syndication of the Facilities in any material respect prior to the Syndication Date. Notwithstanding anything to the contrary contained in this Commitment Letter (including in relation to the provision of the Information Materials) or the Fee Letter or any other letter agreement or undertaking concerning the financing of the Transactions to the contrary, (i) neither the commencement nor the completion of any syndication of the Facilities (including the successful syndication thereof), nor your compliance with any of the provisions of this Commitment Letter (other than the Limited Conditionality Provisions (as defined below)) (including the obligation to use commercially reasonable efforts to obtain the ratings referenced above) shall constitute a condition to our commitments hereunder or the funding of the Facilities or the Interim Facilities and (ii) in relation to the period prior to the Completion Date, we acknowledge that (x) neither Amber nor any of its affiliates is obligated to assist with any syndication of the Facilities or take any action procured by you; (y) any obligation to procure that Amber takes any action (including making members of management available or to provide information or any other assistance contemplated by the Commitment Documents) shall be subject to the requirements of the City Code and the Panel and shall be limited to a commercially reasonable efforts obligation; and (z) at any time, the scope, form and content of information that can be provided pursuant to this letter will be subject to the requirements of the City Code or the Panel as well as any other applicable legal or regulatory restrictions (including any applicable laws or regulations on market abuse) and it is acknowledged that no breach of any term of this paragraph 3 (Syndication) will give rise to a Default or an Event of Default (under and as defined in the Facilities Documentation).

5	[Commitment Letter]

The Arrangers will manage, in consultation with you, all aspects of any syndication of the Facilities, including decisions as to the selection of institutions (excluding Disqualified Lenders) reasonably acceptable to you (your consent not to be unreasonably withheld or delayed) to be approached and when (during the Syndication Period) they will be approached, when their commitments will be accepted, which institutions will participate (subject to your consent rights set forth in the second preceding paragraph and excluding Disqualified Lenders), the allocation of the commitments among the Lenders (subject to your prior consent (not to be unreasonably withheld or delayed)) and the amount and distribution of fees among the Lenders. For the avoidance of doubt, you will not be required to provide any information to the extent that the provision thereof would violate any attorney-client privilege, law, rule or regulation (including the Takeover Code and any other applicable legal or regulatory restrictions (including any applicable laws or regulations on market abuse) and taking into account any requirements of the City Code or the Panel), or any obligation of confidentiality binding upon, or waive any privilege that may be asserted by, you, Amber or any of your or their respective affiliates (provided that in the event that you do not provide information in reliance on the exclusions in this sentence, you shall use commercially reasonable efforts to provide notice to the Arrangers promptly upon obtaining knowledge that such information is being withheld and you shall use your commercially reasonable efforts to communicate, to the extent permitted, the applicable information in a way that would not violate the applicable obligation or privilege).

You hereby acknowledge that we will make available Information (as defined below), Projections and other customary offering and marketing material and presentations, including customary confidential information memoranda, to be used in connection with the syndication of the Facilities in a form customarily delivered in connection with your senior secured bank financings (provided that, prior to the Completion Date, each of the foregoing shall be required to be publicly available and may be in a form customarily delivered in connection with senior secured bank financings for a London Stock Exchange listed public company target) (the “Information Memorandum”), provided that such Information Memorandum (i) prior to the Completion Date, will not be required to contain historical and pro forma financial information other than the financial information that is publicly available as of the date such Information Memorandum is prepared and (ii) on or following the Completion Date, will not be required to contain historical and pro forma financial information other than the financial information that is publicly available as of the date such Information Memorandum is prepared or as otherwise reasonably requested by us to be provided by you (such Information, Projections, other offering and marketing material and such Information Memorandum, collectively, with the Term Sheet, the “Information Materials”), on a confidential basis to the proposed syndicate of Lenders by posting the Information Materials on Intralinks, Debt X, SyndTrak Online or by similar electronic means.

6	[Commitment Letter]

You hereby acknowledge that, following the Completion Date, certain of the Lenders are or may be “public side” Lenders (i.e., Lenders that wish to receive exclusively information and documentation that is either (i) with respect to you, Amber, or your or their subsidiaries, publicly available (or could be derived from publicly available information), (ii) with respect to you, Amber, or your or their subsidiaries, of a type that would be publicly available (or could be derived from publicly available information) if you were a public reporting company or (iii) is not material with respect to you, Amber, or your or their subsidiaries or your or their respective securities for purposes of United States federal and state securities laws (such information and documents, “Public Lender Information”) (each, a “Public Sider” and each Lender that is not a Public Sider, a “Private Sider”).

Following the Completion Date, to the extent the Syndication Date has not occurred, you agree to assist (and cause Amber to assist) us in preparing an additional version of the Information Materials to be used in connection with the syndication of the Facilities to be used by Public Siders that consists exclusively of Public Lender Information. Any information and documentation that is not Public Lender Information is referred to herein as “Private Lender Information.” The information to be included in the additional version of the Information Materials will not, for the avoidance of doubt, be required to be any more expansive than the information included in the version of the Information Materials provided to the Private Siders.

It is understood that, in connection with your assistance described above, you shall provide us with customary authorization letters for inclusion in any Information Materials that authorize the distribution thereof to prospective Lenders and, if applicable, confirm that (i) prior to the Completion Date, the Information Materials and (ii) on or following the Completion Date, the public-side version of the Information Materials only contains Public Lender Information, and each version of the Information Memorandum shall contain customary disclaimers and exculpate you, Amber and us regarding the use of the contents of the Information Materials or related offering and marketing materials by the recipients thereof. Following the Completion Date, before distribution of any Information Materials, you agree to use commercially reasonable efforts to identify that portion of the Information Materials that may be distributed to the Public Siders as “Public Sider Information”, which, at a minimum, shall mean that the words “PUBLIC SIDER” shall appear prominently on the first page thereof. By marking Information Materials as “PUBLIC SIDER”, you shall be deemed to have authorized the Commitment Parties and the proposed Lenders to treat such Information Materials as not containing any Private Lender Information (it being understood that you shall not be under any obligation to mark the Information Materials “PUBLIC SIDER”).

You acknowledge and agree that, following the Completion Date, the following documents may be distributed to both Private Siders and Public Siders, unless you advise us in writing (including by email) within a reasonable time prior to their intended distribution that such materials should only be distributed to Private Siders: (a) administrative materials prepared by us for prospective Lenders (such as a lender meeting invitation, bank allocation, if any, and funding and closing memoranda), (b) term sheets and notification of changes in the Facilities’ terms and conditions and (c) drafts and final versions of the Facilities Documentation (as defined in Exhibit B). If you advise us in writing (including by email), within a reasonable period of time prior to dissemination, that any of the foregoing should be distributed only to Private Siders, then we will only distribute such materials to Private Siders.

7	[Commitment Letter]

4.          Information.

You hereby represent and warrant that (with respect to information provided by or relating to Amber, its subsidiaries or their respective operations or assets, to your knowledge) (a) all written factual information and written factual data, other than (i) the Projections, estimates, budgets and other forward-looking information and (ii) information of a general economic or industry specific nature (such written information and data other than as described in the immediately preceding clauses (i) and (ii), the “Information”), that has been or will be made available to any Commitment Party, directly or indirectly, by you or by any of your representatives on your behalf at your direction in connection with the transactions contemplated hereby, when taken as a whole after giving effect to all supplements and updates provided thereto, is or will be, when furnished, supplemented or updated, correct in all material respects and does not or will not, when furnished, supplemented or updated, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (after giving effect to all supplements and updates provided thereto through the later of the Closing Date and the Syndication Date) and (b) the Projections that have been or will be made available to any Commitment Party by you or by any of your representatives on your behalf in connection with the transactions contemplated hereby, when taken as a whole, have been, or will be, prepared in good faith based upon assumptions that are believed by you to be reasonable at the time prepared and at the time the related Projections are so furnished; it being understood that (i) the Projections are merely a prediction as to future events and are not to be viewed as facts, (ii) the Projections are subject to significant uncertainties and contingencies, many of which are beyond the control of you and/or Amber, and (iii) no assurance can be given that any particular Projections will be realized and that actual results during the period or periods covered by any such Projections may differ significantly from the projected results and such differences may be material. You agree that, if at any time prior to the later of the Closing Date and the Syndication Date, you become aware that any of the representations and warranties in the preceding sentence would be incorrect in any material respect if the Information and the Projections were being furnished, and such representations and warranties were being made at such time, then you will (or, with respect to the Information and Projections relating to Amber, its subsidiaries or their respective operations or assets, will use your commercially reasonable efforts to cause Amber to) promptly supplement the Information and the Projections, as applicable, such that (with respect to the Information relating to Amber and its subsidiaries or their respective operations or assets, to your knowledge) such representations and warranties are correct in all material respects under those circumstances; provided that any such supplementation shall cure any breach of such representations and warranties. In arranging and syndicating the Facilities, each Commitment Party (i) will be entitled to use and rely on the Information and the Projections without responsibility for independent verification thereof and (ii) does not assume responsibility for the accuracy or completeness of the Information or the Projections.

5.          Fees.

As consideration for the commitments of the Initial Lenders hereunder and for the agreement of the Arrangers to perform the services described herein, you agree to pay (or cause to be paid) the fees set forth in the Term Sheet and in the Fee Letter, if and to the extent payable in accordance with the terms hereof or thereof. Once paid, except as provided herein, in the Fee Letter or agreed in writing by the parties hereto, such fees shall not be refundable under any circumstances.

6.          Conditions.

The commitments of the Initial Lenders hereunder to fund the Facilities on the Closing Date and the agreements of the Arrangers to perform the services described herein (but not the commitment to provide the Interim Facilities or the rights and obligations of the parties under the Interim Facilities Agreement or the agreements of the Lead Arrangers and Initial Lenders to perform the services described in the Interim Facilities Agreement) are subject solely to (a) with respect to the Facilities, the conditions set forth in the section entitled “Conditions to Certain Funds Borrowings” in Exhibit B hereto, and (b) with respect to the Interim Facilities Agreement, Clause 3.1 (Conditions Precedent) of the Interim Facilities Agreement (collectively, the “Limited Conditionality Provisions”); and, upon satisfaction (or waiver by the Commitment Parties) of such conditions, the initial funding of the Facilities and/or the Interim Facilities shall occur; it being understood and agreed that there are no other conditions (implied or otherwise) to the commitments hereunder, including compliance with the terms of this Commitment Letter, the Interim Facilities Agreement, the Fee Letter and the Facilities Documentation and the Interim Finance Documents (as defined in the Interim Facilities Agreement).

8	[Commitment Letter]

We further refer to the letter, dated on or around the date of the Original Commitment Letter, relating to the documentary conditions precedent set out in Schedule 3 (Conditions Precedent) of the Interim Facilities Agreement (as such letter may be amended, amended and restated, supplemented, modified or replaced from time to time, the “Interim CP Satisfaction Letter”). The terms and conditions of the Interim CP Satisfaction Letter shall continue and apply for the purposes of paragraph (a) of Clause 3.1 (Conditions Precedent) of the Interim Facilities Agreement and the Facilities Documentation once executed and accordingly, we confirm (in our various capacities under the Interim Facilities Agreement and Facilities Documentation) that (a) all the documents and evidence referred to in paragraph 2.2(a) of the Interim CP Satisfaction Letter (i) are in form and substance satisfactory to us and (ii) for the purposes of the Facilities Documentation, will be accepted by us in satisfaction of the equivalent conditions precedent in the Facilities Documentation to those set out in the Interim Facilities Agreement on the date of execution of the Facilities Documentation and (b) all the documents and evidence referred to in paragraph 2.2(b) of the Interim CP Satisfaction Letter (i) are in an agreed form and (ii) once executed and/or delivered in such agreed form, as the case may be, by you (or such other relevant party) (A) such documents and other evidence shall be in form and substance satisfactory to us, (B) all conditions precedent to first utilisation of the Interim Facilities specified in paragraph (a)(i) of Clause 3.1 (Conditions Precedent) of the Interim Facilities Agreement will, subject to the other provisions of Clause 3.1 (Conditions Precedent) of the Interim Facilities Agreement, be satisfied and the Interim Facilities will be unconditionally available for utilisations, and (C) for the purposes of the Facilities Documentation, such documents and other evidence will be accepted by us in satisfaction of the equivalent conditions precedent in the Facilities Documentation to those set out in the Interim Facilities Agreement on the date of execution of the Facilities Documentation once any necessary changes have been made, solely to reflect that funding will occur under the Facilities Documentation (and not the Interim Facilities Agreement).

Each Commitment Party also confirms that (a) it has completed all client identification procedures in respect of the Borrower that it is required to carry out in connection with making the Facilities or, as the case may be, the Interim Facilities available in connection with the Transactions and assuming its other liabilities and performing its obligations under the Commitment Documents, in compliance with all applicable laws, regulations and internal requirements (including, without limitation, all applicable money laundering rules and “know your customer” requirements), (b) it has obtained all necessary approvals (including credit committee approvals and all other relevant internal approvals) to allow it to arrange, manage, underwrite and/or make available the Facilities and the Interim Facilities in the amounts specified in this Commitment Letter and/or the Interim Facilities Agreement (as applicable) and does not require any further internal credit sanctions or other approvals in order to arrange, manage and underwrite the Facilities or the Interim Facilities (as applicable) in such amounts and (c) it has received, reviewed and is satisfied with (A) the draft Announcement (as defined in the Interim Facilities Agreement) and (B) the draft Co-operation Agreement (as defined in the Interim Facilities Agreement), in each case, in such form provided to the Original Commitment Parties on or prior to the date of the Original Commitment Letter and that we will accept in satisfaction of any condition precedent to availability of the Interim Facilities or, as the case may be, the Facilities requiring delivery of that document a final version of the document that is not different in respects that are materially adverse to the interests (taken as a whole) under the Facilities Documentation or Interim Finance Documents (as applicable) of the Initial Lenders or Original Interim Lenders (as applicable), in their respective capacities as such under the Facilities or the Interim Facilities (as applicable), compared to the version of the document accepted by us pursuant to this paragraph or with such amendments or modifications thereto that have been made with the consent or approval of the Arrangers (such consent or approval not to be unreasonably withheld or delayed).

9	[Commitment Letter]

The provisions in this Section 6 shall be referred to as the “Certain Funds Provisions”.

7.          Indemnity; Expenses.

To induce the Commitment Parties to enter into this Commitment Letter, the Interim Facilities Agreement and the Fee Letter and to proceed with the documentation of the Facilities, you agree (a) to indemnify and hold harmless each Commitment Party, its affiliates (other than Excluded Affiliates to the extent acting in their capacities as such) and their respective officers, directors, employees, agents, controlling persons, advisors and other representatives and the successors and permitted assigns of each of the foregoing (each, an “Indemnified Person”) from and against any and all losses, claims, damages and liabilities of any kind or nature and reasonable, documented and invoiced out-of-pocket fees and expenses (limited, in the case of (i) legal fees and expenses, to one counsel for all Indemnified Persons and, if necessary, one firm of local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Indemnified Persons (and, in the case of an actual or perceived conflict of interest, one additional conflicts counsel for the affected Indemnified Persons), and (ii) fees and expenses of any other advisor or consultant, to the reasonable, documented and invoiced fees, disbursements and other charges of such advisor or consultant, but solely to the extent you have consented to the retention of such person (such consent not to be unreasonably withheld or delayed)), to which any such Indemnified Person may become subject to the extent arising out of, resulting from or in connection with the Original Commitment Letter, the Original Fee Letter, this Commitment Letter (including the Term Sheet), the Interim Facilities Agreement, the Fee Letter, the Transactions or any related transaction contemplated hereby, the Facilities or any use of the proceeds thereof or any claim, litigation, investigation or proceeding (including any inquiry or investigation) relating to any of the foregoing (any of the foregoing, a “Proceeding”), regardless of whether any such Indemnified Person is a party thereto, whether or not such Proceedings are brought by you, Amber, your or any of Amber’s respective equity holders, affiliates, creditors or any other third person; provided that the foregoing indemnity will not, as to any Indemnified Person, apply to losses, claims, damages, liabilities, costs or expenses to the extent that they have resulted from (i) the willful misconduct, bad faith or gross negligence of such Indemnified Person or any of such Indemnified Person’s controlling persons acting on behalf of, or at the express instructions of, such Indemnified Person (as determined by a court of competent jurisdiction in a final and non-appealable decision), (ii) a material breach of the obligations of such Indemnified Person or any of such Indemnified Person’s affiliates under the Original Commitment Letter, the Original Fee Letter, this Commitment Letter (including, the Term Sheet), the Interim Facilities Agreement, or the Fee Letter (as determined by a court of competent jurisdiction in a final and non-appealable decision) or (iii) any Proceeding that does not involve an act or omission by you or any of your affiliates and that is brought by an Indemnified Person against any other Indemnified Person (other than an Arranger or an agent under a Facility acting in its capacity as such) and (b) to reimburse each Commitment Party from time to time, upon presentation of a summary statement, for all reasonable, documented and invoiced out-of-pocket fees and expenses (limited, in the case of (i) legal fees and expenses, to one counsel for all Commitment Parties and, if necessary, one firm of local counsel in each relevant jurisdiction (which may include a single special counsel acting in multiple jurisdictions) for all Commitment Parties (and, in the case of an actual or perceived conflict of interest, one additional conflicts counsel for the affected Commitment Parties), and (ii) fees and expenses of any other advisor or consultant (including the reasonable, documented and invoiced fees, disbursements and other charges of such advisor or consultant, but solely to the extent you have consented to the retention of such person (such consent not to be unreasonably withheld or delayed)), in each case incurred in connection with the Facilities and the preparation, negotiation and enforcement of the Original Commitment Letter, the Original Fee Letter, this Commitment Letter, the Interim Facilities Agreement, the Fee Letter, the Facilities Documentation and any security arrangements in connection therewith (collectively, the “Expenses”); provided that, unless the Completion Date occurs, you shall only be obligated to reimburse the Commitment Parties for legal fees and expenses described in this clause (b) that have been incurred through and including the date of completion of the primary syndication of the TLA Facilities. You acknowledge that we may receive a benefit, including without limitation a discount, credit or other accommodation, from any of such counsel based on the fees such counsel may receive on account of their relationship with us including, without limitation, fees paid pursuant hereto. The foregoing provisions in this paragraph shall be superseded in each case, to the extent covered thereby, by the applicable provisions contained in the Facilities Documentation upon execution thereof and thereafter shall have no further force and effect.

10	[Commitment Letter]

Notwithstanding any other provision of this Commitment Letter, (i) no party hereto shall be liable for any damages arising from the use by others of information or other materials obtained through internet, electronic, telecommunications or other information transmission systems, except to the extent that such damages have resulted from the willful misconduct, bad faith or gross negligence of such person or any of such person’s affiliates or any of its or their respective officers, directors, employees, agents, advisors or other representatives (as determined by a court of competent jurisdiction in a final and non-appealable decision) and (ii) none of we, you, Amber or any affiliate of any of the foregoing, any officer, director, employee, agent, controlling person, advisor or other representative of the foregoing or any successor or permitted assign of any of the foregoing shall be liable for any indirect, special, punitive or consequential damages (including, without limitation, any loss of profits, business or anticipated savings) in connection with the Original Commitment Letter, the Original Fee Letter, this Commitment Letter, the Interim Facilities Agreement, the Fee Letter, the Transactions (including the Facilities and the use of proceeds thereunder), or with respect to any activities related to the Facilities, including the preparation of the Original Commitment Letter, the Original Fee Letter, this Commitment Letter, the Interim Facilities Agreement, the Fee Letter and the Facilities Documentation; provided that nothing contained in clause (ii) above shall limit your indemnity and reimbursement obligations to the extent set forth in the immediately preceding paragraph in respect of any third party claims alleging such indirect, special, punitive or consequential damages. Notwithstanding the foregoing, each Indemnified Person will be obligated to refund and return promptly any and all amounts paid by you under the immediately preceding paragraph to the extent it has been determined by a court of competent jurisdiction in a final and non-appealable decision that such Indemnified Person is not entitled to payment of such amounts in accordance with the terms hereof.

You shall not be liable for any settlement of any Proceeding effected without your written consent (which consent shall not be unreasonably withheld, conditioned or delayed), but if settled with your written consent or if there is a final and non-appealable judgment by a court of competent jurisdiction in any such Proceeding, you agree to indemnify and hold harmless each Indemnified Person from and against any and all losses, claims, damages, liabilities and expenses by reason of such settlement or judgment in accordance with the other provisions of this Section 7.

You shall not, without the prior written consent of any Indemnified Person (which consent shall not be unreasonably withheld, conditioned or delayed), effect any settlement of any pending or threatened proceedings in respect of which indemnity could have been sought hereunder by such Indemnified Person unless such settlement (i) includes an unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability or claims that are the subject matter of such proceedings and (ii) does not include any statement as to or any admission of fault, culpability, wrong doing or a failure to act by or on behalf of any Indemnified Person.

In case any claim, litigation, investigation or proceeding is instituted involving any Indemnified Person for which indemnification is to be sought hereunder by such Indemnified Person, then such Indemnified Person will promptly notify you of the commencement of any such claim, litigation, investigation or proceeding; provided, however, that the failure to so notify you will not relieve you from any liability that you may have to such Indemnified Person pursuant to this Section 7.  In connection with any one claim, litigation, investigation or proceeding, you will not be responsible for the fees and expenses of more than one separate law firm for all Indemnified Persons plus local counsel as provided herein.

11	[Commitment Letter]

8.	Sharing of Information, Absence of Fiduciary Relationships, Affiliate Activities.

You acknowledge that the Commitment Parties and their respective affiliates may be providing equity capital or other services (including, without limitation, investment banking and financial advisory services, securities trading, hedging and brokerage activities, but not debt financing) to other persons in respect of which you, Amber and your and its respective affiliates may have conflicting interests regarding the transactions described herein. None of the Commitment Parties nor any of their respective affiliates will use confidential information obtained from you by virtue of the transactions contemplated by the Original Commitment Letter or this Commitment Letter or their other relationships with you in connection with the performance by them or their affiliates of services for other persons, and none of the Commitment Parties nor their respective affiliates will furnish any such information to other persons in contravention of Section 9 hereof. You also acknowledge that none of the Commitment Parties nor their respective affiliates has any obligation to use in connection with the transactions contemplated by the Original Commitment Letter or this Commitment Letter, or to furnish to you, confidential information obtained by them from other persons.

You acknowledge that the Commitment Parties may be full service securities firms engaged, either directly or through their respective affiliates, in various activities, including securities trading, commodities trading, investment management, financing and brokerage activities and financial planning and benefits counseling for both companies and individuals. In the ordinary course of these activities, each Commitment Party and its affiliates may actively engage in commodities trading or trade the debt and equity securities (or related derivative securities) and financial instruments (including bank loans and other obligations) of you, Amber and other companies that may be the subject of the arrangements contemplated by this letter for their own account and for the accounts of their customers and may at any time hold long and short positions in such securities. The Commitment Parties and their respective affiliates may also co-invest with, make direct investments in, and invest or co-invest client monies in or with funds or other investment vehicles managed by other parties, and such funds or other investment vehicles may trade or make investments in securities issued by you, Amber or other companies that may be the subject of the arrangements contemplated by the Original Commitment Letter or this Commitment Letter or engage in commodities trading with any thereof.

The Commitment Parties and their respective affiliates may have economic interests that conflict with those of Amber and you. You agree that each Commitment Party will act under this Commitment Letter as an independent contractor and that nothing in the Original Commitment Letter, the Original Fee Letter, this Commitment Letter, the Interim Facilities Agreement, or the Fee Letter will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Commitment Party or any of its affiliates, on the one hand, and you, Amber, or your and their respective affiliates, on the other hand. You acknowledge and agree that (i) the transactions contemplated by the Original Commitment Letter, the Original Fee Letter, this Commitment Letter, the Interim Facilities Agreement and the Fee Letter are arm’s-length commercial transactions between the Commitment Parties and their respective affiliates, on the one hand, and you and Amber on the other, (ii) in connection therewith and with the process leading to such transaction the Commitment Parties and their respective applicable affiliates (as the case may be) are acting solely as principals and not as agents or fiduciaries of you, Amber, your and their management, equityholders, creditors, affiliates or any other person, (iii) each Commitment Party and its applicable affiliates (as the case may be) have not assumed an advisory or fiduciary responsibility or any other obligation in favor of you or your affiliates with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether the Commitment Parties or any of their respective affiliates has advised or is currently advising you or Amber on other matters) except the obligations expressly set forth in this Commitment Letter, the Interim Facilities Agreement and the Fee Letter and (iv) you have consulted your own legal and financial advisors to the extent you deemed appropriate. You further acknowledge and agree that you are responsible for making your own independent judgment with respect to such transactions and the process leading thereto and, except as disclosed below, we are not advising you as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction (including, without limitation, with respect to any consents needed in connection with the transactions contemplated hereby), and you have consulted legal and financial advisors to the extent you have deemed appropriate. You agree that you will not claim that the Commitment Parties or their respective applicable affiliates, as the case may be, have rendered advisory services of any nature or respect, or owe a fiduciary or similar duty to you or your affiliates, in connection with such transaction or the process leading thereto.

12	[Commitment Letter]

It is acknowledged that BofA Securities and/or one of its affiliates has been retained by you as your financial advisor in connection with the Acquisition. You agree not to assert any claim you might allege based on any actual or potential conflicts of interest that might be asserted to arise or result from, on the one hand, the engagement of BofA Securities as financial advisor and, on the other hand, BofA Securities and its affiliates’ relationships with you as described and referred to in this Commitment Letter.

9.	Confidentiality.

You agree that you will not disclose, directly or indirectly, the Original Fee Letter or the Fee Letter or any of the contents thereof, the Interim Facilities Agreement or any of the contents thereof, or, prior to your acceptance hereof, this Commitment Letter or any of the contents hereof, or the activities of the Commitment Parties pursuant hereto or thereto, to any person or entity without our prior written approval (such approval not to be unreasonably withheld, conditioned or delayed), except (a) [reserved], (b) if the Commitment Parties consent in writing (including via e-mail) to such proposed disclosure or (c) pursuant to the order of any court or administrative agency in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law or compulsory legal process or to the extent requested or required by governmental and/or regulatory authorities (in which case you agree, to the extent practicable and not prohibited by applicable law, to inform us promptly thereof prior to disclosure); provided that (i) you may disclose the Original Commitment Letter, this Commitment Letter and its contents (but not the Original Fee Letter or the Fee Letter, except as provided in clause (v) below) to Amber, its affiliates and subsidiaries and their respective officers, directors, agents, employees, attorneys, accountants, advisors, members, controlling persons or equity holders, in each case who are informed of the confidential nature of the Original Commitment Letter, this Commitment Letter, the Original Fee Letter, the Fee Letter and the contents hereof and thereof and who are or have been advised of their obligation to keep the same confidential, (ii) you may disclose the Original Commitment Letter, this Commitment Letter, the Interim Facilities Agreement and their respective contents (but not the Fee Letter or the Original Fee Letter) in any offering memoranda related to any convertible notes offering or capital markets activities in any syndication or other marketing materials in connection with the Facilities or in connection with any public filing relating to the Transactions, (iii) you may disclose the Term Sheet, the Interim Facilities Agreement and the other Exhibits and annexes to the Original Commitment Letter and this Commitment Letter and the contents thereof, to potential Lenders and to rating agencies in connection with obtaining ratings for the Borrower and the Facilities or other rating activities, (iv) you may disclose the aggregate fee amounts contained in the Original Fee Letter or the Fee Letter as part of Projections, pro forma information or a generic disclosure of aggregate sources and uses related to fee amounts related to the Transactions to the extent customary or required in offering and marketing materials for the Facilities or in any public filing relating to the Transactions or any convertible notes offering or capital markets activities, (v) to the extent portions thereof have been redacted in a manner to be reasonably satisfactory to us (it being agreed that an Original Fee Letter or a Fee Letter redacted in the manner contemplated by the Acquisition Documents is satisfactory), you may disclose the Original Fee Letter and Fee Letter and the contents thereof to Amber, its affiliates, and, in each case, their respective subsidiaries and their respective officers, directors, members, partners, agents, employees, attorneys, accountants, advisors, controlling persons or equity holders, on a confidential and need-to-know basis, (vi) you may disclose the Original Commitment Letter, this Commitment Letter, the Original Fee Letter, the Fee Letter and the contents hereof and thereof to the extent this Commitment Letter, the Fee Letter or the contents hereof or thereof, as applicable, become publicly available other than by reason of disclosure by you in breach of this Commitment Letter, (vii) you may disclose the Original Commitment Letter, this Commitment Letter, the Original Fee Letter, the Fee Letter, the Interim Facilities Agreement and the contents hereof and thereof to the extent required by applicable law, rule or regulation (including any applicable laws or regulations on market abuse and taking into account any requirements of the City Code or the Panel), governmental or regulatory authority, subpoena or other compulsory legal process (in which case, you agree, to the extent practicable and not prohibited by law, to inform us promptly thereof prior to disclosure), and (viii) you may disclose the Original Commitment Letter, this Commitment Letter, the Original Fee Letter, the Fee Letter and the contents hereof and thereof to the extent necessary to enforce your rights and remedies hereunder or thereunder. The foregoing restrictions shall cease to apply (other than with respect to the Fee Letter) on the earlier of (x) two years from the date of the Original Commitment Letter, and (y) to the extent such restrictions are covered by the Facilities Documentation, the date the Facilities Documentation shall have been executed and delivered by the parties hereto.

13	[Commitment Letter]

The Commitment Parties and their respective affiliates will use all information provided to it or such affiliates by or on behalf of you hereunder or in connection with the Acquisition and the Transactions solely for the purpose of providing the services that are the subject of the Original Commitment Letter and this Commitment Letter and shall treat confidentially all such information and shall not publish, disclose or otherwise divulge, such information; provided that nothing herein shall prevent the Commitment Parties and their respective affiliates from disclosing any such information (a) pursuant to the order of any court or administrative agency or in any pending legal, judicial or administrative proceeding, or otherwise as required by applicable law or compulsory legal process based on the advice of counsel (in which case each Commitment Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising routine examination or regulatory authority), to the extent practicable and not prohibited by applicable law, to inform you promptly thereof prior to disclosure), (b) upon the request or demand of any regulatory authority having jurisdiction over a Commitment Party or any of its affiliates (in which case such Commitment Party agrees (except with respect to any audit or examination conducted by bank accountants or any governmental bank regulatory authority exercising routine examination or regulatory authority), to the extent practicable and not prohibited by applicable law, to inform you promptly thereof prior to disclosure), (c) to the extent that such information becomes publicly available other than by reason of disclosure by a Commitment Party or any of its affiliates or any related parties thereto in violation of any confidentiality obligations owing to you, Amber or any of your or their respective affiliates (including those set forth in this paragraph), (d) to the extent that such information is received by a Commitment Party from a third party that is not, to such Commitment Party’s knowledge, subject to contractual or fiduciary confidentiality obligations owing to you, Amber or any of your or its respective affiliates or related parties, (e) to the extent that such information is independently developed by a Commitment Party, (f) to a Commitment Party’s affiliates (other than Excluded Affiliates) and to its and their respective employees, directors, officers, legal counsel, independent auditors, professionals and other experts or agents who need to know such information in connection with the Transactions and who are informed of the confidential nature of such information and are or have been advised of their obligation to keep such information confidential (with such Commitment Party responsible for such person’s compliance with this paragraph); provided, that no disclosure will be made by any Commitment Party, any of its affiliates or any of its or their respective employees, legal counsel, independent auditors, professionals or other experts or agents pursuant to this clause (f) to any affiliates that are engaged as principals primarily in private equity, mezzanine financing or venture capital (each a “Private Equity Affiliate”) or to any employees engaged directly or indirectly in the sale of Amber as representatives of Amber (other than, in each case, such persons engaged by you or your affiliates as part of the Acquisition) (each a “Sell Side Affiliate” and together with the Private Equity Affiliates, the “Excluded Affiliates”) other than a limited number of senior employees who are required, in accordance with industry regulations or such Commitment Party’s internal policies and procedures to act in a supervisory capacity and such Commitment Party’s internal legal, compliance, risk management, credit or investment committee members, (g) as may be included in marketing term sheets based substantially on the Term Sheet to potential or prospective Lenders, participants or assignees and to any direct or indirect contractual counterparty to any swap or derivative transaction relating to the Borrower or any of its subsidiaries, in each case who agree to be bound by the terms of this paragraph (or language substantially similar to this paragraph) in accordance with the standard syndication processes of the Commitment Parties or customary market standards for dissemination of such type of information, (h) for purposes of establishing a “due diligence” defense or to the extent necessary to enforce your rights and remedies hereunder or under the Fee Letter, or (i) with your prior written consent. The obligation of each Commitment Party and its affiliates, if any, under this paragraph shall terminate automatically and be superseded by the confidentiality provisions in the definitive documentation relating to the Facilities upon the initial funding thereunder; provided that if the Completion Date does not occur, this paragraph shall automatically terminate on the second anniversary hereof.

14	[Commitment Letter]

10.	Miscellaneous.

This Commitment Letter and the commitments hereunder shall not be assignable by any party hereto without the prior written consent of each other party hereto (such consent not to be unreasonably withheld, conditioned or delayed), and any attempted assignment without such consent shall be null and void. This Commitment Letter and the commitments hereunder are intended to be solely for the benefit of the parties hereto (and Indemnified Persons to the extent expressly set forth herein) and are not intended to and do not confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and Indemnified Persons to the extent expressly set forth herein) or, in respect of the Interim Facilities Agreement, the parties thereto. Subject to the limitations set forth in Section 3 above, each Commitment Party reserves the right to employ the services of its affiliates and branches (other than Excluded Affiliates) in providing services contemplated hereby and to allocate, in whole or in part, to its affiliates and branches certain fees payable to such Commitment Party in such manner as such Commitment Party and its affiliates and branches may agree in their sole discretion and, to the extent so employed, such affiliates and branches shall be entitled to the benefits and protections afforded to, and subject to the provisions governing the conduct of such Commitment Party hereunder; provided that such Commitment Party will be liable for the actions or inactions of any such person whose services are so employed. This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each Commitment Party and you. This Commitment Letter may be executed in any number of counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. The words “execution,” “signed,” “signature,” and words of like import in this Commitment Letter shall be deemed to include electronic signatures or the keeping of electronic records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile transmission or other electronic transmission (e.g., a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart hereof. This Commitment Letter (including the Exhibits and annexes hereto), together with the Fee Letter, (i) are the only agreements that have been entered into among the parties hereto with respect to the Facilities (other than the Original Commitment Letter and Original Fee Letter) and (ii) supersede all prior understandings, whether written or oral, among us with respect to the Facilities and sets forth the entire understanding of the parties hereto with respect thereto (including, without limitation, the Original Commitment Letter and Original Fee Letter (but subject to the proviso at the end of the first paragraph of this Commitment Letter)). THIS COMMITMENT LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; provided, however, that, notwithstanding the sentence to which this proviso applies and the governing law provisions of this Commitment Letter and the Fee Letter, it is understood and agreed that the determination of whether the Acquisition has been consummated in accordance with the terms of the Acquisition Documents and, in any case, claims or disputes arising out of any such interpretation or determination or any aspect thereof, shall be governed by, and construed in accordance with, the laws of England regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

15	[Commitment Letter]

Each of the parties hereto agrees that this Commitment Letter is a binding and enforceable agreement with respect to the subject matter contained herein, including an obligation to negotiate the Facilities Documentation in good faith, it being acknowledged and agreed that the commitment provided hereunder is subject only to satisfaction or waiver of the Limited Conditionality Provisions; it being understood that nothing contained in this Commitment Letter obligates you or any of your affiliates to consummate any portion of the Transactions.

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY, OR ON BEHALF OF ANY PARTY RELATED TO, OR ARISING OUT OF, THE ORIGINAL COMMITMENT LETTER, THIS COMMITMENT LETTER, THE ORIGINAL FEE LETTER, THE FEE LETTER OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.

Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America, in each case, sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the Original Commitment Letter, this Commitment Letter, the Original Fee Letter, the Fee Letter or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Original Commitment Letter, this Commitment Letter, the Original Fee Letter, the Fee Letter or the transactions contemplated hereby in any New York State or in any such Federal court, (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and (d) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto agrees that service of process, summons, notice or document by registered mail addressed to you or us at the addresses set forth above shall be effective service of process for any suit, action or proceeding brought in any such court.

In respect of any judgment or order given or made for any amount due under the Commitment Documents or the transactions contemplated hereby or thereby that is expressed and paid in a currency (the “Judgment Currency”) other than United States Dollars, you will indemnify each Commitment Party against any loss incurred by such Commitment Party as a result of any variation as between (i) the rate of exchange at which the United States Dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the rate at which such Commitment Party is able to purchase United States Dollars with the amount of the Judgment Currency actually received by such Commitment Party. The foregoing indemnity shall constitute a separate and independent obligation of you and shall survive any termination of the Commitment Documents or the transactions contemplated hereby or thereby, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States Dollars.

16	[Commitment Letter]

We hereby notify you that pursuant to the requirements of the USA PATRIOT Act of 2001, Pub. L. No. 107-56, 115 Stat. 272 (2001) (the “PATRIOT Act”) and the requirements of 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), each of us and each of the Lenders may be required to obtain, verify and record information that identifies the Borrower and the Guarantors, which information may include their names, addresses, tax identification numbers and other information that will allow each of us and the Lenders to identify the Borrower and the Guarantors in accordance with the PATRIOT Act or the Beneficial Ownership Regulation, as applicable. This notice is given in accordance with the requirements of the PATRIOT Act and is effective for each of us and the Lenders. You hereby acknowledge and agree that the Commitment Parties shall be permitted to share any or all such information with the Lenders.

This paragraph and the indemnification, information, compensation (if applicable), reimbursement (if applicable), jurisdiction, governing law, venue, waiver of jury trial, syndication and confidentiality provisions contained herein and in the Fee Letter and the provisions of Section 8 of this Commitment Letter shall remain in full force and effect regardless of whether the Facilities Documentation is executed and delivered; provided that your obligations under this Commitment Letter (other than your obligations with respect to (a) assistance to be provided in connection with the syndication contemplated herein (including supplementing and/or correcting Information and Projections) prior to the later of the Syndication Date and the Closing Date and (b) confidentiality of the Fee Letter and the contents thereof) shall automatically terminate and be superseded by the applicable provisions of the Facilities Documentation upon the initial funding thereunder, and you shall automatically be released from all liability in connection therewith at such time. You may terminate this Commitment Letter and/or, on a pro rata basis with respect to each of the Facilities, all or a portion of the Initial Lenders’ respective commitments with respect to the Facilities (or any portion thereof) hereunder at any time subject to the provisions of the preceding sentence (it being understood that, if the commitments of the Commitment Parties in respect of the Facilities are reduced in accordance with this Commitment Letter, you shall promptly procure that (as applicable) Interim TLB Commitments, Interim TLA Commitments or Interim Revolving Facility Commitments (in each case, as defined in the Interim Facilities Agreement) are cancelled in a corresponding amount). Notwithstanding the foregoing, you may terminate all or a portion of the Initial Lenders’ respective commitments with respect to the TLA Cash Bridge on a non-pro rata basis.

Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Commitment Letter.

17	[Commitment Letter]

If the foregoing correctly sets forth our agreement, please indicate your acceptance of the terms of this Commitment Letter and of the Fee Letter by returning to us executed counterparts of this Commitment Letter and of the Fee Letter. The Initial Lenders’ respective commitments and the obligations of the Arrangers hereunder are irrevocable provided that they will expire at such time in the event that we have not received such executed counterparts in accordance with the immediately preceding sentence (but not the commitment to provide the Interim Facilities or the rights and obligations of the parties under the Interim Facilities Agreement, which shall terminate only in accordance with its terms). If you do so execute and deliver to us this Commitment Letter and the Fee Letter, we agree to hold our commitments to provide the Facilities and our other undertakings in connection therewith available for you until the date that is the earlier of: (i) if the Acquisition is intended to be completed pursuant to a Scheme, the date upon which the Scheme lapses (including, subject to exhausting any rights of appeal, if the relevant court refuses to sanction the Scheme) or is withdrawn in writing in accordance with its terms in the Announcement or Scheme Document (other than where (a) such lapse or withdrawal is as a result of the exercise of the Borrower’s (or, as applicable, Bidco’s) right to effect a switch from the Scheme to the Offer or (b) it is otherwise to be followed within twenty (20) business days by an Announcement made by the Borrower (or, as applicable, Bidco) to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the terms of the Interim Facilities Agreement); (ii) if the Acquisition is intended to be completed pursuant to an Offer, the date upon which the Offer lapses or is withdrawn in writing in accordance with its terms in the Announcement or Offer Document (other than where (a) such lapse or withdrawal is as a result of the exercise of the Borrower’s (or, as applicable, Bidco’s) right to effect a switch from the Offer to a Scheme or (b) it is otherwise to be followed within twenty (20) business days by an Announcement made by the Borrower (or, as applicable, Bidco) to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the terms of the Interim Facilities Agreement); and (iii) February 28, 2023 (the “Commitment Long Stop Date”) provided that, if the Interim Closing Date (as defined in the Interim Facilities Agreement) has occurred by then, such date shall automatically be extended to the later of (A) the Commitment Long Stop Date and (B) the date falling 90 days after the Interim Closing Date (as defined in the Interim Facilities Agreement). Upon the occurrence of any of the events referred to in the preceding sentence, this Commitment Letter and the commitments of the Commitment Parties hereunder and the agreement of the Arrangers to provide the services described herein shall automatically terminate unless the Commitment Parties shall, in their discretion, agree to an extension in writing (including by email).

[Remainder of this page intentionally left blank]

18	[Commitment Letter]

We are pleased to have been given the opportunity to assist you in connection with the financing for the Transactions.

Very truly yours,

BANK OF AMERICA, N.A.

By:	/s/ Jeannette Lu
Name: Jeannette Lu
Title: Managing Director

BOFA SECURITIES, INC.

By:	/s/ Dan Alster
Name: Dan Alster
Title: Managing Director

Wells Fargo Securities, LLC

By:	/s/ Kevin J. Sanders
Name: Kevin J. Sanders
Title: Managing Director

Wells Fargo Bank, N.A.

By:	/s/ Lacy Houston
Name: Lacy Houston
Title: Managing Director

JPMORGAN CHASE BANK, N.A.

By:	/s/ Matthew Cheung
Name: Matthew Cheung
Title: Vice President

MIZUHO BANK, LTD.

By:	/s/ John Davies
Name: John Davies
Title: Authorized Signatory

[Signature Page to Commitment Letter]

THE BANK OF NOVA SCOTIA

By:	/s/ Khrystyna Manko
Name: Khrystyna Manko
Title: Director

TRUIST BANK

By:	/s/ Carlos Cruz
Name: Carlos Cruz
Title: Director

TRUIST SECURITIES, INC.

By:	/s/ Stuart Johnson
Name: Stuart Johnson
Title: Director

BNP PARIBAS

By:	/s/ Theodore Olson
Name: Theodore Olson
Title: Managing Director

By:	/s/ Guillaume Saban
Name: Guillaume Saban
Title: Director

BNP PARIBAS SECURITIES CORP.

By:	/s/ Theodore Olson
Name: Theodore Olson
Title: Managing Director

By:	/s/ Guillaume Saban
Name: Guillaume Saban
Title: Director

[Signature Page to Commitment Letter]

BANK OF MONTREAL

By:	/s/ Michael Kus
Name: Michael Kus
Title: Managing Director

BMO CAPITAL MARKETS CORP.

By:	/s/ David Lynch
Name: David Lynch
Title: Managing Director

CITIZENS BANK, N.A.

By:	/s/ Jeffrey Kung
Name: Jeffrey Kung
Title: Managing Director

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Suzanne Rode
Name: Suzanne Rode
Title: Managing Director

MUFG BANK, LTD.

By:	/s/ Yen Hua
Name: Yen Hua
Title: Director

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Karl Thomasma
Name: Karl Thomasma
Title: Senior Vice President

PNC CAPITAL MARKETS LLC

By:	/s/ Brian Prettyman
Name: Brian Prettyman
Title: Managing Director

[Signature Page to Commitment Letter]

HSBC BANK, USA, NATIONAL ASSOCIATION

By:	/s/ Darren Santos
Name: Darren Santos
Title: Senior Vice President, 22672

SANTANDER BANK, N.A.

By:	/s/ Michelle Moosally
Name: Michelle Moosally
Title: Senior Deputy General Counsel

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Sam Baruch
Name: Sam Baruch
Title: Managing Director

THE HUNTINGTON NATIONAL BANK

By:	/s/ Patrick McMullan
Name: Patrick McMullan
Title: Director

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Gail Motonaga
Name: Gail Motonaga
Title: Executive Director

Accepted and agreed to as of the date first above written:

NORTONLIFELOCK INC.

By:	/s/ Natalie Derse
Name: Natalie Derse
Title: Chief Financial Officer

[Signature Page to Commitment Letter]

Schedule I

Initial Lender	Initial TLB Commitment	Initial TLA Commitment	Initial Revolving Commitment	Initial Cash Bridge Commitment
Bank of America, N.A.	30.75%	9.00%	9.00%	10.00%
Wells Fargo Bank, N.A.	30.75%	9.00%	9.00%	10.00%
JPMorgan Chase Bank, N.A.	0.00%	8.00%	8.00%	0.00%
The Bank of Nova Scotia	5.50%	8.00%	8.00%	9.00%
Mizuho Bank, Ltd.	5.50%	8.00%	8.00%	9.00%
Truist Bank	5.50%	8.00%	8.00%	9.00%
MUFG Bank, Ltd.	5.50%	8.00%	8.00%	9.00%
BNP Paribas	3.00%	6.00%	6.00%	7.00%
Bank of Montreal	3.00%	6.00%	6.00%	7.00%
Fifth Third Bank	1.75%	4.00%	4.00%	5.00%
Citizens Bank, N.A.	0.00%	4.00%	4.00%	0.00%
HSBC Bank USA, National Association	1.75%	4.00%	4.00%	5.00%
Santander Bank, N.A.	1.75%	4.00%	4.00%	5.00%
Sumitomo Mitsui Banking Corporation	1.75%	4.00%	4.00%	5.00%
PNC Bank, National Association	1.75%	4.00%	4.00%	5.00%
Capital One, National Association	1.75%	4.00%	4.00%	5.00%
The Huntington National Bank	0.00%	2.00%	2.00%	0.00%

Schedule II

Initial Lender	Interim TLB Commitment	Interim TLA Commitment	Interim Revolving Commitment	Interim Cash Bridge Commitment
Bank of America, N.A.	30.75%	9.00%	9.00%	10.00%
Wells Fargo Bank, N.A.	30.75%	9.00%	9.00%	10.00%
JPMorgan Chase Bank, N.A.	0.00%	8.00%	8.00%	0.00%
The Bank of Nova Scotia	5.50%	8.00%	8.00%	9.00%
Mizuho Bank, Ltd.	5.50%	8.00%	8.00%	9.00%
Truist Bank	5.50%	8.00%	8.00%	9.00%
MUFG Bank, Ltd.	5.50%	8.00%	8.00%	9.00%
BNP Paribas	3.00%	6.00%	6.00%	7.00%
Bank of Montreal	3.00%	6.00%	6.00%	7.00%
Fifth Third Bank	1.75%	4.00%	4.00%	5.00%
Citizens Bank, N.A.	0.00%	4.00%	4.00%	0.00%
HSBC Bank USA, National Association	1.75%	4.00%	4.00%	5.00%
Santander Bank, N.A.	1.75%	4.00%	4.00%	5.00%
Sumitomo Mitsui Banking Corporation	1.75%	4.00%	4.00%	5.00%
PNC Bank, National Association	1.75%	4.00%	4.00%	5.00%
Capital One, National Association	1.75%	4.00%	4.00%	5.00%
The Huntington National Bank	0.00%	2.00%	2.00%	0.00%

EXHIBIT A

Project Amber
Transaction Description

Capitalized terms used but not defined in this Exhibit A shall have the meanings set forth in the other Exhibits to the Commitment Letter (the “Commitment Letter”) to which this Exhibit A is attached or in the Commitment Letter. In the case of any such capitalized term that is subject to multiple and differing definitions, the appropriate meaning thereof in this Exhibit A shall be determined by reference to the context in which it is used.

The Borrower, intends to acquire, directly or indirectly (including through Bidco (as defined below)), up to 100% of the issued share capital (the “Target Shares”) in an entity previously identified to us by you as “Amber” (“Amber”) by way of a Scheme or Offer and, if applicable, a Squeeze-Out or any other acquisition of shares in Amber. In connection with the foregoing, it is intended that:

a)	The Borrower has formed Nitro Bidco Limited, a company incorporated in England (“Bidco”).

b)	The Borrower will obtain senior secured credit facilities comprised of (i) a $3,600 million term loan B facility plus, at the Borrower’s election, an amount sufficient to fund any upfront fees or OID required to be funded with respect to the TLB Facilities pursuant to the flex provisions of the Fee Letter (the “TLB Facility”) and (ii) credit facilities comprised of (A)(I) a $750 million term loan A facility in the form of a 60 day cash bridge (the “TLA Cash Bridge”) and (II) a $3,500 million term loan A facility (the “5-Year TLA”, and together with the TLA Cash Bridge, the “Term Loan A Facility”) and (B) a $1,500 million revolving facility (the “Revolving Facility” and, together with the Term Loan A Facility, the “TLA Facilities” and the TLA Facilities, together with the TLB Facilities, the “Facilities”).

c)	The Borrower (or any member of the Group or Target Group) shall:

1)	repay, redeem, defease, discharge, refinance or terminate (or in the case of letters of credit, replace, backstop or incorporate or “grandfather” into the Revolving Facility) all Target Refinancing Indebtedness on or prior to the Target Debt Refinancing Outside Date (the “Amber Refinancing”); and

2)	As used herein:

“Target Debt Refinancing Outside Date” means the date falling two (2) weeks following the Closing Date.

“Target Refinancing Indebtedness” means the indebtedness outstanding under that certain Credit Agreement, dated as of March 22, 2021, by and among, inter alios, Avast Software B.V., Credit Suisse (Deutschland) AKTIENGESELLSCHAFT, as administrative agent, and Credit Suisse International, as collateral agent, and subject to clause (b) above.

d)	The Borrower shall use a portion of the TLA Facilities to refinance that certain Credit Agreement, dated as of November 4, 2019, as amended by that First Amendment, dated as of May 7, 2021 and as may be further amended, restated, supplemented or otherwise modified as of the date hereof, among, inter alios, Borrower, JPMorgan Chase Bank, N.A, as term loan administrative agent and Wells Fargo Bank, National Association as the revolver administrative agent (the “Existing Credit Agreement”) on the Closing Date; provided that the Borrower shall be permitted to amend the Existing Credit Agreement (an “Existing Credit Agreement Amendment”) prior to the Closing Date to permit the Transactions to give effect to the terms set forth in Exhibit B in which case, (i) commitments under the TLA Facilities shall be reduced by the amount of term loans and revolving commitments outstanding under the Existing Credit Agreement immediately prior to the Closing Date (the “Outstanding TLA Loans” and such reduced commitments, the “Remaining TLA Commitments”) (provided that such reduction pursuant to this clause (i) shall apply immediately upon the Borrower obtaining an Existing Credit Agreement Amendment to permit the Transactions and the amendment to Section 6.9 of the Existing Credit Agreement and not on any other amendments to be sought in connection therewith, (ii) the Remaining TLA Commitments shall automatically convert into a commitment to provide additional term loans and revolving commitments, as applicable, under the Existing Credit Agreement on the terms set forth in Exhibit B, (iii) JPMorgan shall resign as term loan administrative agent and Wells Fargo Bank shall resign as revolver agent, in each case, under the Existing Credit Agreement, (iv) to the extent permitted by the amendment to the Existing Credit Agreement and the terms of the Existing Credit Agreement, Bank of America shall be appointed as replacement term loan agent and replacement revolver agent and (iv) each of the Commitment Parties agrees to consent (and to cause any of its affiliates and controlled accounts to consent, in each case other than on behalf of any loans or commitments held by such Commitment Party’s, or its affiliates’, trading desk in the ordinary course of business) to the Existing Credit Agreement Amendment. For the avoidance of doubt, it is intended that the the terms of the Existing Credit Agreement shall be modified pursuant to an Existing Credit Agreement Amendment in accordance with the terms in Exhibit B; provided that, with respect to any amendment that would require the consent of each lender or each affected lender under the Existing Credit Agreement, the Borrower shall have the option to utilize the “yank-a-bank” mechanic to replace any lender not willing to consent to such amendments.

A-1	[Commitment Letter]

e)	The proceeds of the Facilities and cash on hand of Amber or the Borrower, if applicable, will be applied to finance or refinance (directly or indirectly) (i) any amounts payable under or in connection with the Transaction including but not limited to, the consideration paid or payable for the Acquisition and any other payments required under the Acquisition Documents (such amounts, the “Acquisition Consideration”), (ii) the fees, costs, premiums, expenses and other transaction costs incurred in connection with the Transactions (such fees and expenses, the “Transaction Costs”), (iii) the balance sheet cash of the Borrower on the Closing Date (the “Balance Sheet Funds”), (iv) refinancing the Interim Facilities (if utilized), (v) general corporate purposes (including buybacks of equity interests or restricted payments in an amount not to exceed the Balance Sheet Funds (other than any such funds that are proceeds of the TLA Cash Bridge) and (vi) the Amber Refinancing (the amounts set forth in clauses (i) through (vi) above, collectively, the “Acquisition Costs”); provided that, if any Interim Facilities (as defined in the Interim Facilities Agreement) have been utilized under and pursuant to the Interim Facilities Agreement, amounts borrowed under the Facilities shall first be applied in refinancing any Interim Loans (as defined in the Interim Facilities Agreement) on a cashless basis.

The transactions described above (including the payment of Acquisition Costs) are collectively referred to herein as the “Transactions”. The “Closing Date” shall be the earliest date on which both the initial funding of the Facilities shall have occurred and the date the Acquisition shall have been consummated.

A-2	[Commitment Letter]

EXHIBIT B

Project Amber

$1,500 million Revolving Credit Facility

$4,250 million Term Loan A Facilities

$3,600 million Term Loan B Facility
Summary of Principal Terms and Conditions1

Borrower:	NortonLifeLock Inc. (the “Borrower”). On or after the Closing Date, at the option of the Borrower, any wholly-owned restricted subsidiary of the Borrower organized under the laws of the United States, Luxembourg or any other jurisdiction reasonably acceptable to each Lender that is to provide commitments or loans thereto may be designated as a co-borrower with the Borrower. Any new Borrower included hereby shall provide all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including a beneficial ownership certification under the Beneficial Ownership Regulation and such documentation shall be reasonably satisfactory to the Administrative Agent and Lenders. Each Borrower will be jointly and severally liable for obligations of the Borrowers.
Transactions:	As set forth in Exhibit A to the Commitment Letter.
Administrative Agent and Collateral Agent:	Bank of America will act as sole administrative agent and sole collateral agent (in such capacities, the “Administrative Agent”) for a syndicate of banks, financial institutions and other entities reasonably acceptable to the Borrower and excluding any Disqualified Lenders and will perform the duties customarily associated with such roles.
Global Coordinators:	BofA Securities and Wells Fargo Securities will each act as a global coordinator for the Facilities and will perform the duties customarily associated with such role.
Arrangers and Bookrunners:

BofA Securities, Wells Fargo Securities, JPMorgan, Scotiabank, Mizuho, Truist Securities, MUFG, BNPS and BMOCM, will each act as a lead arranger for the TLA Facilities and will perform the duties customarily associated with such role.

BofA Securities, Wells Fargo Securities, JPMorgan, Scotiabank, Mizuho, Truist Securities and MUFG, will each act as a bookrunner for the TLA Facilites and will perform the duties customarily associated with such role.

BofA Securities, Wells Fargo Securities, Scotiabank, Mizuho, Truist Securities, MUFG, BNPS and BMOCM, will each act as a lead arranger for the TLB Facility and will perform the duties customarily associated with such role.

BofA Securities, Wells Fargo Securities, Scotiabank, Mizuho, Truist Securities and MUFG, will each act as a bookrunner for the TLB Facility and will perform the duties customarily associated with such role.

1All capitalized terms used but not defined herein shall have the meanings given to them in the Commitment Letter to which this term sheet is attached, including Exhibit A and Exhibit B thereto.

B-1	[Commitment Letter]

Co-Syndication Agents:

Wells Fargo Securities, JPMorgan, Scotiabank, Mizuho, Truist Bank, and MUFG will each act as a co-syndication agent for the TLA Facilities and will perform the duties customarily associated with such role.

Wells Fargo Securities, Scotiabank, Mizuho, Truist Bank, and MUFG will each act as a co-syndication agent for the TLB Facility and will perform the duties customarily associated with such role.

Co-Documentation Agents:	BNPS, BMOCM, Fifth Third, Citizens, HSBC Securities (USA) Inc., Santander, SMBC, PNC Bank and Capital One will each act as a co-documentation agent for the Facilities and will perform the duties customarily associated with such role.
Scheme:	The scheme of arrangement effected pursuant to Part 26 of the Companies Act 2006 to be proposed by Amber to its shareholders to implement the Acquisition pursuant to which the Borrower (or, as applicable, Bidco) will, subject to the occurrence of the Scheme Effective Date (as defined in the Interim Facilities Agreement) become the holder of the Target Shares that are the subject of that scheme of arrangement (the “Scheme”).
Offer:

The takeover offer (as defined in section 974 of the Companies Act 2006) by the Borrower (or, as applicable, Bidco) in accordance with the City Code to acquire all of the Target Shares that are the subject of that takeover offer (within the meaning of Section 975 of the Companies Act 2006) pursuant to the Offer Documents (the “Offer”).

“Offer Documents” means the applicable Announcement and the offer documents dispatched to shareholders of Amber setting out the terms and conditions of an Offer.

Announcement:	Any press release made by or on behalf of the Borrower (or, as applicable, Bidco) announcing a firm intention to implement a Scheme or, as the case may be, make an Offer, in each case in accordance with Rule 2.7 of the City Code (the “Announcement”).
Squeeze-Out:	An acquisition of the outstanding Target Shares that the Borrower (or, as applicable, Bidco) has not acquired pursuant to the procedures contained in sections 979 to 982 of the Companies Act 2006 (the “Squeeze-Out”).
City Code:	The City Code on Takeovers and Mergers (the “City Code”).
Panel:	The Panel on Takeovers and Mergers (the “Panel”).
TLB Facility:	A senior secured term loan B facility (the “TLB Facility”) in US Dollars in an aggregate principal amount of $3,600 million plus, at the Borrower’s election, an amount sufficient to fund any upfront fees or OID required to be funded with respect to the TLB Facility pursuant to the flex provisions of the Fee Letter; provided that, at the election of the Borrower and with the consent of the Arrangers, the TLB Facility (or a portion thereof) may also be denominated in Euros or Sterling. Lenders under the TLB Facility are collectively referred to as “TLB Lenders” and the loans thereunder are collectively referred to as “TLB Loans”.

B-2	[Commitment Letter]

TLA Facilities:

(A)       A senior secured first-lien term loan A facility (the “Term Loan A Facility”) in US Dollars in an aggregate principal amount of $4,250.0 million consisting of the following tranches:

(i) $750.0 million 60 day term loan tranche (the “TLA Cash Bridge”); and

(ii) $3,500.0 million 5-year term loan tranche (the “5-Year TLA”).

Lenders under the Term Loan A Facility are collectively referred to as “Term A Lenders” and the loans thereunder are collectively referred to as “Term A Loans”.

(B) A senior secured first-lien revolving credit facility (the “Revolving Facility” and, together with the Term Loan A Facility, the “TLA Facilities”) in an aggregate principal amount of $1,500.0 million. Lenders with commitments under the Revolving Facility are collectively referred to as “Revolving Lenders”, and collectively with the Term A Lenders, the “TLA Lenders”, and the loans thereunder, together with (unless the context requires otherwise) the swingline borrowings referred to below, are collectively referred to as “Revolving Loans”; and together with the Term A Loans, the “TLA Loans” and, together with the TLB Loans, collectively, the “Loans”. The Revolving Facility will be made available to the Borrower in U.S. Dollars, Sterling, and other currencies to be mutually agreed. In connection with the Revolving Facility, the Administrative Agent (in such capacity, the “Swingline Lender”) will make available to the Borrower a swingline facility under which the Borrower may make short-term borrowings denominated in US Dollars upon same-day notice of up to an amount to be agreed (but no less than $40 million) on the same terms and conditions as those set forth in the Precedent Credit Agreement (as defined below).
Limited Conditionality Transactions:	The provisions applicable to limited conditionality transactions (which shall include (i) the consummation of an acquisition or an investment that the Borrower or one or more of its subsidiaries is contractually committed to consummate and whose consummation is not conditioned on the availability of, or on obtaining, third party financing, (ii) any prepayment, repurchase or redemption of indebtedness requiring irrevocable notice in advance of such prepayment, repurchase or redemption or (iii) any dividends or distributions on, or redemptions of equity and requiring declaration in advance thereof (any such transaction, a “Limited Conditionality Transaction”) in the Facilities Documentation shall be the same as those set forth in the Precedent Credit Agreement, including, without limitation, Section 1.09 of the Precedent Credit Agreement; provided that such provisions shall not apply to the Revolving Facility.
Incremental Facilities:	The Facilities will permit the Borrower, on one or more occasions, to (a) add one or more incremental term loan facilities and/or increase all or any portion of the Term Loan A Facility or the TLB Facility (each, an “Incremental Term Facility”), and/or (b) add one or more incremental revolving facilities and/or increase commitments under the Revolving Facility (each, an “Incremental Revolving Facility” and together with any Incremental Term Facility, the “Incremental Facilities” and each an “Incremental Facility”) on terms and conditions the same as those set forth in the Precedent Credit Agreement; provided, that:

B-3	[Commitment Letter]

(i) at the time of and after giving effect to the effectiveness of any proposed Incremental Facility the amount thereof shall not exceed the sum of (A) an aggregate principal amount equal to the maximum amount (if any) of Incremental Facilities that could be established or incurred such that as of the last day of the most recently ended period of four consecutive fiscal quarters for which financial statements are available, on a pro forma basis giving effect to such Incremental Facility (and netting any cash proceeds from such incurrence not applied promptly for the specified transaction in connection with such incurrence upon receipt thereof in calculating the ratio) and any related acquisitions or investments consummated in connection therewith and all other appropriate pro forma adjustments, (I) if such debt is secured by the Collateral (as defined below) on a pari passu basis, the First Lien Leverage Ratio (as defined in the Precedent Credit Agreement, but adjusted to reflect a gross leverage test) of Borrower would be no greater than (x) the First Lien Leverage Ratio as of the Closing Date (such ratio, the “Closing Date First Lien Leverage Ratio”) or (y) in the case of debt incurred to consummate a Permitted Acquisition (as defined in the Precedent Credit Agreement) or other investment not prohibited by the Facilities Documentation, either (i) the Closing Date First Lien Leverage Ratio or (ii) the First Lien Leverage Ratio immediately prior to such transactions, (II) if such debt is secured by the Collateral on a junior basis the Secured Leverage Ratio (as defined in the Precedent Credit Agreement, but adjusted to reflect a gross leverage test) of Borrower would be no greater than (x) 0.50 to 1.00 above the Secured Leverage Ratio on the Closing Date or (y) in the case of debt incurred to consummate a Permitted Acquisition or other investment not prohibited by the Facilities Documentation, either (i) 0.50 to 1.00 above the Secured Leverage Ratio on the Closing Date or (ii) the Secured Leverage Ratio immediately prior to such transactions; and (III) if such debt is incurred on an unsecured basis or is secured by assets that are not Collateral, either the Total Leverage Ratio (as defined in the Precedent Credit Agreement, but adjusted to reflect a gross leverage test) to exceed (x) 0.50 to 1.00 above the Total Leverage Ratio on the Closing Date or (y) in the case of debt incurred to consummate a Permitted Acquisition or other investment not prohibited by the Facilities Documentation, either (i) 0.50 to 1.00 above the Total Leverage Ratio on the Closing Date or (ii) the Total Leverage Ratio immediately prior to such transactions; provided that to the extent the proceeds of any such Incremental Facility are to be used to repay indebtedness, it shall not limit the Borrower’s ability to give pro forma effect to such repayment of indebtedness (this clause (A), the “Ratio Based Incremental Amount”), and (B) the Incremental Base Amount (the applicable amount under clause (A) or (B), the “Available Incremental Amount”).

The “Incremental Base Amount” means, as of any date of determination, the sum of (1) the greater of (x) 100% of pro forma Consolidated EBITDA (as defined below) as of the Closing Date (“Closing Date EBITDA”) and (y) 100% of Consolidated EBITDA on a pro forma basis after giving effect to the incurrence of such additional amount, any transactions consummated in connection therewith and all other appropriate pro forma adjustments (including use of proceeds) for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination (this clause (1), the “Free and Clear Incremental Amount”), plus (2) all voluntary prepayments, debt buybacks (permitted pursuant to the Facilities Documentation and to the extent of the actual cash price paid in connection with such buyback), and payments utilizing the yank-a-bank provisions (to the extent such debt is retired rather than assigned), as applicable, of the TLB Loans, TLA Loans, the Revolving Loans, any Incremental Facility, Incremental Equivalent Debt (as defined in the Precedent Credit Agreement), and any other indebtedness secured on a pari passu basis with the Initial Loans (as defined below) (in the case of any revolving facility, to the extent accompanied by a permanent reduction of the relevant commitment), in each case made prior to the date of any such incurrence (other than prepayments, repurchases and voluntary commitment reductions with the proceeds of (i) Refinancing Facilities or Refinancing Debt, (ii) indebtedness the proceeds of which are used to refinance the Facilities and (iii) other long-term indebtedness (other than revolving indebtedness)) minus (3) the aggregate principal amount of all Incremental Facilities or Incremental Equivalent Debt then outstanding incurred in reliance of clauses (1) and (2) of this definition;

B-4	[Commitment Letter]

(ii) the interest rate margins, upfront fees, original issue discount (“OID”) and (subject to clause (iii)) amortization schedule applicable to any Incremental Term Facility shall be determined by the Borrower and the lenders thereunder; provided that, except with respect to amounts up to the greater of (x) 100% of Closing Date EBITDA and (y) 100% of Consolidated EBITDA on a pro forma basis for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination (the “MFN Trigger Amount”), only with respect to any Incremental Term Facility that (1) consists of term loans that are pari passu in right of payment and security with the TLB Loans incurred on the Closing Date (the “Initial TLB Loans”), (2) is incurred under the Ratio Based Incremental Amount (and not by virtue of reclassification), (3) is a broadly syndicated term loan “b” facility, (4) is incurred prior to the date that is six months after the Closing Date, (5) is scheduled to mature prior to the date that is one year after the maturity date of the Initial TLB Loans, (6) is not incurred in connection with a Permitted Acquisition or other investment and (7) is denominated in US dollars, if the “yield” (to be defined in a manner consistent with the Precedent Credit Agreement) of any such Incremental Term Facility exceeds the “yield” on the Initial TLB Loans (which shall include the TLB Upfront Fee (as defined in the Fee Letter) with the TLB Upfront Fee equated to interest margins based on an assumed four-year life to maturity) by more than 100 basis points (the “MFN Margin”), the applicable margins for the Initial TLB Loans shall be increased to the extent necessary so that the “yield” on the Initial TLB Loans is 100 basis points less than the “yield” on such Incremental Term Facility (it being agreed that any increase in “yield” to the Initial TLB Loans required due to the application of a LIBOR floor on any Incremental Term Facility will be effected solely through an increase in such floor (or an implementation thereof), as applicable) (this proviso, “MFN Protection”);

(iii) (x) the maturity date of any Incremental Term Facility that is in the form of a “TLA Facility” (each an “Incremental Term A Facility”) shall be no earlier than the maturity date of the 5-Year TLA and the weighted average life to maturity applicable to each Incremental Term A Facility shall be no shorter than the weighted average life to maturity of the 5-Year TLA, and (y) the maturity date of any other Incremental Term Facility (each an “Incremental Term B Facility”) shall be no earlier than the maturity date of the Initial TLB Loans and the weighted average life to maturity of any such Incremental Term Facility shall be no shorter than the weighted average life to maturity of the Initial TLB Loans; provided that this clause (iii) shall not apply to any Incremental Term B Facility an amount of up to the greater of (x) 100% of Closing Date EBITDA and (y) an amount equal to Consolidated EBITDA on a pro forma basis for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination (the “Inside Maturity Basket” and any indebtedness permitted thereby, “Inside Maturity Debt”) in the aggregate of Incremental Term Facilities, Refinancing Facilities, Refinancing Debt, Incremental Equivalent Debt or any other indebtedness designated by the Borrower; and

B-5	[Commitment Letter]

(iv) no Incremental Facility shall be secured by any assets or property other than the Collateral and no Incremental Facility shall be guaranteed by entities other than the Guarantors.

In addition, the Borrower may, in lieu of adding Incremental Facilities, utilize any part of the Available Incremental Amount at any time by issuing or incurring Incremental Equivalent Debt, which shall not be subject to MFN Protection (other than, subject to the MFN Trigger Amount, Incremental Equivalent Debt that (1) consists of term loans that are pari passu in right of payment and security with the Initial TLB Loans, (2) is incurred in reliance on the Ratio Based Incremental Amount (and not by virtue of reclassification), (3) is a broadly syndicated term loan “b” facility, (4) is incurred prior to the date that is six months after the Closing Date, (5) is scheduled to mature prior to the date that is one year after the maturity date of the Initial TLB Loans, (6) is not incurred in connection with a Permitted Acquisition or other investment and (7) is denominated in US dollars, subject to terms and conditions the same as those set forth in the Precedent Credit Agreement).

Prior to the expiry of the Certain Funds Period, any unused commitments under the TLB Facility or the TLA Facilities (without duplication of any indebtedness to be refinanced with the proceeds of such unused commitments) will be included in the numerators of the First Lien Leverage Ratio, the Secured Leverage Ratio and the Total Leverage Ratio.

“Consolidated EBITDA” will be defined, including with regard to defined terms used in such definition, in a manner the same as the Existing Credit Agreement, and modified, if necessary, to provide for the add-back of (a) cost savings, operating improvements, operating expense reductions, revenue enhancements and synergies that result or that are expected in good faith to result from the Transactions and other actions taken, committed to be taken or planned to be taken within 24 months after the end of the relevant period (in the case of expected cost savings, operating improvements, operating expense reductions, revenue enhancements and synergies, in each case, reasonably identifiable and factually supportable, and calculated on a “run rate” basis such that the full recurring benefit associated therewith is taken into account without double counting the amount of actual benefits realized in connection therewith) shall not exceed 30% of Consolidated EBITDA (after giving effect to such add-back and all other add-backs) (which cap, for the avoidance of doubt, will not apply to cost savings, operating improvements, operating expense reductions, revenue enhancements and synergies in respect of the Transactions); provided that amounts added back pursuant to clause (b) of the Existing Credit Agreement shall be uncapped, and (b) adjustments consistent with Regulation S-X or contained in a quality of earnings report in connection with an acquisition or investment made available to the Administrative Agents conducted by financial advisors (which are either nationally recognized or reasonably acceptable to the Administrative Agents (it being understood and agreed that any of the “Big Four” accounting firms are acceptable)) (this clause (b), the “QofE Addback”).

B-6	[Commitment Letter]

Refinancing Facilities:	The Facilities Documentation will permit the Borrower to refinance and/or replace loans under the Facilities on a dollar-for-dollar basis (including the payment of interest, premiums, fees and expenses in connection therewith) from time to time, in whole or in part, with (a) one or more new term facilities or one or more new revolving credit facilities (any such new term facilities or new revolving credit facilities, “Refinancing Facilities”) and/or (b) one or more additional series of senior secured or unsecured notes or loans (any such notes or loans, “Refinancing Debt”), in each case, on terms and conditions the same as those set forth in the Precedent Credit Agreement.

Purpose:

The proceeds of (a) borrowings under the TLB Facility and Term Loan A Facility on the Closing Date or (b) any Certain Funds Utilization in connection with the Amber Refinancing, will be used, directly or indirectly, together with any proceeds from borrowings under the Revolving Facility as set forth below and cash on hand, if any, at the Borrower and the Company, to finance or refinance (i) Acquisition Costs (including the Amber Refinancing), general corporate purposes (including buybacks of equity interests and/or restricted payments in an amount not to exceed Balance Sheet Funds (other than such funds that are proceeds of the TLA Cash Bridge)) and/or replace cash on the balance sheet and (ii) the Amber Refinancing and/or replace cash on the balance sheet; provided that, if any Interim Facility B (as defined in the Interim Facilities Agreement) or Interim Facility A (as defined in the Interim Facility Agreement) has been utilized under and pursuant to the Interim Facilities Agreement, amounts borrowed under the TLB Facility or relevant TLA Facilities shall first be applied in refinancing any Interim Loans under the applicable Interim Facility B or Interim Facility A (each as defined in the Interim Facilities Agreement) on a cashless basis.

Letters of credit and proceeds of Revolving Loans may be used by Borrower and its subsidiaries for the purposes set forth in the Precedent Credit Agreement.

Availability:	Each of the TLB Facility and the Term Loan A Facility will be available on and from the date on which the Facilities Documentation is signed until the end of the Certain Funds Period (as defined below) or, in the case of amounts in respect of the Amber Refinancing, until the Target Debt Refinancing Outside Date (each date on which a drawing of the TLB Facility occurs, an “Initial TLB Funding Date” and each date on which a drawing of the Term Loan A Facility occurs, an “Initial TLA Funding Date”); provided that the aggregate amount of drawings in connection with the Acquisition and the Amber Refinancing shall not exceed four (4) drawings. Amounts borrowed under the TLB Facility and the Term Loan A Facility that are repaid or prepaid may not be reborrowed.

B-7	[Commitment Letter]

The Revolving Facility will be made available on the Closing Date (i) to fund a portion of the Acquisition Costs, (ii) to fund upfront fees and original issue discount imposed pursuant to the flex provisions of the Fee Letter, and (iii) to fund working capital and replace borrowings under the Existing Credit Agreement; provided that the amount available on the Closing Date for clause (i) shall not exceed $75 million in the aggregate. Additionally, letters of credit may be issued on the Closing Date in order to, among other things, backstop or replace letters of credit outstanding on the Closing Date under facilities no longer available to Amber or its respective subsidiaries as of the Closing Date. Otherwise, letters of credit and Revolving Loans will be available after the Closing Date on the same terms set forth in the Precedent Credit Agreement.

Letters of Credit:	A portion of the Revolving Facility in an amount to be agreed (but no less than $100 million) will be available to the Borrower for the purpose of issuing letters of credit in U.S. Dollars, AUD, Israeli Shekel, Arab Emirate Dirhan, Indian Rupee, EUR, Sterling, CAD, CHF, JPY and other currencies to be mutually agreed and on terms and conditions the same as those set forth in the Precedent Credit Agreement with such amount being allocated amongst each Initial TLA Lender on a pro rata basis based on such Initial TLA Lender’s commitments for the Revolving Facility (other than such larger amount requested by the Borrower and agreed by such issuing bank; provided that the aggregate letter of credit exposure shall not be exceeded).

Certain Funds Period:

“Certain Funds Period” means the period from (and including) the date of the Facilities Documentation to (and including) 11:59 p.m., New York City time, on the earliest of:

(a)           if the Acquisition is intended to be completed pursuant to a Scheme, the date on which the Scheme lapses (including, subject to exhausting any rights of appeal, if a relevant court refuses to sanction the Scheme) or is withdrawn in writing in accordance with its terms in the Announcement or Scheme Document (other than (a) where such lapse or withdrawal is as a result of the exercise of Borrower’s (or, as applicable, Bidco’s) right to effect a switch from the Scheme to the Offer or (b) it is otherwise to be followed within twenty (20) business days by an Announcement made by Borrower (or, as applicable, Bidco) to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the terms of the Interim Facilities Agreement or, as applicable, the relevant Facilities Documentation;

(b)           if the Acquisition is intended to be completed pursuant to an Offer, the date on which the Offer lapses, terminates or is withdrawn in writing in accordance with its terms in the Announcement or Offer Document (other than (a) where such lapse or withdrawal is as a result of the exercise of the Borrower’s (or, as applicable, Bidco’s) right to effect a switch from the Offer to a Scheme or (b) it is otherwise to be followed within twenty (20) business days by an Announcement made by Borrower (or, as applicable, Bidco) to implement the Acquisition by a different offer or scheme (as applicable) in accordance with the terms of the Interim Facilities Agreement or, as applicable, the relevant Facilities Documentation; and

B-8	[Commitment Letter]

(c) the first business date falling after the Commitment Long Stop Date provided that, if the Interim Closing Date (as defined in the Interim Facilities Agreement) has occurred by then, such date shall automatically be extended to the later of (A) the Commitment Long Stop Date and (B) the date falling 90 days after the Interim Closing Date.

Interest Rates and Fees:	As set forth on Annex I to this Exhibit B. Interest in respect of the entire principal amount of the TLB Facility shall begin to accrue on the Initial TLB Funding Date and interest in respect of the entire principal amount of the Term Loan A Facility shall begin to accrue on the Initial TLA Funding Date, in each case, beginning on the Closing Date.

Closing Fees:	As set forth in the Fee Letter.

Default Rate:	On the same terms as set forth in the Precedent Credit Agreement.

Defaulting Lenders	Subject to the Documentation Principles, on the same terms as set forth in the Precedent Credit Agreement.

Final Maturity and Amortization:

(A) TLB Facility

Commencing on the last day of the second full fiscal quarter ended after the Closing Date, the TLB Loans shall be repaid in equal quarterly installments of 1.00% per annum of the original principal amount of the TLB Loans, with the balance payable on the maturity date. The TLB Facility will mature on the date that is seven (7) years after the Closing Date; provided that the Facilities Documentation shall provide the right for individual TLB Lenders to agree to extend the maturity date of the outstanding TLB Loans held by such TLB Lenders upon the request of the Borrower and without the consent of any other Lender (subject to terms and conditions the same as those set forth in the Precedent Credit Agreement, but in any event not to be subject to any “most favored nation” pricing or minimum extension condition).

(B)       Term Loan A Facility

The TLA Cash Bridge will mature on the date that is 60 days after the Closing Date and shall not amortize.

The 5-Year TLA will mature on the date that is five (5) years after the Closing Date and will amortize in equal quarterly installments in aggregate annual amounts equal to 5.00% of the original principal amount of the 5-Year TLA, commencing with the second full fiscal quarter after the Closing Date, with the balance payable on the fifth (5th) anniversary of the Closing Date; provided that the Facilities Documentation shall provide the right for individual Term A Lenders to agree to extend the maturity date of the outstanding Term A Loans held by such Term A Lenders upon the request of the Borrower and without the consent of any other Lender (subject to terms and conditions the same as those set forth in the Precedent Credit Agreement).

B-9	[Commitment Letter]

(C)       Revolving Facility

The Revolving Facility will mature, and lending commitments thereunder will terminate, on the date that is five (5) years after the Closing Date; provided that the Facilities Documentation shall provide the right of individual Revolving Lenders to agree to extend the maturity of their Revolving Commitments upon the request of the Borrower and without the consent of any other Lender on terms and conditions the same as those set forth in the Precedent Credit Agreement.

Guarantees:	Subject to the Certain Funds Provisions, all obligations of the Borrower under the Facilities (the “Borrower Obligations”) and, at the option of the Borrower, under any interest rate protection or other swap or hedging arrangements or cash management arrangements entered into with a Lender, the Arrangers, the Administrative Agent or any affiliate of a Lender, Arranger or the Administrative Agent (“Hedging/Cash Management Arrangements”) will be unconditionally guaranteed jointly and severally on a senior secured first-lien basis (the “Guarantees”) by each existing and subsequently acquired or organized (including by division) direct or indirect wholly-owned restricted subsidiary of Borrower organized in the United States other than any Excluded Subsidiaries (as defined in the Precedent Credit Agreement on terms and conditions (and subject to exceptions, limitations and materiality thresholds) that are the same as those set forth in the Precedent Credit Agreement(the “Guarantors”).

Security:	Subject to the Certain Funds Provisions, the Borrower Obligations, the Guarantees and the Hedging/Cash Management Arrangements will be secured by: (a) with respect to Borrower and each Guarantor, perfected first-priority security interests in substantially all tangible and intangible personal property of Borrower and each Guarantor (but excluding (v) any intercompany indebtedness owed to any Guarantor to the extent not permitted to be pledged under that certain Indenture, dated as of February 9, 2017, between the Borrower and the Trustee, as supplemented by the First Supplemental Indenture, dated as of February 9, 2017 or any other market restriction in any future indenture, (w) any equity interests of any subsidiary of the Borrower to the extent not permitted to be pledged under that certain Indenture, dated as of February 9, 2017, between the Borrower and the Trustee, as supplemented by the First Supplemental Indenture, dated as of February 9, 2017 or any other market restriction in any future indenture, (x) the Excluded Property (as defined in the Precedent Credit Agreement), (y) any cash and cash equivalents, deposit accounts, commodities accounts and securities accounts (including securities entitlements and related assets) (but, in each case, not including proceeds of assets otherwise constituting Collateral) and (z) all fee owned, leased or other interests in real property (the “Collateral”) on terms and conditions (including exceptions, grace periods, limitations and materiality thresholds) the same as those set forth in the Precedent Credit Agreement and the Security Agreement (as defined in the Precedent Credit Agreement).

B-10	[Commitment Letter]

Mandatory Prepayments:

Subject to the Documentation Principles, Loans under the TLB Facility and Term Loan A Facility shall be subject to mandatory prepayments on terms and conditions (including with respect to application of such prepayments and any exceptions, limitations and materiality thresholds applicable thereto) the same as those set forth in Section 2.05 of the Precedent Credit Agreement; provided that (a) the excess cash flow sweep will begin with the first full fiscal year after the Closing Date (and will be payable within ten Business Days of delivery of the audit for such fiscal year) and shall be based on the Precedent Credit Agreement with a step-down to 0% at 0.25 to 1.00 inside the Closing Date First Lien Leverage Ratio, and will only be applied to the TLB Facility, and (b) prepayments made pursuant to Section 2.05(b)(ii)(A) of the Precedent Credit Agreement (the “Asset Sale Sweep”) (I) shall be in an amount equal to 50% of the Net Cash Proceeds (as defined in the Existing Credit Agreement) realized or received, and (II) shall be subject to (i) a step-down to 0% if the First Lien Leverage Ratio is equal to or less than 0.50 to 1.00 below the Closing Date First Lien Leverage Ratio, (ii) a step-up to 100% if the First Lien Leverage Ratio is equal to or greater than 0.50 to 1.00 above the Closing Date First Lien Leverage Ratio and (iii) an initial reinvestment period of 180 days prior and 540 days after receipt of the net proceeds (or if committed to be reinvested within such 540-day period, to the extent so reinvested within 180 days after the end of such period), (III) shall give pro forma effect to a prospective payment as if made and may be tested at any time during the reinvestment period, (IV) shall be applied to the Term Loan A Facility or TLB Facility at the direction of the Borrower, and (V) prepayments pursuant to Section 2.05(b)(ii)(A) shall only be required to the extent the net cash proceeds in any fiscal year exceed the greater of (x) 35% of Closing Date EBITDA and (y) 35% of Consolidated EBITDA for the most recently ended period of four fiscal quarters for which financial statements are available prior to such date of determination (which amounts shall be carried forward to subsequent fiscal years).

Mandatory prepayments in respect of the Asset Sale Sweep can be directed to the Term Loan A Facility or the TLB Facility, as directed by the Borrower.

Voluntary Prepayments and Reductions in Commitments:	Voluntary prepayments of borrowings under the TLB Facility and Term Loan A Facility and voluntary reductions of the unutilized portion of the Revolving Facility commitments will be permitted at any time, without premium (other than as provided below) or penalty on terms and conditions (including with respect to application of such prepayments) the same as those set forth in the Precedent Credit Agreement.

All (i) voluntary prepayments of TLB Loans and (ii) mandatory prepayments of TLB Loans with the proceeds of Refinancing Facilities or Refinancing Debt, in the case of each of clauses (i) and (ii), in connection with any Repricing Transaction (as defined in the precedent Credit Agreement) will be accompanied by a premium (expressed as a percentage of the principal amount of such TLB Loans to be prepaid) equal to (a) prior to the six-month anniversary of the Closing Date, 1.00% (the “TLB Call Protection”) and (b) on the six-month anniversary of the Closing Date and thereafter, 0.00%.

B-11	[Commitment Letter]

Documentation Principles:	The definitive documentation for the Facilities (the “Facilities Documentation”) will contain only (a) solely to the extent the Facilities Documentation is executed prior to the Closing Date, those representations, warranties and covenants relating to the conduct of the Offer or Scheme expressly set forth in the Interim Facilities Agreement which shall be applicable only to the parties set forth in the Interim Facilities Agreement and apply solely prior to the Closing Date (other than paragraphs 8(i) and (j) (Acquisition Undertakings) of Part II of Schedule 5 (Major Representations, Undertakings and Events of Default) of the Interim Facilities Agreement, which shall be included in the Facilities Documentation and apply from the Closing Date, whether or not the Facilities Documentation is executed prior to the Closing Date) and (b) those representations, warranties, covenants and events of default expressly set forth in this Term Sheet (including by reference to the Precedent Credit Agreement), which will be the same as and no less favorable to the Borrower than the documentation identified to the Commitment Parties prior to the date of the Original Commitment Letter (the “Precedent Credit Agreement”) (and in any event shall be no less favorable, to the Borrower than the Existing Credit Agreement and related security, collateral and guarantee agreements executed and/or delivered in connection therewith, in each case, as in effect on the date of the Original Commitment Letter) with changes and modifications that (i) remove provisions providing for a “Permitted Change of Control”, (ii) give due regard to the consummation of the Transactions, (iii) adjust basket sizes commensurate with Consolidated EBITDA on the Closing Date, (iv) take into account (a) any current top-tier market terms for corporate borrowers that are reasonably acceptable to the Borrower and the Commitment Parties and (b) any additional flexibility to reflect any recent transactions (including debt issuances) of Borrower that shall have occurred prior to the Closing Date that are reasonably acceptable to the Borrower and the Commitment Parties, (v) reflect customary operational and agency provisions of the Administrative Agent to be mutually agreed between the Borrower and the Administrative Agent (including, without limitation, customary agent clawback provisions), and in any event will contain customary EU bail-in provisions, lender-side ERISA representations, provisions to be agreed to address the Beneficial Ownership Regulation and inadvertent payment provisions, (vi) reflect changes in law or accounting standards or cure mistakes or defects, (vii) provide that the release of any Guarantor from its guarantee obligations solely as a result of such Guarantor ceasing to be a restricted subsidiary that is a wholly-owned restricted subsidiary shall only be permitted if (x) at the time such Guarantor ceases to be a wholly-owned restricted subsidiary such Guarantor ceased to be a wholly-owned subsidiary as a result of a joint venture or other strategic transaction permitted under the Facilities Documentation that was not entered into for the primary purpose of such transaction was not to evade the guarantee required pursuant to the Facilities Documentation, (y) the transaction by which such Guarantor ceases to be a wholly-owned restricted subsidiary was consummated on an arms’ length basis with an unaffiliated third-party or (z) after giving effect to the transaction, the Guarantor being released from its guarantee obligations is no longer a direct or indirect restricted subsidiary of the Borrower and (viii) reflect the terms of this Term Sheet (as may be modified pursuant to the flex provisions of the Fee Letter) (collectively, the “Documentation Principles”). The Facilities Documentation will be subject in all respects to the Certain Funds Provisions.

Representations and Warranties:	Subject in all respects to the Certain Funds Provisions and the Documentation Principles, to be applicable to Borrower and its restricted subsidiaries, the same as (including, for the avoidance of doubt, with respect to materiality qualifiers, exceptions and limitations) the representations and warranties set forth in Article V of the Precedent Credit Agreement.

B-12	[Commitment Letter]

Conditions to Certain Funds Borrowings:	Subject to the Certain Funds Provisions, the availability of the initial borrowing under the Facilities on the Closing Date and the availability of any Certain Funds Utilization of the Initial TLB Facility and the Term Loan A Facility in connection with the Amber Refinancing will be subject solely to (a) delivery of a customary borrowing notice, (b) the conditions set forth or referred to in clause 3.1 (Conditions Precedent) of the Interim Facilities Agreement (with such conforming changes to the definitions of “Agreement” and “Interim Finance Documents” as necessary to reflect that funding will take place pursuant to the Facilities Documentation and not the Interim Facilities Agreement), and (c) the execution of the Facilities Documentation.

Post-Closing Conditions:	The making of each extension of credit under the Facilities (other than under any Incremental Facility) after the Closing Date (other than any Certain Funds Utilization of the Initial TLB Facility and/or Term Loan A Facility in connection with the Amber Refinancing) shall be conditioned solely upon (a) delivery of a customary borrowing notice, (b) the accuracy of representations and warranties in all material respects and (c) the absence of defaults or events of default at the time of, or after giving effect to the making of, such extension of credit.

Affirmative Covenants:	Subject in all respects to the Documentation Principles, to be applicable to Borrower and its restricted subsidiaries, the same as (including, for the avoidance of doubt, with respect to materiality qualifiers, exceptions and limitations) the affirmative covenants set forth in Article VI of the Precedent Credit Agreement; provided that the Facilities Documentation shall be modified to reflect reporting covenants no less favorable to the Borrower than the covenants set forth in the Existing Credit Agreement; provided, further, that the Facilities Documentation shall be modified to include an affirmative covenant providing for Borrower and its restricted subsidiaries to consummate the Amber Refinancing no later than the Target Debt Refinancing Outside Date.

B-13	[Commitment Letter]

Negative Covenants:

Limited to the following (to be applicable to the Borrower and its restricted subsidiaries) limitations on:

a)   the incurrence of debt, with exceptions including the ability to (i) incur indebtedness on the terms set forth in the section entitled “Incremental Facilities”, “Refinancing Facilities” and others to be set forth in the Facilities Documentation, (ii) incur additional indebtedness pursuant to a general basket in amount not to exceed the greater of (x) 75% of Closing Date EBITDA and (y) 75% of Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination, (iii) assume indebtedness in connection with a Permitted Acquisition or other similar investment not prohibited by the Facilities Documentation so long as (1) such indebtedness was not incurred in contemplation of the relevant acquisition or investment, and (2) if such debt is secured, such liens shall only secure the obligations it secures on the date of such Permitted Acquisition or similar investment and such liens do not extend to any other property of the Borrower and its restricted subsidiaries, (iv) incur Attributable Indebtedness (as defined in the Precedent Credit Agreement) pursuant to a basket in an amount to be mutually agreed, (v) obtain letters of credit in an amount not to exceed $100 million and (vi) incur indebtedness in an unlimited amount, so long as, (A) to the extent such indebtedness is secured by liens on Collateral that are pari passu with the liens securing the Facilities, either (x) the Borrower is in compliance with a First Lien Leverage Ratio on a pro forma basis (but without netting the proceeds of such indebtedness), no greater than the Closing Date First Lien Leverage Ratio or (y) in the case of debt incurred to consummate a Permitted Acquisition or other similar investment not prohibited by the Facilities Documentation, the First Lien Leverage Ratio, on a pro forma basis (but without netting the proceeds of such indebtedness), is no greater than the First Lien Leverage Ratio immediately prior to such Permitted Acquisition or similar investment, (B) to the extent such indebtedness is secured by liens on Collateral that are junior to the liens securing the Facilities, either (x) the Borrower is in compliance with a Secured Leverage Ratio, on a pro forma basis (but without netting the proceeds of such indebtedness), no greater than 0.50 to 1.00 above the Secured Leverage Ratio on the Closing Date or (y) in the case of debt incurred to consummate a Permitted Acquisition or other similar investment not prohibited by the Facilities Documentation, the Secured Leverage Ratio, on a pro forma basis (but without netting the proceeds of such indebtedness), is no greater than the Secured Leverage Ratio immediately prior to such Permitted Acquisition or similar investment or (C) to the extent such indebtedness is unsecured or secured by assets that do not constitute Collateral, either (I) the Borrower is in compliance with a Total Leverage Ratio, on a pro forma basis (but without netting the proceeds of such indebtedness), no greater than 0.50 to 1.00 above the Total Leverage Ratio on the Closing Date or (II) in the case of debt incurred to consummate a Permitted Acquisition or other similar investment not prohibited by the Facilities Documentation, the Total Leverage Ratio, on a pro forma basis (but without netting the proceeds of such indebtedness), is no greater than the Total Leverage Ratio immediately prior to such Permitted Acquisition or similar investment (any such indebtedness incurred pursuant to the foregoing clauses (A), (B) and (C), “Permitted Ratio Debt”); provided that (i) excluding any term loans under customary bridge facilities and any Inside Maturity Debt, any such Permitted Ratio Debt does not mature prior to the date that is 91 days after the maturity date of the Initial TLB Loans, or have a weighted average life less than the weighted average life of the Initial TLB Loans, plus 91 days, (ii) any such Permitted Ratio Debt does not have mandatory prepayment, redemption or offer to purchase events more onerous than those set forth in the applicable Facilities, (iii) the other terms and conditions of such Permitted Ratio Debt (excluding pricing and optional prepayment or redemption terms) reflect market terms and conditions at the time of incurrence or issuance, (iv) if such Permitted Ratio Debt is incurred by a non-Guarantor subsidiary, the aggregate amount of such Permitted Ratio Debt at any time outstanding shall not exceed a cap to be set forth in the Facilities Documentation and (v) any Permitted Ratio Debt that is secured by a lien on the Collateral shall be subject to a customary intercreditor agreement with the Administrative Agent; provided further that if any such indebtedness is a term loan that is secured by liens on Collateral that are pari passu with the liens securing the Facilities (excluding any term loans under customary bridge facilities), the MFN Protection (if any) shall apply;

B-14	[Commitment Letter]

b)   liens, with exceptions including the ability to incur additional liens (i) to secure Permitted Ratio Debt that is permitted to be secured and subject to entry into a customary intercreditor agreement to the extent such liens are on Collateral, (ii) pursuant to a general basket in an amount not to exceed the greater of (x) 50% of Closing Date EBITDA and (y) 50% of Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination and (iii) on the terms set forth under “Incremental Facilities” or “Refinancing Facilities” above;

c)   fundamental changes;

d)    asset sales (including sales of capital stock of restricted subsidiaries) and sale leasebacks (which, in each case, shall be permitted on the terms set forth in the section entitled “Asset Sales” hereof);

e)   investments (which shall be permitted (i) on the terms set forth in the section entitled “General Restricted Payment Incurrence Test” hereof, (ii) pursuant to an exception permitting unlimited intercompany investments in restricted subsidiaries subject to a cap to be agreed on investments in non-Loan Parties (which cap shall not apply to (x) intercompany investments made and liabilities incurred in the ordinary course of business in connection with cash management operations of the Borrower or any of its restricted subsidiaries, (y) intercompany loans, advances or indebtedness having a term not exceeding 364 days or (z) investments made in connection with the Transactions), (iii) pursuant to “Permitted Tax Restructurings” consistent with the Precedent Credit Agreement, and (iv) pursuant to a general basket of an amount not to exceed the greater of (x) 75% of Closing Date EBITDA and (y) 75% of Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination, and acquisitions (which shall be permitted on the terms set forth in the section entitled “Permitted Acquisitions” hereof);

f)    dividends or distributions on, or redemptions of, the Borrower’s equity interests, with exceptions including (i) loans or advances to officers and directors in an amount not to exceed the greater of $50 million and a corresponding percentage of Consolidated EBITDA, (ii) customary permitted tax distributions, (iii) a general basket of an amount not to exceed the greater of (x) 35% of Closing Date EBITDA and (y) 35% of Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination, (iii) the dividend or distribution of equity interests of, or indebtedness owed to the Borrower or a restricted subsidiary by, an unrestricted subsidiary (or a restricted subsidiary that owns an unrestricted subsidiary so long as such restricted subsidiary owns no assets other than equity interests of an unrestricted subsidiary), in each case, so long as the primary assets of such unrestricted subsidiary are not cash or cash equivalents, (iv) quarterly capital returns in the amount set forth in the Existing Credit Agreement, (v) a basket of an amount not to exceed the amount of Balance Sheet Funds (other than the proceeds of the TLA Cash Bridge), and (vi) on the terms set forth in the section entitled “General Restricted Payment Incurrence Test” hereof;

B-15	[Commitment Letter]

g)   prepayments, purchases or redemptions of subordinated indebtedness (the “Specified Indebtedness”), with exceptions including (i) a general basket in an amount not to exceed the greater of (x) 35% of Closing Date EBITDA and (y) 35% of Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination and (ii) on the terms set forth in the section entitled “General Restricted Payment Incurrence Test” hereof, or amendments of any documentation governing such indebtedness in a manner material and adverse to the Lenders;

h)   clauses restricting distributions from restricted subsidiaries; and

i)    transactions with affiliates.

The negative covenants will be subject, in the case of each of the foregoing covenants, to exceptions, qualifications and “baskets” including (i) fixed dollar baskets and corresponding growth components based on Consolidated EBITDA of the Borrower and its restricted subsidiaries) to be set forth in the Facilities Documentation, (ii) an available basket amount (the “Available Amount”) (to be defined in the Facilities Documentation but to (x) be based off of 50% of Consolidated Net Income (as defined in the Precedent Credit Agreement), which cannot be less than zero in any period (this clause (x), the “Builder Basket”) and (y) include an initial amount equal to the greater of (1) 40% of Closing Date EBITDA and (2) 40% of Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination) that may be used for, among other things, indebtedness, investments, restricted payments and the prepayment or redemption of Specified Indebtedness, subject, in the case of restricted payments and/or the prepayment or redemption of Specified Indebtedness in reliance on the Builder Basket, to the absence of any event of default and ability to incur $1.00 of indebtedness under clause (c) of the definition of Permitted Ratio Debt, and (iii) the ability to classify or reclassify any transaction (or portion thereof) in the Borrower’s sole discretion among categories at any time and from time to time in the event that any lien, investment, indebtedness, restricted payment or disposition meets the criteria of one or more of the like categories of transactions then permitted pursuant to the applicable negative covenant under the Facilities Documentation.

Asset Sales:	The Borrower or any restricted subsidiary will be permitted to make non-ordinary course asset sales, subject solely to the following terms and conditions: (i) such asset sales are for fair market value as reasonably determined by the Borrower or the applicable restricted subsidiary in good faith, (ii) the consideration for any such sales in excess of an amount to be set forth in the Facilities Documentation is at least 75% cash consideration (including designated non-cash consideration up to an amount to be set forth in the Facilities Documentation, with a grower component based on percentage of Consolidated EBITDA) and (iii) the proceeds of such asset sales are subject to the terms set forth in the section entitled “Mandatory Prepayments” hereof; provided that the Facilities Documentation will include a general basket with respect to dispositions in an amount equal to $900,000,000, plus an amount per annum equal to the greater of (x) 10% of Closing Date EBITDA and (y) 10% of Consolidated EBITDA for the most recently ended period of four consecutive fiscal quarters for which financial statements are available prior to such date of determination (and such general basket will not be subject to any mandatory prepayment requirement).

B-16	[Commitment Letter]

General Restricted Payment Incurrence Test:	The Facilities Documentation shall permit the Borrower and its restricted subsidiaries to make unlimited restricted payments, investments and prepayments of Specified Indebtedness so long as at the time of making such restricted payment, investment or prepayment of Specified Indebtedness (a) no event of default shall have occurred and be continuing and (b)(i) in the case of investments, the Borrower is in compliance on a pro forma basis with the Financial Covenant with respect to the TLA Facilities (as in effect on the Closing Date) and (ii) in the case of restricted payments and prepayments of Specified Indebtedness, the Total Leverage Ratio of the Borrower on a pro forma basis shall be no greater than 0.50 to 1.00 below the Total Leverage Ratio on the Closing Date.

Permitted Acquisitions:	The Borrower or any restricted subsidiary will be permitted to make acquisitions of entities that become restricted subsidiaries or assets that are acquired by the Borrower or a restricted subsidiary (each, a “Permitted Acquisition”), subject solely to the following terms and conditions: (i) except with respect to any Limited Condition Transaction to the extent provided below, there is no default or event of default immediately before and immediately after giving pro forma effect to such acquisition, (ii) after giving effect thereto, the Borrower is in compliance with the permitted lines of business covenant and (iii) solely to the extent required by, and subject to the limitations set forth in, “Guarantees” and “Security” above, the acquired company and its subsidiaries will become Guarantors and pledge their Collateral to the Administrative Agent.

Financial Covenant:

Solely with respect to the TLA Facilities:

A maximum Total Leverage Ratio set at 6.00:1.00 for the period beginning on the Closing Date until the date that is 12 months following the Closing Date. From the date that is 12 months following the Closing Date, a maximum Total Leverage Ratio set at 5.75:1.00 stepping down to 5.25:1.00 on the date that is 24 months following the Closing Date; provided that, after 24 months following the Closing Date, the Total Leverage Ratio will increase to 5.75:1.00 for the four fiscal quarters following a Material Acquisition (as defined in the Existing Credit Agreement) (the “Financial Covenant”).

Events of Default:	Subject to the Documentation Principles, the same as the Events of Default (as defined in the Precedent Credit Agreement) set forth in Section 8.01 of the Precedent Credit Agreement (to be applicable to Borrower and its restricted subsidiaries). The “Threshold Amount” (as defined in the Precedent Credit Agreement) shall be equal to $400 million.

Voting:	Subject to the Documentation Principles, the same as, at the option of the Borrower, the Existing Credit Agreement or Precedent Credit Agreement (including, without limitation, as set forth in Section 10.01 of the Precedent Credit Agreement); provided that only the majority TLA Lenders can exercise remedies and/or vote in respect of the Financial Covenant.

B-17	[Commitment Letter]

Cost and Yield Protection:	Subject to the Documentation Principles, the same as the Precedent Credit Agreement.

Assignments and Participations:	Subject to the Documentation Principles, the same as the Precedent Credit Agreement, provided that prior to the expiry of the Certain Funds Period, such provisions shall be consistent with the Interim Facilities Agreement.

Expenses and Indemnification:	Subject to the Documentation Principles, the same as the expense reimbursement and indemnification provisions set forth in the Precedent Credit Agreement (including, without limitation, as set forth in Sections 10.04 and 10.05 of the Precedent Credit Agreement).

Governing Law and Forum:	New York.

Counsel to the Administrative Agent and the Arrangers:	Cahill Gordon & Reindel LLP.

B-18	[Commitment Letter]

ANNEX I to
EXHIBIT B

Interest Rates:	The interest rates under the TLB Facility will be as follows:
At the option of the Borrower, the Benchmark Rate (as defined below) plus 2.00% or ABR plus 1.00%.

The interest rates under the TLA Facilities shall accrue in a manner consistent with the Existing Credit Agreement, except as set forth below (including, without limitation, that the benchmark rate applicable thereto shall be the Benchmark Rate).

The Borrower may elect interest periods of 1, 3 or 6 months (or, if agreed by all relevant Lenders, 12 months) for LIBOR borrowings.

Calculation of interest shall be on the basis of the actual days elapsed in a year of 360 days (or 365 or 366 days, as the case may be, in the case of ABR loans).
Interest shall be payable in arrears (a) for loans accruing interest at a rate based on LIBOR, at the end of each interest period and, for interest periods of greater than 3 months, every three months, and on the applicable maturity date and (b) for loans accruing interest based on the ABR, quarterly in arrears and on the applicable maturity date.
“ABR” is the Alternate Base Rate, which is the highest of (i) the Bank of America prime rate, (ii) the Federal Funds Effective Rate plus 1/2 of 1.00% and (iii) the Benchmark Rate plus 1.00% plus the applicable interest margin.

“Benchmark Rate” means (i) if the Closing Date occurs on or prior to December 31, 2021, LIBOR, (ii) if the Closing Date occurs thereafter, a benchmark rate (which shall be a rate based on SOFR or BSBY, with customary spread adjustments) that is mutually agreed by the Borrower and the Commitment Parties holding a majority in aggregate principal amount of the commitments or loans in respect of the Facilities or (iii) solely with respect to Loans in Sterling, SONIA, on terms consistent with the Interim Facilities Agreement.

The Benchmark Rate will be subject to a floor of 0.00% per annum.

The interest rates under the TLA Facilities will be the same as in the Existing Credit Agreement.

Letter of Credit Fee:	Same as the Existing Credit Agreement.

Annex I to Exhibit B-1

Exhibit C

Project Amber
Agreed Form IFA

[Attached]